          As filed with the Securities and Exchange Commission on April 29, 2003
                                                      Registration No. 033-47927
                                                                       811-06025

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 17 [X]
                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 7 [X]

                      Metropolitan Life Separate Account UL
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                               One Madison Avenue
                               New York, NY 10010
              (Address of depositor's principal executive offices)

                              ---------------------
                              Gary A. Beller, Esq.
               Senior Executive Vice President and General Counsel
                       Metropolitan Life Insurance Company
                               One Madison Avenue
                               New York, NY 10010
                     (Name and address of agent for service)

                                   Copies to:
                Gary O. Cohen, Esq. and Thomas C. Lauerman, Esq.
                                 Foley & Lardner
                               3000 K Street, N.W.
                             Washington, D.C. 20007

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on May 1, 2003 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1) of Rule 485
     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment


Title of Securities Being Registered: Interests in Metropolitan Life Separate Account UL, which funds certain Variable Universal Life Insurance Policies.

                                  PROSPECTUS
                                      FOR

                    UL 2001, A FLEXIBLE PREMIUM MULTIFUNDED
                       LIFE INSURANCE POLICY ("POLICY")
           ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")
                                  MAY 1, 2003

This prospectus provides you with important information about MetLife's UL 2001 Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.

You allocate net premium payments to and transfer cash value among a fixed interest account and 41 different investment divisions of Metropolitan Life Separate Account UL ("Separate Account"). Each investment division (sometimes referred to in this prospectus as "variable investment options"), in turn, invests solely in one of 41 corresponding "Portfolios":




                  METROPOLITAN SERIES FUND, INC. PORTFOLIOS:


  Davis Venture Value*                Neuberger Berman Partners Mid Cap Value
  FI Mid Cap Opportunities*           Putnam International Stock
  FI Structured Equity*               Russell 2000(R) Index
  Franklin Templeton Small Cap Growth Salomon Brothers Strategic Bond
  Harris Oakmark Focused Value*         Opportunities*
  Harris Oakmark Large Cap Value      Salomon Brothers U.S. Government*
  Janus Mid Cap                       Scudder Global Equity
  Lehman Brothers(R) Aggregate Bond   State Street Research Aggressive Growth
  Index                               State Street Research Aurora
  Loomis Sayles Small Cap*            State Street Research Bond Income*
  Met/Putnam Voyager (formerly,       State Street Research Diversified
  Putnam Large Cap Growth)            State Street Research Investment Trust
  MetLife Mid Cap Stock Index         State Street Research Large Cap Value
  MetLife Stock Index                 T. Rowe Price Large Cap Growth
  MFS Investors Trust*                T. Rowe Price Small Cap Growth
  MFS Research Managers*
  Morgan Stanley EAFE(R) Index



                    MET INVESTORS SERIES TRUST PORTFOLIOS:


  Harris Oakmark International        Met/AIM Small Cap Growth
  (formerly, State Street Research    MFS Research International
  Concentrated   International)       PIMCO Innovation
  Janus Aggressive Growth**           PIMCO Total Return
  Lord Abbett Bond Debenture          T. Rowe Price Mid-Cap Growth (formerly,
  Met/AIM Mid Cap Core Equity         MFS Mid-Cap Growth)


                AMERICAN FUNDS INSURANCE SERIES PORTFOLIOS***:

  American Funds Global Small         American Funds Growth-Income
  Capitalization
  American Funds Growth

--------

* Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") The reorganization had no effect on the investment objectives, policies or advisory fees of the Series, nor was there any change in the Series' investment adviser or subadviser.


** On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Series
   Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


***The American Funds Insurance Series calls these "Funds", but this prospectus calls them "Portfolios."



Separate prospectuses for the Metropolitan Series Fund, the Met Investors Series Trust and the American Funds Insurance Series (each a "Fund") are attached to this prospectus. They describe in greater detail an investment in the Portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.


Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete. Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS


                                                                             PAGE
                                                                           IN THIS
SUBJECT                                                                   PROSPECTUS
-------                                                                   ----------
Summary of Benefits and Risks............................................      3
   Benefits of a Policy..................................................      3
   Risks of a Policy.....................................................      5
   Risks of Investment in the Portfolios.................................      7
Fee Tables...............................................................      7
   Transaction Fees......................................................      7
   Periodic Charges Other Than Portfolio Operating Expenses..............      8
   Charges for Optional Features.........................................      9
   Annual Portfolio Operating Expenses...................................     10
MetLife..................................................................     12
Our Separate Account That Supports the Policies..........................     12
The Portfolios...........................................................     13
   Management of Portfolios..............................................     13
   The Portfolio Share Classes That We Offer.............................     16
   Purchases and Redemptions of Portfolio Shares by Our Separate Account.     16
   Voting Rights That You Will Have......................................     16
The Fixed Return You Can Choose (Our Fixed Account)......................     17
Purchasing a Policy......................................................     17
Your Payment and Allocation of Premiums..................................     18
Sending Communications and Payments To Us................................     20
   Contacting Us.........................................................     20
   When Your Requests, Instructions and Notifications Become Effective...     21
   Third Party Requests..................................................     21
Insurance Proceeds Payable If The Insured Dies...........................     21
   Death Benefit Options You Can Choose..................................     22
   Alternate Death Benefit That Automatically Applies in Some Cases......     23
   Guaranteed Minimum Death Benefit You Can Choose.......................     23
   The Specified Face Amount of Your Policy..............................     24
Your Policy's Values.....................................................     25
   Cash Value............................................................     25
   Cash Surrender Value..................................................     26
   The Amount We Pay at Your Policy's Final Date.........................     26
Surrenders and Partial Withdrawals From Your Policy......................     26
Transferring Cash Value Among Your Policy's Investment Options...........     27
   Automated Investment Strategies You Can Choose........................     27
   Transfers You Can Make by Telephone...................................     28
Borrowing From Your Policy...............................................     29
Policy Termination and Reinstatement.....................................     30
Optional Benefits You Can Add by Rider...................................     30
Charges and Deductions You Pay...........................................     32
   Deductions From Premiums..............................................     32
   Transfer Charge.......................................................     32
   Underwriting Charge...................................................     32
   Charges Included in the Monthly Deduction.............................     32
   Surrender Charge......................................................     34
   Charges for Optional Benefits.........................................     36
   Charges and Expenses of the Separate Account and the Portfolios.......     36
Federal Tax Matters......................................................     36
Rights We Reserve........................................................     38
Other Policy Provisions..................................................     39
Sales and Administration of the Policies.................................     40
Legal Proceedings........................................................     41
Restrictions on Financial Transactions...................................     41
Experts..................................................................     41
Financial Statements.....................................................     41
Glossary.................................................................     42

SUMMARY OF BENEFITS AND RISKS

This summary describes important Policy benefits and risks. The sections of this prospectus following this summary discuss the Policy in more detail. The Glossary at the end of this prospectus explains certain words and phrases used in this Prospectus.

BENEFITS OF A POLICY

Death Benefit. The Policies are designed to provide insurance protection. If a Policy is in force and upon receipt of satisfactory proof of the death of the insured, we will pay the insurance proceeds to the beneficiary of the Policy. The insurance proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding Policy loan and accrued loan interest.

Guaranteed Minimum Death Benefit. Generally, you may choose, in the Policy application, a period of time during which, regardless of how little cash value your Policy may have, it will continue in force and its death benefit will be guaranteed not to fall below a certain minimum. If you choose a guarantee, you will need to pay minimum premium amounts in order to keep that guarantee in force. You may later terminate (or, in some cases, reduce the length of) the guarantee, by not paying the full minimum premium amounts.

Choice of Death Benefit Options. Generally, you have a choice among three options. These range from an amount equal to the Policy's "specified face amount" to an amount equal to the specified face amount plus the Policy cash value at the insured's date of death. The specified face amount is the base amount of insurance coverage under a Policy. Subject to certain limits, you can change your death benefit option after the second Policy year once in any 12 month period. A change in death benefit options may have tax consequences.

Premium Flexibility. The Policy allows flexibility in making premium payments. You can make premium payments based on a schedule you choose in your application. You can make a payment that does not correspond to your schedule at any time. We can, however, limit or prohibit payments in some situations. There are certain minimum premium requirements to keep the Policy in force during the first policy year and, if you wish, to keep the guaranteed minimum death benefit in effect thereafter.

Right to Examine the Policy. During the later of ten days following your receipt of the Policy (more in some states) or 45 days after you sign the completed application, you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

Choice of Investment Options. You can allocate your net premiums and cash value among your choice of 41 different variable investment options. The variable investment options available under the Policy include several common stock funds, including funds that invest primarily in foreign securities, as well as bond funds and balanced funds. You may also allocate premiums and cash value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

Surrender and Partial Withdrawals. You may surrender your Policy for its cash surrender value at any time. In addition, subject to certain limits, you may withdraw part of your cash surrender value from your Policy. Your Policy's cash surrender value equals your cash value, reduced by any outstanding Policy loans (plus accrued interest) and by any applicable surrender charge. A surrender or partial withdrawal may have tax consequences.

Transfers and Automated Investment Strategies. Subject to limitations, you may transfer your Policy's cash value among the variable investment options or between those options and the Fixed Account. You may also elect one of five Automated Investment Strategies that allow you to transfer funds periodically from the Fixed Account to the variable investment options, or among such options in accordance with an asset allocation model that you choose, based on your risk tolerance level. You may make other transfers at any time, but we reserve the right to limit the number and amount of transfers you may make in a Policy year.


Loans. Subject to certain limits, you may borrow against your Policy's cash value. The maximum loan amount you may take is the Policy's cash value net of the surrender charge less two monthly deductions (in most states) and less all other outstanding Policy loans. We charge you a maximum annual interest rate of 6% (4.6% for Policy years 11 through 15, 4.3% for Policy years 16 through 20 and 4.0% after Policy year 20) on your loan. However, we credit you with an annual return of 4% on amounts that you borrow (rather than the return that such amounts would otherwise earn under our variable investment options or Fixed Account). Loans may have tax consequences.


Tax Advantages. If you meet certain requirements, you will pay income taxes on cash value you receive (through withdrawals or surrenders or at the Final Date of your Policy) only to the extent that the cumulative amounts you have received exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

Exchange Privilege. Within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested), you may transfer all of your cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account at no charge. The purpose of the exchange privilege is to provide you the option of fixed Policy values and benefits. In some states however, we implement this by permitting you to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Rider Benefits. We offer several riders that provide supplemental benefits under the Policy, such as the Disability Waiver of Premium Benefit which provides for the payment of certain premium amounts on proof of disability of the primary insured. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your sales representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.


Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions under the Policy.

They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


RISKS OF A POLICY

Investment Risk. MetLife does not guarantee the investment performance of the variable investment options, and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, these deductions will have an even greater impact on your Policy's cash value. It is possible to lose your full investment, and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 3%.


Surrender and Withdrawal Risks. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (or within the first 15 years following a face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy. You will also be subject to a surrender charge if you withdraw more than 10% of your cash values in any of the first 15 Policy years (or the first 15 years following a specified face amount increase).


You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will terminate without value because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly terminate).

Risk of Policy Termination. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay a monthly deduction (the charge we deduct from your Policy's cash value every month) and no minimum guaranteed death benefit is in effect, your Policy will terminate without value, unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. If your Policy does terminate, your insurance coverage also will terminate (although you will be given an opportunity to reinstate your Policy and coverage if you satisfy certain requirements). If your Policy terminates when there is an outstanding loan, there may be adverse tax consequences.

Certain Tax Risks. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's cash value until there is an actual distribution from the Policy. Moreover, insurance proceeds payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Loan Risks. A policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the variable investment options or Fixed Account as collateral, and hold it in your Policy loan account. This loan collateral does not participate in the investment experience of the investment divisions or receive the interest rate credited to the Fixed Account either of which may be higher than the interest rate credited on the amount you borrow.

Any unpaid loan (plus accrued interest) also reduces the Policy's insurance proceeds paid to your beneficiary. In addition, your Policy may terminate if your outstanding loan and accrued loan interest reduces the cash surrender value to zero unless the guaranteed minimum death benefit is in effect.

If you surrender your Policy or your Policy terminates while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and any prior tax-free withdrawals exceed the premiums paid. Particularly because loans and partial withdrawals reduce your Policy's cash surrender value, any remaining cash surrender value may be insufficient to pay the income tax due.

Limitations on Access to Cash Value. We limit loans and partial withdrawals of cash value from the Policy to amounts not less than $500 and not more than the cash surrender value less two monthly deductions.

Limitations on Transfers. We may limit transfers to four per Policy year and may limit transfers from the Fixed Account to one each year on the Policy anniversary date. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We may adopt procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund's prospectus for more details.

Policy Charge and Expense Increase. We have the right to increase certain Policy charges.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF INVESTMENT IN THE PORTFOLIOS

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the prospectus for each of the Funds attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand column of each of the first three tables below.


TRANSACTION FEES

This table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers cash value among the variable investment options or the Fixed Account.


---------------------------------------------------------------------------------------
                                                                       MAXIMUM
                        WHEN CHARGE IS         CURRENT AMOUNT          AMOUNT
CHARGE                  DEDUCTED               DEDUCTED                WE CAN DEDUCT
---------------------------------------------------------------------------------------
Sales Charge            On payment of          2.25% of Each           Same as Current
                        premium                Premium Paid            Amount
---------------------------------------------------------------------------------------
State Tax Imposed on    On payment of          2.00% of Each           Same as Current
Premiums                premium                Premium Paid            Amount
---------------------------------------------------------------------------------------
Federal Tax Imposed on  On payment of          1.25% of Each           Same as Current
Premiums                premium                Premium Paid            Amount
---------------------------------------------------------------------------------------
Surrender Charge/1/     On surrender or        In years 1 and 2, the   Same as Current
                        termination of your    surrender charge is the Amount
                        Policy in the first 15 amount of premiums
                        Policy years (or the   you have actually paid
                        first 15 years after a to date up to the
                        specified face amount  Maximum Surrender
                        increase)              Charge Premium (less
                                               in other years--see
                                               footnote 2).
                        On partial withdrawal  A pro-rata portion of
                        of more than your      the surrender charge
                        Policy's 10% annual    that would apply if you
                        free withdrawal        had made a full
                        amount, or on a        surrender at the time
                        specified face amount  of the withdrawal or
                        reduction that you     specified face amount
                        request.               reduction.
---------------------------------------------------------------------------------------
Transfer Fee for        On transfer of cash    Not currently charged   $25 per transfer
non-automated transfers value among variable
                        investment options
                        and to and from the
                        Fixed Account
---------------------------------------------------------------------------------------


/1/Because the details of this surrender charge are complex, this table does not show all of those details. Please refer to "Charges and Deductions You Pay--Surrender Charge" for more information.


/2/In years 3 through 15, the surrender charge is a declining percentage of the surrender charge in year 2, beginning with 90% in year 3 and reaching 0% after year 15. Please refer to "Charges and Deductions You Pay--Surrender Charge" for an explanation of the Maximum Surrender Charge Premium and other details.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes other fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including charges for optional features (riders) or the fees and expenses of the Portfolios.


                    WHEN CHARGE IS           CURRENT AMOUNT              MAXIMUM AMOUNT
CHARGE              DEDUCTED                 DEDUCTED                    WE CAN DEDUCT
----------------------------------------------------------------------------------------------
Cost of Term        Monthly, on the
Insurance/1/        monthly deduction
                    date
Lowest and                                   $.06 to $22.67 each month   $.08 to $53.58 each
Highest Charge                               per $1000 of term           month per $1,000 of
Among All                                    insurance amount/2/         term insurance amount
Possible Insureds
                                             $.16 each month per         $.20 each month per
Charge for a male                            $1000 of term insurance     $1,000 of term
insured, age 40, in                          amount                      insurance amount
the preferred
nonsmoker
underwriting class
with a specified
face amount of
$100,000 in the
first policy year
----------------------------------------------------------------------------------------------
Administration      Monthly, on the          $35 per month (less         Same as Current Rate
Charge              monthly deduction        depending on Age of
                    date                     insured and Policy year--
                                             see footnote 3)
----------------------------------------------------------------------------------------------
Mortality and       Monthly, on the          annual rate of:             Same as Current
Expense Risk        monthly deduction        .90% for Policy years 1-10  Amount
Charge (annual      date                     .60% for Policy years 11-15
rate imposed on                              .30% after Policy year 15
cash value in our
Separate Account)
----------------------------------------------------------------------------------------------
Underwriting        Monthly, on the          $5 per month                $5 per month
Charge              monthly deduction
                    date, for the first 12
                    months after you
                    increase your specified
                    face amount
----------------------------------------------------------------------------------------------
Loan Interest       Annually (or on loan     annual rate of:             Same as Current Rate
Spread/4/ (on loan  termination, if earlier) 2% for Policy years 1-10
amount)                                      .6% for Policy years 11-15
                                             .3% for Policy years 16-20
                                             0% after Policy year 20

--------

/1/ The cost of term insurance charge varies based on individual characteristics, including the insured's age, risk class and, in most cases, sex. The cost of term insurance charges shown are probably not representative of the charges that you would pay. You can obtain more information about the cost of term insurance or other charges that would apply for a particular insured by contacting your sales representative.


/2/ The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 3% per year) and the Policy's cash value.


/3/ This is the administration charge during the first Policy year for insureds Age 41 and over. The charge is less during the first Policy year, for younger insureds ($30 for Ages 26-40, $20 under Age 25). In the second and later Policy years, the charge reduces to $10 for all insureds and, if you pay the "required administrative premium" shown on page 3 of your Policy, the charge reduces further depending on the specified face amount of your Policy ($7 for less than $100,000, $6 for $100,000-$249,999 and $5 for $250,000 or more). We will deduct any amount of the first Policy year's administration charges that remains unpaid at the time of any full surrender or other termination of a Policy during its first year.


/4/ We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

CHARGES FOR OPTIONAL FEATURES (RIDERS)

This table describes the charges you will pay periodically for any of the indicated optional benefits ("riders") that you choose to add to your Policy.


                              WHEN CHARGE IS    CURRENT AMOUNT         MAXIMUM AMOUNT
OPTIONAL FEATURE              DEDUCTED          DEDUCTED               WE CAN DEDUCT
---------------------------------------------------------------------------------------------
Disability Waiver of          Monthly, on the
Premium Benefit/1/            monthly deduction $.13 to $.60 per $100  $.14 to $.67 per $100
                              date              of covered premium     of covered premium
Lowest and Highest                              amount                 amount
Charge Among All
Possible Insureds                               $.34 per $100 of       $.37 per $100 of
                                                covered premium        covered premium
Charge for a male insured,                      amount                 amount
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $100,000
---------------------------------------------------------------------------------------------
Disability Waiver of          Monthly, on the
Monthly Deduction             monthly deduction $.01 to $.46 per $1000 $.02 to $.53 per $1000
Benefit/1/                    date              of term insurance      of term insurance
                                                amount                 amount
Lowest and Highest
Charge Among All                                $.02 per $1000 of      $.03 per $1000 of
Possible Policies                               term insurance         term insurance
                                                amount                 amount
Charge for a male insured,
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $100,000
---------------------------------------------------------------------------------------------
Accidental Death Benefit/1/   Monthly, on the
                              monthly deduction $.05 to $.09 per $1000 $.08 to $.13 per $1000
Lowest and Highest            date              of accidental death    of accidental death
Charge Among All                                coverage amount        coverage amount
Possible Insureds
                                                $.05 per $1000 of      $.08 per $1000 of
Charge for a male insured,                      accidental death       accidental death
age 40, in the preferred                        coverage amount        coverage amount
nonsmoker underwriting
class with a specified face
amount of $100,000
---------------------------------------------------------------------------------------------
Long Term Care                Monthly, on the
Guaranteed Purchase           monthly deduction $.20 to $1.88 per $100 Same as Current
Option/1/                     date              of daily coverage      Amount
                                                amount
Lowest and Highest                                                     Same as Current
Charge Among All                                $.48 per $100 of daily Amount
Possible Policies                               coverage amount

Charge for a male insured,
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $100,000
---------------------------------------------------------------------------------------------
Children's Term Insurance     Monthly, on the   $.39 per $1,000 of     $.64 per $1,000 of
Benefit (identical charge     monthly deduction child's term           child's term
for all eligible children and date              insurance amount       insurance amount
all years)
---------------------------------------------------------------------------------------------
Spouse term Insurance         Monthly, on the
Benefit/1/                    monthly deduction $.07 to $4.03 per      $.08 to $4.69 per
                              date              $1000 of spouse's      $1000 of spouse's
Lowest and Highest                              term insurance         term insurance
Charge Among All                                amount                 amount
Possible Policies
                                                $.11 per $1000 of      $.18 per $1000 of
Charge for a female                             spouse's term          spouse's term
insured, age 40, in the                         insurance amount       insurance amount
preferred nonsmoker
underwriting class with a
specified face amount of
$100,000
---------------------------------------------------------------------------------------------
Accelerated Death Benefit     Not Applicable    No Charge              No Charge


/1/ The charges for these optional features vary based on individual characteristics, including the insured's age, risk class and, in most cases, sex. The charges shown are probably not representative of the charges that you would pay. You can obtain more information about the charges that would apply for a particular insured by contacting your sales representative.

ANNUAL PORTFOLIO OPERATING EXPENSES


This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The table shows the lowest and highest fees and expenses charged by the Portfolios for the fiscal year ended December 31, 2002, before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectuses.



                                                                     LOWEST* HIGHEST*
-------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including
 management fees, distribution (Rule 12b-1) fees and other expenses)  .31%   4.42%
-------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses
 (net of any contractual fee waivers and expense reimbursements)      .31%   1.20%**

--------
*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2002 or expected to occur during the 12 months ended December 31, 2003.

**Consists of expenses of the Harris Oakmark International Portfolio after the fee waivers and expense reimbursements reflected for that Portfolio in the table below.



This table describes the annual operating expenses for each Portfolio for the year ended December 31, 2002, as a percentage of the Portfolio's average daily net assets for the year.





                                                                         GROSS
                                                                         TOTAL    FEE WAIVERS    NET TOTAL
                                              MANAGEMENT  OTHER   12B-1  ANNUAL   AND EXPENSE     ANNUAL
                                                 FEES    EXPENSES FEES  EXPENSES REIMBURSEMENTS  EXPENSES
-----------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND (CLASS A SHARES)
-----------------------------------------------------------------------------------------------------------
Davis Venture Value                              .75%      .05%   .00%    .80%        .00%          .80%(a)
-----------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                         .80%     3.62%   .00%   4.42%       3.37%         1.05%(b)
-----------------------------------------------------------------------------------------------------------
FI Structured Equity                             .67%      .05%   .00%    .72%        .00%          .72%(a)
-----------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth              .90%      .61%   .00%   1.51%        .36%         1.15%(b)
-----------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                     .75%      .07%   .00%    .82%        .00%             .82%
-----------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value                   .75%      .08%   .00%    .83%        .00%          .83%(a)
-----------------------------------------------------------------------------------------------------------
Janus Mid Cap                                    .69%      .06%   .00%    .75%        .00%             .75%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index             .25%      .09%   .00%    .34%        .00%             .34%
-----------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                          .90%      .07%   .00%    .97%        .00%             .97%
-----------------------------------------------------------------------------------------------------------
Met/Putnam Voyager                               .80%      .27%   .00%   1.07%        .07%         1.00%(b)
-----------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                      .25%      .18%   .00%    .43%        .00%             .43%
-----------------------------------------------------------------------------------------------------------
MetLife Stock Index                              .25%      .06%   .00%    .31%        .00%             .31%
-----------------------------------------------------------------------------------------------------------
MFS Investors Trust                              .75%      .59%   .00%   1.34%        .34%      1.00%(a)(b)
-----------------------------------------------------------------------------------------------------------
MFS Research Managers                            .75%      .39%   .00%   1.14%        .14%      1.00%(a)(b)
-----------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                        .30%      .49%   .00%    .79%        .04%          .75%(b)
-----------------------------------------------------------------------------------------------------------

                                                                           GROSS
                                                                           TOTAL    FEE WAIVERS    NET TOTAL
                                              MANAGEMENT  OTHER    12B-1   ANNUAL   AND EXPENSE     ANNUAL
                                                 FEES    EXPENSES  FEES   EXPENSES REIMBURSEMENTS  EXPENSES
-------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value          .69%      .11%      .00%   .80%        .00%          .80%(a)
-------------------------------------------------------------------------------------------------------------
Putnam International Stock                       .90%      .22%      .00%  1.12%        .00%            1.12%
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index                               .25%      .24%      .00%   .49%        .00%             .49%
-------------------------------------------------------------------------------------------------------------
Scudder Global Equity                            .64%      .17%      .00%   .81%        .00%             .81%
-------------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities    .65%      .20%      .00%   .85%        .00%             .85%
-------------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                 .55%      .15%      .00%   .70%        .00%             .70%
-------------------------------------------------------------------------------------------------------------
State Street Aggressive Growth                   .73%      .06%      .00%   .79%        .00%          .79%(a)
-------------------------------------------------------------------------------------------------------------
State Street Research Aurora                     .85%      .10%      .00%   .95%        .00%             .95%
-------------------------------------------------------------------------------------------------------------
State Street Research Bond Income                .40%      .11%      .00%   .51%        .00%             .51%
-------------------------------------------------------------------------------------------------------------
State Street Research Diversified                .44%      .05%      .00%   .49%        .00%          .49%(a)
-------------------------------------------------------------------------------------------------------------
State Street Research Investment Trust           .49%      .05%      .00%   .54%        .00%          .54%(a)
-------------------------------------------------------------------------------------------------------------
State Street Research Large Cap Value            .70%     1.63%      .00%  2.33%       1.38%          .95%(b)
-------------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                   .63%      .14%      .00%   .77%        .00%          .77%(a)
-------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                   .52%      .09%      .00%   .61%        .00%             .61%
-------------------------------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST (CLASS A SHARES)
-------------------------------------------------------------------------------------------------------------
Harris Oakmark International                     .85%     1.64%      .00%  2.49%       1.29%      1.20%(c)(d)
-------------------------------------------------------------------------------------------------------------
Janus Aggressive Growth                          .80%      .62%      .00%  1.42%        .52%       .90%(c)(d)
-------------------------------------------------------------------------------------------------------------
Lord Abbett Bond Debenture                       .60%      .17%      .00%   .77%        .02%          .75%(d)
-------------------------------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity                      .75%      .89%      .00%  1.64%        .69%       .95%(c)(d)
-------------------------------------------------------------------------------------------------------------
Met/AIM Small Cap Growth                         .90%     1.20%      .00%  2.10%       1.05%      1.05%(c)(d)
-------------------------------------------------------------------------------------------------------------
MFS Research International                       .80%     1.06%      .00%  1.86%        .76%         1.10%(d)
-------------------------------------------------------------------------------------------------------------
PIMCO Innovation                                 .95%      .78%      .00%  1.73%        .63%      1.10%(c)(d)
-------------------------------------------------------------------------------------------------------------
PIMCO Total Return                               .50%      .15%      .00%   .65%        .00%             .65%
-------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid- Cap Growth                    .75%      .45%      .00%  1.20%        .25%       .95%(c)(d)
-------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES (CLASS 2
 SHARES)
-------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization       .80%      .04%   .25%(e)  1.09%        .00%            1.09%
-------------------------------------------------------------------------------------------------------------
American Funds Growth                            .38%      .02%   .25%(e)   .65%        .00%             .65%
-------------------------------------------------------------------------------------------------------------
American Funds Growth-Income                     .34%      .01%   .25%(e)   .60%        .00%             .60%
-------------------------------------------------------------------------------------------------------------

--------

(a) The Metropolitan Series Fund directed certain of the Portfolios' trades to brokers who paid a portion of the Portfolios' expenses. Net Total Annual Expenses for the Portfolios does not reflect these reductions or credits. If we included these reductions or credits, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio, .71% for the FI Structured Equity

Portfolio, .82% for the Harris Oakmark Large Cap Value Portfolio, .98% for the MFS Investors Trust Portfolio, .93% for the MFS Research Managers Portfolio, ..77% for the Neuberger Berman Partners Mid Cap Value Portfolio, .78% for the State Street Research Aggressive Growth Portfolio, .48% for the State Street Research Diversified Portfolio, .52% for the State Street Research Investment Trust Portfolio, and .76% for the T. Rowe Price Large Cap Growth Portfolio.


(b) The Metropolitan Series Fund and its affiliate MetLife Advisers, LLC ("MetLife Advisers") have entered into an Expense Agreement under which MetLife Advisers will waive investment management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of these Portfolios of the Metropolitan Series Fund, so that the Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown above. Under the Expense Agreement, if certain conditions are met, the FI Mid Cap Opportunities Portfolio, the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio and the State Street Research Large Cap Value Portfolio may reimburse MetLife Advisers for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits.


Net Total Annual Expenses for the FI Mid Cap Opportunities Portfolio, Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio, and the State Street Research Large Cap Value Portfolio have been restated to reflect the fee waiver and expense reimbursement arrangements in effect from May 1, 2003 to April 30, 2004.


(c) The Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio, .82% for the Janus Aggressive Growth Portfolio, .91% for the Met/AIM Mid Cap Core Equity Portfolio, 1.03% for the Met/AIM Small Cap Growth Portfolio, 1.04% for the PIMCO Innovation Portfolio and .88% for the T. Rowe Price Mid-Cap Growth Portfolio.


(d) Met Investors Series Trust and its affiliate Met Investors Advisory LLC have entered into an Expense Limitation Agreement under which Met Investors Advisory LLC has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown above. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory LLC may, with the approval of the Trust's Board of Trustee, be repaid by the applicable Portfolio to Met Investors Advisory LLC.


Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/AIM Mid Cap Core Equity Portfolio, the MFS Research International Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the fee waiver and expense reimbursement arrangements in effect from May 1, 2003 to April 30, 2004.


(e) The American Funds Insurance Series has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Distribution Plan the Portfolios pay an annual fee to compensate certain other parties for promoting, selling and servicing the shares of the Portfolio. These other parties may include MetLife (or its affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the contracts. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.




METLIFE

MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. We are obligated to pay all benefits under the policies.

OUR SEPARATE ACCOUNT THAT SUPPORTS THE POLICIES

Our Separate Account receives premium payments from owners of the Policies described in this prospectus and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance policies whose premiums the Separate Account receives.
[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of a Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division corresponds to one of our variable investment options and invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account and can add and eliminate variable investment options from your Policy. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

THE PORTFOLIOS

[SIDEBAR: You should carefully review the investment objectives, practices, and risks of each Portfolio, which are described in the appropriate Fund prospectuses that are attached to this prospectus.]


Metropolitan Series Fund, Met Investors Series Trust and American Funds Insurance Series is each a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into separate investment Portfolios, each of which issues its own class or "series" of stock in which a corresponding investment division of the Separate Account invests.


You should read the Fund prospectuses that are attached to this prospectus. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and sub-advisers that are associated with each Portfolio. They also contain information on the different separate accounts that invest in each Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts, funding diverse types of insurance products, all invest in the same Fund.


MANAGEMENT OF PORTFOLIOS


Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:




          PORTFOLIO                  SUB-ADVISER          INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------
METROPOLITAN SERIES FUND
ADVISER: METLIFE ADVISERS/1/
---------------------------------------------------------------------------------
Davis Venture Value            Davis Selected Advisers, Growth of capital.
                               L.P./2/
---------------------------------------------------------------------------------
FI Mid Cap Opportunities       Fidelity Management &    Long-term growth of
                               Research Company         capital.
---------------------------------------------------------------------------------
FI Structured Equity           Fidelity Management &    Long-term growth of
                               Research Company         capital.
---------------------------------------------------------------------------------
Franklin Templeton Small Cap   Franklin Advisers, Inc.  Long-term capital growth.
 Growth
---------------------------------------------------------------------------------
Harris Oakmark Focused Value   Harris Associates L.P.   Long-term capital
                                                        appreciation.
---------------------------------------------------------------------------------
Harris Oakmark Large Cap Value Harris Associates L.P.   Long-term capital
                                                        appreciation.
---------------------------------------------------------------------------------

            PORTFOLIO                   SUB-ADVISER           INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------
Janus Mid Cap                     Janus Capital            Long-term growth of
                                  Management, LLC          capital.
--------------------------------------------------------------------------------------
Lehman Brothers Aggregate         Metropolitan Life        To equal the performance
 Bond Index                       Insurance Company        of the Lehman Brothers
                                                           Aggregate Bond Index.
--------------------------------------------------------------------------------------
Loomis Sayles Small Cap           Loomis, Sayles &         Long-term capital growth
                                  Company, L.P.            from investments in
                                                           common stocks or other
                                                           equity securities.
--------------------------------------------------------------------------------------
Met/Putnam Voyager                Putnam Investment        Capital appreciation.
                                  Management, LLC
--------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index       Metropolitan Life        To equal the performance
                                  Insurance Company        of the Standard & Poor's
                                                           MidCap 400 Composite
                                                           Stock Price Index.
--------------------------------------------------------------------------------------
MetLife Stock Index               Metropolitan Life        To equal the performance
                                  Insurance Company        of the Standard & Poor's
                                                           500 Composite Stock Price
                                                           Index.
--------------------------------------------------------------------------------------
MFS Investors Trust               Massachusetts Financial  Long-term growth of
                                  Services Company         capital with a secondary
                                                           objective to seek
                                                           reasonable current income.
--------------------------------------------------------------------------------------
MFS Research Managers             Massachusetts Financial  Long-term growth of
                                  Services Company         capital.
--------------------------------------------------------------------------------------
Morgan Stanley EAFE Index         Metropolitan Life        To equal the performance
                                  Insurance Company        of the MSCI EAFE Index.
--------------------------------------------------------------------------------------
Neuberger Berman Partners Mid     Neuberger Berman         Capital growth.
 Cap Value                        Management Inc.
--------------------------------------------------------------------------------------
Putnam International Stock        Putnam Investment        Long-term growth of
                                  Management, LLC          capital.
--------------------------------------------------------------------------------------
Russell 2000 Index                Metropolitan Life        To equal the return of the
                                  Insurance Company        Russell 2000 Index.
--------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond   Salomon Brothers Asset   High level of total return
 Opportunities                    Management Inc           consistent with
                                                           preservation of capital.
--------------------------------------------------------------------------------------
Salomon Brothers U.S.             Salomon Brothers Asset   High level of current
 Government                       Management Inc           income consistent with
                                                           preservation of capital and
                                                           maintenance of liquidity.
--------------------------------------------------------------------------------------
Scudder Global Equity             Deutsche Investment      Long-term growth of
                                  Management Americas Inc. capital.
--------------------------------------------------------------------------------------
State Street Research Aggressive  State Street Research &  Maximum capital
 Growth                           Management Company       appreciation.
--------------------------------------------------------------------------------------
State Street Research Aurora      State Street Research &  High total return,
                                  Management Company       consisting principally of
                                                           capital appreciation.
--------------------------------------------------------------------------------------
State Street Research Bond        State Street Research &  Competitive total return
 Income                           Management Company       primarily from investing in
                                                           fixed-income securities.
--------------------------------------------------------------------------------------
State Street Research Diversified State Street Research &  High total return while
                                  Management Company       attempting to limit
                                                           investment risk and
                                                           preserve capital.
--------------------------------------------------------------------------------------
State Street Research             State Street Research &  Long-term growth of
 Investment Trust                 Management Company       capital and income.
--------------------------------------------------------------------------------------
State Street Research Large Cap   State Street Research &  Long-term growth of
 Value                            Management Company       capital.
--------------------------------------------------------------------------------------

           PORTFOLIO                   SUB-ADVISER           INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth  T. Rowe Price Associates  Long-term growth of
                                Inc.                      capital and secondarily,
                                                          dividend income.
-------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth  T. Rowe Price Associates  Long-term capital growth.
                                Inc.
-------------------------------------------------------------------------------------
MET INVESTORS SERIES TRUST
ADVISER: MET INVESTORS
ADVISORY LLC
-------------------------------------------------------------------------------------
Harris Oakmark International/3/ Harris Associates L.P.    Long-term growth of
                                                          capital.
-------------------------------------------------------------------------------------
Janus Aggressive Growth         Janus Capital             Long-term growth of
                                Management, LLC           capital.
-------------------------------------------------------------------------------------
Lord Abbett Bond Debenture      Lord, Abbett & Co. LLC    High current income and
                                                          the opportunity for capital
                                                          appreciation to produce a
                                                          high total return.
-------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity     AIM Capital Management,   Long-term growth of
                                Inc.                      capital.
-------------------------------------------------------------------------------------
Met/AIM Small Cap Growth        AIM Capital Management,   Long-term growth of
                                Inc.                      capital.
-------------------------------------------------------------------------------------
MFS Research International      Massachusetts Financial   Capital appreciation.
                                Services Company
-------------------------------------------------------------------------------------
PIMCO Innovation                PIMCO Equity Advisors     Capital appreciation; no
                                                          consideration is given to
                                                          income.
-------------------------------------------------------------------------------------
PIMCO Total Return              Pacific Investment        Maximum total return,
                                Management Company        consistent with the
                                LLC                       preservation of capital and
                                                          prudent investment
                                                          management.
-------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth/4/ T. Rowe Price Associates, Provide long-term growth
                                Inc.                      of capital.
-------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE
SERIES
ADVISER: CAPITAL RESEARCH
AND MANAGEMENT COMPANY
-------------------------------------------------------------------------------------
American Funds Global Small     N/A                       Capital appreciation
 Capitalization                                           through stocks.
-------------------------------------------------------------------------------------
American Funds Growth           N/A                       Capital appreciation
                                                          through stocks.
-------------------------------------------------------------------------------------
American Funds Growth-Income    N/A                       Capital appreciation and
                                                          income.




--------

/1 /MetLife Advisers became the adviser to the Metropolitan Series Fund on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund.


/2 /Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.




/3/ Effective January 1, 2003, Harris Associated L.P. became the sub-adviser to the Harris Oakmark International Portfolio, formerly known as the State Street Research Concentrated International Portfolio.


/4 /Effective January 1, 2003, T. Rowe Price Associates, Inc. became the sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio, formerly known as the MFS Mid Cap Growth Portfolio.


A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER

The Portfolios offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy. The following classes of shares are available under the Policy:


.. For the Metropolitan Series Fund and the Met Investors Series Trust
  Portfolios, we offer Class A shares only.


.. For the American Funds Insurance Series Portfolios, we offer Class 2 shares only.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT


As of the end of each Valuation Period (See "Sending Communications and Payments To Us--When Your Requests, Instructions and Notifications Become Effective"), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:


.. The allocation of net premiums to the Separate Account.

.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).

.. Policy loans and loan repayments allocated to the Separate Account.

.. Transfers to and among investment divisions.

.. Withdrawals and surrenders taken from the Separate Account.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy.]

The Funds have shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

THE FIXED RETURN YOU CAN CHOOSE (OUR FIXED ACCOUNT)

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 3%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts, based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any partial amounts we remove from the Fixed Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amounts first.

Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

PURCHASING A POLICY

[SIDEBAR: We will issue a Policy to you as owner. You will have all the rights under the Policy, including the ability to name a new owner or contingent owner.]

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

Generally, we will issue a Policy only for insureds that are age 80 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured.


The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy until the death of the insured (unless the beneficiary has been designated an irrevocable beneficiary) and must survive the insured in order to receive the insurance proceeds.


For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. (Under our current administrative rules, a Policy which would be dated the 28th day or later in a month will receive a Date of Policy of the 28th.) In certain situations when payroll deduction is being used for remittance of premiums, we may adjust the Date of Policy. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application (but not earlier than the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.

For applications submitted without an advance payment of the initial premium or if we have refunded an advance payment prior to the issuance of the Policy, the Policy will be redated upon delivery to you. The delivery date will be the new Date of Policy.

Temporary insurance will be provided for up to 90 days from the date of the application (or a greater period of time that we may elect), provided that we receive a payment equal to at least one "check-o-matic" payment and any necessary medical examination has been completed. Even if the insured hasn't completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000 (as may be increased by us). There will be no charge for the insurance protection under the temporary insurance.

Insurance coverage under the Policy will begin, and any temporary insurance that is then in force will end, at the time the Policy is delivered and the Date of Receipt of the first premium payment has occurred. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under this Policy begin, see "Charges and Deductions you Pay--Charges Included in the Monthly Deduction."

It may not be in your best interest to surrender, terminate, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

YOUR PAYMENT AND ALLOCATION OF PREMIUMS

PAYING PREMIUMS

Unless your Policy has a guaranteed minimum death benefit in effect, the payment of premiums won't guarantee that your Policy will remain in force. Rather, this depends on your Policy's cash surrender value. Your Policy will remain in force as long as the Policy's cash surrender value is large enough to cover one monthly deduction. The monthly deduction is a charge we deduct from your Policy's cash value every month.

[SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]

You can make premium payments, subject to certain limitations discussed below, through the:

.. Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (A) annual; (B) semi-annual; (C) periodic automatic pre-authorized transfers from your checking account ( "check-o-matic"); (D) systematic through payment plans that your employer makes available; or (E) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned premium schedule.

.. Unscheduled premium payment option: You can make premium payments at any time.

We will hold a premium payment received before its due date in a non-interest bearing holding account until the due date, if necessary, to prevent a Policy from becoming a modified endowment contract. (See "Modified Endowment Contracts" under "Federal Tax Matters" below.) We will send you an additional notice of this arrangement by letter immediately after receiving your payment. We will also give you the option to either have the money held until the due date or applied on our Date of Receipt of your instructions to apply the money (unless the due date has already passed).

Paying Premiums to Maintain the Guaranteed Minimum Death Benefit

You can pay certain levels of premiums that entitle you to a guaranteed minimum death benefit for a specified period of time. To keep the guarantee you will need to pay these premium levels for the entire duration of the guarantee. We will test your Policy on each monthly anniversary or upon the Policy lapse date (depending on state requirements) to verify that you have paid the minimum premium (after taking into account partial withdrawals and outstanding Policy loans) to keep the guarantee in force. If no guarantee is in force, your Policy will terminate under the circumstances described in "Policy Termination and Reinstatement".

The level of premium to keep the guaranteed minimum death benefit in effect varies based on several factors including:

.. Duration of the guarantee (generally higher levels are required for longer durations).

.. Specified face amount (generally higher levels are required for higher amounts).

.. Smoking class and underwriting class (generally higher levels are required for classes that we consider to pose a greater mortality risk).

.. Death benefit option (generally higher levels are required for death benefit options B and CI).

.. Except for Policies issued in New York, Policy riders (generally higher levels are required if you have riders in force).

Maximum and Minimum Premium Payments

.. During the first Policy year you must pay an amount of premium that we call the minimum initial premium (after taking account of partial withdrawals and outstanding Policy loans) or we will terminate your Policy after the grace period.

.. After the first Policy year, your voluntary planned periodic payments must be at least:

 . $200 annually (or, for some Policies distributed by certain brokers, $2,500 annually)

 . $100 semi-annually

 . $15 on a "check-o-matic" or other systematic payment schedule.

.. Unscheduled premium payments must be at least $250 each.

.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status not later than in your annual statement. If possible, we will tell you how to reverse the status.

ALLOCATING NET PREMIUMS

[SIDEBAR: Net premiums are your premiums minus the charges deducted from those premiums.]

We will allocate your net premiums to the Fixed Account from the Investment Start Date until 20 days after such date.

Your Investment Start Date is the later of (A) the Date of Policy and (B) the Date of Receipt of your first premium payment. Your premium allocation instructions and transfer requests for investment in the separate account that you make in your Policy application, or within 20 days after your Investment Start Date, will take effect on the end of the first Valuation Date that is 20 days after your Investment Start Date.


You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations (effective after the 20th day referred to above) at any time by giving us written notification at our Designated Office or in any other manner that we permit.

SENDING COMMUNICATIONS AND PAYMENTS TO US

[SIDEBAR: You can contact us at our Designated Office.]

CONTACTING US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

               FUNCTION                             DESIGNATED OFFICE
---------------------------------------------------------------------------------
  Premium Payments & Inquiries           MetLife, P.O. Box 30074,
                                           Tampa FL 33630-3074
---------------------------------------------------------------------------------
  Surrenders, Withdrawals, Loans,        MetLife, P.O. Box 336,
   Investment Division Transfers,          Warwick, R.I. 02887-0336
   Premium Reallocation
---------------------------------------------------------------------------------
  Death Claims                           MetLife, P.O. Box 330,
                                           Warwick, R.I. 02887-0330
---------------------------------------------------------------------------------
  Beneficiary & Assignment               MetLife, P.O. Box 313,
                                           Warwick, R.I. 02887-0313
---------------------------------------------------------------------------------
  Cancellations (Free Look Period)       MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904-1097 Attn: Free
                                           Look
---------------------------------------------------------------------------------
  Address Changes                        MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904-1097 Attn: Data
                                           Integrity
---------------------------------------------------------------------------------
  Reinstatements                         MetLife, P.O. Box 30074,
                                           Tampa FL 33630-3074
---------------------------------------------------------------------------------

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE

Generally, requests, premium payments and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this Prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading.

The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.


THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If no selection is made we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:

.. The death benefit under the death benefit option, alternate death benefit or minimum guaranteed death benefit that is then in effect; plus

.. Any additional insurance proceeds provided by rider; minus

.. Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT OPTIONS YOU CAN CHOOSE

[SIDEBAR: The Policy generally offers a choice of three death benefit options.] Generally, you can choose among three options, although the choice may be limited based upon the insured's age. You select which option you want in the Policy application. The three options are:

.. Option A: The death benefit is a level amount and equals the specified face amount of the Policy.

.. Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

.. Option C: The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy:

 . The death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65 ("CI").

 . At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount ("CII").

[SIDEBAR: You can generally change your death benefit option.]

There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and CI than under Options A and CII.

You can change your death benefit option after the second Policy year and, thereafter, once in any 12 month period, provided that:

.. Your cash surrender value after the change would be enough to pay at least two monthly deductions.

.. The specified face amount continues to be no less than the minimum we allow after a decrease.

.. The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.

.. If the change is to Option C, the insured is age 60 or less.

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:

.. Change from A or CII to B or CI: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.

.. Change from B or CI to A: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.

.. Change from B to CI: The specified face amount will remain the same.

Before you change your death benefit option you should consider the following:

.. If the term insurance portion of your death benefit changes, as it may with a change from A or CII to B or CI and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the amount of the death benefit.

.. The premium requirements for maintaining the guaranteed minimum death benefit may change, which could affect your ability to maintain it.

.. If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "Specified Face Amount," below. These issues include the possibility: that your Policy would become a modified endowment contract; that you would receive a taxable distribution; of an increase or decrease in the monthly administration charge; and of changes in the maximum premium amounts that you can pay. A specified face amount decrease resulting from a death benefit option change, however, will not result in deduction of a surrender charge.

ALTERNATE DEATH BENEFIT THAT AUTOMATICALLY APPLIES IN SOME CASES

In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose. The alternate death benefit is as follows:

Age of Insured at Death 40 and  less  45  50  55  60  65  70 75 to 90  95
% of Cash Value: *               250 215 185 150 130 120 115      105 100

--------
*For the ages not listed, the percentage decreases by a ratable portion for each full year.

GUARANTEED MINIMUM DEATH BENEFIT YOU CAN CHOOSE

[SIDEBAR: The Policy offers a guaranteed minimum death benefit.]
You can choose to have a guaranteed minimum death benefit for one of several specified periods of time, if you meet certain requirements. Generally, the amount of guaranteed minimum death benefit equals the specified face amount of insurance, plus any additional death benefits provided by rider. Availability may be restricted in your state or by the insured's rating class, however.

There is no additional charge for the guarantee, but in order to keep the guarantee in effect, you will need to pay certain minimum premiums, which vary based on many factors (see "Premiums" below). We test the Policy on each monthly anniversary or upon the Policy's lapse date (depending on state requirements)--the "testing date"--to make sure that you have paid the minimum premiums required to keep the guarantee for the duration you chose. If you haven't made the minimum premium payments, we will tell you and give you 61 days from the testing date to make any additional payment to keep the guarantee at the then current duration. If we do not receive the required payment, we will reduce the duration of the guarantee to one that the premiums you have paid would support and that would have been available to you. If no shorter duration is available to you, we will terminate the guarantee. A duration cannot be reactivated, once we terminate it. If no guarantee is in effect, your Policy will terminate under the circumstances described in "Policy Termination and Reinstatement."

Each duration for the guaranteed minimum death benefit has its own premium requirement that supports it. The longer the duration, the greater the premiums required. At issue, we will look at the premium you plan to pay and give you which ever duration that premium supports. You can reduce the duration by reducing the premiums paid to an amount that will only support a shorter duration. A duration cannot be increased by subsequently paying additional premiums nor can a duration be reinstated once it is terminated. The durations for the guaranteed minimum death benefit are*:

.. For the first five Policy years.

.. To age 65, but only if the insured is age 60 or less when the Policy is issued.

.. To age 75, but only if the insured is age 70 or less when the Policy is issued.

.. To age 85, but only if the insured is age 80 or less when the Policy is issued.

THE SPECIFIED FACE AMOUNT OF YOUR POLICY

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:

.. $100,000 for insureds in the preferred rate class

.. $50,000 for most other insureds

.. $25,000 for certain insureds over age 59.

.. $250,000 for most Policies distributed through broker-dealers not affiliated with us.
[SIDEBAR: You can generally increase or decrease your Policy's specified face amount.]

Generally, you may change your specified face amount after the second Policy year, and thereafter, once in any 24 month period, as long as the insured is age 79 or under. Any change will be effective on the monthly anniversary on or next following (a) the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. The lowest available specified face amount requirements also apply to decreases that result from partial withdrawals or changes in death benefit option. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if: (a) the guaranteed minimum death benefit is in effect; or (b) the cash surrender value after the change is large enough to cover at least two monthly deductions. Generally, the minimum specified face amount increase is $5,000 ($10,000 for Policies issued in New
York). Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.

--------
*For Policies issued in New York, the guaranteed minimum death benefit guarantees payment of the specified face amount of insurance only (and not any rider benefits), and the options for the duration of the guarantee are generally: (i) for the first five Policy years; (ii) to age 55 (available only if the insured was between age 18 and age 50 on the date the Policy was issued) or for the first 20 Policy years (if the insured was less than age 18 on the date the Policy was issued); or (iii) to age 65 (available only if the insured was between age 18 and age 60 on the date the Policy was issued) or to age 60 (if the insured was less than age 18 on the date the Policy was issued). For Policies issued in Massachusetts, New Jersey and Texas, the only available duration of the guaranteed minimum death benefit is the first five Policy years. It is possible that other states may, in the future, require similar variations in the durations that are available.

Before you change your specified face amount you should consider the following:

.. The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

.. Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.

.. We will deduct a portion of any applicable surrender charge at the time of any decrease in specified face amount that you request.

.. We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.

.. The premium requirements for maintaining the guaranteed minimum death benefit will change, which could affect your ability to maintain it.

.. The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.

.. In some circumstances, the Policy could become a modified endowment contract.

.. The monthly administration charge may change.

YOUR POLICY'S VALUES

CASH VALUE
[SIDEBAR: Your Policy is designed to accumulate cash value.]
Your Policy's cash value equals:

.. The Fixed Account cash value, plus

.. The Policy Loan Account cash value, plus

.. The Separate Account cash value.

The Separate Account cash value allocated to each investment division is calculated as follows:

.. 20 days after your Investment Start Date, we will allocate your cash value among the investment divisions as you requested your net premiums to be allocated in your application.

.. Thereafter, at the end of each Valuation Period the cash value in an investment division will equal:

   . The cash value in the investment division at the beginning of the Valuation Period; plus

   . All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

   . All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus

   . The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

   . The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period. The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

CASH SURRENDER VALUE

Your Policy's cash surrender value equals your cash value minus:

.. Any outstanding Policy loans (plus accrued interest);

.. Any surrender charges; and

.. The administration charge for any full Policy month remaining in the first
  Policy year.

THE AMOUNT WE PAY AT YOUR POLICY'S FINAL DATE

The Final Date is the Policy anniversary on which the insured is Age 95. We will allow you to extend that date, however, where permitted by state law. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.

SURRENDERS AND PARTIAL WITHDRAWALS FROM YOUR POLICY

SURRENDERING (TURNING IN) YOUR POLICY

You may surrender your Policy for its cash surrender value at any time while the insured is living. We may ask you to return the Policy before we honor your request to surrender your Policy. We determine the cash surrender value as of the end of the Valuation Period during which we receive the surrender request. (See "Sending Communications and Payments To Us"). You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

PARTIAL WITHDRAWALS YOU CAN TAKE

You can make partial withdrawals of your cash surrender value at any time if:

.. The partial withdrawal would not result in a reduction in your specified face amount during the first 2 Policy years, as described under "Specified Face Amount" above.

.. The partial withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.

.. The partial withdrawal is at least $500.


.. The partial withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under "The Specified Face Amount of Your Policy" above.

.. The partial withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by the Internal Revenue Code rules.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller partial withdrawal or surrender the Policy. We will deduct your partial withdrawal from the Fixed Account and the investment divisions in the same way we allocate the monthly deduction.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:

.. Surrender charges may apply.

.. Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.

.. Your Policy could become a modified endowment contract.

.. For partial withdrawals, your death benefit will decrease by the amount of the withdrawal. For Options A and CII, your specified face amount also will decrease, generally by the amount of the withdrawal, but this decrease will not cause any surrender charge to be deducted other than any surrender charge attributable to the amount withdrawn.

.. Any partial withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.

.. In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS
[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time beginning 20 days after the Investment Start Date.]
The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time, but we do reserve the right to limit transfers to four per Policy year and to limit transfers from the Fixed Account to one each year on the Policy anniversary date. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Portfolios and increase transaction costs, we may adopt procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund's prospectus for more details.

We reserve the right to refuse to accept any transaction request where the request would tend to disrupt the administration of the Policies or is not in the best interest of Policy owners or the Separate Account.


AUTOMATED INVESTMENT STRATEGIES YOU CAN CHOOSE



You can choose one of five currently available strategies. You can also change or cancel your choice at any time.


.. Equity Generator: allows you to transfer an amount equal to the interest earned in the Fixed Account in any Policy month equal to at least $20 to the

  MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.

.. Equalizer: allows you to periodically equalize amounts in your Fixed Account and either the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.

.. Rebalancer:  allows you to periodically redistribute amounts in the Fixed
  Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.

.. Allocator:  allows you to systematically transfer money from the Fixed
  Account to any investment division(s). You must have enough cash value in the Fixed Account to enable the election to be in effect for three months. The election can be to transfer each month:

 . A specific amount until the cash value in the Fixed Account is exhausted,

 . A specific amount for a specific number of months, or

 . Amounts in equal installments until the total amount you have requested has been transferred.

.. Index Selector: Allows you to choose one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on your selection, 100% of your cash value will be allocated among the Lehman Brothers Aggregate Bond Index, Morgan Stanley EAFE Index, MetLife Stock Index, Russell 2000 Index and MetLife Mid Cap Stock Index investment divisions and the Fixed Account. Each quarter we will redistribute amounts in the Fixed Account and investment divisions in the same proportion as you originally requested. We may, in the future, change the available models and allow you to allocate less than 100% to this strategy. Before electing this strategy, you should consider the fact that investment returns using this strategy may be more volatile than the other strategies.


TRANSFERS YOU CAN MAKE BY TELEPHONE



We may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and allocations of future net premiums by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:


.. We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

.. We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

.. All telephone calls will be recorded.

.. You will receive a written confirmation of any transaction.

.. Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

.. You should contact our Designated Office with any questions regarding the procedures.

We do not currently offer Internet transfer capability, but may do so in the future. We will notify you if we begin to offer Internet transactions.

BORROWING FROM YOUR POLICY

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

The amount of each loan must be:

.. At least $500.

.. No more than the cash surrender value less two monthly deductions (unless your Policy provides for a different amount required by state law) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:

.. Remove an amount equal to the loan first from your cash value in the Fixed
  Account. If an additional amount is required, we will remove it from the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated.

.. Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 4% per year. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we allocate monthly deductions.

.. Charge you interest, which will accrue daily at a rate of 6% per year (which is the maximum rate we will ever charge). We will reduce this rate to 4.6% for Policy years 11 through 15, to 4.3% for Policy years 16 through 20 and to 4.0% after Policy year 20. Your interest payments are due at the end of each Policy year. If you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less. Any payments we receive while a loan (plus accrued interest) is outstanding, will be applied first to repaying the loan, and, if any amounts remain after repayment, they will be considered premium. Even though we will repay the loan with these payments, the resulting reduction in outstanding loans will have the same effect as premium payments for purpose of maintaining your guaranteed minimum death benefit. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that any new net premiums would be allocated. If a Policy loan is outstanding, it may be better to repay the loan than to pay premium, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Charges and Deductions You Pay".)

Before taking a Policy loan you should consider the following:

.. Interest payments on loans are generally not deductible for tax purposes.

.. Under certain situations, Policy loans could be considered taxable distributions.

.. If you surrender your Policy or if we terminate your Policy, or at the Final
  Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See "Federal Tax Matters--Loans" below.) In addition, the amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.


.. A policy loan increases the chances of our terminating your policy due to insufficient cash value. Unless the guaranteed minimum death benefit is in effect, we will terminate your Policy with no value if: (A) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction and minus any surrender charges; and (B) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.

.. Your Policy's insurance proceeds will be reduced by any unpaid loan (plus accrued interest).

.. The amount taken from your Policy's cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if they are repaid.

POLICY TERMINATION AND REINSTATEMENT

TERMINATION

We will terminate your Policy without any cash surrender value if:

.. The cash surrender value is less than the monthly deduction;

.. No minimum guaranteed death benefit is in effect; and

.. We do not receive a sufficient premium payment within the 61-day grace period to cover two monthly deductions. We will mail you notice if any grace period starts. If the insured dies during the grace period, we will pay the insurance proceeds minus any overdue monthly deductions.

REINSTATEMENT

Upon your request, we will reinstate (put back in force) your Policy (without reinstating the guaranteed minimum death benefit or any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period provided by state law) after the end of the grace period and before the Final Date. You also must provide us:

.. A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

.. Evidence of insurability that we find satisfactory.

.. An additional premium amount that the Policy prescribes for this purpose.

OPTIONAL BENEFITS YOU CAN ADD BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Some of these riders can be added only at the time you purchase your Policy. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want. You should also consider:


.. That the premium requirements to maintain the guaranteed minimum death benefit may increase, which could affect your ability to maintain it.

.. That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.

.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.

.. The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:


.. Disability Waiver of Premium Benefit. This rider is designed for owners who seek to build cash value or maintain the guaranteed minimum death benefit during a period of disability. In order to qualify for this rider, you must maintain a premium level equal to that required under the rider. Otherwise, the rider will operate like the Disability Waiver of Monthly Deduction benefit rider (described below), which in some cases could increase the cost of the rider. The selected premium level will not necessarily be sufficient to keep the Policy in force to the Final Date. Therefore, the Policy could terminate before the Final Date, although not while a guaranteed minimum death benefit is in effect. If your Policy was issued in New York and your Policy includes this rider, you may not add any other rider.


.. Disability Waiver of Monthly Deduction Benefit. This rider provides for the waiver of certain monthly deductions including cost of insurance and monthly policy expense charges, upon proof of disability. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.

.. Accidental Death Benefit. This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident.

  Children's Term Insurance Benefit. This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.

  Spouse Term Insurance Benefit. This rider provides term insurance in an amount selected at issue upon proof of death of the insured's spouse.

.. Accelerated Death Benefit. This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less.

.. Long Term Care Guaranteed Purchase Option. This rider gives the Policy owner the option to purchase long-term care insurance for the insured, at future specified Purchase Option Dates, without additional underwriting. The new long term care insurance policy will be offered by MetLife or by an affiliate designated by us on the Purchase Option Date, subject to rider specifications about plan benefits. This rider will be available only in states that have approved such long-term care insurance plans.

CHARGES AND DEDUCTIONS YOU PAY

The Policy charges compensate us for our expenses and risks. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies. We may also profit from our revenues from all the charges combined.

The following sets forth additional information about the Policy charges.

DEDUCTIONS FROM PREMIUMS


Sales charge: We deduct a 2.25% sales charge from each premium primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.


[SIDE BAR: Carefully review the Fee Tables that set forth the charges that you pay under your Policy]

Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Federal tax charge: We deduct 1.25% from each premium to reimburse us for the Federal income tax liability related to premiums.

TRANSFER CHARGE

We reserve the right to charge up to $25 per transfer among the investment divisions and to or from the Fixed Account, except for any transfers under the Automated Investment Strategies.

UNDERWRITING CHARGE

This charge applies only if you request an increase in your specified face amount. In that case, we charge $5 per month for the first twelve months after the month you increase your specified face amount.

CHARGES INCLUDED IN THE MONTHLY DEDUCTION

At issue, or within 30 days of any Policy anniversary, you can choose to have the monthly deduction taken from either: (a) the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is allocated among these options at the beginning of the policy month; or (b) if there is sufficient cash value, entirely from your Fixed Account. If no election is made or if amounts in the Fixed Account are insufficient, we will take the monthly deduction in accordance with (a). We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.


Cost of term insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.

 . The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return during the month; minus the cash value at the beginning month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose. (Generally, the term insurance amount will be higher for Options B and CI).

 . The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, age and smoking status. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

   . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.


  Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and also, in the first year, our underwriting and start-up expenses.


  In the first Policy year, the Administration charge is $20 per month for insureds age 25 and under, $30 per month for insureds age 26-40 and $35 per month for insureds age 41 and over. In the second and later Policy years, the Administration charge is $10 per month unless you pay the required Administrative Premium shown on page 3 of your Policy. If you pay these premiums, the monthly charge will be $5 for a specified face amount of $250,000 or more, $6 for a specified face amount between $100,000 and $249,999 and $7 for a specified face amount of less than $100,000.


  Mortality and expense risk charge: We make this monthly charge primarily to compensate us for:


 . mortality risks that insureds may live for a shorter period than we expect;
   and

 . expense risks that our issuing and administrative expenses may be higher than we expect.


  The charge is made monthly, based on the cash value of the Policy in our Separate Account, at an annual rate of .90% for Policy years 1 through 10, .60% for Policy years 11 through 15 and .30% thereafter.

SURRENDER CHARGE

[SIDEBAR: Your Policy sets forth the maximum surrender charges to which your cash value could be subject.]

If, during the first fifteen Policy years, or during the first fifteen years following a specified face amount increase, you surrender your Policy, reduce the face amount, make a partial withdrawal, or your Policy terminates for insufficient cash surrender value, we will deduct a surrender charge from the cash value. For partial withdrawals of up to 10% of the Policy's cash surrender value at the date of the partial withdrawal (aggregated for this purpose with all previous withdrawals during the same Policy year) no surrender charge is deducted. We make the surrender charge primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.


The method by which we calculate the surrender charges that apply under certain circumstances is complex, because they are based on several factors that are specific to your Policy. You can request a personalized illustration that will show you how this charge (along with other charges plus your loans and accrued interest) affect your cash surrender value.

In order to determine the Surrender Charge, we first determine the:

.. "Surrender Charge Measure" for the Policy's initial specified face amount, which is:

 . For the first Policy year the lesser of:

    (A) actual cumulative premiums paid; and

    (B) the Maximum Surrender Charge Premium.

 . For the second Policy year and later Policy years, the lesser of:

    (A) actual cumulative premiums paid within the first two Policy years; and

    (B) the Maximum Surrender Charge Premium.

.. "Increase Surrender Charge Measure" (i.e., The Surrender Charge Measure for any increase you have made in your specified face amount), which is:

 . For the first year following the increase, the lesser of:

     (A)the amount by which the actual cumulative premiums paid within twelve months following the date of the application for the specified face amount increase exceeds the sum of:

        (i)the Surrender Charge Measure for the first Policy year, plus

       (ii)the Increase Surrender Charge Measure for the first year following any prior increases; and

     (B)the Maximum Surrender Charge Premium at the time of the increase.

 . For the second year and later following the increase, the lesser of:

     (A)the amount by which actual cumulative premiums paid within twenty-four months following the date of the application for the specified face amount increase exceeds the sum of:

        (i)the Surrender Charge Measure for the second Policy year, plus

       (ii)the Increase Surrender Charge Measure for the second year following any prior increases; and

     (B)the Maximum Surrender Charge Premium for the second Policy year following the increase.

.. Maximum Surrender Charge Premium, which is the amount determined at issue
  (or, for a specified face amount increase, at the time of the increase) which will not exceed:

 . For the first Policy year, or the first year after the increase, 75% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue, or at the time of the increase, respectively; and

 . For the second Policy year and thereafter, or the second and later years after the increase, 100% of the Smoker Federal Guideline Annual Premium for Death Benefit Option A and all riders at issue or at the time of the increase.

[SIDEBAR: There is no surrender charge on partial withdrawals of up to 10% of the Policy's Cash Surrender Value each year.]

.. Federal Guideline Annual Premium, which is the level annual amount of premium that you would need to pay through the Final Date of your Policy for the specified face amount of your Policy if we set your premiums both as to timing and amount, based on:

 . the 1980 Commissioners Standard Ordinary Mortality Tables;

 . net investment earnings at an annual effective rate of 4%; and

 . fees and charges as set forth in your Policy and Policy riders.

  This premium is based on the insured's age, sex, smoking status and rate class and is generally higher for older ages, for males, for smokers and for those in a higher rate class.

  Using the above determinations, we will then compute the full surrender charge by first locating the Policy year in the table below that contains the date as of which we are computing the charge. Then we multiply the indicated percentage by the then-applicable Surrender Charge Measure. This gives us the surrender charge for the initial specified face amount. We compute the surrender charge for each specified face amount increase that is then in effect by a similar method, except that we multiply the percentage for the actual year following the date of the increase by the Increase Surrender Charge Measure for that increase. By totaling the surrender charge we compute for the original specified face amount with any that we compute for each specified face amount increase, we arrive at the full surrender charge.

POLICY YEAR (OR ACTUAL
YEAR SINCE SPECIFIED FACE                                                             16 AND
AMOUNT INCREASE)           1   2  3   4   5   6*  7   8   9   10  11  12  13  14  15  LATER
--------------------------------------------------------------------------------------------
      % of Measure        100 100 90  80  70  60  54  48  42  36  30  24  18  12  6     0

*After the fifth year, the surrender charges will decrease each Policy month.


You may withdraw up to 10% of the Policy's Cash Surrender Value each year without paying a surrender charge. A withdrawal will exceed the 10% free withdrawal amount to the extent that it (together with any prior withdrawals in the same Policy year) is more than 10% of your Policy's cash value on the date of the withdrawal. The amount deducted would be the same proportion of the full surrender charge as (a) the amount of the withdrawal that exceeds the 10% free withdrawal amount bears to (b) the Policy's total cash value.


If you make a withdrawal of cash value that causes us to deduct an amount of surrender charge, we will reduce the remaining surrender charge on the Policies' specified face amount by a like amount. If you previously increased your Policy's specified face amount, we make any such reductions first to any remaining surrender charge attributable to the most recent such increase(s) (in reverse chronological order) and then to those attributable to the original specified face amount.

We deduct any surrender charge that results from a partial withdrawal or specified face amount decrease from the same sources as we take the monthly deduction. If the cash value is insufficient, we reduce the amount we pay you. Because of the surrender charge, your Policy will probably not have any cash surrender value for at least the first Policy year unless you pay significantly more than the Minimum Initial Premium. Since the Surrender Charge Measure and Increase Surrender Charge Measure are capped at the end of the first two Policy years after issue, and after increase in specified face amount, respectively, you may be able to limit your surrender charges by limiting your premium payments to levels necessary to keep the Policy and the guaranteed minimum death benefit in effect.


CHARGES FOR OPTIONAL BENEFITS


We charge for the cost of any additional benefits you can add by rider as described in the rider form.

CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Charges for Income Taxes: In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

Portfolio Expenses: There are daily charges against each Portfolio's assets for investment advisory services and fund operating expenses. These are described under "Fee Tables--Annual Portfolio Operating Expenses" in this prospectus as well as in the Fund prospectuses attached to this prospectus.

FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.



[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]
INSURANCE PROCEEDS

.. Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.


.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)


You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).



There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.


SPLIT-DOLLAR INSURANCE PLANS



The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.



The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.




LOANS



.. Loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

If your Policy is considered a modified endowment contract:

.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

.. Possible limits on the number of investment funds available or the frequency of transfers among them.

.. Possible changes in the tax treatment of Policy benefits and rights.


FOREIGN TAX CREDITS



To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.


RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

.. Operating the Separate Account in any other form that is permitted by applicable law.

.. Changes to obtain or continue exemptions from the 1940 Act.

.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

.. Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.

.. Making any necessary technical changes to the Policy to conform it to the changes we have made.
[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

OTHER POLICY PROVISIONS

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

"FREE LOOK" PERIOD TO CANCEL YOUR POLICY

You can return the Policy during this period. The period is the later of:

.. 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and

.. 45 days after the completed application is signed (in the case of tele-underwritten policies, 45 days after the preliminary application is signed).

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days.

SUICIDE

If the insured commits suicide within the first two Policy years (or any different period provided by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

ASSIGNMENT AND CHANGE IN OWNERSHIP

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT

[SIDEBAR: Under certain situations, we may defer payments.]

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

.. The New York Stock Exchange has an unscheduled closing.

.. There is an emergency so that we could not reasonably determine the investment experience of a Policy.

.. The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).

.. With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, however, we implement this by permitting you, without charge, to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

SALES AND ADMINISTRATION OF THE POLICIES

[SIDEBAR: We perform the sales and administrative services for the Policies.]

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES

We sell the Policies through licensed life insurance sales representatives:

.. Registered through us.

.. Registered through other broker-dealers, including a wholly owned subsidiary.

COMMISSIONS

We pay commissions to sales representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus.

We also pay the sales manager of a sales representative employed by us an override commission based on many factors including the commissions paid to the representative who sold the Policy and to other representatives the sales manager supervises.

The maximum commission paid in any year will not exceed $40 per $1,000 current specified face amount.

We may require all or part of the commissions to be returned to us if you do not continue your Policy for at least 2 years.

LEGAL PROCEEDINGS

MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, MetLife believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it or the Separate Account.


RESTRICTIONS ON FINANCIAL TRANSACTIONS



Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.



EXPERTS



The financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Suite 1200, Tampa, Florida 33602.


FINANCIAL STATEMENTS


The financial statements of the Separate Account are attached to this prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the page following the Glossary. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

GLOSSARY

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

DATE OF RECEIPT. The Date of Receipt is the day your requests, instructions and notifications are received in our Designated Office.

LOAN ACCOUNT. The account to which cash value from the Separate Account or the Fixed Account is transferred when you take a Policy loan.

PREMIUMS. Premiums include all payments you make under your Policy, whether a planned periodic premium payment or an unscheduled premium payment.

RIDER. A rider is an optional, additional benefit or increase in coverage that you can add to your Policy.

SPECIFIED FACE AMOUNT. The specified face amount is the base amount of insurance coverage under your Policy.

YOU.  "You" refers to the Policy Owner.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 800 MET 5000 or by logging on to our website at www.MetLife.com.





For current information about your Policy values, for transfers and premium reallocations, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 800 MET 5000.





You may also obtain, without charge, a personalized illustration of death benefits, cash surrender values and cash values by contacting your MetLife sales representative.


This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately 9 million individual households in the United States and companies and institutions with over 33 million employees and members. It also has international insurance operations in 14 countries

For more information about MetLife, please visit our website at www.metlife.com

FILE NO. 811-6025

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations and changes in net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 26, 2003

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                              Metropolitan Fund
                                                  --------------------------------------------------------------------------
                                                    State Street   State Street   State Street                    Putnam
                                                      Research       Research       Research        MetLife    International
                                                  Investment Trust Diversified  Aggressive Growth Stock Index      Stock
                                                     Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
                                                  ---------------- ------------ ----------------- ------------ -------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (14,474,724 shares; cost $440,761,220)..........   $276,756,720   $         --   $         --    $         --  $        --
State Street Research Diversified Portfolio
 (18,221,054 shares; cost $300,082,589)..........             --    238,149,180             --              --           --
State Street Research Aggressive Growth Portfolio
 (10,255,141 shares; cost $252,928,964)..........             --             --    130,753,042              --           --
MetLife Stock Index Portfolio
 (13,911,433 shares; cost $442,239,598)..........             --             --             --     325,666,649           --
Putnam International Stock Portfolio
 (4,241,422 shares; cost $49,020,108)............             --             --             --              --   32,913,436
Janus Mid Cap Portfolio
 (11,349,518 shares; cost $227,150,552)..........             --             --             --              --           --
T. Rowe Price Small Cap Growth Portfolio
 (4,570,520 shares; cost $56,451,446)............             --             --             --              --           --
Scudder Global Equity Portfolio
 (2,273,932 shares; cost $27,906,569)............             --             --             --              --           --
Harris Oakmark Large Cap Value Portfolio
 (2,397,225 shares; cost $25,848,040)............             --             --             --              --           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,432,018 shares; cost $19,895,280)............             --             --             --              --           --
T. Rowe Price Large Cap Growth Portfolio
 (2,468,024 shares; cost $27,759,151)............             --             --             --              --           --
Lehman Brothers Aggregate Bond Index Portfolio
 (4,841,080 shares; cost $50,327,819)............             --             --             --              --           --
Morgan Stanley EAFE Index Portfolio
 (1,843,069 shares; cost $15,649,298)............             --             --             --              --           --
Russell 2000 Index Portfolio
 (1,794,610 shares; cost $17,132,177)............             --             --             --              --           --
Putnam Large Cap Growth Portfolio
 (1,449,674 shares; cost $7,190,171).............             --             --             --              --           --
State Street Research Aurora Portfolio
 (2,626,537 shares; cost $34,513,109)............             --             --             --              --           --
MetLife Mid Cap Stock Index Portfolio
 (1,752,987 shares; cost $17,286,892)............             --             --             --              --           --
Janus Growth Portfolio
 (374,303 shares; cost $2,471,214)...............             --             --             --              --           --
Franklin Templeton Small Cap Growth Portfolio
 (197,810 shares; cost $1,523,267)...............             --             --             --              --           --
State Street Research Large Cap Value Portfolio
 (23,763 shares; cost $192,091)..................             --             --             --              --           --
Janus Fund
Janus Aspen Growth Portfolio
 (148,078 shares; cost $3,022,525)...............             --             --             --              --           --
Invesco Fund
Invesco VIF High Yield Portfolio
 (70,674 shares; cost $517,831)..................             --             --             --              --           --
Invesco VIF Equity Income Portfolio
 (8,467 shares; cost $152,250)...................             --             --             --              --           --
Invesco VIF Real Estate Opportunity Portfolio
 (17,086 shares; cost $174,935)..................             --             --             --              --           --
Franklin Fund
Franklin Templeton International Stock Portfolio
 (274,662 shares; cost $3,092,787)...............             --             --             --              --           --
Franklin Templeton Valuemark Small Cap Portfolio
 (63,068 shares; cost $980,915)..................             --             --             --              --           --
                                                    ------------   ------------   ------------    ------------  -----------
Total Investments................................    276,756,720    238,149,180    130,753,042     325,666,649   32,913,436
Cash and Accounts Receivable.....................        223,249             --         62,576         561,314       52,662
                                                    ------------   ------------   ------------    ------------  -----------
Total assets.....................................    276,979,969    238,149,180    130,815,618     326,227,963   32,966,098
LIABILITIES:
Due to Metropolitan Life Insurance Company.......             --        128,827             --              --           --
                                                    ------------   ------------   ------------    ------------  -----------
NET ASSETS.......................................   $276,979,969   $238,020,353   $130,815,618    $326,227,963  $32,966,098
                                                    ============   ============   ============    ============  ===========
Outstanding Units (In Thousands).................         15,060         12,268         11,447          22,140        3,296
Unit Values......................................       $8.11 to       $9.78 to       $8.32 to        $7.48 to     $7.78 to
                                                          $25.66         $25.64         $12.09          $23.03       $10.91


                      See Notes to Financial Statements.

                                              Metropolitan Fund
--------------------------------------------------------------------------------------------------------------
               T. Rowe                                    Neuberger      T. Rowe                     Morgan
   Janus     Price Small    Scudder    Harris Oakmark  Berman Partners Price Large Lehman Brothers  Stanley
  Mid Cap    Cap Growth  Global Equity    Large Cap     Mid Cap Value  Cap Growth  Aggregate Bond  EAFE Index
 Portfolio    Portfolio    Portfolio   Value Portfolio    Portfolio     Portfolio  Index Portfolio Portfolio
------------ ----------- ------------- --------------- --------------- ----------- --------------- -----------

$         -- $        --  $        --    $        --     $        --   $        --   $        --   $        --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

 118,148,481          --           --             --              --            --            --            --

          --  39,809,233           --             --              --            --            --            --

          --          --   20,419,906             --              --            --            --            --

          --          --           --     23,037,333              --            --            --            --

          --          --           --             --      18,272,550            --            --            --

          --          --           --             --              --    21,990,092            --            --

          --          --           --             --              --            --    54,074,866            --

          --          --           --             --              --            --            --    13,380,681

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
 118,148,481  39,809,233   20,419,906     23,037,333      18,272,550    21,990,092    54,074,866    13,380,681
     871,094      70,855       56,027         35,221          13,272       104,793            --       115,391
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
 119,019,575  39,880,088   20,475,933     23,072,554      18,285,822    22,094,885    54,074,866    13,496,072
          --          --           --             --              --            --        28,578            --
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
$119,019,575 $39,880,088  $20,475,933    $23,072,554     $18,285,822   $22,094,885   $54,046,288   $13,496,072
============ ===========  ===========    ===========     ===========   ===========   ===========   ===========
      11,521       4,261        1,978          2,346           1,567         2,853         4,147         2,044
    $4.22 to    $9.05 to     $9.90 to       $9.23 to       $10.24 to      $6.35 to     $12.43 to      $5.76 to
      $12.07      $10.04       $11.03         $11.71          $14.13         $9.27        $13.19         $7.53

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                      Metropolitan Fund
                                                  ----------------------------------------------------------
                                                                                        MetLife
                                                    Russell    Putnam    State Street   Mid Cap
                                                     2000     Large Cap    Research      Stock      Janus
                                                     Index     Growth       Aurora       Index     Growth
                                                   Portfolio  Portfolio   Portfolio    Portfolio  Portfolio
                                                  ----------- ---------- ------------ ----------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (14,474,724 shares; cost $440,761,220).......... $        -- $       -- $        --  $        -- $       --
State Street Research Diversified Portfolio
 (18,221,054 shares; cost $300,082,589)..........          --         --          --           --         --
State Street Research Aggressive Growth Portfolio
 (10,255,141 shares; cost $252,928,964)..........          --         --          --           --         --
MetLife Stock Index Portfolio
 (13,911,433 shares; cost $442,239,598)..........          --         --          --           --         --
Putnam International Stock Portfolio
 (4,241,422 shares; cost $49,020,108)............          --         --          --           --         --
Janus Mid Cap Portfolio
 (11,349,518 shares; cost $227,150,552)..........          --         --          --           --         --
T. Rowe Price Small Cap Growth Portfolio
 (4,570,520 shares; cost $56,451,446)............          --         --          --           --         --
Scudder Global Equity Portfolio
 (2,273,932 shares; cost $27,906,569)............          --         --          --           --         --
Harris Oakmark Large Cap Value Portfolio
 (2,397,225 shares; cost $25,848,040)............          --         --          --           --         --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,432,018 shares; cost $19,895,280)............          --         --          --           --         --
T. Rowe Price Large Cap Growth Portfolio
 (2,468,024 shares; cost $27,759,151)............          --         --          --           --         --
Lehman Brothers Aggregate Bond Index Portfolio
 (4,841,080 shares; cost $50,327,819)............          --         --          --           --         --
Morgan Stanley EAFE Index Portfolio
 (1,843,069 shares; cost $15,649,298)............          --         --          --           --         --
Russell 2000 Index Portfolio
 (1,794,610 shares; cost $17,132,177)............  14,805,534         --          --           --         --
Putnam Large Cap Growth Portfolio
 (1,449,674 shares; cost $7,190,171).............          --  5,204,328          --           --         --
State Street Research Aurora Portfolio
 (2,626,537 shares; cost $34,513,109)............          --         --  29,075,760           --         --
MetLife Mid Cap Stock Index Portfolio
 (1,752,987 shares; cost $17,286,892)............          --         --          --   15,548,990         --
Janus Growth Portfolio
 (374,303 shares; cost $2,471,214)...............          --         --          --           --  2,032,467
Franklin Templeton Small Cap Growth Portfolio
 (197,810 shares; cost $1,523,267)...............          --         --          --           --         --
State Street Research Large Cap Value Portfolio
 (23,763 shares; cost $192,091)..................          --         --          --           --         --
Janus Fund
Janus Aspen Growth Portfolio
 (148,078 shares; cost $3,022,525)...............          --         --          --           --         --
Invesco Fund
Invesco VIF High Yield Portfolio
 (70,674 shares; cost $517,831)..................          --         --          --           --         --
Invesco VIF Equity Income Portfolio
 (8,467 shares; cost $152,250)...................          --         --          --           --         --
Invesco VIF Real Estate Opportunity Portfolio
 (17,086 shares; cost $174,935)..................          --         --          --           --         --
Franklin Fund
Franklin Templeton International Stock Portfolio
 (274,662 shares; cost $3,092,787)...............          --         --          --           --         --
Franklin Templeton Valuemark Small Cap Portfolio
 (63,068 shares; cost $980,915)..................          --         --          --           --         --
                                                  ----------- ---------- -----------  ----------- ----------
Total Investments................................  14,805,534  5,204,328  29,075,760   15,548,990  2,032,467
Cash and Accounts Receivable.....................      23,000     48,385          --       18,967     12,817
                                                  ----------- ---------- -----------  ----------- ----------
Total assets.....................................  14,828,534  5,252,713  29,075,760   15,567,957  2,045,284
LIABILITIES:
Due to Metropolitan Life Insurance...............          --         --      15,202           --         --
                                                  ----------- ---------- -----------  ----------- ----------
NET ASSETS....................................... $14,828,534 $5,252,713 $29,060,558  $15,567,957 $2,045,284
                                                  =========== ========== ===========  =========== ==========
Outstanding Units (In Thousands).................       1,614      1,463       2,599        1,762        381
Unit Values......................................    $7.43 to   $3.51 to   $10.30 to     $8.18 to   $5.35 to
                                                        $9.99      $3.79      $11.25        $8.98      $5.43

                      See Notes to Financial Statements.

   Metropolitan Fund    Janus Fund            Invesco Fund                  Franklin Fund
----------------------- ---------- ----------------------------------- -----------------------
Franklin   State Street                                                  Franklin    Franklin
Templeton    Research     Janus    Invesco VIF Invesco VIF Invesco VIF   Templeton   Templeton
Small Cap   Large Cap     Aspen       High       Equity    Real Estate International Valuemark
 Growth       Value       Growth      Yield      Income    Opportunity     Stock     Small Cap
Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
---------  ------------ ---------- ----------- ----------- ----------- ------------- ---------
$       --  $      --   $       --  $     --    $     --    $     --    $       --   $     --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
 1,267,960         --           --        --          --          --            --         --
        --    188,913           --        --          --          --            --         --
        --         --    2,163,422        --          --          --            --         --
        --         --           --   475,634          --          --            --         --
        --         --           --        --     125,063          --            --         --
        --         --           --        --          --     179,233            --         --
        --         --           --        --          --          --     2,612,034         --
        --         --           --        --          --          --            --    800,968
----------  ---------   ----------  --------    --------    --------    ----------   --------
 1,267,960    188,913    2,163,422   475,634     125,063     179,233     2,612,034    800,968
        --         --           --        --          --          --            --         --
----------  ---------   ----------  --------    --------    --------    ----------   --------
 1,267,960    188,913    2,163,422   475,634     125,063     179,233     2,612,034    800,968

     2,227        328           --        --          --          --            --         --
----------  ---------   ----------  --------    --------    --------    ----------   --------
$1,265,733  $ 188,585   $2,163,422  $475,634    $125,063    $179,233    $2,612,034   $800,968
==========  =========   ==========  ========    ========    ========    ==========   ========
       198         23          354        65          15          14           344        163
  $6.31 to   $7.96 to        $6.10     $7.37       $7.94      $12.82         $7.57      $4.93
     $6.41      $8.00

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                              Zenith Fund
                                                           -------------------------------------------------
                                                                            Loomis                    MFS
                                                               Davis     Sayles Small Alger Equity Investors
                                                           Venture Value     Cap         Growth      Trust
                                                             Portfolio    Portfolio    Portfolio   Portfolio
                                                           ------------- ------------ ------------ ---------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................  $13,415,133   $       --   $       --  $      --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................           --    2,404,640           --         --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................           --           --    2,982,730         --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................           --           --           --    690,536
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................           --           --           --         --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................           --           --           --         --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................           --           --           --         --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................           --           --           --         --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................           --           --           --         --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................           --           --           --         --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................           --           --           --         --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................           --           --           --         --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................           --           --           --         --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................           --           --           --         --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................           --           --           --         --
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................           --           --           --         --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................           --           --           --         --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................           --           --           --         --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................           --           --           --         --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................           --           --           --         --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................           --           --           --         --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................           --           --           --         --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................           --           --           --         --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................           --           --           --         --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................           --           --           --         --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................           --           --           --         --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................           --           --           --         --
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................           --           --           --         --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................           --           --           --         --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................           --           --           --         --
                                                            -----------   ----------   ----------  ---------
Total Investments.........................................   13,415,133    2,404,640    2,982,730    690,536
Cash and Accounts Receivable..............................       15,059        3,753           --      3,357
                                                            -----------   ----------   ----------  ---------
Total assets..............................................   13,430,192    2,408,393    2,982,730    693,893
LIABILITIES:
Due to Metropolitan Life Insurance Company................           --           --           --         --
                                                            -----------   ----------   ----------  ---------
NET ASSETS................................................  $13,430,192   $2,408,393   $2,982,730  $ 693,893
                                                            ===========   ==========   ==========  =========
Outstanding Units (In Thousands)..........................          901           18          589        104
Unit Values...............................................     $7.48 to     $6.80 to        $5.06   $6.54 to
                                                                 $21.70      $150.51                   $6.84

                      See Notes to Financial Statements.

                                                 Zenith Fund
-------------------------------------------------------------------------------------------------------------
   MFS    State Street     FI                    Salomon Brothers                  State Street      FI
Research    Research   Structured Harris Oakmark  Strategic Bond  Salomon Brothers   Research      Mid Cap
Managers  Bond Income    Equity   Focused Value   Opportunities   U.S. Government  Money Market Opportunities
Portfolio  Portfolio   Portfolio    Portfolio       Portfolio        Portfolio      Portfolio     Portfolio
--------- ------------ ---------- -------------- ---------------- ---------------- ------------ -------------

$      -- $        --  $      --   $        --      $       --       $       --    $        --    $      --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
  313,368          --         --            --              --               --             --           --
       --  93,228,177         --            --              --               --             --           --
       --          --     93,104            --              --               --             --           --
       --          --         --    12,905,272              --               --             --           --
       --          --         --            --       2,176,655               --             --           --
       --          --         --            --              --        4,368,173             --           --
       --          --         --            --              --               --     30,778,444           --

       --          --         --            --              --               --             --      168,076
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
  313,368  93,228,177     93,104    12,905,272       2,176,655        4,368,173     30,778,444      168,076
      972          --         --            --              --               --         32,169           --
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
  314,340  93,228,177     93,104    12,905,272       2,176,655        4,368,173     30,810,613      168,076
       --      70,245        206        26,739           2,992            2,763             --          207
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
$ 314,340 $93,157,932  $  92,898   $12,878,533      $2,173,663       $4,365,410    $30,810,613    $ 167,869
========= ===========  =========   ===========      ==========       ==========    ===========    =========
       47       5,564         12            76             177              340          1,981           21
 $5.29 to   $12.18 to   $6.59 to    $167.13 to       $12.12 to        $12.72 to      $13.09 to     $8.14 to
    $6.86      $25.85      $8.32       $169.65          $12.30           $12.91         $15.93        $8.19

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002



                                                                          Alliance Fund
                                                           -------------------------------------------
                                                              Alliance     Alliance Premier  Alliance
                                                           Growth & Income      Growth      Technology
                                                              Portfolio       Portfolio     Portfolio
                                                           --------------- ---------------- ----------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................   $       --        $    --       $    --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................           --             --            --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................           --             --            --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................           --             --            --
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................           --             --            --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................           --             --            --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................           --             --            --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................           --             --            --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................           --             --            --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................           --             --            --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................           --             --            --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................           --             --            --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................    1,191,135             --            --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................           --         42,227            --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................           --             --        18,230
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................           --             --            --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................           --             --            --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................           --             --            --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................           --             --            --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................           --             --            --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................           --             --            --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................           --             --            --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................           --             --            --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................           --             --            --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................           --             --            --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................           --             --            --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................           --             --            --
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................           --             --            --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................           --             --            --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................           --             --            --
                                                             ----------        -------       -------
Total Investments.........................................    1,191,135         42,227        18,230
Cash and Accounts Receivable..............................           --             --            --
                                                             ----------        -------       -------
Total assets..............................................    1,191,135         42,227        18,230
LIABILITIES:
Due to Metropolitan Life Insurance Company................           --             --            --
                                                             ----------        -------       -------
NET ASSETS................................................   $1,191,135        $42,227       $18,230
                                                             ==========        =======       =======
Outstanding Units (In Thousands)..........................          150              9             6
Unit Values...............................................        $7.92          $4.94         $3.16

                      See Notes to Financial Statements.

             Fidelity Fund                             American Fund                  Met Investors Fund
--------------------------------------- -------------------------------------------- --------------------
             Fidelity VIP                              American Funds American Funds    JPM       MFS
Fidelity VIP Asset Manager Fidelity VIP American Funds    Growth-         Global     Enhanced   Mid Cap
 Contrafund     Growth        Growth        Growth         Income       Small Cap      Index    Growth
 Portfolio     Portfolio    Portfolio     Portfolio      Portfolio      Portfolio    Portfolio Portfolio
------------ ------------- ------------ -------------- -------------- -------------- --------- ----------
  $     --     $     --      $     --     $       --     $       --     $       --    $   --   $       --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
   249,221           --            --             --             --             --        --           --
        --      130,875            --             --             --             --        --           --
        --           --       133,611             --             --             --        --           --
        --           --            --      9,642,419             --             --        --           --
        --           --            --             --      8,268,707             --        --           --
        --           --            --             --             --      2,022,713        --           --
        --           --            --             --             --             --     7,765           --
        --           --            --             --             --             --        --    1,366,781
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
   249,221      130,875       133,611      9,642,419      8,268,707      2,022,713     7,765    1,366,781
        --           --            --        349,603        138,794         10,200        --        6,216
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
   249,221      130,875       133,611      9,992,022      8,407,501      2,032,913     7,765    1,372,997
        --           --            --             --             --             --        --           --
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
  $249,221     $130,875      $133,611     $9,992,022     $8,407,501     $2,032,913    $7,765   $1,372,997
  ========     ========      ========     ==========     ==========     ==========    ======   ==========
        35           20            28            221            287            203         1          294
     $7.16        $6.50         $4.72      $44.64 to      $28.98 to       $9.90 to     $6.09     $4.62 to
                                              $45.32         $29.42         $10.05                  $4.69

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                          Met Investors Fund
                                                           -------------------------------------------------
                                                                MFS                              Lord Abbett
                                                             Research       PIMCO       PIMCO       Bond
                                                           International Total Return Innovation  Debenture
                                                             Portfolio    Portfolio   Portfolio   Portfolio
                                                           ------------- ------------ ---------- -----------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................   $      --    $       --  $       -- $       --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................          --            --          --         --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................          --            --          --         --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................          --            --          --         --
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................          --            --          --         --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................          --            --          --         --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................          --            --          --         --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................          --            --          --         --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................          --            --          --         --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................          --            --          --         --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................          --            --          --         --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................          --            --          --         --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................          --            --          --         --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................          --            --          --         --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................          --            --          --         --
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................          --            --          --         --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................          --            --          --         --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................          --            --          --         --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................          --            --          --         --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................          --            --          --         --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................          --            --          --         --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................          --            --          --         --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................          --            --          --         --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................     712,696            --          --         --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................          --     6,218,104          --         --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................          --            --   1,262,271         --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................          --            --          --  8,510,181
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................          --            --          --         --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................          --            --          --         --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................          --            --          --         --
                                                             ---------    ----------  ---------- ----------
Total Investments.........................................     712,696     6,218,104   1,262,271  8,510,181
Cash and Accounts Receivable..............................         986            --       6,810     86,425
                                                             ---------    ----------  ---------- ----------
Total assets..............................................     713,682     6,218,104   1,269,081  8,596,606
LIABILITIES:
Due to Metropolitan Life Insurance Company................          --         4,422          --         --
                                                             ---------    ----------  ---------- ----------
NET ASSETS................................................   $ 713,682    $6,213,682  $1,269,081 $8,596,606
                                                             =========    ==========  ========== ==========
Outstanding Units (In Thousands)..........................          95           534         416        748
Unit Values...............................................    $7.41 to     $11.55 to    $3.01 to  $10.87 to
                                                                 $7.52        $11.72       $3.06     $12.51

                      See Notes to Financial Statements.

                              Met Investors Fund
                  -------------------------------------------
                    Met/AIM    Met/AIM  State Street Research
                    Mid Cap   Small Cap     Concentrated
                  Core Equity  Growth       International
                   Portfolio  Portfolio       Portfolio
                  ----------- --------- ---------------------
                   $      --  $      --       $      --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                     253,284         --              --
                          --    115,821              --
                          --         --         149,949
                   ---------  ---------       ---------
                     253,284    115,821         149,949
                          --         --              21
                   ---------  ---------       ---------
                     253,284    115,821         149,970
                         304         25              --
                   ---------  ---------       ---------
                   $ 252,980  $ 115,796       $ 149,970
                   =========  =========       =========
                          30         15              18
                    $8.53 to   $7.59 to        $8.37 to
                       $8.58      $7.63           $8.42

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                            Metropolitan Fund
                                                                -----------------------------------------
                                                                  State Street Research Investment Trust
                                                                                Portfolio
                                                                -----------------------------------------
                                                                For the Year   For the Year  For the Year
                                                                   Ended          Ended         Ended
                                                                December 31,   December 31,  December 31,
                                                                    2002           2001          2000
                                                                ------------  -------------  ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $  1,708,899  $  51,437,166  $  4,838,821
Expenses:
  Mortality and expense charges................................    2,678,347      3,136,115     3,798,303
                                                                ------------  -------------  ------------
Net investment (loss) income...................................     (969,448)    48,301,051     1,040,518
                                                                ------------  -------------  ------------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........   (6,132,437)       731,187     5,846,334
Change in unrealized (depreciation) appreciation of investments  (90,883,953)  (122,469,738)  (37,904,600)
                                                                ------------  -------------  ------------
Net realized and unrealized (losses) gains on investments......  (97,016,390)  (121,738,551)  (32,058,266)
                                                                ------------  -------------  ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(97,985,838) $ (73,437,500) $(31,017,748)
                                                                ============  =============  ============

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                     Metropolitan Fund
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
               Portfolio                                 Portfolio                                 Portfolio
---------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended        Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31, December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2000         2002          2001          2000          2002          2001          2000
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------  ------------

$  5,726,999  $ 25,415,648  $ 1,174,688  $         --  $ 46,776,659  $ 27,463,699  $  5,409,402  $  3,858,667  $ 13,335,508

   2,168,000     2,231,404    2,258,802     1,263,240     1,493,070     1,992,343     2,704,257     2,645,594     2,457,289
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
   3,558,999    23,184,244   (1,084,114)   (1,263,240)   45,283,589    25,471,356     2,705,145     1,213,073    10,878,219
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

  (1,810,936)     (111,095)   1,585,197    (5,953,657)   (1,536,972)    3,369,764    (5,045,284)    4,130,927     6,159,583
 (41,694,719)  (42,080,714)    (360,101)  (44,703,891)  (94,895,107)  (48,026,970)  (82,559,071)  (48,985,481)  (49,619,601)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
 (43,505,655)  (42,191,809)   1,225,096   (50,657,548)  (96,432,079)  (44,657,206)  (87,604,355)  (44,854,554)  (43,460,018)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
$(39,946,656) $(19,007,565) $   140,982  $(51,920,788) $(51,148,490) $(19,185,850) $(84,899,210) $(43,641,481) $(32,581,799)
============  ============  ===========  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                           Metropolitan Fund
                                                                --------------------------------------
                                                                      Putnam International Stock
                                                                               Portfolio
                                                                --------------------------------------
                                                                For the Year For the Year  For the Year
                                                                   Ended        Ended         Ended
                                                                December 31, December 31,  December 31,
                                                                    2002         2001          2000
                                                                ------------ ------------  ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   317,077  $  1,500,375  $   274,114
Expenses:
  Mortality and expense charges................................     298,333       327,499      377,435
                                                                -----------  ------------  -----------
Net investment (loss) income...................................      18,744     1,172,876     (103,321)
                                                                -----------  ------------  -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (2,655,399)   (1,661,736)     309,181
Change in unrealized (depreciation) appreciation of investments  (4,418,288)   (9,202,287)  (5,241,506)
                                                                -----------  ------------  -----------
Net realized and unrealized (losses) gains on investments......  (7,073,687)  (10,864,023)  (4,932,325)
                                                                -----------  ------------  -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(7,054,943) $ (9,691,147) $(5,035,646)
                                                                ===========  ============  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
                Portfolio                                Portfolio                              Portfolio
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year For the Year For the Year For the Year
   Ended         Ended         Ended         Ended         Ended        Ended        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,
    2002          2001          2000          2002          2001         2000         2002         2001         2000
------------  ------------  ------------  ------------  ------------ ------------ ------------ ------------ ------------

$         --  $         --  $ 11,303,876  $         --  $ 3,542,193  $        --  $   350,009  $ 2,319,964   $  64,757

   1,013,088     1,037,631     1,274,377       332,098      332,644      307,077      168,321      164,713     142,655
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
  (1,013,088)   (1,037,631)   10,029,499      (332,098)   3,209,549     (307,077)     181,688    2,155,251     (77,898)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------

  (5,163,698)   (2,451,549)    3,280,184      (297,872)    (796,014)     759,159     (466,029)     (71,082)    423,877
 (34,449,605)  (53,291,667)  (70,128,825)  (12,423,975)  (6,595,361)  (4,955,737)  (3,445,540)  (5,825,339)   (702,165)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
 (39,613,303)  (55,743,216)  (66,848,641)  (12,721,847)  (7,391,375)  (4,196,578)  (3,911,569)  (5,896,421)   (278,288)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
$(40,626,391) $(56,780,847) $(56,819,142) $(13,053,945) $(4,181,826) $(4,503,655) $(3,729,881) $(3,741,170)  $(356,186)
============  ============  ============  ============  ===========  ===========  ===========  ===========   =========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                          Metropolitan Fund
                                                                -------------------------------------
                                                                    Harris Oakmark Large Cap Value
                                                                              Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   618,214    $ 12,105     $ 45,533
Expenses:
  Mortality and expense charges................................     179,930      68,617        8,356
                                                                -----------    --------     --------
Net investment (loss) income...................................     438,284     (56,512)      37,177
                                                                -----------    --------     --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     173,172      94,596      (27,497)
Change in unrealized (depreciation) appreciation of investments  (3,824,797)    810,284      217,646
                                                                -----------    --------     --------
Net realized and unrealized (losses) gains on investments......  (3,651,625)    904,880      190,149
                                                                -----------    --------     --------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(3,213,341)   $848,368     $227,326
                                                                ===========    ========     ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
              Portfolio                               Portfolio                              Portfolio
--------------------------------------  -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001         2000         2002         2001         2000         2002         2001         2000
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$    49,885    $ 196,293     $192,122   $    57,106   $   8,447    $ 212,097    $1,283,105   $  366,468   $1,151,414
    139,354       89,772       16,357       163,196     103,226       28,064       300,244      154,225       51,779
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
    (89,469)     106,521      175,765      (106,090)    (94,779)     184,033       982,861      212,243    1,099,635
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
    105,666      (68,863)      28,891      (317,124)   (100,488)       9,246       515,268      210,509       61,931
 (1,888,036)    (195,526)     444,118    (5,333,848)    (92,461)    (515,437)    2,760,523    1,053,501      (39,445)
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
 (1,782,370)    (264,389)     473,009    (5,650,972)   (192,949)    (506,191)    3,275,791    1,264,010       22,486
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
$(1,871,839)   $(157,868)    $648,774   $(5,757,062)  $(287,728)   $(322,158)   $4,258,652   $1,476,253   $1,122,121
===========    =========     ========   ===========   =========    =========    ==========   ==========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS



                                                                          Metropolitan Fund
                                                                -------------------------------------
                                                                      Morgan Stanley EAFE Index
                                                                              Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $    59,278  $    25,460   $  90,887
Expenses:
  Mortality and expense charges................................     123,406       63,300      22,497
                                                                -----------  -----------   ---------
Net investment (loss) income...................................     (64,128)     (37,840)     68,390
                                                                -----------  -----------   ---------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (800,822)    (961,834)    (86,470)
Change in unrealized (depreciation) appreciation of investments  (1,274,363)    (729,479)   (425,063)
                                                                -----------  -----------   ---------
Net realized and unrealized (losses) gains on investments......  (2,075,185)  (1,691,313)   (511,533)
                                                                -----------  -----------   ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(2,139,313) $(1,729,153)  $(443,143)
                                                                ===========  ===========   =========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                    Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------------
          Russell 2000 Index                   Putnam Large Cap Growth                State Street Research Aurora
              Portfolio                               Portfolio                                 Portfolio
-------------------------------------  ---------------------------------------  -----------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2000 to    Ended        Ended     July 5, 2000 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2002         2001         2000         2002         2001          2000          2002         2001          2000
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ ---------------

$    74,869  $    21,244  $   797,642  $        --   $      --     $      --    $   127,494   $   44,265     $ 20,669
    104,600       68,898       21,802       39,278      22,732         1,713        225,368       95,291        3,697
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
    (29,731)     (47,654)     775,840      (39,278)    (22,732)       (1,713)       (97,874)     (51,026)      16,972
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
   (343,069)  (1,016,179)     (27,586)    (304,226)   (113,353)       (1,766)        81,843      155,882        3,082
 (2,545,881)   1,215,383   (1,037,181)  (1,227,374)   (585,114)     (173,356)    (6,958,922)   1,218,805      302,768
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
 (2,888,950)     199,204   (1,064,767)  (1,531,600)   (698,467)     (175,122)    (6,877,079)   1,374,687      305,850
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
$(2,918,681) $   151,550  $  (288,927) $(1,570,878)  $(721,199)    $(176,835)   $(6,974,953)  $1,323,661     $322,822
===========  ===========  ===========  ===========   =========     =========    ===========   ==========     ========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS



                                                                                    Metropolitan Fund
                                                          --------------------------------------------------------------------

                                                                 MetLife Mid Cap Stock Index               Janus Growth
                                                                          Portfolio                          Portfolio
                                                          ----------------------------------------  --------------------------
                                                          For the Year For the Year For the Period  For the Year For the Period
                                                             Ended        Ended     July 5, 2000 to    Ended     May 1, 2001 to
                                                          December 31, December 31,  December 31,   December 31,  December 31,
                                                              2002         2001          2000           2002          2001
                                                          ------------ ------------ --------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.............................................. $    42,658    $ 24,102       $ 8,945      $      --      $     --
Expenses:
  Mortality and expense charges..........................      98,019      42,826         1,923         13,374         2,780
                                                          -----------    --------       -------      ---------      --------
Net investment (loss) income.............................     (55,361)    (18,724)        7,022        (13,374)       (2,780)
                                                          -----------    --------       -------      ---------      --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS
 ON INVESTMENTS:
Net realized (losses) gains from security transactions...     (23,095)    (19,531)         (300)       (78,401)      (43,356)
Change in unrealized (depreciation) appreciation of
 investments.............................................  (2,089,536)    294,328        57,307       (426,893)      (11,854)
                                                          -----------    --------       -------      ---------      --------
Net realized and unrealized (losses) gains on investments  (2,112,631)    274,797        57,007       (505,294)      (55,210)
                                                          -----------    --------       -------      ---------      --------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS............................... $(2,167,992)   $256,073       $64,029      $(518,668)     $(57,990)
                                                          ===========    ========       =======      =========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                Metropolitan Fund                               Janus Fund                            Invesco Fund
------------------------------------------------  -------------------------------------  -------------------------------------
    Franklin Templeton      State Street Research
     Small Cap Growth          Large Cap Value              Janus Aspen Growth                   Invesco VIF High Yield
         Portfolio                Portfolio                     Portfolio                              Portfolio
--------------------------  --------------------- -------------------------------------  -------------------------------------
For the Year For the Period    For the Period     For the Year For the Year For the Year For the Year For the Year For the Year
   Ended     May 1, 2001 to    May 1, 2002 to        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31,      December 31,      December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001              2002              2002         2001         2000         2002         2001         2000
------------ -------------- --------------------- ------------ ------------ ------------ ------------ ------------ ------------

 $      --      $    --            $   869         $     708   $   210,720  $   191,433    $ 49,754     $ 29,774     $    --
     8,397        1,124                436            10,078        25,354       19,763       1,346          602          42
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------
    (8,397)      (1,124)               433            (9,370)      185,366      171,670      48,408       29,172         (42)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------

   (42,766)      (3,651)            (3,284)         (179,152)   (1,848,663)     (11,878)    (31,480)      (3,798)        (11)

  (271,373)      16,066             (3,178)         (329,490)      498,521   (1,038,841)     (7,350)     (33,395)     (1,445)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------
  (314,139)      12,415             (6,462)         (508,642)   (1,350,142)  (1,050,719)    (38,830)     (37,193)     (1,456)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------

 $(322,536)     $11,291            $(6,029)        $(518,012)  $(1,164,776) $  (879,049)   $  9,578     $ (8,021)    $(1,498)
 =========      =======            =======         =========   ===========  ===========    ========     ========     =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                             Invesco Fund
                                                                -------------------------------------
                                                                             Invesco VIF
                                                                       Equity Income Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  2,157     $ 1,779       $ 783
Expenses:
  Mortality and expense charges................................        638         304          58
                                                                  --------     -------       -----
Net investment (loss) income...................................      1,519       1,475         725
                                                                  --------     -------       -----
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (7,425)     (1,414)         18
Change in unrealized (depreciation) appreciation of investments    (21,641)     (4,995)       (596)
                                                                  --------     -------       -----
Net realized and unrealized (losses) gains on investments......    (29,066)     (6,409)       (578)
                                                                  --------     -------       -----
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(27,547)    $(4,934)      $ 147
                                                                  ========     =======       =====

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

             Invesco Fund                                       Franklin Fund
-------------------------------------  ------------------------------------------------------------------
       Invesco VIF Real Estate                   Franklin Templeton           Franklin Templeton Valuemark
        Opportunity Portfolio              International Stock Portfolio       Small Cap Portfolio (a)
-------------------------------------  -------------------------------------  ---------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year   For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended          Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,   December 31,
    2002         2001         2000         2002         2001         2000         2002           2001
------------ ------------ ------------ ------------ ------------ ------------ ------------   ------------
  $ 1,881      $ 1,183       $   --     $  44,446    $ 203,320     $ 34,323    $   2,327        $   56
    2,129          531          288        13,035        5,484        3,352        3,601           177
  -------      -------       ------     ---------    ---------     --------    ---------        ------
     (248)         652         (288)       31,411      197,836       30,971       (1,274)         (121)
  -------      -------       ------     ---------    ---------     --------    ---------        ------
   12,032        1,271          445      (325,690)     (18,952)     (35,953)     (49,638)         (480)
    3,016       (3,692)       4,890      (187,267)    (287,060)      (6,907)    (184,311)        4,364
  -------      -------       ------     ---------    ---------     --------    ---------        ------
   15,048       (2,421)       5,335      (512,957)    (306,012)     (42,860)    (233,949)        3,884
  -------      -------       ------     ---------    ---------     --------    ---------        ------
  $14,800      $(1,769)      $5,047     $(481,546)   $(108,176)    $(11,889)   $(235,223)       $3,763
  =======      =======       ======     =========    =========     ========    =========        ======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                               Zenith Fund
                                                                ----------------------------------------
                                                                           Davis Venture Value
                                                                                Portfolio
                                                                ----------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     July 5, 2000 to
                                                                December 31, December 31,  December 31,
                                                                    2002         2001          2000
                                                                ------------ ------------ ---------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $    91,596   $ 192,850       $    --
Expenses:
  Mortality and expense charges................................      90,846      39,662         1,697
                                                                -----------   ---------       -------
Net investment (loss) income...................................         750     153,188        (1,697)
                                                                -----------   ---------       -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (188,804)    (46,987)         (482)
Change in unrealized (depreciation) appreciation of investments  (2,083,879)   (437,523)       27,591
                                                                -----------   ---------       -------
Net realized and unrealized (losses) gains on investments......  (2,272,683)   (484,510)       27,109
                                                                -----------   ---------       -------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(2,271,933)  $(331,322)      $25,412
                                                                ===========   =========       =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                      Zenith Fund
----------------------------------------------------------------------------------------------------------------------
         Loomis Sayles Small Cap             Alger Equity Growth       MFS Investors Trust      MFS Research Managers
                Portfolio                       Portfolio (a)             Portfolio (a)             Portfolio (a)
----------------------------------------  ------------------------  ------------------------  ------------------------
For the Year For the Year For the Period  For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended     July 5, 2000 to    Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,  December 31,   December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001          2000           2002         2001         2002         2001         2002         2001
------------ ------------ --------------- ------------ ------------ ------------ ------------ ------------ ------------
 $   2,322     $ 86,281       $   --      $        --    $    --     $   3,660     $    --      $    705      $  386
    18,464       11,207          629           13,698        121         6,375       1,179         3,132         749
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
   (16,142)      75,074         (629)         (13,698)      (121)       (2,715)     (1,179)       (2,427)       (363)
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
  (106,829)     (35,645)         (42)         (57,097)      (175)      (71,866)     (5,896)      (30,794)      1,304
  (414,868)     (62,611)       5,980         (983,355)    (5,126)      (78,498)      4,527       (58,814)       (346)
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
  (521,697)     (98,256)       5,938       (1,040,452)    (5,301)     (150,364)     (1,369)      (89,608)        958
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
 $(537,839)    $(23,182)      $5,309      $(1,054,150)   $(5,422)    $(153,079)    $(2,548)     $(92,035)     $  595
 =========     ========       ======      ===========    =======     =========     =======      ========      ======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                                    Zenith Fund
                                                          ---------------------------------------------------------------
                                                            State Street Research Bond Income      FI Structured Equity
                                                                        Portfolio                      Portfolio (a)
                                                          -------------------------------------  ------------------------
                                                          For the Year For the Year For the Year For the Year For the Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                          December 31, December 31, December 31, December 31, December 31,
                                                              2002         2001         2000         2002         2001
                                                          ------------ ------------ ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends..............................................  $4,937,322   $5,667,650   $    3,139    $    527     $    --
Expenses:
  Mortality and expense charges..........................     658,727      572,051      557,064         457          69
                                                           ----------   ----------   ----------    --------     -------
Net investment (loss) income.............................   4,278,595    5,095,599     (553,925)         70         (69)
                                                           ----------   ----------   ----------    --------     -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions...    (378,655)     400,025     (764,188)     (9,596)        (77)
Change in unrealized (depreciation) appreciation of
 investments.............................................   2,444,438     (137,736)   8,375,071      (4,285)     (2,467)
                                                           ----------   ----------   ----------    --------     -------
Net realized and unrealized (losses) gains on investments   2,065,783      262,289    7,610,883     (13,881)     (2,544)
                                                           ----------   ----------   ----------    --------     -------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...............................  $6,344,378   $5,357,888   $7,056,958    $(13,811)    $(2,613)
                                                           ==========   ==========   ==========    ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                       Zenith Fund
-------------------------------------------------------------------------------------------------------------------------
  Harris Oakmark Focused    Salomon Brothers Strategic        Salomon Brothers         State Street Research Money Market
      Value Portfolio       Bond Opportunities Portfolio  U.S. Government Portfolio                Portfolio
--------------------------  --------------------------   --------------------------  -------------------------------------
For the Year For the Period For the Year  For the Period For the Year For the Period For the Year For the Year For the Year
   Ended     May 1, 2001 to    Ended      May 1, 2001 to    Ended     May 1, 2001 to    Ended        Ended        Ended
December 31,  December 31,  December 31,   December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2002          2001          2002           2001          2002          2001          2002         2001         2000
------------ -------------- ------------  -------------- ------------ -------------- ------------ ------------ ------------
$    15,621     $     --      $ 83,495        $   --       $ 90,377      $    --      $ 527,338    $1,134,017   $1,677,962
     79,292        9,775        10,768           894         18,808        1,841        268,010       215,488      291,782
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------
    (63,671)      (9,775)       72,727          (894)        71,569       (1,841)       259,328       918,529    1,386,180
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------

     (9,588)         (43)          241           117         10,225        5,065       (628,588)     (499,341)   1,059,353

   (938,481)     279,801        62,351         4,621         83,661       (2,273)       611,711       796,577     (454,099)
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------
   (948,069)     279,758        62,592         4,738         93,886        2,792        (16,877)      297,236      605,254
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------

$(1,011,740)    $269,983      $135,319        $3,844       $165,455      $   951      $ 242,451    $1,215,765   $1,991,434
===========     ========      ========        ======       ========      =======      =========    ==========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                 Zenith Fund                 Alliance Fund
                                                                -------------- -----------------------------------------
                                                                  FI Mid Cap
                                                                Opportunities          Alliance Growth & Income
                                                                  Portfolio                    Portfolio
                                                                -------------- -----------------------------------------
                                                                For the Period For the Year For the Year For the Period
                                                                May 1, 2002 to    Ended        Ended     September 30 to
                                                                 December 31,  December 31, December 31,  December 31,
                                                                     2002          2002         2001          2000
                                                                -------------- ------------ ------------ ---------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................    $    --      $  27,692     $ 3,229        $   --
Expenses:
  Mortality and expense charges................................        333          4,105       1,034            --
                                                                   -------      ---------     -------        ------
Net investment (loss) income...................................       (333)        23,587       2,195            --
                                                                   -------      ---------     -------        ------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.........     (1,950)       (18,278)       (318)           --
Change in unrealized (depreciation) appreciation of investments      3,758       (137,057)     24,267         2,702
                                                                   -------      ---------     -------        ------
Net realized and unrealized (losses) gains on investments......      1,808       (155,335)     23,949         2,702
                                                                   -------      ---------     -------        ------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................    $ 1,475      $(131,748)    $26,144        $2,702
                                                                   =======      =========     =======        ======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                   Alliance Fund                                       Fidelity Fund
--------------------------------------------------  --------------------------------------------------
                                                          Fidelity VIP              Fidelity VIP
 Alliance Premier Growth     Alliance Technology           Contrafund           Asset Manager Growth
      Portfolio (a)             Portfolio (a)             Portfolio (a)             Portfolio (a)
------------------------  ------------------------  ------------------------  ------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

  $     --      $   --      $    --      $    782     $    187      $  --       $  3,640     $    --
       274         104           96           121        1,113         57            623         233
  --------      ------      -------      --------     --------      -----       --------     -------
      (274)       (104)         (96)          661         (926)       (57)         3,017        (233)
  --------      ------      -------      --------     --------      -----       --------     -------

    (9,853)       (138)        (519)      (19,763)        (348)       (27)        (5,591)        113
   (12,480)      1,299       (9,033)       (2,681)     (29,437)      (253)       (19,964)     (1,597)
  --------      ------      -------      --------     --------      -----       --------     -------
   (22,333)      1,161       (9,552)      (22,444)     (29,785)      (280)       (25,555)     (1,484)
  --------      ------      -------      --------     --------      -----       --------     -------

  $(22,607)     $1,057      $(9,648)     $(21,783)    $(30,711)     $(337)      $(22,538)    $(1,717)
  ========      ======      =======      ========     ========      =====       ========     =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                      Fidelity Fund              American Fund
                                                                ------------------------  --------------------------
                                                                   Fidelity VIP Growth       American Funds Growth
                                                                      Portfolio (a)                Portfolio
                                                                ------------------------  --------------------------
                                                                For the Year For the Year For the Year For the Period
                                                                   Ended        Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,   December    December 31,
                                                                    2002         2001       31, 2002        2001
                                                                ------------ ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $    132     $    --    $     3,067    $ 134,864
Expenses:
  Mortality and expense charges................................        649         243         59,610        6,807
                                                                  --------     -------    -----------    ---------
Net investment (loss) income...................................       (517)       (243)       (56,543)     128,057
                                                                  --------     -------    -----------    ---------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (8,400)     (3,407)       (49,022)     (95,342)
Change in unrealized (depreciation) appreciation of investments    (40,968)     (3,078)    (1,636,890)     (17,189)
                                                                  --------     -------    -----------    ---------
Net realized and unrealized (losses) gains on investments......    (49,368)     (6,485)    (1,685,912)    (112,531)
                                                                  --------     -------    -----------    ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $(49,885)    $(6,728)   $(1,742,455)   $  15,526
                                                                  ========     =======    ===========    =========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                     American Fund                                       Met Investors Fund
------------------------------------------------------  ----------------------------------------------------
  American Funds Growth-    American Funds Global Small    JPM Enhanced Index         MFS Mid Cap Growth
     Income Portfolio              Cap Portfolio              Portfolio (a)                Portfolio
--------------------------  --------------------------  ------------------------  --------------------------
For the Year For the Period For the Year For the Period For the Year For the Year For the Year For the Period
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    Ended        Ended        Ended     May 1, 2001 to
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,  December 31,
    2002          2001          2002          2001          2002         2001         2002          2001
------------ -------------- ------------ -------------- ------------ ------------ ------------ --------------
$    83,225     $ 20,236     $  10,794      $  7,147      $   117       $  --      $   7,906      $    --
     48,157        5,104        12,245         1,216           39          13          6,944          940
-----------     --------     ---------      --------      -------       -----      ---------      -------
     35,068       15,132        (1,451)        5,931           78         (13)           962         (940)
-----------     --------     ---------      --------      -------       -----      ---------      -------
    (51,319)     (13,398)       35,746       (18,714)      (1,186)        (25)       (55,314)      (1,372)
 (1,122,854)      55,397      (396,292)       46,579       (1,483)       (320)      (378,709)      11,239
-----------     --------     ---------      --------      -------       -----      ---------      -------
 (1,174,173)      41,999      (360,546)       27,865       (2,669)       (345)      (434,023)       9,867
-----------     --------     ---------      --------      -------       -----      ---------      -------

$(1,139,105)    $ 57,131     $(361,997)     $ 33,796      $(2,591)      $(358)     $(433,061)     $ 8,927
===========     ========     =========      ========      =======       =====      =========      =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                                  Met Investors Fund
                                                                ------------------------------------------------------

                                                                MFS Research International      PIMCO Total Return
                                                                         Portfolio                   Portfolio
                                                                --------------------------  --------------------------
                                                                For the Year For the Period For the Year For the Period
                                                                   Ended     May 1, 2001 to    Ended     May 1, 2001 to
                                                                December 31,  December 31,  December 31,  December 31,
                                                                    2002          2001          2002          2001
                                                                ------------ -------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  1,203      $   174       $     --      $ 26,164
Expenses:
  Mortality and expense charges................................      3,324          525         28,120         2,322
                                                                  --------      -------       --------      --------
Net investment (loss) income...................................     (2,121)        (351)       (28,120)       23,842
                                                                  --------      -------       --------      --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (66,559)      (4,107)        60,373         1,564
Change in unrealized (depreciation) appreciation of investments     (2,664)       1,444        270,736       (14,155)
                                                                  --------      -------       --------      --------
Net realized and unrealized (losses) gains on investments......    (69,223)      (2,663)       331,109       (12,591)
                                                                  --------      -------       --------      --------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $(71,344)     $(3,014)      $302,989      $ 11,251
                                                                  ========      =======       ========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Met Investors Fund
--------------------------------------------------------------------------------------------------------------------
                                                                     Met/AIM                    State Street Research
                                                                     Mid Cap       Met/AIM          Concentrated
     PIMCO Innovation             Lord Abbett Bond Debenture       Core Equity Small Cap Growth     International
         Portfolio                        Portfolio                 Portfolio     Portfolio           Portfolio
--------------------------  -------------------------------------  ----------- ---------------- ---------------------
                                                                     For the
For the Year For the Period For the Year For the Year For the Year Period May   For the Period     For the Period
   Ended     May 1, 2001 to    Ended        Ended        Ended     1, 2002 to   May 1, 2002 to     May 1, 2002 to
December 31,  December 31,  December 31, December 31, December 31,  December     December 31,       December 31,
    2002          2001          2002         2001         2000      31, 2002         2002               2002
------------ -------------- ------------ ------------ ------------ ----------- ---------------- ---------------------
 $      --      $    --     $   996,547  $   923,897   $   2,401     $   291       $    --             $   210
     9,521        1,528          71,674       64,809      50,458         638           281                 298
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
    (9,521)      (1,528)        924,873      859,088     (48,057)       (347)         (281)                (88)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
  (111,879)      (9,873)     (1,886,218)    (134,223)    (62,427)     (1,242)         (593)               (843)
  (652,366)       4,179         949,375     (902,997)    (65,158)     (6,351)       (4,322)             (2,920)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
  (764,245)      (5,694)       (936,843)  (1,037,220)   (127,585)     (7,593)       (4,915)             (3,763)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------

 $(773,766)     $(7,222)    $   (11,970) $  (178,132)  $(175,642)    $(7,940)      $(5,196)            $(3,851)
 =========      =======     ===========  ===========   =========     =======       =======             =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           Metropolitan Fund
                                                                               -----------------------------------------
                                                                                 State Street Research Investment Trust
                                                                                               Portfolio
                                                                               -----------------------------------------
                                                                               For the Year   For the Year  For the Year
                                                                                  Ended          Ended         Ended
                                                                               December 31,   December 31,  December 31,
                                                                                   2002           2001          2000
                                                                               ------------  -------------  ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (969,448) $  48,301,051  $  1,040,518
   Net realized (losses) gains from security transactions.....................   (6,132,437)       731,187     5,846,334
   Change in unrealized (depreciation) appreciation of investments............  (90,883,953)  (122,469,738)  (37,904,600)
                                                                               ------------  -------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (97,985,838)   (73,437,500)  (31,017,748)
                                                                               ------------  -------------  ------------
  From capital transactions:
   Net premiums...............................................................   78,160,135     80,046,712    78,775,448
   Redemptions................................................................  (10,399,853)   (15,513,042)  (15,714,936)
   Net portfolio transfers....................................................  (11,186,400)     2,751,095    (7,049,932)
   Other net transfers........................................................  (38,309,389)   (40,534,492)  (41,272,460)
                                                                               ------------  -------------  ------------
   Net increase (decrease) in net assets resulting from capital transactions..   18,264,493     26,750,273    14,738,120
                                                                               ------------  -------------  ------------
NET CHANGE IN NET ASSETS......................................................  (79,721,345)   (46,687,227)  (16,279,628)
NET ASSETS--BEGINNING OF PERIOD...............................................  356,701,314    403,388,541   419,668,169
                                                                               ------------  -------------  ------------
NET ASSETS--END OF PERIOD..................................................... $276,979,969  $ 356,701,314  $403,388,541
                                                                               ============  =============  ============

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                      Metropolitan Fund
----------------------------------------------------------------------------------------------------------------------------
    State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
                Portfolio                                 Portfolio                                 Portfolio
----------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2000          2002          2001          2000          2002          2001          2000
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$  3,558,999  $ 23,184,244  $ (1,084,114) $ (1,263,240) $ 45,283,589  $ 25,471,356  $  2,705,145  $  1,213,073  $ 10,878,219
  (1,810,936)     (111,095)    1,585,197    (5,953,657)   (1,536,972)    3,369,764    (5,045,284)    4,130,927     6,159,583
 (41,694,719)  (42,080,714)     (360,101)  (44,703,891)  (94,895,107)  (48,026,970)  (82,559,071)  (48,985,481)  (49,619,601)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (39,946,656)  (19,007,565)      140,982   (51,920,788)  (51,148,490)  (19,185,850)  (84,899,210)  (43,641,481)  (32,581,799)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  54,194,120    55,767,097    53,773,281    40,003,786    42,942,155    41,898,360   114,022,950   113,949,042   101,155,153
  (9,523,000)   (8,333,720)   (9,860,611)   (4,831,140)   (6,486,474)  (10,429,472)  (13,779,170)  (11,030,629)   (8,709,802)
    (383,162)    8,413,016    (3,492,574)   (6,485,783)    1,097,789      (209,434)   11,797,286    19,393,554    32,416,473
 (32,044,615)  (31,250,185)  (28,128,760)  (17,642,321)  (19,697,556)  (21,759,150)  (47,844,806)  (45,631,351)  (39,683,105)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  12,243,343    24,596,208    12,291,336    11,044,542    17,855,914     9,500,304    64,196,260    76,680,616    85,178,719
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (27,703,313)    5,588,643    12,432,318   (40,876,246)  (33,292,576)   (9,685,546)  (20,702,950)   33,039,135    52,596,920
 265,723,666   260,135,023   247,702,705   171,691,864   204,984,440   214,669,986   346,930,913   313,891,778   261,294,858
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$238,020,353  $265,723,666  $260,135,023  $130,815,618  $171,691,864  $204,984,440  $326,227,963  $346,930,913  $313,891,778
============  ============  ============  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                     Putnam International Stock
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    18,744  $ 1,172,876  $  (103,321)
   Net realized (losses) gains from security transactions.....................  (2,655,399)  (1,661,736)     309,181
   Change in unrealized (depreciation) appreciation of investments............  (4,418,288)  (9,202,287)  (5,241,506)
                                                                               -----------  -----------  -----------
   Net (decrease) increase in net assets resulting from operations............  (7,054,943)  (9,691,147)  (5,035,646)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   9,783,594    9,615,907    9,900,638
   Redemptions................................................................  (1,287,021)  (1,289,983)  (2,135,289)
   Net portfolio transfers....................................................  (2,781,604)     323,092      760,648
   Other net transfers........................................................  (3,974,969)  (4,148,436)  (3,943,304)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   1,740,000    4,500,580    4,582,693
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  (5,314,943)  (5,190,567)    (452,953)
NET ASSETS--BEGINNING OF PERIOD...............................................   38,281,041   43,471,608   43,924,561
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD.....................................................  $32,966,098  $38,281,041  $43,471,608
                                                                               ===========  ===========  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
                Portfolio                                Portfolio                              Portfolio
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year For the Year For the Year   For the
   Ended         Ended         Ended         Ended         Ended        Ended        Ended        Ended      Year Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31, December 31,   December
    2002          2001          2000          2002          2001         2000         2002         2001       31, 2000
------------  ------------  ------------  ------------  ------------ ------------ ------------ ------------ -----------
$ (1,013,088) $ (1,037,631) $ 10,029,499  $   (332,098) $ 3,209,549  $  (307,077) $   181,688  $ 2,155,251  $   (77,898)
  (5,163,698)   (2,451,549)    3,280,184      (297,872)    (796,014)     759,159     (466,029)     (71,082)     423,877
 (34,449,605)  (53,291,667)  (70,128,825)  (12,423,975)  (6,595,361)  (4,955,737)  (3,445,540)  (5,825,339)    (702,165)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
 (40,626,391)  (56,780,847)  (56,819,142)  (13,053,945)  (4,181,826)  (4,503,655)  (3,729,881)  (3,741,170)    (356,186)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  64,528,237    74,363,749    64,927,917    14,332,234   15,023,523   13,173,661    7,029,500    7,562,752    6,536,768
  (2,804,544)   (3,144,623)   (3,404,065)   (1,348,311)  (2,577,320)    (960,930)    (936,418)    (630,613)    (543,240)
  (5,298,371)    3,860,189    39,706,625       753,895     (372,409)   7,018,243     (322,915)     603,395    1,878,567
 (21,964,497)  (23,970,747)  (26,632,666)   (5,463,573)  (5,350,422)  (4,758,398)  (2,670,700)  (2,572,779)  (2,129,044)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  34,460,825    51,108,568    74,597,811     8,274,245    6,723,372   14,472,576    3,099,467    4,962,755    5,743,051
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  (6,165,566)   (5,672,279)   17,778,669    (4,779,700)   2,541,546    9,968,921     (630,414)   1,221,585    5,386,865
 125,185,141   130,857,420   113,078,751    44,659,788   42,118,242   32,149,321   21,106,347   19,884,762   14,497,897
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
$119,019,575  $125,185,141  $130,857,420  $ 39,880,088  $44,659,788  $42,118,242  $20,475,933  $21,106,347  $19,884,762
============  ============  ============  ============  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                   Harris Oakmark Large Cap Value
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   438,284  $   (56,512)  $   37,177
   Net realized (losses) gains from security transactions.....................     173,172       94,596      (27,497)
   Change in unrealized (depreciation) appreciation of investments............  (3,824,797)     810,284      217,646
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (3,213,341)     848,368      227,326
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................  10,115,432    4,073,390      715,820
   Redemptions................................................................    (287,586)    (268,807)     (22,511)
   Net portfolio transfers....................................................   6,291,525    9,043,603    1,142,472
   Other net transfers........................................................  (4,169,815)  (1,466,228)    (296,592)
                                                                               -----------  -----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..  11,949,556   11,381,958    1,539,189
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................   8,736,215   12,230,326    1,766,515
NET ASSETS--BEGINNING OF PERIOD...............................................  14,336,339    2,106,013      339,498
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD..................................................... $23,072,554  $14,336,339   $2,106,013
                                                                               ===========  ===========   ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
              Portfolio                               Portfolio                              Portfolio
-------------------------------------   -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001         2000         2002         2001         2000         2002         2001         2000
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (89,469)  $   106,521   $  175,765  $  (106,090) $   (94,779) $   184,033  $   982,861  $   212,243  $ 1,099,635
    105,666       (68,863)      28,891     (317,124)    (100,488)       9,246      515,268      210,509       61,931
 (1,888,036)     (195,526)     444,118   (5,333,848)     (92,461)    (515,437)   2,760,523    1,053,501      (39,445)
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
 (1,871,839)     (157,868)     648,774   (5,757,062)    (287,728)    (322,158)   4,258,652    1,476,253    1,122,121
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,172,686     5,746,048    1,424,997    9,447,412    8,996,035    2,941,543   10,479,062    8,533,067    6,001,873
 (1,215,338)      (57,006)     (48,928)    (125,856)     (60,227)     (19,075)  (1,839,866)  (1,024,276)    (253,963)
  2,321,678     4,766,372    4,051,096      873,833    8,736,398    4,471,715    8,318,943   11,244,179   12,581,907
 (3,236,171)   (2,321,908)    (529,061)  (3,453,967)  (3,536,498)  (1,062,875)  (4,492,832)  (2,262,688)    (657,185)
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  6,042,855     8,133,506    4,898,104    6,741,422   14,135,708    6,331,308   12,465,307   16,490,282   17,672,632
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  4,171,016     7,975,638    5,546,878      984,360   13,847,980    6,009,150   16,723,959   17,966,535   18,794,753
 14,114,806     6,139,168      592,290   21,110,525    7,262,545    1,253,395   37,322,329   19,355,794      561,041
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
$18,285,822   $14,114,806   $6,139,168  $22,094,885  $21,110,525  $ 7,262,545  $54,046,288  $37,322,329  $19,355,794
===========   ===========   ==========  ===========  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                     Morgan Stanley EAFE Index
                                                                                             Portfolio
                                                                               -------------------------------------

                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (64,128) $   (37,840)  $   68,390
   Net realized (losses) gains from security transactions.....................    (800,822)    (961,834)     (86,470)
   Change in unrealized (depreciation) appreciation of investments............  (1,274,363)    (729,479)    (425,063)
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (2,139,313)  (1,729,153)    (443,143)
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................   6,625,665    4,890,376    1,984,111
   Redemptions................................................................  (1,101,621)    (722,285)     (25,611)
   Net portfolio transfers....................................................   1,672,217    4,395,203    3,730,891
   Other net transfers........................................................  (2,360,586)  (1,819,787)    (682,554)
                                                                               -----------  -----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..   4,835,675    6,743,507    5,006,837
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................    2,696,362    5,014,354   4,563,694.
NET ASSETS--BEGINNING OF PERIOD...............................................   10,799,710    5,785,356   1,221,662.
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD.....................................................  $13,496,072  $10,799,710  $5,785,356.
                                                                               ===========  ===========   ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
          Russell 2000 Index                   Putnam Large Cap Growth                State Street Research Aurora
              Portfolio                               Portfolio                                Portfolio
-------------------------------------  ---------------------------------------  ---------------------------------------
                                                                 For the Period                           For the Period
For the Year For the Year For the Year For the Year For the Year  May 1, 2000   For the Year For the Year  July 5, 2000
   Ended        Ended        Ended        Ended        Ended           to          Ended        Ended           to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2002         2001         2000         2002         2001          2000          2002         2001          2000
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
$   (29,731) $   (47,654) $   775,840  $   (39,278)  $  (22,732)   $   (1,713)  $   (97,874) $   (51,026)   $   16,972
   (343,069)  (1,016,179)     (27,586)    (304,226)    (113,353)       (1,766)       81,843      155,882         3,082
 (2,545,881)   1,215,383   (1,037,181)  (1,227,374)    (585,114)     (173,356)   (6,958,922)   1,218,805       302,768
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
 (2,918,681)     151,550     (288,927)  (1,570,878)    (721,199)     (176,835)   (6,974,953)   1,323,661       322,822
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  7,082,371    5,343,692    2,510,031    3,461,165    2,425,615       306,843    15,376,489    7,040,736       335,643
   (266,570)    (375,673)     (45,875)     (27,865)     (23,841)       (5,695)     (302,359)     (81,569)      (11,356)
  2,834,125    1,811,235    3,956,271      548,678    2,239,800       915,075     6,843,668   11,247,758     2,585,881
 (2,527,437)  (2,007,235)    (882,331)  (1,159,060)    (878,209)      (80,881)   (5,887,521)  (2,656,308)     (102,034)
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  7,122,489    4,772,019    5,538,096    2,822,918    3,763,365     1,135,342    16,030,277   15,550,617     2,808,134
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  4,203,808    4,923,569    5,249,169    1,252,040    3,042,166       958,507     9,055,324   16,874,278     3,130,956
 10,624,726    5,701,157      451,988    4,000,673      958,507            --    20,005,234    3,130,956            --
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
$14,828,534  $10,624,726  $ 5,701,157  $ 5,252,713   $4,000,673    $  958,507   $29,060,558  $20,005,234    $3,130,956
===========  ===========  ===========  ===========   ==========    ==========   ===========  ===========    ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           Metropolitan Fund
                                                                               ----------------------------------------

                                                                                      MetLife Mid Cap Stock Index
                                                                                               Portfolio
                                                                               ----------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     July 5, 2000 to
                                                                               December 31, December 31,  December 31,
                                                                                   2002         2001          2000
                                                                               ------------ ------------ ---------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (55,361) $   (18,724)   $    7,022
   Net realized (losses) gains from security transactions.....................     (23,095)     (19,531)         (300)
   Change in unrealized (depreciation) appreciation of investments............  (2,089,536)     294,328        57,307
                                                                               -----------  -----------    ----------
   Net (decrease) increase in net assets resulting from operations............  (2,167,992)     256,073        64,029
                                                                               -----------  -----------    ----------
  From capital transactions:
   Net premiums...............................................................   7,438,484    4,147,919       240,407
   Redemptions................................................................    (109,971)     (16,900)       (8,675)
   Net portfolio transfers....................................................   4,006,261    4,052,437     1,949,602
   Other net transfers........................................................  (2,617,681)  (1,566,864)      (99,172)
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from capital transactions..   8,717,093    6,616,592     2,082,162
                                                                               -----------  -----------    ----------
NET CHANGE IN NET ASSETS......................................................   6,549,101    6,872,665     2,146,191
NET ASSETS--BEGINNING OF PERIOD...............................................   9,018,856    2,146,191            --
                                                                               -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................................... $15,567,957  $ 9,018,856    $2,146,191
                                                                               ===========  ===========    ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                              Metropolitan Fund                                             Janus Fund
----------------------------------------------------------------------------  -------------------------------------
                                Franklin Templeton      State Street Research
       Janus Growth              Small Cap Growth          Large Cap Value              Janus Aspen Growth
         Portfolio                   Portfolio                Portfolio                     Portfolio
--------------------------  --------------------------  --------------------- -------------------------------------
For the Year For the Period For the Year For the Period    For the Period     For the Year For the Year For the Year
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    May 1, 2002 to        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31,      December 31,      December 31, December 31, December 31,
    2002          2001          2002          2001              2002              2002         2001         2000
------------ -------------- ------------ -------------- --------------------- ------------ ------------ ------------
 $  (13,374)   $   (2,780)   $   (8,397)    $ (1,124)         $    433         $   (9,370) $   185,366  $   171,670
    (78,401)      (43,356)      (42,766)      (3,651)           (3,284)          (179,152)  (1,848,663)     (11,878)
   (426,893)      (11,854)     (271,373)      16,066            (3,178)          (329,490)     498,521   (1,038,841)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
   (518,668)      (57,990)     (322,536)      11,291            (6,029)          (518,012)  (1,164,776)    (879,049)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,567,918       311,526       626,488      107,629            64,977            913,602      779,753    1,494,340
    (23,600)           --        (5,592)        (802)             (313)           (13,590)  (2,741,484)        (102)
    607,036       817,361       745,849      369,945           153,138             34,319      254,486    4,654,955
   (540,084)     (118,215)     (235,608)     (30,931)          (23,188)          (211,649)    (189,372)    (346,372)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,611,270     1,010,672     1,131,137      445,841           194,614            722,682   (1,896,617)   5,802,821
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,092,602       952,682       808,601      457,132           188,585            204,670   (3,061,393)   4,923,772
    952,682            --       457,132           --                --          1,958,752    5,020,145       96,373
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
 $2,045,284    $  952,682    $1,265,733     $457,132          $188,585         $2,163,422  $ 1,958,752  $ 5,020,145
 ==========    ==========    ==========     ========          ========         ==========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                            Invesco Fund
                                                                               -------------------------------------
                                                                                       Invesco VIF High Yield
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................   $ 48,408     $ 29,172     $   (42)
   Net realized (losses) gains from security transactions.....................    (31,480)      (3,798)        (11)
   Change in unrealized (depreciation) appreciation of investments............     (7,350)     (33,395)     (1,445)
                                                                                 --------     --------     -------
   Net (decrease) increase in net assets resulting from operations............      9,578       (8,021)     (1,498)
                                                                                 --------     --------     -------
  From capital transactions:
   Net premiums...............................................................    216,788      213,527       2,194
   Redemptions................................................................         --           --          --
   Net portfolio transfers....................................................      2,473       71,476       7,138
   Other net transfers........................................................    (27,503)     (13,506)       (239)
                                                                                 --------     --------     -------
   Net increase (decrease) in net assets resulting from capital transactions..    191,758      271,497       9,093
                                                                                 --------     --------     -------
NET CHANGE IN NET ASSETS......................................................    201,336      263,476       7,595
NET ASSETS--BEGINNING OF PERIOD...............................................    274,298       10,822       3,227
                                                                                 --------     --------     -------
NET ASSETS--END OF PERIOD.....................................................   $475,634     $274,298     $10,822
                                                                                 ========     ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                Invesco Fund                                              Franklin Fund
----------------------------------------------------------------------------  -------------------------------------
      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
              Portfolio                              Portfolio                              Portfolio
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2000         2002         2001         2000         2002         2001         2000
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $  1,519     $  1,475     $   725      $   (248)    $    652     $   (288)   $   31,411   $  197,836   $   30,971
    (7,425)      (1,414)         18        12,032        1,271          445      (325,690)     (18,952)     (35,953)
   (21,641)      (4,995)       (596)        3,016       (3,692)       4,890      (187,267)    (287,060)      (6,907)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
   (27,547)      (4,934)        147        14,800       (1,769)       5,047      (481,546)    (108,176)     (11,889)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
    30,604        5,886       7,244         9,629        3,478        1,795       937,164      461,547      199,820
        --         (780)         --            --           --           --       (90,063)    (236,261)      (1,160)
     7,548      112,018       1,027        64,182      (24,700)     107,017       643,475      589,847      922,250
    (8,020)      (3,589)       (413)        1,520       (2,641)        (709)     (163,651)     (39,531)     (16,624)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
    30,132      113,535       7,858        75,331      (23,863)     108,103     1,326,925      775,602    1,104,286
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
     2,585      108,601       8,005        90,131      (25,632)     113,150       845,379      667,426    1,092,397
   122,478       13,877       5,872        89,102      114,734        1,584     1,766,655    1,099,229        6,832
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
  $125,063     $122,478     $13,877      $179,233     $ 89,102     $114,734    $2,612,034   $1,766,655   $1,099,229
  ========     ========     =======      ========     ========     ========    ==========   ==========   ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                  Franklin Fund                     Zenith Fund
                                                            ------------------------  ---------------------------------------
                                                               Franklin Templeton
                                                               Valuemark Small Cap              Davis Venture Value
                                                                  Portfolio (a)                      Portfolio
                                                            ------------------------  ---------------------------------------
                                                                                                                For the Period
                                                            For the Year For the Year For the Year For the Year  July 5, 2000
                                                               Ended        Ended        Ended        Ended           to
                                                            December 31, December 31, December 31, December 31,  December 31,
                                                                2002         2001         2002         2001          2000
                                                            ------------ ------------ ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................  $  (1,274)    $   (121)  $       750  $   153,188    $   (1,697)
   Net realized (losses) gains from security transactions..    (49,638)        (480)     (188,804)     (46,987)         (482)
   Change in unrealized (depreciation) appreciation of
    investments............................................   (184,311)       4,364    (2,083,879)    (437,523)       27,591
                                                             ---------     --------   -----------  -----------    ----------
   Net (decrease) increase in net assets resulting from
    operations.............................................   (235,223)       3,763    (2,271,933)    (331,322)       25,412
                                                             ---------     --------   -----------  -----------    ----------
  From capital transactions:
   Net premiums............................................     40,174       32,699     5,157,409    3,338,434       199,454
   Redemptions.............................................         --           --       (86,825)     (44,938)       (6,528)
   Net portfolio transfers.................................    995,374       69,587     5,300,022    4,710,785       973,687
   Other net transfers.....................................   (102,364)      (3,042)   (2,166,021)  (1,312,198)      (55,246)
                                                             ---------     --------   -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from
    capital transactions...................................    933,184       99,244     8,204,585    6,692,083     1,111,367
                                                             ---------     --------   -----------  -----------    ----------
NET CHANGE IN NET ASSETS...................................    697,961      103,007     5,932,652    6,360,761     1,136,779
NET ASSETS--BEGINNING OF PERIOD............................    103,007           --     7,497,540    1,136,779            --
                                                             ---------     --------   -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................  $ 800,968     $103,007   $13,430,192  $ 7,497,540    $1,136,779
                                                             =========     ========   ===========  ===========    ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                     Zenith Fund
---------------------------------------------------------------------------------------------------------------------

        Loomis Sayles Small Cap             Alger Equity Growth       MFS Investors Trust      MFS Research Managers
               Portfolio                       Portfolio (a)             Portfolio (a)             Portfolio (a)
---------------------------------------  ------------------------  ------------------------  ------------------------
                          For the Period
For the Year For the Year  July 5, 2000  For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended           to          Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001          2000          2002         2001         2002         2001         2002         2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------

 $  (16,142)  $   75,074     $   (629)   $   (13,698)   $  (121)    $  (2,715)   $  (1,179)   $  (2,427)   $    (363)
   (106,829)     (35,645)         (42)       (57,097)      (175)      (71,866)      (5,896)     (30,794)       1,304

   (414,868)     (62,611)       5,980       (983,355)    (5,126)      (78,498)       4,527      (58,814)        (346)
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

   (537,839)     (23,182)       5,309     (1,054,150)    (5,422)     (153,079)      (2,548)     (92,035)         595
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

  1,200,038      909,510       62,643         40,283         --       657,381      122,835      256,687       72,571
    (11,815)      (7,864)      (6,573)            --         --        (4,428)      (1,444)        (250)      (3,984)
    268,407      960,425      403,213      4,290,312     52,468       480,329      486,210      151,712      231,621
   (436,811)    (356,458)     (20,610)      (338,952)    (1,809)     (608,417)    (282,946)    (153,237)    (149,340)
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

  1,019,819    1,505,613      438,673      3,991,643     50,659       524,865      324,655      254,912      150,868
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------
    481,980    1,482,431      443,982      2,937,493     45,237       371,786      322,107      162,877      151,463
  1,926,413      443,982           --         45,237         --       322,107           --      151,463           --
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------
 $2,408,393   $1,926,413     $443,982    $ 2,982,730    $45,237     $ 693,893    $ 322,107    $ 314,340    $ 151,463
 ==========   ==========     ========    ===========    =======     =========    =========    =========    =========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                             Zenith Fund
                                                                               --------------------------------------

                                                                                  State Street Research Bond Income
                                                                                              Portfolio
                                                                               --------------------------------------
                                                                               For the Year For the Year  For the Year
                                                                                  Ended        Ended         Ended
                                                                               December 31, December 31,  December 31,
                                                                                   2002         2001          2000
                                                                               ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $ 4,278,595  $  5,095,599  $  (553,925)
   Net realized (losses) gains from security transactions.....................    (378,655)      400,025     (764,188)
   Change in unrealized (depreciation) appreciation of investments............   2,444,438      (137,736)   8,375,071
                                                                               -----------  ------------  -----------
   Net (decrease) increase in net assets resulting from operations............   6,344,378     5,357,888    7,056,958
                                                                               -----------  ------------  -----------
  From capital transactions:
   Net premiums...............................................................  18,007,464    14,237,318   16,247,550
   Redemptions................................................................  (3,078,401)   (3,623,665)  (2,164,427)
   Net portfolio transfers....................................................   1,121,089     3,289,281   (4,736,604)
   Other net transfers........................................................  (8,719,726)  (15,760,945)  (6,051,666)
                                                                               -----------  ------------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   7,330,426    (1,858,011)   3,294,853
                                                                               -----------  ------------  -----------
NET CHANGE IN NET ASSETS......................................................  13,674,804     3,499,877   10,351,811
NET ASSETS--BEGINNING OF PERIOD...............................................  79,483,128    75,983,251   65,631,440
                                                                               -----------  ------------  -----------
NET ASSETS--END OF PERIOD..................................................... $93,157,932  $ 79,483,128  $75,983,251
                                                                               ===========  ============  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Zenith Fund
------------------------------------------------------------------------------------------------------------
                                                            Salomon Brothers             Salomon Brothers
  FI Structured Equity    Harris Oakmark Focused Value Strategic Bond Opportunities       U.S. Government
      Portfolio (a)                Portfolio                    Portfolio                    Portfolio
------------------------  --------------------------   --------------------------   --------------------------
For the Year For the Year For the Year  For the Period For the Year  For the Period For the Year For the Period
   Ended        Ended        Ended      May 1, 2001 to    Ended      May 1, 2001 to    Ended     May 1, 2001 to
December 31, December 31, December 31,   December 31,  December 31,   December 31,  December 31,  December 31,
    2002         2001         2002           2001          2002           2001          2002          2001
------------ ------------ ------------  -------------- ------------  -------------- ------------ --------------

  $     70     $   (69)   $   (63,671)    $   (9,775)   $   72,727      $   (894)    $   71,569     $ (1,841)
    (9,596)        (77)        (9,588)           (43)          241           117         10,225        5,065
    (4,285)     (2,467)      (938,481)       279,801        62,351         4,621         83,661       (2,273)
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
   (13,811)     (2,613)    (1,011,740)       269,983       135,319         3,844        165,455          951
  --------     -------    -----------     ----------    ----------      --------     ----------     --------

    51,077          --      6,333,512        999,657       890,271        97,914      1,641,232      162,934
        --          --       (161,171)        (7,188)      (17,732)         (566)       (35,283)     (10,909)
    41,277      28,886      5,880,885      3,223,723     1,049,918       396,753      2,382,469      755,686
   (10,863)     (1,055)    (2,377,498)      (271,630)     (348,947)      (33,111)      (637,762)     (59,363)
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
    81,491      27,831      9,675,728      3,944,562     1,573,510       460,990      3,350,656      848,348
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
    67,680      25,218      8,663,988      4,214,545     1,708,829       464,834      3,516,111      849,299
    25,218          --      4,214,545             --       464,834            --        849,299           --
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
  $ 92,898     $25,218    $12,878,533     $4,214,545    $2,173,663      $464,834     $4,365,410     $849,299
  ========     =======    ===========     ==========    ==========      ========     ==========     ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                              Zenith Fund
                                                                        ------------------------------------------------------
                                                                                                                   FI Mid Cap
                                                                                  State Street Research          Opportunities
                                                                                 Money Market Portfolio            Portfolio
                                                                        ---------------------------------------  --------------
                                                                        For the Year  For the Year For the Year  For the Period
                                                                           Ended         Ended        Ended      May 1, 2002 to
                                                                        December 31,  December 31, December 31,   December 31,
                                                                            2002          2001         2000           2002
                                                                        ------------  ------------ ------------  --------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income........................................ $    259,328  $   918,529  $  1,386,180     $   (333)
   Net realized (losses) gains from security transactions..............     (628,588)    (499,341)    1,059,353       (1,950)
   Change in unrealized (depreciation) appreciation of investments.....      611,711      796,577      (454,099)       3,758
                                                                        ------------  -----------  ------------     --------
   Net (decrease) increase in net assets resulting from operations.....      242,451    1,215,765     1,991,434        1,475
                                                                        ------------  -----------  ------------     --------
 From capital transactions:
   Net premiums........................................................   25,769,284   17,936,134    35,316,006       49,033
   Redemptions.........................................................   (4,958,930)  (1,689,474)  (18,249,957)         (19)
   Net portfolio transfers.............................................  (33,048,287)  (4,603,225)  (27,922,080)     149,230
   Other net transfers.................................................   10,079,748   (1,666,768)   (2,674,970)     (31,850)
                                                                        ------------  -----------  ------------     --------
   Net increase (decrease) in net assets resulting from capital
    transactions.......................................................   (2,158,185)   9,976,667   (13,531,001)     166,394
                                                                        ------------  -----------  ------------     --------
NET CHANGE IN NET ASSETS...............................................   (1,915,734)  11,192,432   (11,539,567)     167,869
NET ASSETS--BEGINNING OF PERIOD........................................   32,726,347   21,533,915    33,073,482           --
                                                                        ------------  -----------  ------------     --------
NET ASSETS--END OF PERIOD.............................................. $ 30,810,613  $32,726,347  $ 21,533,915     $167,869
                                                                        ============  ===========  ============     ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                           Alliance Fund                                                  Fidelity Fund
--------------------------------------------------------------------------------------------------  ------------------------
                                                                                                          Fidelity VIP
           Alliance Growth & Income              Alliance Premier Growth     Alliance Technology           Contrafund
                   Portfolio                          Portfolio (a)             Portfolio (a)             Portfolio (a)
----------------------------------------------- ------------------------  ------------------------  ------------------------
For the Year For the Year    For the Period     For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended     September 30, 2000 to    Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,     December 31,      December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001             2000              2002         2001         2002         2001         2002         2001
------------ ------------ --------------------- ------------ ------------ ------------ ------------ ------------ ------------

 $   23,587    $  2,195          $    --          $   (274)    $  (104)     $   (96)     $    661     $   (926)    $   (57)
    (18,278)       (318)              --            (9,853)       (138)        (519)      (19,763)        (348)        (27)
   (137,057)     24,267            2,702           (12,480)      1,299       (9,033)       (2,681)     (29,437)       (253)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
   (131,748)     26,144            2,702           (22,607)      1,057       (9,648)      (21,783)     (30,711)       (337)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------

    560,351     422,139               --            29,958          --       17,162           463       22,932       3,356
    (14,526)         --               --                --          --           --            --           --          --
    192,482     160,474           54,402           (60,622)     97,128           --        36,082      237,002      21,462
    (71,035)    (11,019)             769            (2,820)        133       (1,833)       (2,213)      (3,862)       (621)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
    667,272     571,594           55,171           (33,484)     97,261       15,329        34,332      256,072      24,197
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
    535,524     597,738           57,873           (56,091)     98,318        5,681        12,549      225,361      23,860
    655,611      57,873               --            98,318          --       12,549            --       23,860          --
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
 $1,191,135    $655,611          $57,873          $ 42,227     $98,318      $18,230      $ 12,549     $249,221     $23,860
 ==========    ========          =======          ========     =======      =======      ========     ========     =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     Fidelity Fund
                                                                  --------------------------------------------------
                                                                        Fidelity VIP              Fidelity VIP
                                                                    Asset Manager Growth             Growth
                                                                        Portfolio (a)             Portfolio (a)
                                                                  ------------------------  ------------------------
                                                                  For the Year For the Year For the Year For the Year
                                                                     Ended        Ended        Ended        Ended
                                                                  December 31, December 31, December 31, December 31,
                                                                      2002         2001         2002         2001
                                                                  ------------ ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income..................................   $  3,017     $  (233)     $   (517)    $  (243)
   Net realized (losses) gains from security transactions........     (5,591)        113        (8,400)     (3,407)
   Change in unrealized (depreciation) appreciation of
    investments..................................................    (19,964)     (1,597)      (40,968)     (3,078)
                                                                    --------     -------      --------     -------
   Net (decrease) increase in net assets resulting from
    operations...................................................    (22,538)     (1,717)      (49,885)     (6,728)
                                                                    --------     -------      --------     -------
 From capital transactions:
   Net premiums..................................................    105,094      16,990       102,972      22,338
   Redemptions...................................................     (2,162)         --            --          --
   Net portfolio transfers.......................................    (31,085)     84,590        (1,143)     74,755
   Other net transfers...........................................    (12,942)     (5,355)       (5,581)     (3,117)
                                                                    --------     -------      --------     -------
   Net increase (decrease) in net assets resulting from capital
    transactions.................................................     58,905      96,225        96,248      93,976
                                                                    --------     -------      --------     -------
NET CHANGE IN NET ASSETS.........................................     36,367      94,508        46,363      87,248
NET ASSETS--BEGINNING OF PERIOD..................................     94,508          --        87,248          --
                                                                    --------     -------      --------     -------
NET ASSETS--END OF PERIOD........................................   $130,875     $94,508      $133,611     $87,248
                                                                    ========     =======      ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                   American Fund                                            Met Investors Fund
--------------------------------------------------------------------------------------   ------------------------

   American Funds Growth    American Funds Growth-Income American Funds Global Small Cap    JPM Enhanced Index
         Portfolio                   Portfolio                    Portfolio                    Portfolio (a)
--------------------------  --------------------------   ------------------------------  ------------------------
For the Year For the Period For the Year  For the Period For the Year   For the Period   For the Year For the Year
   Ended     May 1, 2001 to    Ended      May 1, 2001 to    Ended       May 1, 2001 to      Ended        Ended
December 31,  December 31,  December 31,   December 31,  December 31,    December 31,    December 31,   December
    2002          2001          2002           2001          2002            2001            2002       31, 2001
------------ -------------- ------------  -------------- ------------   --------------   ------------ ------------


$   (56,543)   $  128,057   $    35,068     $   15,132    $   (1,451)      $  5,931        $    78       $  (13)
    (49,022)      (95,342)      (51,319)       (13,398)       35,746        (18,714)        (1,186)         (25)
 (1,636,890)      (17,189)   (1,122,854)        55,397      (396,292)        46,579         (1,483)        (320)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
 (1,742,455)       15,526    (1,139,105)        57,131      (361,997)        33,796         (2,591)        (358)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------

  5,515,691       700,197     4,324,156        553,810     1,071,636        138,839          6,165           --
    (51,220)       (1,570)      (62,519)        (6,270)       (8,869)            --             --           --
  5,147,713     2,173,706     4,404,613      1,876,550     1,067,611        476,691          1,869        5,908
 (2,053,980)      288,414    (1,573,001)       (27,864)     (354,525)       (30,269)        (3,041)        (187)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
  8,558,204     3,160,747     7,093,249      2,396,226     1,775,853        585,261          4,993        5,721
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
  6,815,749     3,176,273     5,954,144      2,453,357     1,413,856        619,057          2,402        5,363
  3,176,273            --     2,453,357             --       619,057             --          5,363           --
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
$ 9,992,022    $3,176,273   $ 8,407,501     $2,453,357    $2,032,913       $619,057        $ 7,765       $5,363
===========    ==========   ===========     ==========    ==========       ========        =======       ======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                     Met Investors Fund
                                                                   ------------------------------------------------------
                                                                       MFS Mid Cap Growth      MFS Research International
                                                                            Portfolio                   Portfolio
                                                                   --------------------------  --------------------------
                                                                   For the Year For the Period For the Year For the Period
                                                                      Ended     May 1, 2001 to    Ended     May 1, 2001 to
                                                                   December 31,  December 31,  December 31,  December 31,
                                                                       2002          2001          2002          2001
                                                                   ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income...................................  $      962     $   (940)     $ (2,121)     $   (351)
   Net realized (losses) gains from security transactions.........     (55,314)      (1,372)      (66,559)       (4,107)
   Change in unrealized (depreciation) appreciation of
    investments...................................................    (378,709)      11,239        (2,664)        1,444
                                                                    ----------     --------      --------      --------
   Net (decrease) increase in net assets resulting from
    operations....................................................    (433,061)       8,927       (71,344)       (3,014)
                                                                    ----------     --------      --------      --------
 From capital transactions:
   Net premiums...................................................     820,210       82,192       323,700        38,580
   Redemptions....................................................      (1,344)        (543)       (1,956)           --
   Net portfolio transfers........................................     375,032      264,649       254,704        77,076
   Other net transfers............................................      47,743      209,192       (28,935)      124,871
                                                                    ----------     --------      --------      --------
   Net increase (decrease) in net assets resulting from capital
    transactions..................................................   1,241,641      555,490       547,513       240,527
                                                                    ----------     --------      --------      --------
NET CHANGE IN NET ASSETS..........................................     808,580      564,417       476,169       237,513
NET ASSETS--BEGINNING OF PERIOD...................................     564,417           --       237,513            --
                                                                    ----------     --------      --------      --------
NET ASSETS--END OF PERIOD.........................................  $1,372,997     $564,417      $713,682      $237,513
                                                                    ==========     ========      ========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                      Met Investors Fund
----------------------------------------------------------------------------------------------
    PIMCO Total Return           PIMCO Innovation             Lord Abbett Bond Debenture
         Portfolio                   Portfolio                         Portfolio
--------------------------  --------------------------  --------------------------------------
For the Year For the Period For the Year For the Period For the Year  For the Year For the Year
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    Ended         Ended        Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2002          2001          2002          2001          2002          2001         2000
------------ -------------- ------------ -------------- ------------  ------------ ------------

 $  (28,120)   $   23,842    $   (9,521)    $ (1,528)   $    924,873   $  859,088   $  (48,057)
     60,373         1,564      (111,879)      (9,873)     (1,886,218)    (134,223)     (62,427)
    270,736       (14,155)     (652,366)       4,179         949,375     (902,997)     (65,158)
 ----------    ----------    ----------     --------    ------------   ----------   ----------
    302,989        11,251      (773,766)      (7,222)        (11,970)    (178,132)    (175,642)
 ----------    ----------    ----------     --------    ------------   ----------   ----------

  1,998,260       266,987       931,879      138,136       2,500,797    2,653,126    2,272,880
    (31,798)       (9,397)       (7,020)          --        (441,582)    (478,731)    (256,031)
  3,693,012       902,199       627,449      661,537      11,019,013      807,014      762,530
   (851,347)      (68,474)     (258,151)     (43,761)    (13,314,199)    (872,472)    (644,203)
 ----------    ----------    ----------     --------    ------------   ----------   ----------
  4,808,127     1,091,315     1,294,157      755,912        (235,971)   2,108,937    2,135,176
 ----------    ----------    ----------     --------    ------------   ----------   ----------
  5,111,116     1,102,566       520,391      748,690        (247,941)   1,930,805    1,959,534
  1,102,566            --       748,690           --       8,844,547    6,913,742    4,954,208
 ----------    ----------    ----------     --------    ------------   ----------   ----------
 $6,213,682    $1,102,566    $1,269,081     $748,690    $  8,596,606   $8,844,547   $6,913,742
 ==========    ==========    ==========     ========    ============   ==========   ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                  Met Investors Fund
                                                                   -----------------------------------------------
                                                                    Met/AIM
                                                                    Mid Cap                   State Street Research
                                                                     Core        Met/AIM          Concentrated
                                                                    Equity   Small Cap Growth     International
                                                                   Portfolio    Portfolio           Portfolio
                                                                   --------- ---------------- ---------------------
                                                                    For the
                                                                    Period
                                                                    May 1,    For the Period     For the Period
                                                                    2002 to   May 1, 2002 to     May 1, 2002 to
                                                                   December    December 31,       December 31,
                                                                   31, 2002        2002               2002
                                                                   --------- ---------------- ---------------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income................................... $   (347)     $   (281)          $    (88)
   Net realized (losses) gains from security transactions.........   (1,242)         (593)              (843)
   Change in unrealized (depreciation) appreciation of
    investments...................................................   (6,351)       (4,322)            (2,920)
                                                                   --------      --------           --------
   Net (decrease) increase in net assets resulting from
    operations....................................................   (7,940)       (5,196)            (3,851)
                                                                   --------      --------           --------
 From capital transactions:
   Net premiums...................................................   70,763        30,362             59,332
   Redemptions....................................................     (929)         (129)              (178)
   Net portfolio transfers........................................  212,616        84,320            122,434
   Other net transfers............................................  (21,530)        6,439            (27,767)
                                                                   --------      --------           --------
   Net increase (decrease) in net assets resulting from capital
    transactions..................................................  260,920       120,992            153,821
                                                                   --------      --------           --------
NET CHANGE IN NET ASSETS..........................................  252,980       115,796            149,970
NET ASSETS--BEGINNING OF PERIOD...................................       --            --                 --
                                                                   --------      --------           --------
NET ASSETS--END OF PERIOD......................................... $252,980      $115,796           $149,970
                                                                   ========      ========           ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

1.  BUSINESS

   Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-six sub-accounts that support various variable universal life insurance contracts (Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("UL 2001"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR")).

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Janus Aspen Series Funds ("Janus Fund"), the Invesco Variable Investment Funds, Inc. ("Invesco Fund"), the Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund"), the New England Zenith Series Funds, Inc. ("Zenith Fund"), the Alliance Variable Product Series Funds ("Alliance Fund"), the Fidelity Variable Insurance Products Funds ("Fidelity Fund"), American Series Funds ("American Fund"), and the MetLife Investors Trust Funds ("Met Investors Fund"), collectively, (the "Funds"). For convenience, the portfolios, series or funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.
            Metropolitan Fund:
              State Street Research Investment Trust Portfolio
              State Street Research Diversified Portfolio
              State Street Research Aggressive Growth Portfolio
              MetLife Stock Index Portfolio
              Putnam International Stock Portfolio
              Janus Mid Cap Portfolio
              T. Rowe Price Small Cap Growth Portfolio
              Scudder Global Equity Portfolio
              Harris Oakmark Large Cap Value Portfolio
              Neuberger Berman Partners Mid Cap Value Portfolio
              T. Rowe Price Large Cap Growth Portfolio
              Lehman Brothers Aggregate Bond Index Portfolio
              Morgan Stanley EAFE Index Portfolio
              Russell 2000 Index Portfolio
              Putnam Large Cap Growth Portfolio
              State Street Research Aurora Portfolio
              MetLife Mid Cap Stock Index Portfolio
              Janus Growth Portfolio (b)
              Franklin Templeton Small Cap Growth Portfolio (b)
              State Street Research Large Cap Value Portfolio (c)

            Janus Fund:
              Janus Aspen Growth Portfolio

            Invesco Fund:
              Invesco VIF High Yield Portfolio
              Invesco VIF Equity Income Portfolio
              Invesco VIF Real Estate Opportunity Portfolio

            Franklin Fund:
              Franklin Templeton International Stock Portfolio
              Franklin Templeton Valuemark Small Cap Portfolio (a)

            Zenith Fund:
              Davis Venture Value Portfolio
              Loomis Sayles Small Cap Portfolio
       Zenith Fund: (continued)
         Alger Equity Growth Portfolio (a)
         MFS Investors Trust Portfolio (a)
         MFS Research Managers Portfolio (a)
         State Street Research Bond Income Portfolio
         FI Structured Equity Portfolio (a)
         Harris Oakmark Focused Value Portfolio (b)
         Salomon Brothers Strategic Bond Opportunities Portfolio (b) Salomon Brothers U.S. Government Portfolio (b)
         State Street Research Money Market Portfolio
         FI Mid Cap Opportunities Portfolio (c)

       Alliance Fund:
         Alliance Growth & Income Portfolio
         Alliance Premier Growth Portfolio (a)
         Alliance Technology Portfolio (a)

       Fidelity Fund:
         Fidelity VIP Contrafund Portfolio (a)
         Fidelity VIP Asset Manager Growth Portfolio (a)
         Fidelity VIP Growth Portfolio (a)

       American Fund:
         American Funds Growth Portfolio (b)
         American Funds Growth-Income Portfolio (b)
         American Funds Global Small Cap Portfolio (b)

       Met Investors Fund:
         JPM Enhanced Index Portfolio (a)
         MFS Mid Cap Growth Portfolio (b)
         MFS Research International Portfolio (b)
         PIMCO Total Return Portfolio (b)
         PIMCO Innovation Portfolio (b)
         Lord Abbett Bond Debenture Portfolio
         Met/AIM Mid Cap Core Equity Portfolio (c)
         Met/AIM Small Cap Growth Portfolio (c)
         State Street Research Concentrated International Portfolio (c)

   (a) On January 1, 2001, operations commenced for eleven new sub-accounts added to the Separate Account on that date: Franklin Templeton Valuemark Small Cap Portfolio, Alger Equity Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, FI Structured Equity Portfolio, Alliance Premier Growth Portfolio, Alliance Technology Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Asset Manager Growth Portfolio, Fidelity VIP Growth Portfolio, and JPM Enhanced Index Portfolio.

   (b) On May 1, 2001, operations commenced for twelve new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Cap Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, and PIMCO Innovation Portfolio.

   (c) On May 1, 2002, operations commenced for five new sub-accounts added to the Separate Account on that date: State Street Research Large Cap Value Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, and State Street Research Concentrated International Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL contracts, 0.90% for UL II & UL 2001 contracts, 0.60% for MetFlex contracts, 0.75% for VAI and VABR contracts less than $250K and 0.50% for VAI and VABR contracts $250K and greater.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                              Purchases  Sales
                                                              --------- --------
                                                                (In Thousands)
Metropolitan Fund:
  State Street Research Investment Trust Portfolio........... $ 32,829  $ 15,670
  State Street Research Diversified Portfolio................   26,136    10,410
  State Street Research Aggressive Growth Portfolio..........   16,339     6,652
  MetLife Stock Index Portfolio..............................   87,889    21,171
  Putnam International Stock Portfolio.......................    7,707     5,948
  Janus Mid Cap Portfolio....................................   37,929     4,514
  T. Rowe Price Small Cap Growth Portfolio...................    9,717     1,779
  Scudder Global Equity Portfolio............................    4,871     1,590
  Harris Oakmark Large Cap Value Portfolio...................   15,367     2,991
  Neuberger Berman Partners Mid Cap Value Portfolio..........    7,400     1,451
  T. Rowe Price Large Cap Growth Portfolio...................    7,831     1,174
  Lehman Brothers Aggregate Bond Index Portfolio.............   20,492     7,029
  Morgan Stanley EAFE Index Portfolio........................    7,939     3,223
  Russell 2000 Index Portfolio...............................    8,157     1,082
  Putnam Large Cap Growth Portfolio..........................    3,172       380
  State Street Research Aurora Portfolio.....................   18,753     2,817
  MetLife Mid Cap Stock Index Portfolio......................    8,936       275
  Janus Growth Portfolio.....................................    1,927       342
  Franklin Templeton Small Cap Growth Portfolio..............    1,353       236
  State Street Research Large Cap Value Portfolio............      210        15
Janus Fund:
  Janus Aspen Growth Portfolio...............................      930       218
Invesco Fund:
  Invesco VIF High Yield Portfolio...........................      353       112
  Invesco VIF Equity Income Portfolio........................      190       159
  Invesco VIF Real Estate Opportunity Portfolio..............      797       722
Franklin Fund:
  Franklin Templeton International Stock Portfolio...........    1,870       512
  Franklin Templeton Valuemark Small Cap Portfolio...........    1,139       207
Zenith Fund:
  Davis Venture Value Portfolio..............................    8,847       634
  Loomis Sayles Small Cap Portfolio..........................    1,328       322
  Alger Equity Growth Portfolio..............................    4,181       203
  MFS Investors Trust Portfolio..............................    1,196       920
  MFS Research Managers Portfolio............................      674       555
  State Street Research Bond Income Portfolio................  107,330    95,684
  FI Structured Equity Portfolio.............................      119        37
  Harris Oakmark Focused Value Portfolio.....................    9,880       248
  Salomon Brothers Strategic Bond Opportunities Portfolio....    1,928       279
  Salomon Brothers U.S. Government Portfolio.................    4,209       784
  State Street Research Money Market Portfolio...............   73,813    75,754
  FI Mid Cap Opportunities Portfolio.........................      188        22
Alliance Fund:
  Alliance Growth & Income Portfolio.........................      770        80
  Alliance Premier Growth Portfolio..........................       31        64
  Alliance Technology Portfolio..............................       16         1
Fidelity Fund:
  Fidelity VIP Contrafund Portfolio..........................      472       217
  Fidelity VIP Asset Manager Growth Portfolio................      125        63
  Fidelity VIP Growth Portfolio..............................      112        16
American Fund:
  American Funds Growth Portfolio............................    8,863       234
  American Funds Growth-Income Portfolio.....................    7,522       368
  American Funds Global Small Cap Portfolio..................    2,219       445
Met Investors Fund:
  JPM Enhanced Index Portfolio...............................        8         3
  MFS Mid Cap Growth Portfolio...............................    1,567        83
  MFS Research International Portfolio.......................    1,710     1,026
  PIMCO Total Return Portfolio...............................    5,986     1,202
  PIMCO Innovation Portfolio.................................    1,519       242
  Lord Abbett Bond Debenture Portfolio.......................   12,824    12,140
  Met/AIM Mid Cap Core Equity Portfolio......................      267         7
  Met/AIM Small Cap Growth Portfolio.........................      124         3
  State Street Research Concentrated International Portfolio.      160         6
                                                              --------  --------
  Total...................................................... $588,221  $282,321
                                                              ========  ========

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                  Metropolitan Fund
                                 ---------------------------------------------------
                                                               State Street
                                   State Street   State Street   Research    MetLife
                                     Research       Research    Aggressive    Stock
                                 Investment Trust Diversified     Growth      Index
                                    Portfolio      Portfolio    Portfolio   Portfolio
                                 ---------------- ------------ ------------ ---------
(In Thousands)
Outstanding at December 31, 2001      13,264         11,138       10,503     17,015
Activity during 2002:
  Issued........................       5,072          3,678        3,343      9,909
  Redeemed......................      (3,276)        (2,548)      (2,399)    (4,784)
                                      ------         ------       ------     ------
Outstanding at December 31, 2002      15,060         12,268       11,447     22,140
                                      ======         ======       ======     ======

Outstanding at December 31, 2000      11,054          9,234        9,254     11,689
Activity during 2001:
  Issued........................       2,828          2,200        1,392      6,525
  Redeemed......................        (618)          (296)        (143)    (1,199)
                                      ------         ------       ------     ------
Outstanding at December 31, 2001      13,264         11,138       10,503     17,015
                                      ======         ======       ======     ======

                                                Metropolitan Fund
----------------------------------------------------------------------------------------------------------------

   Putnam               T. Rowe Price                   Harris         Neuberger    T. Rowe Price Lehman Brothers
International   Janus     Small Cap      Scudder        Oakmark     Berman Partners   Large Cap      Aggregate
    Stock      Mid Cap     Growth     Global Equity Large Cap Value  Mid Cap Value     Growth       Bond Index
  Portfolio   Portfolio   Portfolio     Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
------------- --------- ------------- ------------- --------------- --------------- ------------- ---------------
    3,106       8,481       3,509         2,000          1,242           1,076          2,124          3,153
    1,176       5,867       1,561           687          1,697             906          1,289          1,774
     (986)     (2,827)       (809)         (709)          (593)           (415)          (560)          (780)
   ------      ------       -----         -----          -----           -----          -----          -----
    3,296      11,521       4,261         1,978          2,346           1,567          2,853          4,147
   ======      ======       =====         =====          =====           =====          =====          =====

    2,709       5,367       2,995         1,848            220             456            632          1,730
    1,578       3,701         864           209          1,076             790          2,004          2,267
   (1,181)       (587)       (350)          (57)           (54)           (170)          (512)          (844)
   ------      ------       -----         -----          -----           -----          -----          -----
    3,106       8,481       3,509         2,000          1,242           1,076          2,124          3,153
   ======      ======       =====         =====          =====           =====          =====          =====

                                                  Metropolitan Fund
                                 --------------------------------------------------
                                 Morgan Stanley                         State Street
                                      EAFE       Russell   Putman Large   Research
                                     Index      2000 Index  Cap Growth     Aurora
                                   Portfolio    Portfolio   Portfolio    Portfolio
                                 -------------- ---------- ------------ ------------
(In Thousands)
Outstanding at December 31, 2001      1,352         920         792        1,317
Activity during 2002:
  Issued........................      1,485       1,015       1,075        1,944
  Redeemed......................       (793)       (321)       (404)        (662)
                                     ------       -----       -----        -----
Outstanding at December 31, 2002      2,044       1,614       1,463        2,599
                                     ======       =====       =====        =====

Outstanding at December 31, 2000        544         512         131          164
Activity during 2001:
  Issued........................      1,865       1,181         704        1,201
  Redeemed......................     (1,057)       (773)        (43)         (48)
                                     ------       -----       -----        -----
Outstanding at December 31, 2001      1,352         920         792        1,317
                                     ======       =====       =====        =====

                  Metropolitan Fund                    Janus Fund             Invesco Funds
-----------------------------------------------------  ---------- -------------------------------------
Metlife Mid               Franklin      State Street     Janus     Invesco   Invesco VIF     Invesco
 Cap Stock    Janus      Templeton        Research       Aspen       VIF       Equity    VIF Real Estate
   Index     Growth   Small Cap Growth Large Cap Value   Growth   High Yield   Income      Opportunity
 Portfolio  Portfolio    Portfolio        Portfolio    Portfolio  Portfolio   Portfolio     Portfolio
----------- --------- ---------------- --------------- ---------- ---------- ----------- ---------------
     867       122           52              --            236        37         12              7

   1,231       409          215              27            149        38          5             61
    (336)     (150)         (69)             (4)           (31)      (10)        (2)           (54)
   -----      ----          ---              --           ----       ---         --            ---
   1,762       381          198              23            354        65         15             14
   =====      ====          ===              ==           ====       ===         ==            ===

     210        --           --              --            473         1          2             10

     693       148           54              --             84        45         12              1
     (36)      (26)          (2)             --           (321)       (9)        (2)            (4)
   -----      ----          ---              --           ----       ---         --            ---
     867       122           52              --            236        37         12              7
   =====      ====          ===              ==           ====       ===         ==            ===

                                             Franklin Fund                     Zenith Fund
                                 ------------------------------------  --------------------------
                                 Franklin Templeton Franklin Templeton
                                   International        Valuemark      Davis Venture Loomis Sayles
                                       Stock            Small Cap          Value       Small Cap
                                     Portfolio          Portfolio        Portfolio     Portfolio
                                 ------------------ ------------------ ------------- -------------
(In Thousands)
Outstanding at December 31, 2001        189                 16              297           11
Activity during 2002:
  Issued........................        183                183              754           12
  Redeemed......................        (28)               (36)            (150)          (5)
                                        ---                ---             ----           --
Outstanding at December 31, 2002        344                163              901           18
                                        ===                ===             ====           ==

Outstanding at December 31, 2000         99                 --               39            2
Activity during 2001:
  Issued........................        118                 17              267           10
  Redeemed......................        (28)                (1)              (9)          (1)
                                        ---                ---             ----           --
Outstanding at December 31, 2001        189                 16              297           11
                                        ===                ===             ====           ==

                                                  Zenith Fund
---------------------------------------------------------------------------------------------------------------
                                 MFS    State Street     FI     Harris Oakmark Salomon Brothers
    Alger           MFS       Research    Research   Structured    Focused      Strategic Bond  Salomon Brothers
Equity Growth Investors Trust Managers  Bond Income    Equity       Value       Opportunities   U.S. Government
  Portfolio      Portfolio    Portfolio  Portfolio   Portfolio    Portfolio       Portfolio        Portfolio
------------- --------------- --------- ------------ ---------- -------------- ---------------- ----------------
       6             43           13       4,202          3           23              41                71

     624            110           73       2,094         15           72             195               393
     (41)           (49)         (39)       (732)        (6)         (19)            (59)             (124)
     ---            ---          ---       -----         --          ---             ---              ----
     589            104           47       5,564         12           76             177               340
     ===            ===          ===       =====         ==          ===             ===              ====

      --             --           --       3,980         --           --              --                --

       6             47           83       1,197          3           24              42                99
      --             (4)         (70)       (975)        --           (1)             (1)              (28)
     ---            ---          ---       -----         --          ---             ---              ----
       6             43           13       4,202          3           23              41                71
     ===            ===          ===       =====         ==          ===             ===              ====

                                        Zenith Fund                    Alliance Fund
                                 -------------------------  ----------------------------------
                                 State Street      FI       Alliance
                                   Research      Mid Cap    Growth &     Alliance     Alliance
                                 Money Market Opportunities  Income   Premier Growth Technology
                                  Portfolio     Portfolio   Portfolio   Portfolio    Portfolio
                                 ------------ ------------- --------- -------------- ----------
(In Thousands)
Outstanding at December 31, 2001     2,156         --           65          14            2
Activity during 2002:
  Issued........................     1,770         22           95           5            4
  Redeemed......................    (1,945)        (1)         (10)        (10)          --
                                    ------         --          ---         ---          ---
Outstanding at December 31, 2002     1,981         21          150           9            6
                                    ======         ==          ===         ===          ===

Outstanding at December 31, 2000     1,479         --            6          --           --
Activity during 2001:
  Issued........................     2,983         --           60          14           26
  Redeemed......................    (2,306)        --           (1)         --          (24)
                                    ------         --          ---         ---          ---
Outstanding at December 31, 2001     2,156         --           65          14            2
                                    ======         ==          ===         ===          ===

             Fidelity Fund                           American Fund               Met Investors Fund
--------------------------------------  ---------------------------------------  ------------------
             Fidelity VIP                                             American      JPM       MFS
Fidelity VIP Asset Manager Fidelity VIP   American   American Funds Funds Global Enhanced   Mid Cap
 Contrafund     Growth        Growth    Funds Growth Growth-Income   Small Cap     Index    Growth
 Portfolio     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio   Portfolio Portfolio
------------ ------------- ------------ ------------ -------------- ------------ --------- ---------
      3           13            13           53            68            49          1         68

     33           15            18          217           287           226          1        328
     (1)          (8)           (3)         (49)          (68)          (72)        (1)      (102)
     --           --            --          ---           ---           ---         --       ----
     35           20            28          221           287           203          1        294
     ==           ==            ==          ===           ===           ===         ==       ====

     --           --            --           --            --            --         --         --

      3           14            17           67            76            55          1         71
     --           (1)           (4)         (14)           (8)           (6)        --         (3)
     --           --            --          ---           ---           ---         --       ----
      3           13            13           53            68            49          1         68
     ==           ==            ==          ===           ===           ===         ==       ====

                                                Met Investors Fund
                                 ------------------------------------------------

                                      MFS                              Lord Abbett
                                   Research       PIMCO       PIMCO       Bond
                                 International Total Return Innovation  Debenture
                                   Portfolio    Portfolio   Portfolio   Portfolio
                                 ------------- ------------ ---------- -----------
(In Thousands)
Outstanding at December 31, 2001       28           103         121        774
Activity during 2002:
  Issued........................      239           623         437        178
  Redeemed......................     (172)         (192)       (142)      (204)
                                     ----          ----        ----       ----
Outstanding at December 31, 2002       95           534         416        748
                                     ====          ====        ====       ====

Outstanding at December 31, 2000       --            --          --        601
Activity during 2001:
  Issued........................      113           123         128        246
  Redeemed......................      (85)          (20)         (7)       (73)
                                     ----          ----        ----       ----
Outstanding at December 31, 2001       28           103         121        774
                                     ====          ====        ====       ====

        Met Investors Fund
----------------------------------
                      State Street
  Met/AIM    Met/AIM    Research
  Mid Cap   Small Cap Concentrated
Core Equity  Growth   International
 Portfolio  Portfolio   Portfolio
----------- --------- -------------
    --         --          --

    33         17          22
    (3)        (2)         (4)
    --         --          --
    30         15          18
    ==         ==          ==

    --         --          --

    --         --          --
    --         --          --
    --         --          --
    --         --          --
    ==         ==          ==

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                          Metropolitan Fund
                                                  ------------------------------------------------------------------
                                                                                      State Street
                                                    State Street     State Street       Research
                                                      Research         Research        Aggressive        MetLife
                                                  Investment Trust   Diversified         Growth        Stock Index
                                                     Portfolio        Portfolio        Portfolio        Portfolio
                                                  ---------------- ---------------- ---------------- ---------------
2002
Units (In Thousands).............................           15,060           12,268           11,447          22,140
Unit Value (1)...................................  $8.11 to $25.66  $9.78 to $25.64  $8.32 to $12.09 $7.48 to $23.03
Net Assets (In Thousands)........................         $276,980         $238,020         $130,816        $326,228
Investment Income Ratio to Average Net Assets (2)            0.54%            2.27%            0.00%           1.61%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
Total Return (4).................................     -27% to -26%     -15% to -14%             -29%    -23% to -22%
2001
Units (In Thousands).............................           13,264           11,138           10,503          17,015
Unit Value (1)................................... $10.98 to $35.04 $11.35 to $30.04 $11.67 to $17.12 $9.62 to $29.91
Net Assets (In Thousands)........................         $356,701         $265,724         $171,692        $346,931
Investment Income Ratio to Average Net Assets (2)           13.53%            9.67%           24.84%           1.17%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
Total Return (4).................................     -18% to -17%       -7% to -6%             -24%    -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                         Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------

    Putnam                       T. Rowe Price                        Harris          Neuberger      T. Rowe Price
 International       Janus         Small Cap         Scudder       Oakmark Large   Berman Partners     Large Cap
     Stock          Mid Cap         Growth        Global Equity      Cap Value      Mid Cap Value       Growth
   Portfolio       Portfolio       Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ---------------
          3,296          11,521            4,261            1,978            2,346            1,567           2,853
$7.78 to $10.91 $4.22 to $12.07  $9.05 to $10.04  $9.90 to $11.03  $9.23 to $11.71 $10.24 to $14.13  $6.35 to $9.27
        $32,966        $119,020          $39,880          $20,476          $23,073          $18,286         $22,095
          0.89%           0.00%            0.00%            1.68%            3.31%            0.31%           0.26%
 0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
   -18% to -17%    -30% to -29%             -27%     -17% to -16%     -15% to -14%             -10%    -24% to -23%
          3,106           8,481            3,509            2,000            1,242            1,076           2,124
$9.47 to $13.35 $5.95 to $17.08 $12.46 to $13.76 $11.79 to $12.88 $10.80 to $13.76 $11.44 to $15.63 $8.35 to $12.08
        $38,281        $125,185          $44,660          $21,106          $14,336          $14,115         $21,111
          3.67%           0.00%            8.16%           11.32%            0.15%            1.94%           0.06%
 0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%  0.60% to 0.90%
   -21% to -20%    -37% to -33%       -10% to 2%     -16% to -15%       17% to 20%        -3% to 0%     -11% to -6%


Lehman Brothers
Aggregate Bond
     Index
   Portfolio
----------------

           4,147
$12.43 to $13.19
         $54,046
           2.81%
  0.45% to 0.90%
       9% to 10%
           3,153
$11.38 to $11.97
         $37,322
           1.29%
  0.45% to 0.90%
              7%

                                                                        Metropolitan Fund
                                                  --------------------------------------------------------------

                                                                                                  State Street
                                                  Morgan Stanley  Russell 2000    Putman Large      Research
                                                    EAFE Index       Index         Cap Growth        Aurora
                                                    Portfolio      Portfolio       Portfolio       Portfolio
                                                  -------------- --------------- -------------- ----------------
2002
Units (In Thousands).............................          2,044           1,614          1,463            2,599
Unit Value (1)................................... $5.76 to $7.53  $7.43 to $9.99 $3.51 to $3.79 $10.30 to $11.25
Net Assets (In Thousands)........................        $13,496         $14,829         $5,253          $29,061
Investment Income Ratio to Average Net Assets (2)          0.49%           0.59%          0.00%            0.52%
Expenses as a Percent of Average Net Assets (3).. 0.45% to 0.90%  0.45% to 0.90% 0.50% to 0.90%   0.50% to 0.90%
Total Return (4).................................           -17%    -21% to -20%   -30% to -29%     -22% to -21%
2001
Units (In Thousands).............................          1,352             920            792            1,317
Unit Value (1)................................... $6.97 to $9.04 $9.42 to $12.56 $4.98 to $5.04 $13.09 to $14.29
Net Assets (In Thousands)........................        $10,800         $10,625         $4,001          $20,005
Investment Income Ratio to Average Net Assets (2)          0.31%           0.26%          0.00%            0.38%
Expenses as a Percent of Average Net Assets (3).. 0.45% to 0.90%  0.45% to 0.90% 0.60% to 0.90%   0.60% to 0.90%
Total Return (4).................................   -22% to -21%        0% to 6%   -46% to -31%       16% to 19%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      Metropolitan Fund                       Janus Fund           Invesco Fund
------------------------------------------------------------- ---------- --------------------------------
                                 Franklin
  Metlife Mid                    Templeton     State Street     Janus     Invesco   Invesco   Invesco VIF
   Cap Stock        Janus        Small Cap       Research       Aspen    VIF High  VIF Equity Real Estate
     Index         Growth         Growth      Large Cap Value   Growth     Yield     Income   Opportunity
   Portfolio      Portfolio      Portfolio       Portfolio    Portfolio  Portfolio Portfolio   Portfolio
--------------- -------------- -------------- --------------- ---------- --------- ---------- -----------
          1,762            381            198             23       354        65        15          14
 $8.18 to $8.98 $5.35 to $5.43 $6.31 to $6.41 $7.96 to $8.00     $6.10     $7.37     $7.94      $12.82
        $15,568         $2,045         $1,266           $189    $2,163      $476      $125        $179
          0.35%          0.00%          0.00%          0.92%     0.03%    13.27%     1.74%       1.40%
 0.50% to 0.90%          0.90%          0.90%          0.90%     0.60%     0.60%     0.60%       0.60%
   -16% to -15%           -31%           -28%           -20%      -27%       -1%      -19%         -6%
            867            122             52             --       236        37        12           7
$9.62 to $10.56 $7.73 to $7.82 $8.83 to $8.88            $--     $8.30     $7.46     $9.81      $12.05
         $9,019           $953           $457            $--    $1,959      $274      $122         $89
          0.43%          0.00%          0.00%             --     6.04%    20.89%     2.61%       1.16%
 0.60% to 0.90%          0.90%          0.60%             --     0.60%     0.60%     0.60%       0.60%
      -1% to 3%   -23% to -22%   -12% to -11%             --      -19%      -15%       -7%          1%

                                                       Franklin Fund                Zenith Fund
                                                  ----------------------- --------------------------------
                                                    Franklin    Franklin
                                                    Templeton   Templeton                      Loomis
                                                  International Valuemark      Davis        Sayles Small
                                                      Stock     Small Cap  Venture Value     Cap Series
                                                    Portfolio   Portfolio    Portfolio       Portfolio
                                                  ------------- --------- --------------- ----------------
2002
Units (In Thousands).............................       344         163               901               18
Unit Value (1)...................................     $7.57       $4.93   $7.48 to $21.70 $6.80 to $150.51
Net Assets (In Thousands)........................    $2,612        $801           $13,430           $2,408
Investment Income Ratio to Average Net Assets (2)     2.03%       0.51%             0.88%            0.11%
Expenses as a Percent of Average Net Assets (3)..     0.60%       0.60%    0.50% to 0.90%   0.50% to 0.90%
Total Return (4).................................      -18%        -29%      -17% to -16%             -22%
2001
Units (In Thousands).............................       189          16               297               11
Unit Value (1)...................................     $9.27       $6.91   $8.94 to $25.95 $8.66 to $191.87
Net Assets (In Thousands)........................    $1,767        $103            $7,498           $1,926
Investment Income Ratio to Average Net Assets (2)    14.19%       0.05%             4.47%            7.28%
Expenses as a Percent of Average Net Assets (3)..     0.60%       0.60%    0.60% to 0.90%   0.60% to 0.90%
Total Return (4).................................      -16%         -9%       -11% to -9%       -9% to -4%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                           Zenith Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Salomon
                                   MFS         State Street         FI                              Brothers         Salomon
    Alger           MFS         Research         Research       Structured     Harris Oakmark    Strategic Bond     Brothers
Equity Growth Investors Trust   Managers       Bond Income        Equity       Focused Value     Opportunities   U.S. Government
  Portfolio      Portfolio      Portfolio       Portfolio       Portfolio        Portfolio         Portfolio        Portfolio
------------- --------------- -------------- ---------------- -------------- ------------------ ---------------- ----------------
      589                104              47            5,564             12                 76              177              340
    $5.06     $6.54 to $6.84  $5.29 to $6.86 $12.18 to $25.85 $6.59 to $8.32 $167.13 to $169.65 $12.12 to $12.30 $12.72 to $12.91
   $2,983               $694            $314          $93,158            $93            $12,879           $2,174           $4,365
    0.00%              0.72%           0.30%            5.72%          0.89%              0.18%            6.33%            3.47%
    0.60%     0.60% to 0.90%  0.60% to 0.90%   0.60% to 0.90% 0.60% to 0.90%              0.90%            0.90%            0.90%
     -33%       -21% to -20%    -25% to -24%         7% to 8%   -19% to -17%        -10% to -9%        9% to 10%         7% to 8%
        6                 43              13            4,202              3                 23               41               71
    $7.57     $8.19 to $8.57  $6.97 to $9.04 $11.23 to $24.08          $8.19 $184.98 to $186.09 $11.15 to $11.22 $11.89 to $11.96
      $45               $322            $151          $79,483            $25             $4,215             $465             $849
    0.00%              0.00%           0.25%   5.64% to 7.28%          0.00%              0.00%            0.00%            0.00%
    0.60%     0.60% to 0.90%  0.60% to 0.90%   0.45% to 0.90%          0.60%              0.90%            0.90%            0.90%
     -16%        -14% to -3%    -17% to -14%         7% to 8%           -11%         12% to 13%         3% to 4%               4%

                                                            Zenith Fund                      Alliance Fund
                                                  ------------------------------- -----------------------------------

                                                    State Street        FI        Alliance
                                                      Research        Mid Cap     Growth &     Alliance     Alliance
                                                    Money Market   Opportunities   Income   Premier Growth Technology
                                                     Portfolio       Portfolio    Portfolio   Portfolio    Portfolio
                                                  ---------------- -------------- --------- -------------- ----------
2002
Units (In Thousands).............................            1,981             21     150           9            6
Unit Value (1)................................... $13.09 to $15.93 $8.14 to $8.19   $7.92       $4.94        $3.16
Net Assets (In Thousands)........................          $30,811           $168  $1,191         $42          $18
Investment Income Ratio to Average Net Assets (2)            1.57%          0.00%   3.31%       0.00%        5.08%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%          0.90%   0.60%       0.60%        0.60%
Total Return (4).................................         0% to 1%   -19% to -18%    -22%        -31%         -42%
2001
Units (In Thousands).............................            2,156             --      65          14            2
Unit Value (1)................................... $14.88 to $15.85           $ --  $10.19       $7.15        $5.43
Net Assets (In Thousands)........................          $32,726           $ --    $656         $98          $13
Investment Income Ratio to Average Net Assets (2)            4.18%             --   0.91%       0.00%        6.23%
Expenses as a Percent of Average Net Assets (3)..   0.60% to 0.90%             --   0.60%       0.60%        0.60%
Total Return (4).................................         3% to 4%             --      2%        -14%         -35%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

        Fidelity Fund                            American Fund                       Met Investors Fund
------------------------------ -------------------------------------------------- ------------------------
           Fidelity
              VIP                                                   American
 Fidelity    Asset   Fidelity     American         American           Funds          JPM         MFS
   VIP      Manager     VIP         Funds            Funds           Global       Enhanced     Mid Cap
Contrafund  Growth    Growth       Growth        Growth-Income      Small Cap       Index      Growth
Portfolio  Portfolio Portfolio    Portfolio        Portfolio        Portfolio     Portfolio   Portfolio
---------- --------- --------- ---------------- ---------------- ---------------- --------- --------------

     35         20        28                221              287              203       1              294
  $7.16      $6.50     $4.72   $44.64 to $45.32 $28.98 to $29.42 $ 9.90 to $10.05   $6.09   $4.62 to $4.69
   $249       $131      $134             $9,992           $8,408           $2,033      $8           $1,373
  0.14%      3.23%     0.12%              0.05%            1.74%            0.81%   1.78%            0.82%
  0.60%      0.60%     0.60%              0.90%            0.90%            0.90%   0.60%            0.90%
   -10%       -18%      -30%       -25% to -24%     -19% to -18%     -20% to -19%    -25%             -44%

      3         13        13                 53               68               49       1               68
  $7.96      $7.89     $6.77   $59.63 to $59.99 $35.81 to $36.03 $12.34 to $12.41   $8.12   $8.32 to $8.37
    $24        $95       $87             $3,176           $2,453             $619      $5             $564
  0.00%      0.00%     0.00%              4.25%            0.82%            1.15%   0.00%            0.00%
  0.60%      0.60%     0.60%              0.90%            0.90%            0.90%   0.60%            0.90%
   -12%       -10%      -20%       -15% to -14%              -3%       -9% to -8%     -9%     -16% to -15%

                                                                        Met Investors Fund
                                                  ---------------------------------------------------------------
                                                       MFS                                         Lord Abbett
                                                    Research       PIMCO Total        PIMCO           Bond
                                                  International      Return         Innovation      Debenture
                                                    Portfolio       Portfolio       Portfolio       Portfolio
                                                  -------------- ---------------- -------------- ----------------
2002
Units (In Thousands).............................             95              534            416              748
Unit Value (1)................................... $7.41 to $7.52 $11.55 to $11.72 $3.01 to $3.06 $10.87 to $12.51
Net Assets (In Thousands)........................           $714           $6,214         $1,269           $8,597
Investment Income Ratio to Average Net Assets (2)          0.25%            0.00%          0.00%           11.43%
Expenses as a Percent of Average Net Assets (3)..          0.90%            0.90%          0.90%   0.45% to 0.90%
Total Return (4).................................           -12%        9% to 10%           -51%         0% to 1%
2001
Units (In Thousands).............................             28              103            121              774
Unit Value (1)................................... $8.44 to $8.50 $10.64 to $10.70 $6.15 to $6.19 $10.83 to $12.35
Net Assets (In Thousands)........................           $238           $1,103           $749           $8,845
Investment Income Ratio to Average Net Assets (2)          0.07%            2.37%          0.00%           11.73%
Expenses as a Percent of Average Net Assets (3)..          0.90%            0.90%          0.90%   0.45% to 0.90%
Total Return (4).................................   -13% to -12%               6%           -25%       -2% to -1%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                 Met Investors Fund
-----------------------------------------------------
   Met/AIM        Met/AIM
   Mid Cap       Small Cap         State Street
 Core Equity      Growth       Research Concentrated
  Portfolio      Portfolio    International Portfolio
-------------- -------------- -----------------------

            30             15                 18
$8.53 to $8.58 $7.59 to $7.63     $8.37 to $8.42
          $253           $116               $150
         0.00%          0.00%              0.00%
         0.90%          0.90%              0.90%
  -15% to -14%           -24%               -16%

            --             --                 --
          $ --           $ --               $ --
          $ --           $ --               $ --
            --             --                 --
            --             --                 --
            --             --                 --

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)



7.  CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS

   Effective July 1, 2001, State Street Research became the sub-investment manager of the State Street Research Bond Income Portfolio (formerly Back Bay Advisers Bond Income Portfolio) of the New England Zenith Series Fund. Effective May 1, 2001, State Street Research Growth Portfolio changed its name to State Street Research Investment Trust Portfolio. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

                                  PROSPECTUS
                                      FOR

                     UL II, A FLEXIBLE PREMIUM MULTIFUNDED
                       LIFE INSURANCE POLICY ("POLICY")
           ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY ("METLIFE")
                                  MAY 1, 2003

This prospectus provides you with important information about MetLife's UL II Policies. However, this prospectus is not the Policy. The Policy, rather, is a separate written agreement that MetLife issues to you.

You allocate net premium payments to and transfer cash value among a fixed interest account and 42 different investment divisions of Metropolitan Life Separate Account UL ("Separate Account"). Each investment division (sometimes also referred to in this prospectus as a "variable investment option"), in turn, invests solely in one of 42 corresponding "Portfolios":




                  METROPOLITAN SERIES FUND, INC. PORTFOLIOS:
             Davis Venture Value*       Neuberger Berman Partners
             FI Mid Cap Opportunities*   Mid Cap Value
             FI Structured Equity*      Putnam International Stock
             Franklin Templeton Small   Russell 2000(R) Index
              Cap Growth                Salomon Brothers
             Harris Oakmark Focused      Strategic Bond
              Value*                     Opportunities*
             Harris Oakmark Large Cap   Salomon Brothers U.S.
              Value                      Government*
             Janus Mid Cap              Scudder Global Equity
             Lehman Brothers(R)         State Street Research
              Aggregate Bond Index       Aggressive Growth
             Loomis Sayles Small Cap*   State Street Research
             Met/Putnam Voyager          Aurora
              (formerly, Putnam Large   State Street Research
              Cap Growth)                Bond Income*
             MetLife Mid Cap Stock      State Street Research
              Index                      Diversified
             MetLife Stock Index        State Street Research
             MFS Investors Trust*        Investment Trust
             MFS Research Managers*     State Street Research
             Morgan Stanley EAFE(R)      Large Cap Value
              Index                     State Street Research
                                         Money Market*
                                        T. Rowe Price Large Cap
                                         Growth
                                        T. Rowe Price Small Cap
                                         Growth

                    MET INVESTORS SERIES TRUST PORTFOLIOS:
             Harris Oakmark             Met/AIM Small Cap Growth
              International (formerly,  MFS Research International
              State Street Research     PIMCO Innovation
              Concentrated              PIMCO Total Return
              International)            T. Rowe Price Mid-Cap
             Janus Aggressive Growth**   Growth (formerly, MFS
             Lord Abbett Bond Debenture  Mid-Cap Growth)
             Met/AIM Mid Cap Core
              Equity

                AMERICAN FUNDS INSURANCE SERIES PORTFOLIOS***:
             American Funds Global      American Funds
              Small Capitalization       Growth-Income
             American Funds Growth

--------

* Prior to May 1, 2003, this Portfolio was a Series of the New England Zenith Fund. On that date, all Series of the New England Zenith Fund became newly organized Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Series Fund") The reorganization had no effect on the investment objectives, policies or advisory fees of the Series, nor was there any change in the Series' investment adviser or subadviser.


** On April 28, 2003, the Janus Growth Portfolio of the Metropolitan Series
   Fund was merged into the Janus Aggressive Growth Portfolio of the Met Investors Series Trust.


***The American Funds Insurance Series calls these "Funds", but this prospectus calls them "Portfolios."



Separate prospectuses for the Metropolitan Series Fund, the Met Investors Series Trust and the American Funds Insurance Series (each a "Fund") are attached to this prospectus. They describe in greater detail an investment in the Portfolios listed above. Before purchasing a Policy, read the information in this prospectus and in the prospectus for each Fund. Keep these prospectuses for future reference.


Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus. Your actual Policy and any endorsements are the controlling documents. You should read the Policy carefully for any variations in your state.

Neither the Securities and Exchange Commission ("SEC") nor any state securities authority has approved or disapproved these securities, nor have they determined if this Prospectus is accurate or complete.

Interests in the Separate Account, the Fixed Account and the Portfolios are not deposits or obligations of, or insured or guaranteed by, the U.S. Government, any bank or other depository institution including the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board or any other agency or entity or person. We do not authorize any representations about this offering other than as contained in this Prospectus or its supplements or in our authorized supplemental sales material.

                               TABLE OF CONTENTS


                                                                         PAGE IN
                                                                           THIS
SUBJECT                                                                 PROSPECTUS
-------                                                                 ----------
Summary of Benefits and Risks..........................................      3
   Benefits of a Policy................................................      3
   Risks of a Policy...................................................      4
   Risks of Investment in the Portfolios...............................      6
Fee Tables.............................................................      7
   Transaction Fees....................................................      7
   Periodic Charges Other Than Portfolio Operating Expenses............      8
   Charges for Optional Features.......................................      9
   Annual Portfolio Operating Expenses.................................      9
MetLife................................................................     13
Our Separate Account That Supports the Policies........................     13
The Portfolios.........................................................     13
   Management of Portfolios............................................     13
   The Portfolio Share Classes That We Offer...........................     16
   Purchase and Redemption of Portfolio Shares by Our Separate Account.     16
   Voting Rights That You Will Have....................................     17
The Fixed Return You Can Choose (Our Fixed Account)....................     17
Purchasing a Policy....................................................     18
Your Payment and Allocation of Premiums................................     19
Sending Communications and Payments To Us..............................     20
   Contacting Us.......................................................     20
   When Your Requests, Instructions and Notifications Become Effective.     21
   Third Party Requests................................................     21
Insurance Proceeds Payable If The Insured Dies.........................     21
   Death Benefit Options You Can Choose................................     22
   Alternate Death Benefit That Automatically Applies in Some Cases....     23
   The Specified Face Amount of Your Policy............................     23
Your Policy's Values...................................................     24
   Cash Value..........................................................     24
   Cash Surrender Value................................................     25
   The Amount We Pay at Your Policy's Final Date.......................     25
Surrenders and Partial Withdrawals From Your Policy....................     25
Transferring Cash Value Among Your Policy's Investment Options.........     26
   Automated Investment Strategies You Can Choose......................     26
   Transfers You Can Make by Telephone.................................     27
Borrowing From Your Policy.............................................     27
Policy Termination and Reinstatement...................................     29
Optional Benefits You Can Add by Rider.................................     29
Charges and Deductions You Pay.........................................     30
   Deductions From Premiums............................................     30
   Transfer Charge.....................................................     30
   Underwriting Charge.................................................     31
   Charges Included in the Monthly Deduction...........................     31
   Mortality and Expense Risk Charge...................................     32
   Surrender Charge....................................................     32
   Charges for Optional Benefits.......................................     34
   Charges and Expenses of the Separate Account and the Portfolio's....     34
Federal Tax Matters....................................................     34
Rights We Reserve......................................................     36
Other Policy Provisions................................................     37
Sales and Administration of the Policies...............................     38
Legal Proceedings......................................................     39
Restrictions on Financial Transactions.................................     39
Experts................................................................     39
Financial Statements...................................................     39
Glossary...............................................................     40

SUMMARY OF BENEFITS AND RISKS

This summary describes important Policy benefits and risks. The sections of this prospectus following this summary discuss the Policy in more detail. The Glossary at the end of this prospectus explains certain words and phrases used in this Prospectus.

BENEFITS OF A POLICY

Death Benefit. The Policies are designed to provide insurance protection. If a Policy is in force and upon receipt of satisfactory proof of the death of the insured, we will pay the insurance proceeds to the beneficiary of the Policy. The insurance proceeds generally equal the death benefit on the date of the insured's death plus any additional insurance provided by rider, less any outstanding Policy loan and accrued loan interest.

Choice of Death Benefit Options. Generally, you have a choice between two options. The Option A death benefit is an amount equal to the Policy's "specified face amount". The Option B death benefit is an amount equal to the specified face amount plus the Policy cash value at the insured's date of death. The specified face amount is the base amount of insurance coverage under a Policy. Subject to certain limits, you can change your death benefit option after the second Policy year. A change in death benefit options may have tax consequences.

Premium Flexibility. The Policy allows flexibility in making premium payments. You can make premium payments based on a schedule you choose in your application. You can make a payment that does not correspond to your schedule at any time. We can, however, limit or prohibit payments in some situations. There are certain minimum premium requirements to keep the Policy in force during the first two policy years. In addition, your Policy may be protected against terminating for no value in the third Policy year, regardless of its cash surrender value, if you pay the minimum required premium in the third Policy year.

Right to Examine the Policy. During the later of ten days following your receipt of the Policy (more in some states) or 45 days after you sign the completed application, you have the right to return the Policy to us. Depending on state law, we will refund the premiums you paid, the Policy's cash value or any other amount required by state insurance law.

Choice of Investment Options. You can allocate your net premiums and cash value among your choice of 42 different variable investment options. The variable investment options available under the Policy include several common stock funds, including funds that invest primarily in foreign securities, as well as bond funds and balanced funds. You may also allocate premiums and cash value to our Fixed Account, which provides guarantees of interest and principal. You may change your allocation of future premiums at any time.

Surrender and Partial Withdrawals. You may surrender your Policy for its cash surrender value at any time. In addition, subject to certain limits, you may withdraw part of your cash surrender value from your Policy. Your Policy's cash surrender value equals your cash value reduced by any outstanding Policy loans (plus accrued interest) and by any applicable surrender charge. A surrender or partial withdrawal may have tax consequences.

Transfers and Automated Investment Strategies. Subject to limitations, you may transfer your Policy's cash value among the investment divisions or between the investment divisions and the Fixed Account. You may also choose among four Automated Investment Strategies that allow you to transfer funds periodically from the Fixed Account to the investment divisions. You may make transfers at any time, but we reserve the right to limit the number and amount of transfers you may make in a Policy year.


Loans. Subject to certain limits, you may borrow against your Policy's cash value. The maximum loan amount you may take is the Policy's cash value net of the surrender charge less two monthly deductions, or, 75% of the cash surrender value (in most states), whichever is greater, less all other outstanding Policy loans. We charge you a maximum annual interest rate of 8% on your loan. However, we credit you with an annual return guaranteed to be not less than 4% (currently we credit 6%) on amounts that you borrow. Loans may have tax consequences.


Tax Advantages. If you meet certain requirements, you will pay income taxes on cash value you receive (through withdrawals or surrenders or at the Final Date of your Policy) only to the extent that the cumulative amounts you have received exceed the cumulative premiums you have paid. The death benefit may be subject to Federal and state estate taxes, but your beneficiary will generally not be subject to income tax on the death benefit.

Exchange Privilege. Within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested), you may transfer all of your cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account at no charge. The purpose of the exchange privilege is to provide you the option of fixed Policy values and benefits. In some states however, we implement this by permitting you to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

Rider Benefits. We offer several riders that provide supplemental benefits under the Policy, such as the Disability Waiver of Monthly Deductions which provides for the waiver of monthly charges upon proof of disability while the rider is in force. We generally deduct any monthly charges for these riders as part of the monthly deduction. Your sales representative can help you determine whether any of these riders are suitable for you. These riders may not be available in all states.


Personalized Illustrations. You will receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of termination, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


RISKS OF A POLICY

Investment Risk. MetLife does not guarantee the investment performance of the variable investment options, and you should consider your risk tolerance before selecting any of these options. You will be subject to the risk that investment performance will be unfavorable and that your cash value will decrease. In addition, we deduct Policy fees and charges from your Policy's cash value, which can significantly reduce your Policy's cash value. During times of poor investment performance, these deductions will have an even greater impact on your Policy's cash value. It is possible to lose your full investment, and your Policy could terminate without value, unless you pay additional premiums. If you allocate cash value to the Fixed Account, we credit such cash value with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 4%.

Surrender and Withdrawal Risks. The Policies are designed to provide lifetime insurance protection. They are not offered primarily as an investment, and are not suitable as a short-term savings vehicle. If you surrender the Policy within the first 15 Policy years (or within the first 15 years following a specified face amount increase), you will be subject to a surrender charge as well as income tax on any gain that is distributed or deemed to be distributed from the Policy.

You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's cash value in the near future. Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will terminate without value because surrender charges determine the cash surrender value, which is a measure we use to determine whether your Policy will enter the grace period (and possibly terminate).

Risk of Policy Termination. Your Policy may terminate without value if you have paid an insufficient amount of premiums or if the investment experience of the investment divisions is poor. If your cash surrender value is not enough to pay a monthly deduction (the charge we deduct from your Policy's cash value every month), your Policy will terminate without value, unless you make a premium payment sufficient to cover two monthly deductions within the 61-day grace period. During the first three Policy years, your Policy will not terminate, regardless of cash value, provided you have paid the minimum required premium. If your Policy does terminate, your insurance coverage also will terminate (although you will be given an opportunity to reinstate your coverage if you satisfy certain requirements). If your Policy terminates when there is an outstanding loan, there may be adverse tax consequences.

Certain Tax Risks. We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in receipt of any portion of your Policy's cash value until there is an actual distribution from the Policy. Moreover, insurance benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay Federal income tax on the insurance proceeds, other taxes, such as estate taxes, may apply.

If you pay more than a certain amount of premiums, you may cause your Policy to become a "modified endowment contract." If it does, you will pay income taxes on loans and other amounts we pay out to you (except for payment of insurance proceeds), to the extent of any gains in your Policy (which is generally the excess of cash value over the premiums paid). In this case, an additional 10% tax penalty may also apply.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

As with any taxation matter, you should consult with and rely on the advice of your own tax advisor.

Loan Risks. A policy loan, whether or not repaid, will affect the cash value of your Policy over time because we subtract the amount of the loan from the variable investment options or Fixed Account as collateral, and hold it in your Policy loan account. This loan collateral does not participate in the investment experience of the investment divisions or receive the current interest rate credited to the Fixed Account, either of which may be higher than the interest rate credited on the amount you borrow.

Any unpaid loan (plus accrued interest) also reduces the Policy's insurance proceeds paid to your beneficiary. In addition, your Policy may terminate if your outstanding loan and accrued loan interest reduces the cash surrender value to zero unless your Policy is in the first three Policy years and you have paid the minimum required premium.

If you surrender your Policy or your Policy terminates while there is an outstanding loan, there will generally be Federal income tax payable on the amount by which loans and any prior tax-free withdrawals exceed the premiums paid. Particularly because loans and partial withdrawals reduce your Policy's cash surrender value, any remaining cash surrender value may be insufficient to pay the income tax due.

Limitations on Access to Cash Value. We limit loans and partial withdrawals of cash value from the Policy to amounts not less than $250 and not more than the cash surrender value less two monthly deductions.

Limitations on Transfers. We may limit transfers to four per Policy year and may limit transfers from the Fixed Account to one each year on the Policy anniversary date. We do not currently charge for transfers, but we reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. We may adopt procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund's prospectus for more details.

Policy Charge and Expense Increase. We have the right to increase certain Policy charges.

Tax Law Changes. Tax laws, regulations, and interpretations have often been changed in the past and such changes continue to be proposed. To the extent that you purchase a Policy based on expected tax benefits, relative to other financial or investment products or strategies, there is no certainty that such advantages will always continue to exist.

RISKS OF INVESTMENT IN THE PORTFOLIOS

A comprehensive discussion of the risks associated with investment in the Portfolios can be found in the prospectus for each of the Funds attached at the end of this prospectus. There is a possibility that fees and expenses of the Portfolios may increase (or decrease). There is no assurance that any of the Portfolios will achieve its stated investment objective.

FEE TABLES


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. In certain cases, we have the right to increase our charges for new Policies, as well as for Policies already outstanding. The maximum charges in such cases are shown in the far right-hand column of each of the first three tables below.


TRANSACTION FEES

This table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers cash value among the variable investment options or the Fixed Account.


                    WHEN CHARGE IS          CURRENT AMOUNT           MAXIMUM AMOUNT
CHARGE              DEDUCTED                DEDUCTED                 WE CAN DEDUCT
------------------------------------------------------------------------------------------
Sales Charge        On payment of           2.00% of Each            Same as Current
                    premium                 Premium Paid             Amount
------------------------------------------------------------------------------------------
State Tax Imposed   On payment of           2.00% of Each            Same as Current
on Premiums         premium                 Premium Paid             Amount
------------------------------------------------------------------------------------------
Federal Tax         On payment of           1.50% of Each            Same as Current
Imposed on          premium                 Premium Paid             Amount
Premiums
------------------------------------------------------------------------------------------
Surrender Charge    On surrender or                                  Same as Current
                    other termination of                             Amount
                    your Policy in the
                    first 15 Policy years
                    (or in the first 15
                    years after a specified
                    face amount increase)
Lowest and Highest                          $1 to $40 per $1000 of
Charge Among all                            the highest level of
Possible Insureds                           specified face amount
                                            that your Policy has
Charge for a male                           ever had./1/
insured, age 40, in
the preferred                               $800 for a surrender
nonsmoker                                   in the first policy year
underwriting class
with a face amount
of $100,000 in the
first policy year.
------------------------------------------------------------------------------------------
Transfer Fee for    On transfer of cash     Not currently            $25 per transfer
non-automated       value among variable    charged
transfers           investment options
                    and to and from the
                    Fixed Account
------------------------------------------------------------------------------------------
Underwriting        In the month you        The lesser of (a)        $5 for each $1,000 of
Charge              increase your           $2,500 or (b) $100 for   specified face amount
                    specified face amount   the first $100,000 of    increase
                                            specified face increase
                                            and $3 for each
                                            additional $1,000.
------------------------------------------------------------------------------------------

--------

/1/ The exact amount of the surrender charge depends on the insured's age and death benefit option (at the time of Policy issue or at the time of any increase in specified face amount) and on the number of years since issue or increase in specified face amount. Please refer to "Charges and Deductions You Pay -- Surrender Charges" for more detail.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes other fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including charges for optional features (riders) or the fees and expenses of the Portfolios.


                    WHEN CHARGE IS           CURRENT AMOUNT       MAXIMUM AMOUNT
CHARGE              DEDUCTED                 DEDUCTED             WE CAN DEDUCT
-------------------------------------------------------------------------------------
Cost of Term        Monthly, on the
Insurance/1/        monthly deduction        $.02 to $37.62 each  $.06 to $45.10 each
                    date                     month per $1,000 of  month per $1,000 of
Lowest and Highest                           term insurance       term insurance
Charge Among All                             amount./2/           amount
Possible Insureds
                                             $.08 each month per  $.26 each month per
Charge for a male                            $1,000 of term       $1,000 of term
insured, age 40, in                          insurance amount.    insurance amount
the preferred
nonsmoker
underwriting class
with a face amount
of $100,000 in the
first policy year
-------------------------------------------------------------------------------------
Administration      Monthly, on the          $.25 each month per  Same as Current
Charge              monthly deduction        $1,000 of specified  Amount
                    date                     face amount plus $20
                                             (less depending on
                                             Age of insured and
                                             Policy year--see
                                             footnote 3)
-------------------------------------------------------------------------------------
Mortality and       Daily                    Annual rate of .90%  Same as Current
Expense Risk                                                      Rate
Charge (annual rate
imposed on cash
value in our
Separate Account)
-------------------------------------------------------------------------------------
Loan Interest       Annually (or on loan     Annual rate of 2% of 4% of the loan
Spread/4/           termination, if earlier) the loan



--------

/1/ The cost of term insurance charge varies based on individual characteristics, including the insured's age, risk class and, in most cases, sex. The cost of term insurance charges shown are probably not representative of the charges that you would pay. You can obtain more information about the cost of term insurance or other charges that would apply for a particular insured by contacting your sales representative.



/2/ The term insurance amount is the difference between the death benefit (generally discounted at the monthly equivalent of 4% per year) and the Policy's cash value.



/3/ This is the administration charge during the first Policy year for insureds Age 50 and over. The charge is less during the first Policy year for younger insureds ($15 for Ages 18-49, $5 under Age 17). In the second and later Policy years, the charge is the same for all Ages but varies depending on the specified face amount of your Policy ($9 for a specified face amount of less than $100,000, $7 for a specified face amount between $100,000 and $249,999 and $5 for a specified face amount of $250,000 or more). We will deduct the portion of the first year's administration charge that remains unpaid at the time of any full surrender or other termination of your Policy.



/4/ We charge interest on Policy loans but credit you with interest on the amount of the cash value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.

CHARGES FOR OPTIONAL FEATURES (RIDERS)

This table describes the charges you will pay periodically for any of the indicated optional benefits ("riders") that you choose to add to your Policy.


                              WHEN CHARGE IS    CURRENT AMOUNT       MAXIMUM AMOUNT
OPTIONAL FEATURE              DEDUCTED          DEDUCTED             WE CAN DEDUCT
-----------------------------------------------------------------------------------------
Disability Waiver of          Monthly, on the
Monthly Deduction             monthly deduction $.01 to $.38 per     $.02 to $.45 per
Benefit/1/                    date              $1,000 of term       $1,000 of term
                                                insurance amount     insurance amount
Lowest and Highest
Charge Among All                                $.02 per $1,000 of   $.03 per $1,000 of
Possible Policies                               term insurance       term insurance
                                                amount               amount
Charge for a male insured,
age 40, in the preferred
nonsmoker underwriting
class with a specified face
amount of $100,000
-----------------------------------------------------------------------------------------
Accidental Death Benefit/1/   Monthly, on the
                              monthly deduction $.04 to $.07 per     $.07 to $.12 per
Lowest and Highest            date              $1,000 of accidental $1,000 of accidental
Charge Among All                                death coverage       death coverage
Possible Insureds                               amount               amount

Charge for a male insured,                      $.04 per $1,000 of   $.08 per $1,000 of
age 40, in the preferred                        accidental death     accidental death
nonsmoker underwriting                          coverage amount      coverage amount
class with a specified face
amount of $100,000
-----------------------------------------------------------------------------------------
Children's Term Insurance     Monthly, on the   $.35 per $1,000 of   $.60 per $1,000 of
Benefit (identical charge     monthly deduction child's term         child's term
for all eligible children and date              insurance amount     insurance amount
all years)
-----------------------------------------------------------------------------------------
Spouse term Insurance         Monthly, on the
Benefit/1/                    monthly deduction $.08 to $4.41 per    $.16 to $4.63 per
                              date              $1,000 of spouse's   $1,000 of spouse's
Lowest and Highest                              term insurance       term insurance
Charge Among All                                amount               amount
Possible Policies
                                                $.12 per $1,000 of   $.31 per $1,000 of
Charge for a female                             spouse's term        spouse's term
insured, age 40, in the                         insurance amount     insurance amount
preferred nonsmoker
underwriting class with a
specified face amount of
$100,000
-----------------------------------------------------------------------------------------
Accelerated Death Benefit     Not Applicable    No Charge            No Charge



/1/ The charges for these optional features vary based on individual characteristics, including the insured's age, risk class and, in most cases, sex. The charges shown are probably not representative of the charges that you would pay. You can obtain more information about the charges that would apply to a particular insured by contacting your sales representative.


ANNUAL PORTFOLIO OPERATING EXPENSES


This table describes the fees and expenses that the Portfolios will pay and that therefore a Policy owner will indirectly pay periodically during the time that he or she owns a Policy. The table shows the lowest and highest fees and expenses charged by any of the Portfolios for the fiscal year ended
December 31, 2002, before and after any contractual fee waivers and expense reimbursements. More detail concerning each Portfolio's fees and expenses is contained in the table that follows this table and in the attached Fund prospectuses.

                                                                       LOWEST*     HIGHEST*
--------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses
 (expenses that are deducted from Portfolio assets, including
 management fees, distribution (Rule 12b-1) fees and other expenses)       .31%      4.42%
--------------------------------------------------------------------------------------------
Net Total Annual Portfolio Operating Expenses
 (net of any contractual fee waivers and expense reimbursements)           .31%      1.20%**

--------
*The lowest and highest percentages have been selected after adjustment of the percentage for all Portfolios (on a consistent basis) to reflect any changes in expenses during the 12 months ended December 31, 2002 or expected to occur during the 12 months ended December 31, 2003.


**Consists of the expenses of the Harris Oakmark International Portfolio after the fee waivers and expense reimbursements reflected for that Portfolio in the table below.



The following table describes the annual operating expenses for each Portfolio for the year ended December 31, 2002, as a percentage of the Portfolio's average daily net assets for the year.





                                                              FEE
                                                            WAIVERS
                                                   GROSS      AND
                           MANAGE-                 TOTAL    EXPENSE    NET TOTAL
                            MENT    OTHER   12B-1  ANNUAL  REIMBURSE-   ANNUAL
        PORTFOLIO           FEES   EXPENSES FEES  EXPENSES   MENTS     EXPENSES
-----------------------------------------------------------------------------------
METROPOLITAN SERIES FUND
 (CLASS A SHARES)
-----------------------------------------------------------------------------------
Davis Venture Value         .75%     .05%   .00%    .80%      .00%       .80%(a)
-----------------------------------------------------------------------------------
FI Mid Cap Opportunities    .80%    3.62%   .00%   4.42%     3.37%      1.05%(b)
-----------------------------------------------------------------------------------
FI Structured Equity        .67%     .05%   .00%    .72%      .00%       .72%(a)
-----------------------------------------------------------------------------------
Franklin Templeton Small
 Cap Growth                 .90%     .61%   .00%   1.51%      .36%      1.15%(b)
-----------------------------------------------------------------------------------
Harris Oakmark Focused
 Value                      .75%     .07%   .00%    .82%      .00%       .82%
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap
 Value                      .75%     .08%   .00%    .83%      .00%       .83%(a)
-----------------------------------------------------------------------------------
Janus Mid Cap               .69%     .06%   .00%    .75%      .00%       .75%
-----------------------------------------------------------------------------------
Lehman Brothers
 Aggregate Bond Index       .25%     .09%   .00%    .34%      .00%       .34%
-----------------------------------------------------------------------------------
Loomis Sayles Small Cap     .90%     .07%   .00%    .97%      .00%       .97%
-----------------------------------------------------------------------------------
Met/Putnam Voyager          .80%     .27%   .00%   1.07%      .07%      1.00%(b)
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock
 Index                      .25%     .18%   .00%    .43%      .00%       .43%
-----------------------------------------------------------------------------------
MetLife Stock Index         .25%     .06%   .00%    .31%      .00%       .31%
-----------------------------------------------------------------------------------
MFS Investors Trust         .75%     .59%   .00%   1.34%      .34%      1.00%(a)(b)
-----------------------------------------------------------------------------------
MFS Research Managers       .75%     .39%   .00%   1.14%      .14%      1.00%(a)(b)
-----------------------------------------------------------------------------------
Morgan Stanley EAFE
 Index                      .30%     .49%   .00%    .79%      .04%       .75%(b)
-----------------------------------------------------------------------------------
Neuberger Berman
 Partners Mid Cap Value     .69%     .11%   .00%    .80%      .00%       .80%(a)
-----------------------------------------------------------------------------------
Putnam International Stock  .90%     .22%   .00%   1.12%      .00%      1.12%
-----------------------------------------------------------------------------------
Russell 2000 Index          .25%     .24%   .00%    .49%      .00%       .49%
-----------------------------------------------------------------------------------
Scudder Global Equity       .64%     .17%   .00%    .81%      .00%       .81%
-----------------------------------------------------------------------------------
Salomon Brothers Strategic
 Bond Opportunities         .65%     .20%   .00%    .85%      .00%       .85%
-----------------------------------------------------------------------------------
Salomon Brothers U.S.
 Government                 .55%     .15%   .00%    .70%      .00%       .70%
-----------------------------------------------------------------------------------
State Street Aggressive
 Growth                     .73%     .06%   .00%    .79%      .00%       .79%(a)
-----------------------------------------------------------------------------------
State Street Research
 Aurora                     .85%     .10%   .00%    .95%      .00%       .95%
-----------------------------------------------------------------------------------

                                                             FEE
                                                           WAIVERS
                                                  GROSS      AND
                        MANAGE-                   TOTAL    EXPENSE    NET TOTAL
                         MENT    OTHER    12B-1   ANNUAL  REIMBURSE-   ANNUAL
       PORTFOLIO         FEES   EXPENSES  FEES   EXPENSES   MENTS     EXPENSES
----------------------------------------------------------------------------------
State Street Research
 Bond Income             .40%     .11%      .00%   .51%      .00%       .51%
----------------------------------------------------------------------------------
State Street Research
 Diversified             .44%     .05%      .00%   .49%      .00%       .49%(a)
----------------------------------------------------------------------------------
State Street Research
 Investment Trust        .49%     .05%      .00%   .54%      .00%       .54%(a)
----------------------------------------------------------------------------------
State Street Research
 Large Cap Value         .70%    1.63%      .00%  2.33%     1.38%       .95%(b)
----------------------------------------------------------------------------------
State Street Research
 Money Market            .35%     .08%      .00%   .43%      .00%       .43%
----------------------------------------------------------------------------------
T. Rowe Price Large Cap
 Growth                  .63%     .14%      .00%   .77%      .00%       .77%(a)
----------------------------------------------------------------------------------
T. Rowe Price Small Cap
 Growth                  .52%     .09%      .00%   .61%      .00%       .61%
----------------------------------------------------------------------------------
MET INVESTORS
 SERIES TRUST
 (CLASS A SHARES)
----------------------------------------------------------------------------------
Harris Oakmark
 International           .85%    1.64%      .00%  2.49%     1.29%      1.20%(c)(d)
----------------------------------------------------------------------------------
Janus Aggressive Growth  .80%     .62%      .00%  1.42%      .52%       .90%(c)(d)
----------------------------------------------------------------------------------
Lord Abbett Bond
 Debenture               .60%     .17%      .00%   .77%      .02%       .75%(d)
----------------------------------------------------------------------------------
Met/AIM Mid Cap Core
 Equity                  .75%     .89%      .00%  1.64%      .69%       .95%(c)(d)
----------------------------------------------------------------------------------
Met/AIM Small Cap
 Growth                  .90%    1.20%      .00%  2.10%     1.05%      1.05%(c)(d)
----------------------------------------------------------------------------------
MFS Research
 International           .80%    1.06%      .00%  1.86%      .76%      1.10%(d)
----------------------------------------------------------------------------------
PIMCO Innovation         .95%     .78%      .00%  1.73%      .63%      1.10%(c)(d)
----------------------------------------------------------------------------------
PIMCO Total Return       .50%     .15%      .00%   .65%      .00%       .65%
----------------------------------------------------------------------------------
T. Rowe Price Mid-Cap
 Growth                  .75%     .45%      .00%  1.20%      .25%       .95%(c)(d)
----------------------------------------------------------------------------------
AMERICAN FUNDS
 INSURANCE SERIES
 (CLASS 2 SHARES)
----------------------------------------------------------------------------------
American Funds Global
 Small Capitalization    .80%     .04%   .25%(e)  1.09%      .00%      1.09%
----------------------------------------------------------------------------------
American Funds Growth    .38%     .02%   .25%(e)   .65%      .00%       .65%
----------------------------------------------------------------------------------
American Funds Growth-
 Income                  .34%     .01%   .25%(e)   .60%      .00%       .60%

--------

(a) The Metropolitan Series Fund directed certain of the Portfolios' trades to brokers who paid a portion of the Portfolios' expenses. Net Total Annual Expenses for the Portfolios does not reflect these reductions or credits. If we included these reductions or credits, Net Total Annual Expenses would have been: .78% for the Davis Venture Value Portfolio, .71% for the FI Structured Equity Portfolio, .82% for the Harris Oakmark Large Cap Value Portfolio, .98% for the MFS Investors Trust Portfolio, .93% for the MFS Research Managers Portfolio, .77% for the Neuberger Berman Partners Mid Cap Value Portfolio, .78% for the State Street Research Aggressive Growth Portfolio, .48% for the State Street Research Diversified Portfolio, .52% for the State Street Research Investment Trust Portfolio, and .76% for the T. Rowe Price Large Cap Growth Portfolio.

(b) The Metropolitan Series Fund and its affiliate MetLife Advisers, LLC ("MetLife Advisers") have entered into an Expense Agreement under which MetLife Advisers will waive investment management fees and/or pay expenses (other than brokerage costs, interest, taxes or extraordinary expenses) ("Expenses") attributable to the Class A shares of these Portfolios of the Metropolitan Series Fund, so that the Net Total Annual Expenses of these Portfolios will not exceed, at any time prior to April 30, 2004, the percentages shown above. Under the Expense Agreement, if certain conditions are met, the FI Mid Cap Opportunities Portfolio, the Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio and the State Street Research Large Cap Value Portfolio may reimburse MetLife Advisers for fees it waived and Expenses it paid if, in the future, actual Expenses of the Portfolios are less than the expense limits.


Net Total Annual Expenses for the FI Mid Cap Opportunities Portfolio, Franklin Templeton Small Cap Growth Portfolio, the MFS Investors Trust Portfolio, the MFS Research Managers Portfolio, and the State Street Research Large Cap Value Portfolio have been restated to reflect the fee waiver and expense reimbursement arrangements in effect from May 1, 2003 to April 30, 2004.


(c) The Net Total Annual Expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, Net Total Annual Expenses would have been: 1.18% for the Harris Oakmark International Portfolio, .82% for the Janus Aggressive Growth Portfolio, .91% for the Met/AIM Mid Cap Core Equity Portfolio, 1.03% for the Met/AIM Small Cap Growth Portfolio, 1.04% for the PIMCO Innovation Portfolio and .88% for the T. Rowe Price Mid-Cap Growth Portfolio.


(d) Met Investors Series Trust and its affiliate Met Investors Advisory LLC have entered into an Expense Limitation Agreement under which Met Investors Advisory LLC has agreed to waive or limit its fees and to assume other expenses so that the Net Total Annual Expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) will not exceed, at any time prior to April 30, 2004, the percentages shown above. Under certain circumstances, any fees waived or expenses reimbursed by Met Investors Advisory LLC may, with the approval of the Trust's Board of Trustee, be repaid by the applicable Portfolio to Met Investors Advisory LLC.


Net Total Annual Expenses for the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the Met/AIM Mid Cap Core Equity Portfolio, the MFS Research International Portfolio and the T. Rowe Price Mid-Cap Growth Portfolio have been restated to reflect the fee waiver and expense reimbursement arrangements in effect from May 1, 2003 to April 30, 2004.


(e) The American Funds Insurance Series has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Distribution Plan the Portfolios pay an annual fee to compensate certain other parties for promoting, selling and servicing the shares of the Portfolio. These other parties may include MetLife (or its affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of the contracts. The Distribution Plan is described in more detail in the American Funds Insurance Series prospectus.

METLIFE

MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. We are obligated to pay all benefits under the policies.

OUR SEPARATE ACCOUNT THAT SUPPORTS THE POLICIES

Our Separate Account receives premium payments from owners of the Policies described in this prospectus and other variable life insurance policies that we issue. Income and realized and unrealized capital gains and losses of the Separate Account are credited to the Separate Account without regard to any of our other income or capital gains and losses. We will keep an amount in the Separate Account that at least equals the value of our commitments to policy owners that are based on their investments in the Separate Account. We can also keep charges that we deducted and other excess amounts in the Separate Account or we can take the excess out of the Separate Account.

The assets in the Separate Account legally belong to us, but they are held solely for the benefit of investors in the Separate Account and no one else, including our other creditors. This means that, except for excess assets that we would be free to withdraw, the assets of the Separate Account are not available to meet the claims of our general creditors, and must be used for the sole purpose of supporting the cash values of the variable life insurance policies whose premiums the Separate Account receives.

[SIDEBAR: Each Separate Account investment division invests in a corresponding Portfolio of a Fund.]

The Separate Account has subdivisions, called "investment divisions." Each investment division corresponds to one of our variable investment options and invests its assets exclusively in shares of a corresponding Portfolio of a Fund. We can add new investment divisions to or eliminate investment divisions from the Separate Account and can add and eliminate variable investment options from your Policy. You can designate how you would like your net premiums and cash value to be allocated among the available investment divisions and our Fixed Account. Amounts you allocate to each investment division receive the investment experience of the investment division, and you bear this investment risk.

THE PORTFOLIOS

[SIDEBAR: You should carefully review the investment objectives, practices, and risks of each Portfolio, which are described in the appropriate Fund prospectuses that are attached to this prospectus.]


Metropolitan Series Fund, Met Investors Series Trust and American Funds Insurance Series is each a "series" type of mutual fund, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is divided into separate investment Portfolios, each of which issues its own class or "series" of stock in which a corresponding investment division of the Separate Account invests.


You should read the Fund prospectuses that are attached to this prospectus. They contain information about each Fund and its Portfolios, including the investment objectives, strategies, risks and sub-advisers that are associated with each Portfolio. They also contain information on the different separate accounts that invest in each Fund (which may or may not be related to MetLife) and certain risks that may arise when diverse separate accounts, funding diverse types of insurance products, all invest in the same Fund.


MANAGEMENT OF PORTFOLIOS


Each Fund has an investment adviser who is responsible for overall management of the Fund. These investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for some of the Portfolios.

The adviser, any sub-adviser and investment objective of each Portfolio are as follows:






           PORTFOLIO                  SUB-ADVISER           INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND
ADVISER: METLIFE ADVISERS/1/
------------------------------------------------------------------------------------
Davis Venture Value             Davis Selected Advisers, Growth of capital.
                                L.P./2/
------------------------------------------------------------------------------------
FI Mid Cap Opportunities        Fidelity Management &    Long-term growth of
                                Research Company         capital.
------------------------------------------------------------------------------------
FI Structured Equity            Fidelity Management &    Long-term growth of
                                Research Company         capital.
------------------------------------------------------------------------------------
Franklin Templeton Small Cap    Franklin Advisers, Inc.  Long-term capital growth.
Growth
------------------------------------------------------------------------------------
Harris Oakmark Focused Value    Harris Associates L.P.   Long-term capital
                                                         appreciation.
------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value  Harris Associates L.P.   Long-term capital
                                                         appreciation.
------------------------------------------------------------------------------------
Janus Mid Cap                   Janus Capital            Long-term growth of
                                Management, LLC          capital.
------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond  Metropolitan Life        To equal the performance
Index                           Insurance Company        of the Lehman Brothers
                                                         Aggregate Bond Index.
------------------------------------------------------------------------------------
Loomis Sayles Small Cap         Loomis, Sayles &         Long-term capital growth
                                Company, L.P.            from investments in
                                                         common stocks or other
                                                         equity securities.
------------------------------------------------------------------------------------
Met/Putnam Voyager              Putnam Investment        Capital appreciation.
                                Management, LLC
------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index     Metropolitan Life        To equal the performance
                                Insurance Company        of the Standard & Poor's
                                                         MidCap 400 Composite
                                                         Stock Price Index.
------------------------------------------------------------------------------------
MetLife Stock Index             Metropolitan Life        To equal the performance
                                Insurance Company        of the Standard & Poor's
                                                         500 Composite Stock Price
                                                         Index.
------------------------------------------------------------------------------------
MFS Investors Trust             Massachusetts Financial  Long-term growth of
                                Services Company         capital with a secondary
                                                         objective to seek
                                                         reasonable current
                                                         income.
------------------------------------------------------------------------------------
MFS Research Managers           Massachusetts Financial  Long-term growth of
                                Services Company         capital.
------------------------------------------------------------------------------------
Morgan Stanley EAFE Index       Metropolitan Life        To equal the performance
                                Insurance Company        of the MSCI EAFE Index.
------------------------------------------------------------------------------------
Neuberger Berman Partners Mid   Neuberger Berman         Capital growth.
Cap Value                       Management Inc.
------------------------------------------------------------------------------------
Putnam International Stock      Putnam Investment        Long-term growth of
                                Management, LLC          capital.
------------------------------------------------------------------------------------
Russell 2000 Index              Metropolitan Life        To equal the return of the
                                Insurance Company        Russell 2000 Index.
------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Salomon Brothers Asset   High level of total return
Opportunities                   Management Inc           consistent with
                                                         preservation of capital.
------------------------------------------------------------------------------------
Salomon Brothers U.S.           Salomon Brothers Asset   High level of current
Government                      Management Inc           income consistent with
                                                         preservation of capital and
                                                         maintenance of liquidity.
------------------------------------------------------------------------------------

            PORTFOLIO                    SUB-ADVISER           INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------
Scudder Global Equity             Deutsche Investment       Long term growth of
                                  Management Americas       capital.
                                  Inc.
---------------------------------------------------------------------------------------
State Street Research Aggressive  State Street Research &   Maximum capital
Growth                            Management Company        appreciation.
---------------------------------------------------------------------------------------
State Street Research Aurora      State Street Research &   High total return,
                                  Management Company        consisting principally of
                                                            capital appreciation.
---------------------------------------------------------------------------------------
State Street Research Bond Income State Street Research &   A competitive total return
                                  Management Company        primarily from investing
                                                            in fixed-income securities.
---------------------------------------------------------------------------------------
State Street Research Diversified State Street Research &   High total return while
                                  Management Company        attempting to limit
                                                            investment risk and
                                                            preserve capital.
---------------------------------------------------------------------------------------
State Street Research Investment  State Street Research &   Long-term growth of
Trust                             Management Company        capital and income.
---------------------------------------------------------------------------------------
State Street Research Large Cap   State Street Research &   Long-term growth of
Value                             Management Company        capital.
---------------------------------------------------------------------------------------
State Street Research Money       State Street Research &   A high level of current
Market/3/                         Management Company        income consistent with
                                                            preservation of capital.
---------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth    T. Rowe Price Associates  Long-term growth of
                                  Inc.                      capital and secondarily,
                                                            dividend income.
---------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth    T. Rowe Price Associates  Long-term capital growth.
                                  Inc.
---------------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
ADVISER: MET INVESTORS ADVISORY
LLC
---------------------------------------------------------------------------------------
Harris Oakmark International/4/   Harris Associates L.P.    Long-term growth of
                                                            capital.
---------------------------------------------------------------------------------------
Janus Aggressive Growth           Janus Capital             Long-term growth of
                                  Management, LLC           capital.
---------------------------------------------------------------------------------------
Lord Abbett Bond Debenture        Lord, Abbett & Co.        High current income and
                                                            the opportunity for capital
                                                            appreciation to produce a
                                                            high total return.
---------------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity       AIM Capital Management,   Long-term growth of
                                  Inc.                      capital.
---------------------------------------------------------------------------------------
Met/AIM Small Cap Growth          AIM Capital Management,   Long-term growth of
                                  Inc.                      capital.
---------------------------------------------------------------------------------------
MFS Research International        Massachusetts Financial   Capital appreciation.
                                  Services Company
---------------------------------------------------------------------------------------
PIMCO Innovation                  PIMCO Equity Advisors     Capital appreciation; no
                                                            consideration is given to
                                                            income.
---------------------------------------------------------------------------------------
PIMCO Total Return                Pacific Investment        Maximum total return,
                                  Management Company        consistent with the
                                  LLC                       preservation of capital and
                                                            prudent investment
                                                            management.
---------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth/5/   T. Rowe Price Associates, Provide long-term growth
                                  Inc.                      of capital.
---------------------------------------------------------------------------------------

                 PORTFOLIO            SUB-ADVISER   INVESTMENT OBJECTIVE
      --------------------------------------------------------------------
      AMERICAN FUNDS INSURANCE SERIES
      ADVISER: CAPITAL RESEARCH AND
      MANAGEMENT COMPANY
      --------------------------------------------------------------------
      American Funds Global Small         N/A     Capital appreciation
      Capitalization                              through stocks.
      --------------------------------------------------------------------
      American Funds Growth               N/A     Capital appreciation
                                                  through stocks.
      --------------------------------------------------------------------
      American Funds Growth-Income        N/A     Capital appreciation and
                                                  income.
      --------------------------------------------------------------------

--------

/1/ MetLife Advisers, LLC became the adviser to the Metropolitan Series Fund,
    Inc. on May 1, 2001. Prior to May 1, 2001, Metropolitan Life Insurance Company was the adviser to the Metropolitan Series Fund, Inc.


/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.


/3/ An investment in the State Street Research Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the Money Market Portfolio may become extremely low and possibly negative.


/4/ Effective January 1, 2003, Harris Associates L.P. became the sub-adviser to the Harris Oakmark International Portfolio, formerly known as the State Street Research Concentrated International Portfolio.


/5/ Effective January 1, 2003, T. Rowe Price Associates, Inc. became the sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio, formerly known as the MFS Mid Cap Growth Portfolio.




A Portfolio may have a name and/or objective that is very similar to that of a publicly available mutual fund that is managed by the same sub-investment manager or adviser. The Portfolios are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in implementation of investment policies, cash flows, fees and size of the Portfolio.

THE PORTFOLIO SHARE CLASSES THAT WE OFFER

The Portfolios offer various classes of shares, each of which has a different level of expenses. The Fund prospectuses may provide information for share classes or Portfolios that are not available through the Policy. When you consult the Fund prospectus for a Portfolio, you should be careful to refer only to the information regarding the Portfolio and class of shares that is available through the Policy. The following classes of shares are available under the Policy:


.. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust
  Portfolios, we offer Class A shares only.

.. For the American Funds Insurance Series Portfolios, we offer Class 2 shares only.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES BY OUR SEPARATE ACCOUNT

As of the end of each Valuation Period (See "Sending Communications and Payments To Us--When Your Requests, Instructions and Notifications

Become Effective."), we purchase and redeem Portfolio shares for the Separate Account at their net asset value without any sales or redemption charges. These purchases and redemptions reflect the amount of any of the following transactions that take effect at the end of the Valuation Period:

.. The allocation of net premiums to the Separate Account.
.. Dividends and distributions on Fund shares, which are reinvested as of the dates paid (which reduces the value of each share of the Fund and increases the number of Fund shares outstanding, but has no affect on the cash value in the Separate Account).
.. Policy loans and loan repayments allocated to the Separate Account.
.. Transfers to and among investment divisions.
.. Withdrawals and surrenders taken from the Separate Account.

VOTING RIGHTS THAT YOU WILL HAVE

[SIDEBAR: You can give us voting instructions on shares of each Portfolio of a Fund that are attributed to your Policy.]

The Funds have shareholder meetings from time to time to, for example, elect directors or trustees and approve some changes in investment management arrangements. We will vote the shares of each Portfolio that are attributed to your Policy based on your instructions. Should we determine that the 1940 Act no longer requires us to do this, we may decide to vote Fund shares in our own right, without input from you or any other owners of variable life insurance policies or variable annuity contracts that participate in a Fund.

If you are eligible to give us voting instructions, we will send you informational material and a form to send back to us. We are entitled to disregard voting instructions in certain limited circumstances prescribed by the SEC. If we do so, we will give you our reasons in the next semi-annual report to Policy owners.

If we do not receive timely voting instructions from you and other insurance and annuity owners that are entitled to give us voting instructions, we will vote those shares in the same proportion as the shares held in the same separate account for which we did receive voting instructions. Also, we will vote Fund shares that are not attributable to insurance or annuity owners (including shares that we hold in our general account) or that are held in separate accounts that are not registered under the 1940 Act in the same proportion as the aggregate of the shares for which we received voting instructions from all insurance and annuity owners.

THE FIXED RETURN YOU CAN CHOOSE (OUR FIXED ACCOUNT)

The Fixed Account is part of our general assets that are not in any legally-segregated separate accounts. Amounts in the Fixed Account are credited with interest at an effective annual rate of at least 4%. We may also credit excess interest on such amounts. Different excess interest rates may apply to different amounts based upon when such amounts were allocated to the Fixed Account and whether they were premium payments or transfers from the investment divisions. Any partial amounts we remove from the Fixed
Account (such as any portion of your Policy's monthly deduction that is allocable to the Fixed Account) will be taken from the most recently allocated amount first.

Any excess interest rate will be credited for at least 12 months before a new rate is credited. We can delay transfers, withdrawals, surrender and payment of Policy loans from the Fixed Account for up to 6 months.

Since the Fixed Account is not registered under the federal securities laws, this Prospectus contains only limited information about the Fixed Account. The Policy gives you more information on the operation of the Fixed Account.

PURCHASING A POLICY

[SIDEBAR: We will issue Policy to you as owner. You will have all the rights under the Policy, including the ability to name a new owner or contingent owner.]

If you want to own a Policy, then you must complete an application, which must be received by the Designated Office. We reserve the right to reject an application for any reason permitted by law, and our acceptance of an application is subject to our underwriting rules.

Generally, we will issue a Policy only for insureds that are age 80 or less (although we may decide to permit an insured that is older) that have provided evidence of insurability that we find acceptable. An "insured" is the person upon whose life we issue the Policy. You do not have to be the insured.


The beneficiary is named in the application as the person who will receive the insurance proceeds upon the death of the insured. The beneficiary has no rights under the Policy (unless the beneficiary has been designated an irrevocable beneficiary) until the death of the insured and must survive the insured in order to receive the insurance proceeds.


For the purpose of computing the insured's age under the Policy, we start with the insured's age on the Date of Policy which is set forth in the Policy. Age under the Policy at any other time is then computed using that issue age and adding the number of full Policy years completed.

The Date of Policy is usually the date the Policy application is approved. We use the Date of Policy to calculate the Policy years (and Policy months and monthly anniversaries). We may permit a Date of Policy that is earlier than the date the application is approved if there have been no material misrepresentations in the application (but not earlier than the date that the application is completed) in order to preserve a younger age for the insured. Your Date of Policy can also be the date the application is completed if you ask us and if we receive a payment of at least $2,500 with the application.

Temporary insurance will be provided for up to 90 days from the date of the application, provided that we receive a payment equal to at least one "check-o-matic" payment and any necessary medical examination has been completed. Even if the insured hasn't completed the medical examination, there will be coverage if the insured dies from an accident within 30 days of the date of the application. The temporary insurance does not cover death by suicide. The temporary insurance provided is equal to the specified face amount applied for up to a maximum of $500,000. There will be no charge for the insurance protection under the temporary insurance.

Insurance coverage under the Policy will begin at the time the Policy is delivered and any temporary insurance that is then in force will end. For coverage to be effective, the insured's health must be the same as stated in the application and, in most states, the insured must not have sought medical advice or treatment after the date of the application. As to when charges under the Policy begin, see "Charges and Deductions You Pay--Charges Included in the Monthly Deduction."

It may not be in your best interest to surrender, terminate, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

YOUR PAYMENT AND ALLOCATION OF PREMIUMS

PAYING PREMIUMS

[SIDEBAR: You can make voluntary planned periodic premium payments and unscheduled premium payments.]


The payment of premiums won't guarantee that your Policy will remain in force (except during the first three Policy years if you pay the minimum required premium). Rather, this depends on your Policy's cash surrender value. The Policy will remain in force as long as the Policy's cash surrender value is large enough to cover one monthly deduction, regardless of whether or not premium payments have been made.


You can make premium payments, subject to certain limitations discussed below, through the:

.. Voluntary planned periodic premium schedule: You choose the schedule on your application. The schedule sets forth the amount of premiums, fixed payment intervals, and the period of time that you intend to pay premiums. The schedule can be: (a) annual; (b) semi-annual; (c) periodic automatic pre-authorized transfers from your checking account ("check-o-matic"); (d) systematic through payment plans that your employer makes available; or (e) through another method to which we agree. You do not have to pay premiums in accordance with your voluntary planned period premium schedule.

.. Unscheduled premium payment option: You can make premium payments at any time.

We may adopt a practice of holding a premium payment received before its due date in a non-interest bearing holding account until the due date, if necessary, to prevent a Policy becoming a modified endowment contract. (See "Modified Endowment Contract" under "Federal Tax Matters" below.) Under any such procedures, we would send you an additional notice of this arrangement by letter immediately after receiving your payment. We would also give you the option to either have the money held until the due date or applied on our Date of Receipt of your instructions to apply the money (unless the due date has already passed).

Maximum and Minimum Premium Payments

.. During the first two Policy years you must pay an amount of premium that we call the minimum required premium.

.. After the first two Policy years, your voluntary planned periodic payments must be at least:

 . $200 annually (or, for some Policies distributed by certain brokers, $2,500 annually)

 . $100 semi-annually

 . $15 on a "check-o-matic" or other systematic payment schedule.

.. Unscheduled premium payments must be at least $250 each.

.. You may not pay premiums that exceed tax law premium limitations for life insurance policies. We will return any amounts that exceed these limits, except that we will keep any amounts that are required to keep the Policy from terminating. We will let you make premium payments that would turn your Policy into a modified endowment contract, but we will tell you of this status in your annual statement, and if possible, we will tell you how to reverse the status.

ALLOCATING NET PREMIUMS

[SIDEBAR: Net premiums are your premiums minus the charges deducted from those premiums.]

We will allocate your net premiums according to your net premium allocation instructions in your application. You can instruct us to allocate your net premiums among the Fixed Account and the investment divisions. The percentage of your net premium allocation into each of these investment options must be a minimum of 1% and in whole numbers. You can change your allocations at any time by giving us written notification at our Designated Office or in any other manner that we permit.

.. Your Investment Start Date is the date the first net premium is applied to the Fixed Account or Separate Account and is the later of (1) the Date of Policy and (2) the Date of Receipt of your first premium payment.

SENDING COMMUNICATIONS AND PAYMENTS TO US

[SIDEBAR: You can contact us at our Designated Office.]

CONTACTING US

You can communicate all of your requests, instructions and notifications to us by contacting us in writing at our Designated Office. We may require that certain requests, instructions and notifications be made on forms that we provide. These include: changing your beneficiary; taking a Policy loan; changing your death benefit option; taking a partial withdrawal; surrendering your Policy; making transfer requests (including elections with respect to the automated investment strategies) or changing your premium allocations. Below is a list of our Designated Offices for various functions. We may name additional or alternate Designated Offices. If we do, we will notify you in writing. You may also contact us at 1-800-MET-5000 for any function not listed below or for any other inquiry.

               FUNCTION                             DESIGNATED OFFICE
---------------------------------------------------------------------------------
  Premium Payments & Inquiries           MetLife, P.O. Box 30074,
                                           Tampa, FL 33630-3074
---------------------------------------------------------------------------------
  Surrenders, Withdrawals, Loans,        MetLife, P.O. Box 336,
   Investment Division Transfers,          Warwick, R.I. 02887-0336
   Premium Reallocation
---------------------------------------------------------------------------------
  Death Claims                           MetLife, P.O. Box 330,
                                           Warwick, R.I. 02887-0330
---------------------------------------------------------------------------------
  Beneficiary & Assignment               MetLife, P.O. Box 313,
                                           Warwick, R.I. 02887-0313
---------------------------------------------------------------------------------
  Free Look                              MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904-1097 Attn: Free
                                           Look
---------------------------------------------------------------------------------
  Address Changes                        MetLife, 500 Schoolhouse Road,
                                           Johnstown, PA 15904-1097 Attn: Data
                                           Integrity
---------------------------------------------------------------------------------
  Reinstatements                         MetLife, P.O. Box 30074,
                                           Tampa, FL 33630-3074
---------------------------------------------------------------------------------

WHEN YOUR REQUESTS, INSTRUCTIONS AND NOTIFICATIONS BECOME EFFECTIVE


Generally, requests, premium payments premium allocation and transfer requests and other instructions and notifications are effective on the Date of Receipt. In those cases, the effective time is at the end of the Valuation Period during which we receive them at our Designated Office. (Some exceptions to this general rule are noted below and elsewhere in this prospectus.)

A Valuation Period is the period between two successive Valuation Dates. It begins at the close of regular trading on the New York Stock Exchange on a Valuation Date and ends at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date. The close of regular trading is 4:00 p.m., Eastern Time on most days.

A Valuation Date is each day on which the New York Stock Exchange is open for trading.

The effective date of your Automated Investment Strategies will be that set forth in the strategy chosen.

THIRD PARTY REQUESTS

Generally, we accept requests for transactions or information only from you. Therefore, we reserve the right not to process transactions requested on your behalf by your agent with a power of attorney or any other authorization. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers for a number of other Policy owners, and who simultaneously makes the same request or series of requests on behalf of other Policy owners.

INSURANCE PROCEEDS PAYABLE IF THE INSURED DIES

If the Policy is in force, we will pay your beneficiary the insurance proceeds as of the end of the Valuation Period that includes the insured's date of death. We will pay this amount after we receive documents that we request as due proof of the insured's death. The beneficiary can receive the death benefit in a single sum or under various income plans described in the Statement of Additional Information. You may make this choice during the insured's lifetime. If no selection is made we may place the amount in an account to which we will credit interest, and the beneficiary will have immediate access to all or part of that amount. The beneficiary has one year from the date the insurance proceeds are paid to change the selection from a single sum payment to an income plan, as long as we have made no payments from the interest-bearing account. If the terms of the income plan permit the beneficiary to withdraw the entire amount from the plan, the beneficiary can also name contingent beneficiaries.

The insurance proceeds equal:

.. The death benefit under the death benefit option or alternate death benefit that is then in effect; plus

.. Any additional insurance proceeds provided by rider; minus

.. Any unpaid Policy loans and accrued interest thereon, and any due and unpaid charges accruing during a grace period.

DEATH BENEFIT OPTIONS YOU CAN CHOOSE

Generally, you can choose among three options, although the choice may be limited based upon availability in your state and the insured's age. You select which option you want in the Policy application. The three options are:

[SIDEBAR: The Policy generally offers a choice of three death benefit options.]

.. Option A: The death benefit is a level amount and equals the specified face amount of the Policy.

.. Option B: The death benefit varies and equals the specified face amount of the Policy plus the cash value on the date of death.

.. Option C: The death benefit is designed to increase during your earning years
  (because we assume that your need for life insurance will probably increase during these years) and levels off thereafter. The death benefit is one of two amounts and is available only if insured is age 60 or less when we issue the Policy and the Policy was issued on or after May 1, 1994:

 . The death benefit varies and equals the specified face amount plus the cash value on the date of death, until the insured is age 65 ("CI").

 . At age 65, the death benefit becomes a level amount equal to the specified face amount under CI plus the cash value at the end of the Valuation Date immediately preceding the date on which the insured became age 65. This new amount then becomes the specified face amount ("CII").

There are issues that you should consider in choosing your death benefit option. For example, under Options B and CI, the cash value is added to the specified face amount. Therefore, the death benefit will generally be greater under these options than under Options A and CII, for Policies with the same specified face amount and premium payments. By the same token, the cost of insurance will generally be greater under Options B and CI than under Options A and CII.

You can change your death benefit option after the second Policy year, provided that:

.. Your cash surrender value after the change would be enough to pay at least two monthly deductions.

.. The specified face amount continues to be no less than the minimum we allow after a decrease.

.. The total premiums you have paid do not exceed the then current maximum premium limitations permitted under Internal Revenue Service rules.

.. If the change is to Option C, the insured is age 60 or less.

[SIDEBAR: You can generally change your death benefit option.]

Any change will be effective on the monthly anniversary on or immediately following the Date of Receipt of the request. A change in death benefit will have the following effects on your specified face amount:

.. Change from A or CII to B or CI: The specified face amount will decrease to equal the death benefit less the cash value on the effective date of the change.

.. Change from B or CI to A: The specified face amount will increase to equal the death benefit plus the cash value of the Policy on the effective date of the change.

.. Change from B to CI: The specified face amount will remain the same.
Before you change your death benefit option you should consider the following:

.. If the term insurance portion of your death benefit changes, as it may with a change from A or CII to B or CI and vice versa, the term insurance charge will also change. This will affect your cash value and, in some cases, the amount of the death benefit.


.. If your specified face amount changes because of the change in death benefit option, consider also the issues presented by changing your specified face amount that are described under "The Specified Face Amount of Your Policy," below. These issues include the possibility that your Policy would become a modified endowment contract; that you would receive a taxable distribution; of an increase or decrease in the monthly administration charge; and of changes in the maximum premium amounts that you can pay.


ALTERNATE DEATH BENEFIT THAT AUTOMATICALLY APPLIES IN SOME CASES

In order to ensure that the Policy qualifies as life insurance under the federal income tax laws, the beneficiary will receive an alternate death benefit if it is greater than the amount that the beneficiary would have received under the death benefit option that you chose. The alternate death benefit is as follows:

    Age of Insured at Death 40 and less  45  50  55  60  65  70 75 to 90  95
    % of Cash Value: *              250 215 185 150 130 120 115      105 100

--------
*For the ages not listed, the percentage decreases by a ratable portion for each full year.

THE "SPECIFIED FACE AMOUNT" OF YOUR POLICY

[SIDEBAR: You can generally increase or decrease your Policy's specified face amount.]

The specified face amount is the basic amount of insurance specified in your Policy. The Minimum Initial Specified Face amount is the smallest amount of specified face amount for which a Policy may be issued. Currently these amounts are generally:

.. $100,000 for insureds in the preferred rate class;

.. $50,000 for most other insureds; and

.. $250,000 for most Policies distributed through broker-dealers not affiliated with us.

Generally, you may change your specified face amount after the second Policy year, as long as the insured is age 79 or under. Any change will be effective on: the monthly anniversary on or next following (a) the Date of Receipt of your request; or (b) if we require evidence of insurability, the date we approve your request.

You are permitted to decrease the specified face amount to as low as $25,000 except that no reduction may decrease the specified face amount below the Minimum Initial Specified Face Amount during the first five Policy years or one half that amount thereafter. These lowest available specified face amount requirements also apply to decreases that result from partial withdrawals or changes in death benefit option. If there have been previous specified face amount increases, any decreases in specified face amount will be made in the following order: (i) the specified face amount provided by the most recent increase; (ii) the next most recent increases successively; and (iii) the initial specified face amount.

You may increase the specified face amount only if: the cash surrender value after the change is large enough to cover at least two monthly deductions.

Generally, the minimum specified face amount increase is $5,000. Any increase will require that we receive additional evidence of insurability that is satisfactory to us. We will also impose an underwriting charge.

Before you change your specified face amount you should consider the following:

.. The term insurance portion of your death benefit will likely change and so will the term insurance charge. This will affect the insurance charges, cash value and, in some cases, death benefit levels.

.. Reducing your specified face amount in the first 15 Policy years may result in our returning an amount to you which could then be taxed on an income first basis.

.. We will establish an additional amount of surrender charge at the time of any increase in the specified face amount, other than an increase resulting automatically from a change of death benefit option.

.. The amount of additional premiums that the tax laws permit you to pay into your Policy may increase or decrease. The additional amount you can pay without causing your Policy to be a modified endowment contract for tax purposes may also increase or decrease.

.. In some circumstances, the Policy could become a modified endowment contract.

.. The monthly administration charge may change.

YOUR POLICY'S VALUES

[SIDEBAR: Your Policy is designed to accumulate cash value.]

CASH VALUE

Your Policy's cash value equals:

.. The Fixed Account cash value, plus

.. The Policy Loan Account cash value, plus

.. The Separate Account cash value.

The Separate Account cash value allocated to each investment division is calculated as follows:

.. At the end of each Valuation Period the cash value in an investment division will equal:

.. The cash value in the investment division at the beginning of the Valuation
  Period; plus

.. All net premiums, loan repayments and cash value transfers into the investment division during the Valuation Period; minus

.. All partial cash withdrawals, loans and cash value transfers out of the investment division during the Valuation Period; minus

.. The portion of any charges and deductions allocated to the cash value in the investment division during the Valuation Period; plus

.. The net investment return for the Valuation Period on the amount of cash value in the investment division at the beginning of the Valuation Period.

The net investment return currently equals the rate of increase or decrease in the net asset value per share of the underlying Fund portfolio over the Valuation Period, adjusted upward to take appropriate account of any dividends and other distributions paid by the portfolio during the period. The net investment return could in the future be reduced by a charge for taxes that we have the right to impose.

CASH SURRENDER VALUE

Your Policy's cash surrender value equals your cash value minus:

.. Any outstanding Policy loans (plus accrued interest);

.. Any surrender charges; and

.. A portion of the administration charge for any full Policy month remaining in the first Policy year.

THE AMOUNT WE PAY AT YOUR POLICY'S FINAL DATE

The Final Date is the Policy anniversary on which the insured is Age 95. If the insured is living on the Final Date, we will pay you the cash value of the Policy, reduced by any outstanding loans (plus accrued interest). You can receive the cash value in a single sum, in an account that earns interest, or under an available income plan.

SURRENDERS AND PARTIAL WITHDRAWALS FROM YOUR POLICY

SURRENDERING (TURNING IN) YOUR POLICY

You may surrender your Policy for its cash surrender value at any time while the insured is living. We may ask you to return the Policy before we honor your request to surrender your Policy. We determine the cash surrender value as of the end of the Valuation Period during which we receive the surrender request. (See "Sending Communications and Payments to Us") You can choose to have the proceeds paid in a single sum, or under an income plan. If the insured dies after you surrender the Policy but before the end of the Policy month in which you surrendered the Policy, we will pay your beneficiary an amount equal to the difference between the Policy's death benefit and its cash value, computed as of the surrender date.

PARTIAL WITHDRAWALS YOU CAN TAKE

You can make partial withdrawals of your cash surrender value at any time without charge if:


.. The partial withdrawal would not result in a reduction in your specified face amount during the first 2 Policy years, as described under "The Specified
  Face Amount of Your Policy" above.


.. The partial withdrawal would not result in the cash surrender value being less than sufficient to pay 2 monthly deductions.

.. The partial withdrawal is at least $250.

.. The partial withdrawal would not result in your specified face amount falling below the minimum allowable amount, as described under "Specified Face
  Amount" above.

.. The partial withdrawal would not result in total premiums paid exceeding the then current maximum premium limitation determined by Internal Revenue Code rules.

If you make a request for a partial withdrawal that is not permitted, we will tell you and you may then ask for a smaller partial withdrawal or surrender the Policy. We will deduct your partial withdrawal from the Fixed Account and the investment divisions in the same proportion as your cash value is then allocated among these options.

Before surrendering your Policy or requesting a partial withdrawal you should consider the following:

.. Surrender charges may apply to a full surrender.

.. Amounts received may be taxable as income and, if your Policy is a modified endowment contract, subject to certain tax penalties.

.. Your Policy could become a modified endowment contract.

.. For partial withdrawals, your death benefit will decrease by the amount of the withdrawal (for Options A and CII, your specified face amount will also decrease, generally by the amount of the withdrawal).

.. Any withdrawal that causes the specified face amount to decrease could cause an increase in the monthly administrative charge.

.. In some cases you may be better off taking a Policy loan, rather than a partial withdrawal.

TRANSFERRING CASH VALUE AMONG YOUR POLICY'S INVESTMENT OPTIONS

[SIDEBAR: You can transfer your cash value among the investment divisions and the Fixed Account at any time.]

The minimum amount you may transfer is $50 or, if less, the total amount in an investment option. You may make transfers at any time. We do not currently charge for transfers, but we do reserve the right to charge up to $25 per transfer, except for transfers under the Automated Investment Strategies. Currently, transfers are not taxable transactions.

We did not design the Policy's transfer privilege to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Portfolios and increase transaction costs, we may adopt procedures to limit excessive transfer activity. In addition, each Fund may restrict or refuse certain transfers among, or purchases of shares in their Portfolios as a result of certain market timing activities. You should read each Fund's prospectus for more details.

We reserve the right to refuse to accept any transaction request where the request would tend to disrupt administration of the Policies or is not in the best interests of Policy owners or the Separate Account.


AUTOMATED INVESTMENT STRATEGIES YOU CAN CHOOSE


You can choose one of four currently available strategies. You can also change or cancel your choice at any time.

 . Equity Generator: allows you to transfer an amount equal to the interest earned in the Fixed Account in any Policy month equal to at least $20 to the MetLife Stock Index investment division or the State Street Research Aggressive Growth investment division. The transfer will be made at the beginning of the Policy month following the Policy month in which the interest was earned.

 . Equalizer:  allows you to periodically equalize amounts in your Fixed
   Account and either the MetLife Stock Index investment division or the

   State Street Research Aggressive Growth investment division. We currently make equalization each quarter. We will terminate this strategy if you make a transfer out of the investment division or the Fixed Account that isn't part of the strategy. You may then reelect the Equalizer on your next Policy anniversary.

 . Rebalancer:  allows you to periodically redistribute amounts in the Fixed
   Account and investment divisions in the same proportion that the net premiums are then being allocated. We currently make the redistribution each quarter.

 . Allocator:  allows you to systematically transfer money from the State
   Street Research Money Market investment division to the Fixed Account and/or to any investment division(s). You must have enough cash value in the State Street Research Money Market investment division to enable the election to be in effect for three months. The election can be to transfer each month:

   . A specific amount until the cash value in the State Street Research Money
     Market investment division is exhausted,

   . A specific amount for a specific number of months, or

   . Amounts in equal installments until the total amount you have requested has been transferred.


TRANSFERS YOU CAN MAKE BY TELEPHONE


  We may, if permitted by state law, allow you to make transfer requests, changes to Automated Investment Strategies and allocations of future net premiums by phone. We may also allow you to authorize your sales representative to make such requests. The following procedures apply:

 . We must have received your authorization in writing satisfactory to us, to act on instructions from any person that claims to be you or your sales representative, as applicable, as long as that person follows our procedures.

 . We will institute reasonable procedures to confirm that instructions we receive are genuine. Our procedures will include receiving from the caller your personalized data.

 . All telephone calls will be recorded.

 . You will receive a written confirmation of any transaction.

 . Neither the Separate Account nor we will be liable for any loss, expense or cost arising out of a telephone request if we reasonably believed the request to be genuine.

 . You should contact our Designated Office with any questions regarding the procedures.

We do not currently offer Internet transfer capability, but may do so in the future. We will notify you if we begin to offer Internet transactions.

BORROWING FROM YOUR POLICY

[SIDEBAR: You can borrow from us and use your Policy as security for the loan.]

The amount of each loan must be:

.. At least $250

.. No more than the cash surrender value less two monthly deductions, or, if greater, 75% of the cash surrender value (unless your Policy tells you that state law requires a different percentage to be applied) when added to all other outstanding Policy loans.

As of your loan request's Date of Receipt, we will:

.. Remove an amount equal to the loan from your cash value in the Fixed Account and the cash value in the investment divisions of the Separate Account in the same proportion as your cash value is then allocated among these options.

.. Transfer such cash value to the Policy loan account, where it will be credited with interest at the rate of 8% per year less a percentage charge we base on expenses associated with Policy loans. This percentage charge is currently 2%, thus we currently credit interest in the Policy loan account at currently 6%. At no time will we credit less than 4%. At least once a year, we will transfer any interest earned in your Policy loan account to the Fixed Account and the investment divisions, according to the way that we then allocate net premiums.

.. Charge you interest, which will accrue daily at a rate of 8% per year. Your interest payments are due at the end of each Policy year and if you don't pay the amount within 31 days after it is due, we will treat it as a new Policy loan.

Repaying your loans (plus accrued interest) is done by sending in payments at least equal to your voluntary planned periodic premium, or $50, if less.

You should designate whether a payment is intended to be a loan repayment. If you do not so designate, we will treat the payment as a premium payment. We will allocate your repayment to the Fixed Account and the investment divisions, in the same proportion that net premiums are then allocated. If a Policy loan is outstanding, it may be better to repay the loan rather than to pay premiums, because the premium payment is subject to sales and premium tax charges, and the loan repayment is not subject to charges. (See "Charges and Deductions You Pay.")

Before taking a Policy loan you should consider the following:

.. Interest payments on loans are generally not deductible for tax purposes.

.. Under certain situations, Policy loans could be considered taxable distributions.


.. If you surrender your Policy or if we terminate your Policy, or at the Final
  Date, any outstanding loan amounts (plus accrued interest) will be taxed as a distribution. Generally, there will be federal income tax payable on the amount by which withdrawals and loans exceed the premiums paid to date. (See "Federal Tax Matters--Loans" below.) In addition, the amounts borrowed and withdrawn reduce the Policy's cash value and any remaining cash value of the Policy may be insufficient to pay the income tax on your gains.


.. A policy loan increases the chances of our terminating your policy due to insufficient cash value. We will terminate your Policy with no value if: (a) on a monthly anniversary your loans (plus accrued interest) exceed your cash value minus the monthly deduction; and (b) we tell you of the insufficiency and you do not make a sufficient payment within 61 days of the monthly anniversary.

.. Your Policy's death benefit will be reduced by any unpaid loan (plus accrued interest).

The amount taken from your Policy's cash value, as a result of a loan does not participate in the investment experience of the investment divisions. Therefore, loans can permanently affect the death benefit and cash value of the Policy, even if they are repaid.

POLICY TERMINATION AND REINSTATEMENT

TERMINATION

We will terminate your Policy without any cash surrender value if:

During the first three Policy years (we have increased this period from two years to three years), the total premiums paid as of such monthly anniversary (after taking account of partial withdrawals and outstanding Policy loans), are not equal to the minimum required premiums as of that date and (a) and (b) below occur.

(a) The cash surrender value is less than the monthly deduction; and

(b) We do not receive a sufficient premium payment within the 61-day grace period to cover the difference between the total premiums previously paid and the minimum required premiums.

After the first two Policy years (or after the first three Policy years if you have met the premium payment test described above in the third Policy year):

(a) The cash surrender value is less than the monthly deduction; and

(b) We do not receive a sufficient premium payment within the 61-day grace period to cover two monthly deductions. We will mail you notice if any grace period starts.

REINSTATEMENT

Upon your request, we will reinstate (put back in force) your Policy (without reinstating any amounts in a Policy loan account), subject to certain terms and conditions that the Policy provides. We must receive your request within 3 years (or any longer period provided by state law) after the end of the grace period and before the Final Date. You also must provide us:

.. A written application for reinstatement (the date we approve the application will be the effective date of the reinstatement).

.. Evidence of insurability that we find satisfactory.

.. An additional premium amount that the Policy prescribes for this purpose.

OPTIONAL BENEFITS YOU CAN ADD BY RIDER

You may be eligible for certain benefits provided by rider, subject to certain underwriting requirements and the payment of additional premiums. We will deduct any charges for the rider(s) as part of the monthly deduction. Some of these riders can be added only at the time you purchase your policy. Each rider contains important information, including limits and conditions that apply to the benefits. If you decide to purchase any of the riders, you should carefully review their provisions to be sure the benefit is something that you want. You should also consider:

.. That the addition of certain riders can restrict your ability to exercise certain rights under the Policy.

.. That the amount of benefits provided under the rider is not based on investment performance of a separate account; but, if the Policy terminates because of poor investment performance or any other reason, the riders generally will also terminate.

.. The tax consequences. You should also consult with your tax advisor before purchasing one of the riders.

Generally, we currently make the following benefits available by rider:

.. Disability Waiver of Monthly Deduction Benefit. This rider provides for the waiver of certain monthly deductions, including cost of insurance and monthly policy expense charges, upon proof of disability. An increase in specified face amount may not be covered by this rider. If not, the portion of the monthly deduction associated with the increase will continue to be deducted from the cash value, which if insufficient, could result in the Policy's termination. For this reason, it may be advantageous for the owner, at the time of total disability, to reduce the specified face amount to that covered by this rider.
.. Accidental Death Benefit. This rider provides additional death benefit coverage for an amount selected at issue upon proof of death of the insured if such death was caused by an accident.
.. Children's Term Insurance Benefit. This rider provides term insurance in an amount selected at issue upon proof of death for any insured child.
.. Spouse Term Insurance Benefit. This rider provides term insurance in an amount selected at issue upon proof of death of the insured's spouse.
.. Accelerated Death Benefit. This rider provides for early payment of a portion of the face amount of insurance upon proof of terminal illness of the insured resulting in a life expectancy of 12 months or less.

CHARGES AND DEDUCTIONS YOU PAY

[SIDEBAR: Carefully review the Fee Tables that set forth the charges that you pay under your Policy.]

The Policy charges compensate us for our expenses and risks. Our revenues from any particular charge may be more or less than any costs or expenses that charge may be intended primarily to cover. We may use our revenues from one charge to pay other costs and expenses in connection with the Policies. We may also profit from our revenues from all the charges combined. The following sets forth additional information about the Policy charges.

DEDUCTIONS FROM PREMIUMS


Sales charge: We deduct a 2.00% sales charge from each premium primarily to help pay the costs of compensating sales representatives and other expenses of distributing the Policies.


Charge for average expected state taxes attributable to premiums: We deduct 2.00% from each premium to reimburse us for the state premium taxes that we must pay on premiums we receive. Premium taxes vary from state to state and currently range from 0 to 3.5%. Our charge approximates the average tax rate we expect to pay on premiums we receive from all states.

Federal tax charge: We deduct 1.50% from each premium to reimburse us for the Federal income tax liability related to premiums.

TRANSFER CHARGE

We reserve the right to charge up to $25 per transfer among the investment divisions and to or from the Fixed Account, except for any transfers under the Automated Investment Strategies.

UNDERWRITING CHARGE


This charge applies only if you request an increase in your specified face amount. In that case, we deduct a one-time charge in the month you increase your specified face amount. The maximum amount we can charge is $5 for each $1,000 of specified face amount increase. However, currently we charge the lesser of $2,500 or $100 for the first $100,000 of face increase and $3 per thousand thereafter.


CHARGES INCLUDED IN THE MONTHLY DEDUCTION

The monthly deduction is taken from the Fixed Account and each investment division in which you have cash value in the same proportion as your cash value is allocated among these options at the beginning of the policy month. We deduct the monthly deductions as of each monthly anniversary beginning as of the Date of Policy.


Cost of term insurance: This charge varies monthly based on many factors. Each month, we determine the charge by multiplying your cost of insurance rates by the term insurance amount.


 . The term insurance amount is the death benefit at the beginning of the Policy month divided by a discount factor to account for an assumed return; minus the cash value at the beginning of the Policy month after deduction of all other applicable charges. Factors that affect the term insurance amount include the specified face amount, the cash value and the death benefit you choose (Generally, the term insurance amount will be higher for Options B and CI).

 . The term insurance rate is based on our expectations as to future experience, taking into account the insured's sex (if permitted by law), age and rate class. The rates will never exceed the guaranteed rates, which are based on certain 1980 Commissioners Standard Ordinary Mortality Tables and the insured's sex, age and smoking status. Our current rates are lower than the maximums in most cases. We review our rates periodically and may adjust them, but we will apply the same rates to everyone who has had their Policy for the same amount of time and who is the same age, sex and rate class. As a general rule, the cost of insurance rate increases each year you own your Policy, as the insured's age increases.

   . Rate class relates to the level of mortality risk we assume with respect to an insured. It can be the standard rate class, or one that is higher or lower (and, if the insured is 18 or older, we divide rate class by smoking status). The insured's rate class will affect your cost of term insurance. You can also have more than one rate class in effect, if the insured's rate class has changed and you change your specified face amount. A better rate class will lower the cost of term insurance on your entire Policy and a worse rate class will affect the portion of your cost of term insurance charge attributable to the specified face amount increase.


Administration charge: We make this monthly charge primarily to compensate us for expenses we incur in the administration of the Policy, and also, in the first year, our underwriting and start-up expenses.


In the first Policy year, we deduct $.25 per $1,000 of the specified face amount of your Policy per month, plus $5 per month for insureds age 17 and under, $15 per month for insureds age 18-49 and $20 per month for insureds age 50 and over. In the second and later Policy years, we deduct $5 per month for a specified face amount of $250,000 or more, $7 per month for a specified face amount between $100,000 and $249,999 and $9 per month for a specified face amount of less than $100,000.


MORTALITY AND EXPENSE RISK CHARGE


We make this daily charge primarily to compensate us for mortality risks that insureds may live for a shorter period than we expect; and expense risks that our issuing and administrative expenses may be higher than we expect.

We deduct an amount equal to an annual rate of .90% of the average daily value of the assets in our Separate Account on a daily basis.

SURRENDER CHARGE


If, during the first fifteen Policy years, or during the first fifteen years following a specified face amount increase, you surrender your Policy, reduce the face amount, or your Policy terminates for insufficient cash surrender value, we will deduct a surrender charge from the cash value. We make the surrender charge primarily to help pay the cost of compensating sales representatives and other expenses of distributing the Policies.


The surrender charge ranges from $1 to $40 per $1,000 of the highest level of specified face amount that your Policy has ever had. In determining the highest level of specified face amount, changes in specified face amount that are the result of a change in death benefit option are excluded. The exact amount of the surrender charge depends on the insured's age and death benefit option (at the time of Policy issue or at the time of any increase in specified face amount) and on the number of Policy years since issue or increase in specified face amount. The surrender charge during the first two Policy years, together with all premium expense charges deducted (other than the 2% state premium tax charge and that portion of the DAC tax charge that is not considered to be sales load) will not exceed the sum of (a) 30% of premium payments in aggregate amount less than or equal to one guideline annual premium, plus (b) 10% of premium payments in aggregate amount greater than one guideline annual premium but not more than two guideline annual premiums, plus (c) 9% of each premium payment in excess of two guideline annual premiums. The "guideline annual premium" is the level annual amount of premium that would be payable through the Final Date of a Policy for the specified face amount of the Policy if we fixed premiums as to both timing and amount based on 1980 Commissioners Standard Ordinary charges as set forth in the Policy and any Policy riders. A comparable limit applies to the surrender charge attributable to a specified face amount increase for a period of two years following the increase. To compute this limit for specified face amount increases, a portion of each premium paid after the increase will be attributed to the increase.

The surrender charges per thousand dollars of initial specified face amount (or per thousand dollars of a specified face amount increase you request) are as set forth on the following page:

[SIDEBAR: Surrender charges may apply when you surrender your Policy or if we terminate your Policy.]
Death Benefit
Option A:

                    POLICY YEARS SINCE ISSUE OR INCREASE
                -----------------------------------------------------------
      AGE AT
      ISSUE OR
      INCREASE  1   2   3   4   5   6   7   8   9   10  11  12  13  14  15
     ----------------------------------------------------------------------
        0-5     $3  $3  $3  $3  $3  $2  $2  $2  $2  $2  $1  $1  $1  $1  $1
        6-10     3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
       11-20     3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
       21-25     3   3   3   3   3   2   2   2   2   2   1   1   1   1   1
       26-30     4   4   3   3   3   3   3   2   2   2   2   1   1   1   1
       31-35     7   6   6   6   5   5   5   4   4   3   3   2   2   1   1
       36-40     8   7   7   7   6   6   5   5   4   4   3   3   2   1   1
       41-44    10   9   8   8   7   7   6   6   5   4   4   3   2   2   1
       45-50    12  12  11  10  10   9   8   7   7   6   5   4   3   2   1
       51-54    15  15  14  13  12  11  10   9   8   7   6   5   4   3   1
       55-59    18  17  16  15  14  13  12  11  10   9   8   6   5   3   2
       60-69    22  21  20  18  17  16  15  13  12  11   9   7   6   4   2
       70-79    22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
        80      22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

Death Benefit
Option B:

                    POLICY YEARS SINCE ISSUE OR INCREASE
                -----------------------------------------------------------
      AGE AT
      ISSUE OR
      INCREASE  1   2   3   4   5   6   7   8   9   10  11  12  13  14  15
     ----------------------------------------------------------------------
        0-5     $4  $4  $3  $3  $3  $3  $3  $2  $2  $2  $2  $1  $1  $1  $1
        6-10     4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
       11-20     5   5   5   4   4   4   3   3   3   2   2   2   1   1   1
       21-25     7   7   6   6   6   5   5   4   4   3   3   2   2   1   1
       26-30    10   8   7   7   7   6   6   5   4   4   3   3   2   1   1
       31-35    12  12  11  10  10   9   8   7   6   5   4   4   3   2   1
       36-40    15  14  13  12  12  11  10   9   8   7   6   5   4   3   1
       41-44    20  20  19  18  17  16  14  13  12  10   9   7   5   4   2
       45-50    24  24  24  22  21  19  17  16  14  12  10   8   6   4   2
       51-54    27  27  26  24  23  21  19  18  16  14  12  10   7   5   3
       55-59    30  29  27  25  24  22  20  18  16  14  12  10   8   5   3
       60-69    32  30  29  27  25  23  22  20  18  15  13  11   8   6   3
       70-79    36  34  33  31  29  27  25  23  20  18  16  13  10   7   4
        80      40  38  36  34  32  30  28  26  24  22  19  17  14  11   6

Death Benefit
Option C:

                    POLICY YEARS SINCE ISSUE OR INCREASE
                -----------------------------------------------------------
      AGE AT
      ISSUE OR
      INCREASE  1   2   3   4   5   6   7   8   9   10  11  12  13  14  15
     ----------------------------------------------------------------------
        0-5     $4  $4  $3  $3  $3  $3  $3  $2  $2  $2  $2  $1  $1  $1  $1
        6-10     4   4   4   4   3   3   3   3   2   2   2   1   1   1   1
       11-20     4   4   4   4   4   3   3   3   3   2   2   2   1   1   1
       21-25     5   5   5   5   5   4   4   3   3   3   2   2   2   1   1
       26-30     7   6   5   5   5   5   5   4   3   3   3   2   2   1   1
       31-35    10   9   9   8   8   7   7   6   5   4   4   3   3   2   1
       36-40    12  11  10  10   9   9   8   7   6   6   5   4   3   2   1
       41-44    15  15  14  13  12  12  10  10   9   7   7   5   4   3   2
       45-50    18  18  18  16  16  14  13  12  11   9   8   6   5   3   2
       51-54    21  21  20  19  18  16  15  14  12  11   9   8   6   4   2
       55-59    24  23  22  20  19  18  16  15  13  12  10   8   7   4   3
       60-64    27  26  25  23  21  20  19  17  15  13  11   9   7   5   3
       65-69    22  22  20  18  17  16  15  13  12  11   9   7   6   4   2
       70-79    22  21  20  18  17  16  15  13  12  11   9   8   6   4   2
       80       22  21  20  18  17  16  15  14  13  12  10   9   8   6   3

CHARGES FOR OPTIONAL BENEFITS


We charge for the cost of any additional benefits you can add by rider as described in the rider form.

CHARGES AND EXPENSES OF THE SEPARATE ACCOUNT AND THE PORTFOLIOS

Charges for Income Taxes: In general, we don't expect to incur federal, state or local taxes upon the earnings or realized capital gains attributable to the assets in the Separate Account relating to the Policies' cash value. If we do incur such taxes, we reserve the right to charge the cash value allocated to the Separate Account for these taxes.

Portfolio Expenses: There are daily charges against each Portfolio's assets for investment advisory services and fund operating expenses. These are described under "Fee Table--Annual Portfolio Operating Expenses" in this prospectus as well as in the Fund prospectuses attached to this prospectus.

FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy.



INSURANCE PROCEEDS

[SIDEBAR: You should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy.]

.. Generally excludable from your beneficiary's gross income.

.. The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

.. If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

.. Whether or not any federal estate tax is due is based on a number of factors, including the estate size.


.. The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.


CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

.. You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution on the Final Date. In these cases, you are generally permitted to take withdrawals up to the amount of premiums paid without any tax consequences. However, withdrawals will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

.. There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.



SPLIT DOLLAR INSURANCE PLANS



The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.





The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.



Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


LOANS

.. Loan amounts received will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

.. Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

.. If your Policy terminates (upon surrender, cancellation, lapse, the Final
  Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If your Policy is considered a modified endowment contract:

.. The death benefit will still generally be income tax free to your beneficiary, as discussed above.

.. Amounts withdrawn or distributed before the insured's death, including loans, assignments and pledges, are (to the extent of any gains in your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.

.. You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

.. Possible taxation of cash value transfers.

.. Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

.. Possible limits on the number of investment funds available or the frequency of transfers among them.

.. Possible changes in the tax treatment of Policy benefits and rights.


FOREIGN TAX CREDITS



To the extent permitted under the federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.


RIGHTS WE RESERVE

We reserve the right to make certain changes if we believe the changes are in the best interest of our Policy owners or would help carry out the purposes of the Policy. We will make these changes in the manner permitted by applicable law and only after getting any necessary owner and regulatory approval. We will notify you of any changes that result in a material change in the underlying investments in the investment divisions, and you will have a chance to transfer out of the affected division (without charge). Some of the changes we may make include:

.. Operating the Separate Account in any other form that is permitted by applicable law.

.. Changes to obtain or continue exemptions from the 1940 Act.

.. Transferring assets among investment divisions or to other separate accounts, or our general account or combining or removing investment divisions from the Separate Account.

.. Substituting Fund shares in an investment division for shares of another portfolio of a Fund or another fund or investment permitted by law.

.. Changing the way we assess charges without exceeding the aggregate amount of the Policy's guaranteed maximum charges.

.. Making any necessary technical changes to the Policy to conform it to the changes we have made.

OTHER POLICY PROVISIONS

[SIDEBAR: Carefully review your Policy which contains a full discussion of all its provisions.]

You should read your Policy for a full discussion of its provisions. The following is a brief discussion of some of the provisions that you should consider:

"FREE LOOK" PERIOD TO CANCEL YOUR POLICY

You can return the Policy during this period. The period is the later of:

.. 10 days after you receive the Policy (unless state law requires your Policy to specify a longer specified period); and

.. 45 days after we receive Part A of the completed application.

If you return your Policy, we will send you a complete refund of any premiums paid (or cash value plus any charges deducted if state law requires) within seven days. You have a smiliar free look period with respect to any specified face amount increase you request. If you exercise this right, we will restore your policy values to what they would have been if you had never requested the increase.


SUICIDE

If the insured commits suicide within the first two Policy years (or any different period provided by state law), your beneficiary will receive all premiums paid (without interest), less any outstanding loans (plus accrued interest) and withdrawals taken. Similarly, we will pay the beneficiary only the cost of any increase in specified face amount if the insured commits suicide within two years of such increase.

ASSIGNMENT AND CHANGE OF OWNERSHIP

You can assign your Policy as collateral if you notify us in writing. The assignment or release of the assignment is effective when it is recorded at the Designated Office. We are not responsible for determining the validity of the assignment or its release. Also, there could be serious adverse tax consequences to you or your beneficiary, so you should consult with your tax adviser before making any change of ownership or other assignment.

PAYMENT AND DEFERMENT

[SIDEBAR: Under certain situations, we may defer payments.]

Generally, we will pay or transfer amounts from the Separate Account within seven days after the Date of Receipt of all necessary documentation required for such payment or transfer. We can defer this if:

.. The New York Stock Exchange has an unscheduled closing.

.. There is an emergency so that we could not reasonably determine the investment experience of a Policy.

.. The Securities and Exchange Commission by order permits us to do so for the protection of Policy owners (provided that the delay is permitted under New York State insurance law and regulations).

.. With respect to the insurance proceeds, if entitlement to a payment is being questioned or is uncertain.

.. We are paying amounts attributable to a check. In that case we can wait for a reasonable time (15 days or less) to let the check clear.

We currently pay interest on the amount of insurance proceeds at 3% per year (or higher if state law requires) from the date of death until the date we pay the benefit.

DIVIDENDS

The Policy is "nonparticipating," which means it is not eligible for dividends from us and does not share in any distributions of our surplus.

EXCHANGE PRIVILEGE

If you decide that you no longer want to take advantage of the investment divisions in the Separate Account, you may transfer all of your money into the Fixed Account. There is currently no charge on transfers. Even if we do have a transfer charge in the future, such charge will never be imposed on a transfer of your entire cash value (or the cash value attributable to a specified face amount increase) to the Fixed Account within the first 24 Policy months (or within 24 Policy months after a specified face amount increase you have requested, as applicable). In some states, however, we implement this by permitting you, without charge, to exchange your Policy (or the portion attributable to a specified face amount increase) to a flexible premium fixed benefit life insurance policy, which we make available.

SALES AND ADMINISTRATION OF THE POLICIES

[SIDEBAR: We perform the sales and administrative services for the Policies.]

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc.

DISTRIBUTING THE POLICIES

We sell the Policies through licensed life insurance sales representatives:

.. Registered through us.

.. Registered through other broker-dealers, including a wholly owned subsidiary.

COMMISSIONS


We pay commissions to sales representatives (or the broker-dealers through which they are registered) for the sale of our products. The commissions do not result in a charge against the Policy in addition to the charges already described elsewhere in this prospectus. Maximum commissions are:


.. First Policy Year:

.. The lesser of 60% of the Option A target premium; plus

.. 3% of the excess of the premium paid over the Option A target premium; or

.. $40 per $1000 of face amount of insurance issued.

.. Policy Years 2-4: 5% of premiums paid in the Policy year.

.. Policy Years 5-10: A servicing fee of 2% of premiums paid in the Policy year.

.. Policy Years 11 and later: A servicing fee of 1% of premiums paid in the Policy year.

We also pay the sales manager of a sales representative employed by us an override commission based on many factors including the commissions paid to the representative who sold the Policy and to other representatives the sales manager supervises.

We may require all or part of the commissions to be returned to us if you do not continue your Policy for at least 2 years.

LEGAL PROCEEDINGS

MetLife, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, MetLife believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on it or the Separate Account.


RESTRICTIONS ON FINANCIAL TRANSACTIONS



Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about your account to government regulators.



EXPERTS



The financial statements included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Suite 1200, Tampa, Florida 33602.


FINANCIAL STATEMENTS


The financial statements of the Separate Account are attached to this prospectus. You can find the financial statements of MetLife in the Statement of Additional Information referred to on the page following the Glossary. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.

GLOSSARY

AGE. The age of an insured refers to the insured's age at his or her nearest birthday.

DATE OF RECEIPT. The Date of Receipt is the day your requests, instructions and notifications are received in our Designated Office.

LOAN ACCOUNT. The account to which cash value from the Separate Account or the Fixed Account is transferred when you take a Policy loan.

PREMIUMS. Premiums include all payments you make under your Policy, whether a planned periodic premium payment or an unscheduled premium payment.

RIDER. A rider is an optional, additional benefit or increase in coverage that you can add to your Policy.

SPECIFIED FACE AMOUNT. The specified face amount is the base amount of insurance coverage under your Policy.

YOU.  "You" refers to the Policy Owner.

Additional information about the Policy and the Separate Account can be found in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information, without charge, by calling 800 MET 5000, or by logging on to our website at www.metlife.com.





For current information about your Policy values, for transfers and premium reallocations, to change or update Policy information such as your billing address, billing mode, beneficiary or ownership, for information about other Policy transactions, and to ask questions about your Policy, you may call our TeleService Center at 800 MET 5000.



You may also obtain, without charge, personalized illustrations of death benefits, cash surrender values and cash values by contacting your MetLife representative.


This prospectus incorporates by reference all of the information contained in the Statement of Additional Information, which is legally part of this prospectus.

Information about the Policy and the Separate Account, including the Statement of Additional Information, is available for viewing and copying at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 202-942-8090. The Statement of Additional Information, reports and other information about the Separate Account are available on the SEC Internet site as www.sec.gov. Copies of this information may be obtained upon payment of a duplicating fee, by writing to the SEC's Public Reference Section at 450 Fifth Street, NW, Washington, DC 20549-0102.

MetLife was formed under the laws of New York State in 1868. MetLife Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and group customers. The MetLife companies serve approximately 9 million individual households in the United States and companies and institutions with over 33 million employees and members. It also has international insurance operations in 12 countries. For more information about MetLife, please visit our website at www.metlife.com.

FILE NO. 811-6025

                         INDEPENDENT AUDITORS' REPORT

To the Policyholders of
Metropolitan Life Separate Account UL
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statement of assets and liabilities of each of the sub-accounts (as disclosed in Note 1 to the financial statements) comprising Metropolitan Life Separate Account UL (the "Separate Account") of Metropolitan Life Insurance Company as of December 31, 2002, and the related statements of operations and changes in net assets for each of the periods in the three years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and the depositors of the Separate Account. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts comprising Metropolitan Life Separate Account UL of Metropolitan Life Insurance Company as of December 31, 2002, and the results of their operations and changes in net assets for each of the periods in the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Tampa, Florida

March 26, 2003

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                              Metropolitan Fund
                                                  --------------------------------------------------------------------------
                                                    State Street   State Street   State Street                    Putnam
                                                      Research       Research       Research        MetLife    International
                                                  Investment Trust Diversified  Aggressive Growth Stock Index      Stock
                                                     Portfolio      Portfolio       Portfolio      Portfolio     Portfolio
                                                  ---------------- ------------ ----------------- ------------ -------------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (14,474,724 shares; cost $440,761,220)..........   $276,756,720   $         --   $         --    $         --  $        --
State Street Research Diversified Portfolio
 (18,221,054 shares; cost $300,082,589)..........             --    238,149,180             --              --           --
State Street Research Aggressive Growth Portfolio
 (10,255,141 shares; cost $252,928,964)..........             --             --    130,753,042              --           --
MetLife Stock Index Portfolio
 (13,911,433 shares; cost $442,239,598)..........             --             --             --     325,666,649           --
Putnam International Stock Portfolio
 (4,241,422 shares; cost $49,020,108)............             --             --             --              --   32,913,436
Janus Mid Cap Portfolio
 (11,349,518 shares; cost $227,150,552)..........             --             --             --              --           --
T. Rowe Price Small Cap Growth Portfolio
 (4,570,520 shares; cost $56,451,446)............             --             --             --              --           --
Scudder Global Equity Portfolio
 (2,273,932 shares; cost $27,906,569)............             --             --             --              --           --
Harris Oakmark Large Cap Value Portfolio
 (2,397,225 shares; cost $25,848,040)............             --             --             --              --           --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,432,018 shares; cost $19,895,280)............             --             --             --              --           --
T. Rowe Price Large Cap Growth Portfolio
 (2,468,024 shares; cost $27,759,151)............             --             --             --              --           --
Lehman Brothers Aggregate Bond Index Portfolio
 (4,841,080 shares; cost $50,327,819)............             --             --             --              --           --
Morgan Stanley EAFE Index Portfolio
 (1,843,069 shares; cost $15,649,298)............             --             --             --              --           --
Russell 2000 Index Portfolio
 (1,794,610 shares; cost $17,132,177)............             --             --             --              --           --
Putnam Large Cap Growth Portfolio
 (1,449,674 shares; cost $7,190,171).............             --             --             --              --           --
State Street Research Aurora Portfolio
 (2,626,537 shares; cost $34,513,109)............             --             --             --              --           --
MetLife Mid Cap Stock Index Portfolio
 (1,752,987 shares; cost $17,286,892)............             --             --             --              --           --
Janus Growth Portfolio
 (374,303 shares; cost $2,471,214)...............             --             --             --              --           --
Franklin Templeton Small Cap Growth Portfolio
 (197,810 shares; cost $1,523,267)...............             --             --             --              --           --
State Street Research Large Cap Value Portfolio
 (23,763 shares; cost $192,091)..................             --             --             --              --           --
Janus Fund
Janus Aspen Growth Portfolio
 (148,078 shares; cost $3,022,525)...............             --             --             --              --           --
Invesco Fund
Invesco VIF High Yield Portfolio
 (70,674 shares; cost $517,831)..................             --             --             --              --           --
Invesco VIF Equity Income Portfolio
 (8,467 shares; cost $152,250)...................             --             --             --              --           --
Invesco VIF Real Estate Opportunity Portfolio
 (17,086 shares; cost $174,935)..................             --             --             --              --           --
Franklin Fund
Franklin Templeton International Stock Portfolio
 (274,662 shares; cost $3,092,787)...............             --             --             --              --           --
Franklin Templeton Valuemark Small Cap Portfolio
 (63,068 shares; cost $980,915)..................             --             --             --              --           --
                                                    ------------   ------------   ------------    ------------  -----------
Total Investments................................    276,756,720    238,149,180    130,753,042     325,666,649   32,913,436
Cash and Accounts Receivable.....................        223,249             --         62,576         561,314       52,662
                                                    ------------   ------------   ------------    ------------  -----------
Total assets.....................................    276,979,969    238,149,180    130,815,618     326,227,963   32,966,098
LIABILITIES:
Due to Metropolitan Life Insurance Company.......             --        128,827             --              --           --
                                                    ------------   ------------   ------------    ------------  -----------
NET ASSETS.......................................   $276,979,969   $238,020,353   $130,815,618    $326,227,963  $32,966,098
                                                    ============   ============   ============    ============  ===========
Outstanding Units (In Thousands).................         15,060         12,268         11,447          22,140        3,296
Unit Values......................................       $8.11 to       $9.78 to       $8.32 to        $7.48 to     $7.78 to
                                                          $25.66         $25.64         $12.09          $23.03       $10.91


                      See Notes to Financial Statements.

                                              Metropolitan Fund
--------------------------------------------------------------------------------------------------------------
               T. Rowe                                    Neuberger      T. Rowe                     Morgan
   Janus     Price Small    Scudder    Harris Oakmark  Berman Partners Price Large Lehman Brothers  Stanley
  Mid Cap    Cap Growth  Global Equity    Large Cap     Mid Cap Value  Cap Growth  Aggregate Bond  EAFE Index
 Portfolio    Portfolio    Portfolio   Value Portfolio    Portfolio     Portfolio  Index Portfolio Portfolio
------------ ----------- ------------- --------------- --------------- ----------- --------------- -----------

$         -- $        --  $        --    $        --     $        --   $        --   $        --   $        --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

 118,148,481          --           --             --              --            --            --            --

          --  39,809,233           --             --              --            --            --            --

          --          --   20,419,906             --              --            --            --            --

          --          --           --     23,037,333              --            --            --            --

          --          --           --             --      18,272,550            --            --            --

          --          --           --             --              --    21,990,092            --            --

          --          --           --             --              --            --    54,074,866            --

          --          --           --             --              --            --            --    13,380,681

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --

          --          --           --             --              --            --            --            --
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
 118,148,481  39,809,233   20,419,906     23,037,333      18,272,550    21,990,092    54,074,866    13,380,681
     871,094      70,855       56,027         35,221          13,272       104,793            --       115,391
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
 119,019,575  39,880,088   20,475,933     23,072,554      18,285,822    22,094,885    54,074,866    13,496,072
          --          --           --             --              --            --        28,578            --
------------ -----------  -----------    -----------     -----------   -----------   -----------   -----------
$119,019,575 $39,880,088  $20,475,933    $23,072,554     $18,285,822   $22,094,885   $54,046,288   $13,496,072
============ ===========  ===========    ===========     ===========   ===========   ===========   ===========
      11,521       4,261        1,978          2,346           1,567         2,853         4,147         2,044
    $4.22 to    $9.05 to     $9.90 to       $9.23 to       $10.24 to      $6.35 to     $12.43 to      $5.76 to
      $12.07      $10.04       $11.03         $11.71          $14.13         $9.27        $13.19         $7.53

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                      Metropolitan Fund
                                                  ----------------------------------------------------------
                                                                                        MetLife
                                                    Russell    Putnam    State Street   Mid Cap
                                                     2000     Large Cap    Research      Stock      Janus
                                                     Index     Growth       Aurora       Index     Growth
                                                   Portfolio  Portfolio   Portfolio    Portfolio  Portfolio
                                                  ----------- ---------- ------------ ----------- ----------
ASSETS:
Investments at Value:
Metropolitan Fund
State Street Research Investment Trust Portfolio
 (14,474,724 shares; cost $440,761,220).......... $        -- $       -- $        --  $        -- $       --
State Street Research Diversified Portfolio
 (18,221,054 shares; cost $300,082,589)..........          --         --          --           --         --
State Street Research Aggressive Growth Portfolio
 (10,255,141 shares; cost $252,928,964)..........          --         --          --           --         --
MetLife Stock Index Portfolio
 (13,911,433 shares; cost $442,239,598)..........          --         --          --           --         --
Putnam International Stock Portfolio
 (4,241,422 shares; cost $49,020,108)............          --         --          --           --         --
Janus Mid Cap Portfolio
 (11,349,518 shares; cost $227,150,552)..........          --         --          --           --         --
T. Rowe Price Small Cap Growth Portfolio
 (4,570,520 shares; cost $56,451,446)............          --         --          --           --         --
Scudder Global Equity Portfolio
 (2,273,932 shares; cost $27,906,569)............          --         --          --           --         --
Harris Oakmark Large Cap Value Portfolio
 (2,397,225 shares; cost $25,848,040)............          --         --          --           --         --
Neuberger Berman Partners Mid Cap Value Portfolio
 (1,432,018 shares; cost $19,895,280)............          --         --          --           --         --
T. Rowe Price Large Cap Growth Portfolio
 (2,468,024 shares; cost $27,759,151)............          --         --          --           --         --
Lehman Brothers Aggregate Bond Index Portfolio
 (4,841,080 shares; cost $50,327,819)............          --         --          --           --         --
Morgan Stanley EAFE Index Portfolio
 (1,843,069 shares; cost $15,649,298)............          --         --          --           --         --
Russell 2000 Index Portfolio
 (1,794,610 shares; cost $17,132,177)............  14,805,534         --          --           --         --
Putnam Large Cap Growth Portfolio
 (1,449,674 shares; cost $7,190,171).............          --  5,204,328          --           --         --
State Street Research Aurora Portfolio
 (2,626,537 shares; cost $34,513,109)............          --         --  29,075,760           --         --
MetLife Mid Cap Stock Index Portfolio
 (1,752,987 shares; cost $17,286,892)............          --         --          --   15,548,990         --
Janus Growth Portfolio
 (374,303 shares; cost $2,471,214)...............          --         --          --           --  2,032,467
Franklin Templeton Small Cap Growth Portfolio
 (197,810 shares; cost $1,523,267)...............          --         --          --           --         --
State Street Research Large Cap Value Portfolio
 (23,763 shares; cost $192,091)..................          --         --          --           --         --
Janus Fund
Janus Aspen Growth Portfolio
 (148,078 shares; cost $3,022,525)...............          --         --          --           --         --
Invesco Fund
Invesco VIF High Yield Portfolio
 (70,674 shares; cost $517,831)..................          --         --          --           --         --
Invesco VIF Equity Income Portfolio
 (8,467 shares; cost $152,250)...................          --         --          --           --         --
Invesco VIF Real Estate Opportunity Portfolio
 (17,086 shares; cost $174,935)..................          --         --          --           --         --
Franklin Fund
Franklin Templeton International Stock Portfolio
 (274,662 shares; cost $3,092,787)...............          --         --          --           --         --
Franklin Templeton Valuemark Small Cap Portfolio
 (63,068 shares; cost $980,915)..................          --         --          --           --         --
                                                  ----------- ---------- -----------  ----------- ----------
Total Investments................................  14,805,534  5,204,328  29,075,760   15,548,990  2,032,467
Cash and Accounts Receivable.....................      23,000     48,385          --       18,967     12,817
                                                  ----------- ---------- -----------  ----------- ----------
Total assets.....................................  14,828,534  5,252,713  29,075,760   15,567,957  2,045,284
LIABILITIES:
Due to Metropolitan Life Insurance...............          --         --      15,202           --         --
                                                  ----------- ---------- -----------  ----------- ----------
NET ASSETS....................................... $14,828,534 $5,252,713 $29,060,558  $15,567,957 $2,045,284
                                                  =========== ========== ===========  =========== ==========
Outstanding Units (In Thousands).................       1,614      1,463       2,599        1,762        381
Unit Values......................................    $7.43 to   $3.51 to   $10.30 to     $8.18 to   $5.35 to
                                                        $9.99      $3.79      $11.25        $8.98      $5.43

                      See Notes to Financial Statements.

   Metropolitan Fund    Janus Fund            Invesco Fund                  Franklin Fund
----------------------- ---------- ----------------------------------- -----------------------
Franklin   State Street                                                  Franklin    Franklin
Templeton    Research     Janus    Invesco VIF Invesco VIF Invesco VIF   Templeton   Templeton
Small Cap   Large Cap     Aspen       High       Equity    Real Estate International Valuemark
 Growth       Value       Growth      Yield      Income    Opportunity     Stock     Small Cap
Portfolio   Portfolio   Portfolio   Portfolio   Portfolio   Portfolio    Portfolio   Portfolio
---------  ------------ ---------- ----------- ----------- ----------- ------------- ---------
$       --  $      --   $       --  $     --    $     --    $     --    $       --   $     --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
        --         --           --        --          --          --            --         --
 1,267,960         --           --        --          --          --            --         --
        --    188,913           --        --          --          --            --         --
        --         --    2,163,422        --          --          --            --         --
        --         --           --   475,634          --          --            --         --
        --         --           --        --     125,063          --            --         --
        --         --           --        --          --     179,233            --         --
        --         --           --        --          --          --     2,612,034         --
        --         --           --        --          --          --            --    800,968
----------  ---------   ----------  --------    --------    --------    ----------   --------
 1,267,960    188,913    2,163,422   475,634     125,063     179,233     2,612,034    800,968
        --         --           --        --          --          --            --         --
----------  ---------   ----------  --------    --------    --------    ----------   --------
 1,267,960    188,913    2,163,422   475,634     125,063     179,233     2,612,034    800,968

     2,227        328           --        --          --          --            --         --
----------  ---------   ----------  --------    --------    --------    ----------   --------
$1,265,733  $ 188,585   $2,163,422  $475,634    $125,063    $179,233    $2,612,034   $800,968
==========  =========   ==========  ========    ========    ========    ==========   ========
       198         23          354        65          15          14           344        163
  $6.31 to   $7.96 to        $6.10     $7.37       $7.94      $12.82         $7.57      $4.93
     $6.41      $8.00

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                              Zenith Fund
                                                           -------------------------------------------------
                                                                            Loomis                    MFS
                                                               Davis     Sayles Small Alger Equity Investors
                                                           Venture Value     Cap         Growth      Trust
                                                             Portfolio    Portfolio    Portfolio   Portfolio
                                                           ------------- ------------ ------------ ---------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................  $13,415,133   $       --   $       --  $      --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................           --    2,404,640           --         --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................           --           --    2,982,730         --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................           --           --           --    690,536
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................           --           --           --         --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................           --           --           --         --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................           --           --           --         --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................           --           --           --         --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................           --           --           --         --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................           --           --           --         --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................           --           --           --         --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................           --           --           --         --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................           --           --           --         --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................           --           --           --         --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................           --           --           --         --
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................           --           --           --         --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................           --           --           --         --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................           --           --           --         --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................           --           --           --         --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................           --           --           --         --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................           --           --           --         --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................           --           --           --         --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................           --           --           --         --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................           --           --           --         --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................           --           --           --         --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................           --           --           --         --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................           --           --           --         --
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................           --           --           --         --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................           --           --           --         --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................           --           --           --         --
                                                            -----------   ----------   ----------  ---------
Total Investments.........................................   13,415,133    2,404,640    2,982,730    690,536
Cash and Accounts Receivable..............................       15,059        3,753           --      3,357
                                                            -----------   ----------   ----------  ---------
Total assets..............................................   13,430,192    2,408,393    2,982,730    693,893
LIABILITIES:
Due to Metropolitan Life Insurance Company................           --           --           --         --
                                                            -----------   ----------   ----------  ---------
NET ASSETS................................................  $13,430,192   $2,408,393   $2,982,730  $ 693,893
                                                            ===========   ==========   ==========  =========
Outstanding Units (In Thousands)..........................          901           18          589        104
Unit Values...............................................     $7.48 to     $6.80 to        $5.06   $6.54 to
                                                                 $21.70      $150.51                   $6.84

                      See Notes to Financial Statements.

                                                 Zenith Fund
-------------------------------------------------------------------------------------------------------------
   MFS    State Street     FI                    Salomon Brothers                  State Street      FI
Research    Research   Structured Harris Oakmark  Strategic Bond  Salomon Brothers   Research      Mid Cap
Managers  Bond Income    Equity   Focused Value   Opportunities   U.S. Government  Money Market Opportunities
Portfolio  Portfolio   Portfolio    Portfolio       Portfolio        Portfolio      Portfolio     Portfolio
--------- ------------ ---------- -------------- ---------------- ---------------- ------------ -------------

$      -- $        --  $      --   $        --      $       --       $       --    $        --    $      --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
  313,368          --         --            --              --               --             --           --
       --  93,228,177         --            --              --               --             --           --
       --          --     93,104            --              --               --             --           --
       --          --         --    12,905,272              --               --             --           --
       --          --         --            --       2,176,655               --             --           --
       --          --         --            --              --        4,368,173             --           --
       --          --         --            --              --               --     30,778,444           --

       --          --         --            --              --               --             --      168,076
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --

       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
       --          --         --            --              --               --             --           --
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
  313,368  93,228,177     93,104    12,905,272       2,176,655        4,368,173     30,778,444      168,076
      972          --         --            --              --               --         32,169           --
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
  314,340  93,228,177     93,104    12,905,272       2,176,655        4,368,173     30,810,613      168,076
       --      70,245        206        26,739           2,992            2,763             --          207
--------- -----------  ---------   -----------      ----------       ----------    -----------    ---------
$ 314,340 $93,157,932  $  92,898   $12,878,533      $2,173,663       $4,365,410    $30,810,613    $ 167,869
========= ===========  =========   ===========      ==========       ==========    ===========    =========
       47       5,564         12            76             177              340          1,981           21
 $5.29 to   $12.18 to   $6.59 to    $167.13 to       $12.12 to        $12.72 to      $13.09 to     $8.14 to
    $6.86      $25.85      $8.32       $169.65          $12.30           $12.91         $15.93        $8.19

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002



                                                                          Alliance Fund
                                                           -------------------------------------------
                                                              Alliance     Alliance Premier  Alliance
                                                           Growth & Income      Growth      Technology
                                                              Portfolio       Portfolio     Portfolio
                                                           --------------- ---------------- ----------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................   $       --        $    --       $    --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................           --             --            --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................           --             --            --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................           --             --            --
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................           --             --            --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................           --             --            --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................           --             --            --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................           --             --            --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................           --             --            --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................           --             --            --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................           --             --            --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................           --             --            --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................    1,191,135             --            --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................           --         42,227            --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................           --             --        18,230
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................           --             --            --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................           --             --            --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................           --             --            --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................           --             --            --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................           --             --            --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................           --             --            --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................           --             --            --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................           --             --            --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................           --             --            --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................           --             --            --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................           --             --            --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................           --             --            --
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................           --             --            --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................           --             --            --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................           --             --            --
                                                             ----------        -------       -------
Total Investments.........................................    1,191,135         42,227        18,230
Cash and Accounts Receivable..............................           --             --            --
                                                             ----------        -------       -------
Total assets..............................................    1,191,135         42,227        18,230
LIABILITIES:
Due to Metropolitan Life Insurance Company................           --             --            --
                                                             ----------        -------       -------
NET ASSETS................................................   $1,191,135        $42,227       $18,230
                                                             ==========        =======       =======
Outstanding Units (In Thousands)..........................          150              9             6
Unit Values...............................................        $7.92          $4.94         $3.16

                      See Notes to Financial Statements.

             Fidelity Fund                             American Fund                  Met Investors Fund
--------------------------------------- -------------------------------------------- --------------------
             Fidelity VIP                              American Funds American Funds    JPM       MFS
Fidelity VIP Asset Manager Fidelity VIP American Funds    Growth-         Global     Enhanced   Mid Cap
 Contrafund     Growth        Growth        Growth         Income       Small Cap      Index    Growth
 Portfolio     Portfolio    Portfolio     Portfolio      Portfolio      Portfolio    Portfolio Portfolio
------------ ------------- ------------ -------------- -------------- -------------- --------- ----------
  $     --     $     --      $     --     $       --     $       --     $       --    $   --   $       --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
   249,221           --            --             --             --             --        --           --
        --      130,875            --             --             --             --        --           --
        --           --       133,611             --             --             --        --           --
        --           --            --      9,642,419             --             --        --           --
        --           --            --             --      8,268,707             --        --           --
        --           --            --             --             --      2,022,713        --           --
        --           --            --             --             --             --     7,765           --
        --           --            --             --             --             --        --    1,366,781
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
        --           --            --             --             --             --        --           --
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
   249,221      130,875       133,611      9,642,419      8,268,707      2,022,713     7,765    1,366,781
        --           --            --        349,603        138,794         10,200        --        6,216
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
   249,221      130,875       133,611      9,992,022      8,407,501      2,032,913     7,765    1,372,997
        --           --            --             --             --             --        --           --
  --------     --------      --------     ----------     ----------     ----------    ------   ----------
  $249,221     $130,875      $133,611     $9,992,022     $8,407,501     $2,032,913    $7,765   $1,372,997
  ========     ========      ========     ==========     ==========     ==========    ======   ==========
        35           20            28            221            287            203         1          294
     $7.16        $6.50         $4.72      $44.64 to      $28.98 to       $9.90 to     $6.09     $4.62 to
                                              $45.32         $29.42         $10.05                  $4.69

                     Metropolitan Life Separate Account UL

                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 2002


                                                                          Met Investors Fund
                                                           -------------------------------------------------
                                                                MFS                              Lord Abbett
                                                             Research       PIMCO       PIMCO       Bond
                                                           International Total Return Innovation  Debenture
                                                             Portfolio    Portfolio   Portfolio   Portfolio
                                                           ------------- ------------ ---------- -----------
ASSETS:
Investments at Value:
Zenith Fund
Davis Venture Value Portfolio
 (691,858 shares; cost $15,908,944).......................   $      --    $       --  $       -- $       --
Loomis Sayles Small Cap Portfolio
 (17,312 shares; cost $2,876,139).........................          --            --          --         --
Alger Equity Growth Portfolio
 (215,204 shares; cost $3,971,211)........................          --            --          --         --
MFS Investors Trust Portfolio
 (101,400 shares; cost $764,507)..........................          --            --          --         --
MFS Research Managers Portfolio
 (45,747 shares; cost $372,528)...........................          --            --          --         --
State Street Research Bond Income Portfolio
 (826,931 shares; cost $87,823,814).......................          --            --          --         --
FI Structured Equity Portfolio
 (745 shares; cost $99,856)...............................          --            --          --         --
Harris Oakmark Focused Value Portfolio
 (76,214 shares; cost $13,563,953)........................          --            --          --         --
Salomon Brothers Strategic Bond Opportunities Portfolio
 (190,267 shares; cost $2,109,683)........................          --            --          --         --
Salomon Brothers U.S. Government Portfolio
 (353,985 shares; cost $4,286,785)........................          --            --          --         --
State Street Research Money Market Portfolio
 (307,784 shares; cost $30,778,444).......................          --            --          --         --
FI Mid Cap Opportunities Portfolio
 (20,522 shares; cost $164,318)...........................          --            --          --         --
Alliance Fund
Alliance Growth & Income Portfolio
 (72,234 shares; cost $1,301,223).........................          --            --          --         --
Alliance Premier Growth Portfolio
 (2,442 shares; cost $53,408).............................          --            --          --         --
Alliance Technology Portfolio
 (1,827 shares; cost $29,944).............................          --            --          --         --
Fidelity Fund
Fidelity VIP Contrafund Portfolio
 (13,884 shares; cost $278,912)...........................          --            --          --         --
Fidelity VIP Asset Manager Growth Portfolio
 (12,818 shares; cost $152,436)...........................          --            --          --         --
Fidelity VIP Growth Portfolio
 (5,757 shares; cost $177,657)............................          --            --          --         --
American Fund
American Funds Growth Portfolio
 (289,649 shares; cost $11,296,498).......................          --            --          --         --
American Funds Growth-Income Portfolio
 (324,009 shares; cost $9,336,164)........................          --            --          --         --
American Funds Global Small Cap Portfolio
 (219,146 shares; cost $2,372,426)........................          --            --          --         --
Met Investors Fund
JPM Enhanced Index Portfolio
 (711 shares; cost $9,571)................................          --            --          --         --
MFS Mid Cap Growth Portfolio
 (293,301 shares; cost $1,734,251)........................          --            --          --         --
MFS Research International Portfolio
 (95,153 shares; cost $713,916)...........................     712,696            --          --         --
PIMCO Total Return Portfolio
 (548,334 shares; cost $5,961,523)........................          --     6,218,104          --         --
PIMCO Innovation Portfolio
 (412,507 shares; cost $1,910,459)........................          --            --   1,262,271         --
Lord Abbett Bond Debenture Portfolio
 (831,072 shares; cost $8,642,613)........................          --            --          --  8,510,181
Met/AIM Mid Cap Core Equity Portfolio
 (25,740 shares; cost $259,635)...........................          --            --          --         --
Met/AIM Small Cap Growth Portfolio
 (13,390 shares; cost $120,143)...........................          --            --          --         --
State Street Research Concentrated International Portfolio
 (16,867 shares; cost $152,869)...........................          --            --          --         --
                                                             ---------    ----------  ---------- ----------
Total Investments.........................................     712,696     6,218,104   1,262,271  8,510,181
Cash and Accounts Receivable..............................         986            --       6,810     86,425
                                                             ---------    ----------  ---------- ----------
Total assets..............................................     713,682     6,218,104   1,269,081  8,596,606
LIABILITIES:
Due to Metropolitan Life Insurance Company................          --         4,422          --         --
                                                             ---------    ----------  ---------- ----------
NET ASSETS................................................   $ 713,682    $6,213,682  $1,269,081 $8,596,606
                                                             =========    ==========  ========== ==========
Outstanding Units (In Thousands)..........................          95           534         416        748
Unit Values...............................................    $7.41 to     $11.55 to    $3.01 to  $10.87 to
                                                                 $7.52        $11.72       $3.06     $12.51

                      See Notes to Financial Statements.

                              Met Investors Fund
                  -------------------------------------------
                    Met/AIM    Met/AIM  State Street Research
                    Mid Cap   Small Cap     Concentrated
                  Core Equity  Growth       International
                   Portfolio  Portfolio       Portfolio
                  ----------- --------- ---------------------
                   $      --  $      --       $      --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                          --         --              --
                     253,284         --              --
                          --    115,821              --
                          --         --         149,949
                   ---------  ---------       ---------
                     253,284    115,821         149,949
                          --         --              21
                   ---------  ---------       ---------
                     253,284    115,821         149,970
                         304         25              --
                   ---------  ---------       ---------
                   $ 252,980  $ 115,796       $ 149,970
                   =========  =========       =========
                          30         15              18
                    $8.53 to   $7.59 to        $8.37 to
                       $8.58      $7.63           $8.42

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                            Metropolitan Fund
                                                                -----------------------------------------
                                                                  State Street Research Investment Trust
                                                                                Portfolio
                                                                -----------------------------------------
                                                                For the Year   For the Year  For the Year
                                                                   Ended          Ended         Ended
                                                                December 31,   December 31,  December 31,
                                                                    2002           2001          2000
                                                                ------------  -------------  ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $  1,708,899  $  51,437,166  $  4,838,821
Expenses:
  Mortality and expense charges................................    2,678,347      3,136,115     3,798,303
                                                                ------------  -------------  ------------
Net investment (loss) income...................................     (969,448)    48,301,051     1,040,518
                                                                ------------  -------------  ------------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........   (6,132,437)       731,187     5,846,334
Change in unrealized (depreciation) appreciation of investments  (90,883,953)  (122,469,738)  (37,904,600)
                                                                ------------  -------------  ------------
Net realized and unrealized (losses) gains on investments......  (97,016,390)  (121,738,551)  (32,058,266)
                                                                ------------  -------------  ------------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(97,985,838) $ (73,437,500) $(31,017,748)
                                                                ============  =============  ============

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                     Metropolitan Fund
---------------------------------------------------------------------------------------------------------------------------
   State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
               Portfolio                                 Portfolio                                 Portfolio
---------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended        Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31, December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2000         2002          2001          2000          2002          2001          2000
------------  ------------  ------------ ------------  ------------  ------------  ------------  ------------  ------------

$  5,726,999  $ 25,415,648  $ 1,174,688  $         --  $ 46,776,659  $ 27,463,699  $  5,409,402  $  3,858,667  $ 13,335,508

   2,168,000     2,231,404    2,258,802     1,263,240     1,493,070     1,992,343     2,704,257     2,645,594     2,457,289
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
   3,558,999    23,184,244   (1,084,114)   (1,263,240)   45,283,589    25,471,356     2,705,145     1,213,073    10,878,219
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

  (1,810,936)     (111,095)   1,585,197    (5,953,657)   (1,536,972)    3,369,764    (5,045,284)    4,130,927     6,159,583
 (41,694,719)  (42,080,714)    (360,101)  (44,703,891)  (94,895,107)  (48,026,970)  (82,559,071)  (48,985,481)  (49,619,601)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
 (43,505,655)  (42,191,809)   1,225,096   (50,657,548)  (96,432,079)  (44,657,206)  (87,604,355)  (44,854,554)  (43,460,018)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
$(39,946,656) $(19,007,565) $   140,982  $(51,920,788) $(51,148,490) $(19,185,850) $(84,899,210) $(43,641,481) $(32,581,799)
============  ============  ===========  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                           Metropolitan Fund
                                                                --------------------------------------
                                                                      Putnam International Stock
                                                                               Portfolio
                                                                --------------------------------------
                                                                For the Year For the Year  For the Year
                                                                   Ended        Ended         Ended
                                                                December 31, December 31,  December 31,
                                                                    2002         2001          2000
                                                                ------------ ------------  ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   317,077  $  1,500,375  $   274,114
Expenses:
  Mortality and expense charges................................     298,333       327,499      377,435
                                                                -----------  ------------  -----------
Net investment (loss) income...................................      18,744     1,172,876     (103,321)
                                                                -----------  ------------  -----------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........  (2,655,399)   (1,661,736)     309,181
Change in unrealized (depreciation) appreciation of investments  (4,418,288)   (9,202,287)  (5,241,506)
                                                                -----------  ------------  -----------
Net realized and unrealized (losses) gains on investments......  (7,073,687)  (10,864,023)  (4,932,325)
                                                                -----------  ------------  -----------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(7,054,943) $ (9,691,147) $(5,035,646)
                                                                ===========  ============  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
                Portfolio                                Portfolio                              Portfolio
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year For the Year For the Year For the Year
   Ended         Ended         Ended         Ended         Ended        Ended        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31, December 31, December 31,
    2002          2001          2000          2002          2001         2000         2002         2001         2000
------------  ------------  ------------  ------------  ------------ ------------ ------------ ------------ ------------

$         --  $         --  $ 11,303,876  $         --  $ 3,542,193  $        --  $   350,009  $ 2,319,964   $  64,757

   1,013,088     1,037,631     1,274,377       332,098      332,644      307,077      168,321      164,713     142,655
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
  (1,013,088)   (1,037,631)   10,029,499      (332,098)   3,209,549     (307,077)     181,688    2,155,251     (77,898)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------

  (5,163,698)   (2,451,549)    3,280,184      (297,872)    (796,014)     759,159     (466,029)     (71,082)    423,877
 (34,449,605)  (53,291,667)  (70,128,825)  (12,423,975)  (6,595,361)  (4,955,737)  (3,445,540)  (5,825,339)   (702,165)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
 (39,613,303)  (55,743,216)  (66,848,641)  (12,721,847)  (7,391,375)  (4,196,578)  (3,911,569)  (5,896,421)   (278,288)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------   ---------
$(40,626,391) $(56,780,847) $(56,819,142) $(13,053,945) $(4,181,826) $(4,503,655) $(3,729,881) $(3,741,170)  $(356,186)
============  ============  ============  ============  ===========  ===========  ===========  ===========   =========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                          Metropolitan Fund
                                                                -------------------------------------
                                                                    Harris Oakmark Large Cap Value
                                                                              Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $   618,214    $ 12,105     $ 45,533
Expenses:
  Mortality and expense charges................................     179,930      68,617        8,356
                                                                -----------    --------     --------
Net investment (loss) income...................................     438,284     (56,512)      37,177
                                                                -----------    --------     --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     173,172      94,596      (27,497)
Change in unrealized (depreciation) appreciation of investments  (3,824,797)    810,284      217,646
                                                                -----------    --------     --------
Net realized and unrealized (losses) gains on investments......  (3,651,625)    904,880      190,149
                                                                -----------    --------     --------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(3,213,341)   $848,368     $227,326
                                                                ===========    ========     ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
              Portfolio                               Portfolio                              Portfolio
--------------------------------------  -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001         2000         2002         2001         2000         2002         2001         2000
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$    49,885    $ 196,293     $192,122   $    57,106   $   8,447    $ 212,097    $1,283,105   $  366,468   $1,151,414
    139,354       89,772       16,357       163,196     103,226       28,064       300,244      154,225       51,779
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
    (89,469)     106,521      175,765      (106,090)    (94,779)     184,033       982,861      212,243    1,099,635
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
    105,666      (68,863)      28,891      (317,124)   (100,488)       9,246       515,268      210,509       61,931
 (1,888,036)    (195,526)     444,118    (5,333,848)    (92,461)    (515,437)    2,760,523    1,053,501      (39,445)
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
 (1,782,370)    (264,389)     473,009    (5,650,972)   (192,949)    (506,191)    3,275,791    1,264,010       22,486
-----------    ---------     --------   -----------   ---------    ---------    ----------   ----------   ----------
$(1,871,839)   $(157,868)    $648,774   $(5,757,062)  $(287,728)   $(322,158)   $4,258,652   $1,476,253   $1,122,121
===========    =========     ========   ===========   =========    =========    ==========   ==========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS



                                                                          Metropolitan Fund
                                                                -------------------------------------
                                                                      Morgan Stanley EAFE Index
                                                                              Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $    59,278  $    25,460   $  90,887
Expenses:
  Mortality and expense charges................................     123,406       63,300      22,497
                                                                -----------  -----------   ---------
Net investment (loss) income...................................     (64,128)     (37,840)     68,390
                                                                -----------  -----------   ---------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (800,822)    (961,834)    (86,470)
Change in unrealized (depreciation) appreciation of investments  (1,274,363)    (729,479)   (425,063)
                                                                -----------  -----------   ---------
Net realized and unrealized (losses) gains on investments......  (2,075,185)  (1,691,313)   (511,533)
                                                                -----------  -----------   ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(2,139,313) $(1,729,153)  $(443,143)
                                                                ===========  ===========   =========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                    Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------------
          Russell 2000 Index                   Putnam Large Cap Growth                State Street Research Aurora
              Portfolio                               Portfolio                                 Portfolio
-------------------------------------  ---------------------------------------  -----------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Period For the Year For the Year For the Period
   Ended        Ended        Ended        Ended        Ended     May 1, 2000 to    Ended        Ended     July 5, 2000 to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2002         2001         2000         2002         2001          2000          2002         2001          2000
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ ---------------

$    74,869  $    21,244  $   797,642  $        --   $      --     $      --    $   127,494   $   44,265     $ 20,669
    104,600       68,898       21,802       39,278      22,732         1,713        225,368       95,291        3,697
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
    (29,731)     (47,654)     775,840      (39,278)    (22,732)       (1,713)       (97,874)     (51,026)      16,972
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
   (343,069)  (1,016,179)     (27,586)    (304,226)   (113,353)       (1,766)        81,843      155,882        3,082
 (2,545,881)   1,215,383   (1,037,181)  (1,227,374)   (585,114)     (173,356)    (6,958,922)   1,218,805      302,768
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
 (2,888,950)     199,204   (1,064,767)  (1,531,600)   (698,467)     (175,122)    (6,877,079)   1,374,687      305,850
-----------  -----------  -----------  -----------   ---------     ---------    -----------   ----------     --------
$(2,918,681) $   151,550  $  (288,927) $(1,570,878)  $(721,199)    $(176,835)   $(6,974,953)  $1,323,661     $322,822
===========  ===========  ===========  ===========   =========     =========    ===========   ==========     ========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS



                                                                                    Metropolitan Fund
                                                          --------------------------------------------------------------------

                                                                 MetLife Mid Cap Stock Index               Janus Growth
                                                                          Portfolio                          Portfolio
                                                          ----------------------------------------  --------------------------
                                                          For the Year For the Year For the Period  For the Year For the Period
                                                             Ended        Ended     July 5, 2000 to    Ended     May 1, 2001 to
                                                          December 31, December 31,  December 31,   December 31,  December 31,
                                                              2002         2001          2000           2002          2001
                                                          ------------ ------------ --------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.............................................. $    42,658    $ 24,102       $ 8,945      $      --      $     --
Expenses:
  Mortality and expense charges..........................      98,019      42,826         1,923         13,374         2,780
                                                          -----------    --------       -------      ---------      --------
Net investment (loss) income.............................     (55,361)    (18,724)        7,022        (13,374)       (2,780)
                                                          -----------    --------       -------      ---------      --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS
 ON INVESTMENTS:
Net realized (losses) gains from security transactions...     (23,095)    (19,531)         (300)       (78,401)      (43,356)
Change in unrealized (depreciation) appreciation of
 investments.............................................  (2,089,536)    294,328        57,307       (426,893)      (11,854)
                                                          -----------    --------       -------      ---------      --------
Net realized and unrealized (losses) gains on investments  (2,112,631)    274,797        57,007       (505,294)      (55,210)
                                                          -----------    --------       -------      ---------      --------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS............................... $(2,167,992)   $256,073       $64,029      $(518,668)     $(57,990)
                                                          ===========    ========       =======      =========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                Metropolitan Fund                               Janus Fund                            Invesco Fund
------------------------------------------------  -------------------------------------  -------------------------------------
    Franklin Templeton      State Street Research
     Small Cap Growth          Large Cap Value              Janus Aspen Growth                   Invesco VIF High Yield
         Portfolio                Portfolio                     Portfolio                              Portfolio
--------------------------  --------------------- -------------------------------------  -------------------------------------
For the Year For the Period    For the Period     For the Year For the Year For the Year For the Year For the Year For the Year
   Ended     May 1, 2001 to    May 1, 2002 to        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31,      December 31,      December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001              2002              2002         2001         2000         2002         2001         2000
------------ -------------- --------------------- ------------ ------------ ------------ ------------ ------------ ------------

 $      --      $    --            $   869         $     708   $   210,720  $   191,433    $ 49,754     $ 29,774     $    --
     8,397        1,124                436            10,078        25,354       19,763       1,346          602          42
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------
    (8,397)      (1,124)               433            (9,370)      185,366      171,670      48,408       29,172         (42)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------

   (42,766)      (3,651)            (3,284)         (179,152)   (1,848,663)     (11,878)    (31,480)      (3,798)        (11)

  (271,373)      16,066             (3,178)         (329,490)      498,521   (1,038,841)     (7,350)     (33,395)     (1,445)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------
  (314,139)      12,415             (6,462)         (508,642)   (1,350,142)  (1,050,719)    (38,830)     (37,193)     (1,456)
 ---------      -------            -------         ---------   -----------  -----------    --------     --------     -------

 $(322,536)     $11,291            $(6,029)        $(518,012)  $(1,164,776) $  (879,049)   $  9,578     $ (8,021)    $(1,498)
 =========      =======            =======         =========   ===========  ===========    ========     ========     =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                             Invesco Fund
                                                                -------------------------------------
                                                                             Invesco VIF
                                                                       Equity Income Portfolio
                                                                -------------------------------------
                                                                For the Year For the Year For the Year
                                                                   Ended        Ended        Ended
                                                                December 31, December 31, December 31,
                                                                    2002         2001         2000
                                                                ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  2,157     $ 1,779       $ 783
Expenses:
  Mortality and expense charges................................        638         304          58
                                                                  --------     -------       -----
Net investment (loss) income...................................      1,519       1,475         725
                                                                  --------     -------       -----
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (7,425)     (1,414)         18
Change in unrealized (depreciation) appreciation of investments    (21,641)     (4,995)       (596)
                                                                  --------     -------       -----
Net realized and unrealized (losses) gains on investments......    (29,066)     (6,409)       (578)
                                                                  --------     -------       -----
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $(27,547)    $(4,934)      $ 147
                                                                  ========     =======       =====

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

             Invesco Fund                                       Franklin Fund
-------------------------------------  ------------------------------------------------------------------
       Invesco VIF Real Estate                   Franklin Templeton           Franklin Templeton Valuemark
        Opportunity Portfolio              International Stock Portfolio       Small Cap Portfolio (a)
-------------------------------------  -------------------------------------  ---------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year   For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended          Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,   December 31,
    2002         2001         2000         2002         2001         2000         2002           2001
------------ ------------ ------------ ------------ ------------ ------------ ------------   ------------
  $ 1,881      $ 1,183       $   --     $  44,446    $ 203,320     $ 34,323    $   2,327        $   56
    2,129          531          288        13,035        5,484        3,352        3,601           177
  -------      -------       ------     ---------    ---------     --------    ---------        ------
     (248)         652         (288)       31,411      197,836       30,971       (1,274)         (121)
  -------      -------       ------     ---------    ---------     --------    ---------        ------
   12,032        1,271          445      (325,690)     (18,952)     (35,953)     (49,638)         (480)
    3,016       (3,692)       4,890      (187,267)    (287,060)      (6,907)    (184,311)        4,364
  -------      -------       ------     ---------    ---------     --------    ---------        ------
   15,048       (2,421)       5,335      (512,957)    (306,012)     (42,860)    (233,949)        3,884
  -------      -------       ------     ---------    ---------     --------    ---------        ------
  $14,800      $(1,769)      $5,047     $(481,546)   $(108,176)    $(11,889)   $(235,223)       $3,763
  =======      =======       ======     =========    =========     ========    =========        ======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                               Zenith Fund
                                                                ----------------------------------------
                                                                           Davis Venture Value
                                                                                Portfolio
                                                                ----------------------------------------
                                                                For the Year For the Year For the Period
                                                                   Ended        Ended     July 5, 2000 to
                                                                December 31, December 31,  December 31,
                                                                    2002         2001          2000
                                                                ------------ ------------ ---------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends.................................................... $    91,596   $ 192,850       $    --
Expenses:
  Mortality and expense charges................................      90,846      39,662         1,697
                                                                -----------   ---------       -------
Net investment (loss) income...................................         750     153,188        (1,697)
                                                                -----------   ---------       -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (188,804)    (46,987)         (482)
Change in unrealized (depreciation) appreciation of investments  (2,083,879)   (437,523)       27,591
                                                                -----------   ---------       -------
Net realized and unrealized (losses) gains on investments......  (2,272,683)   (484,510)       27,109
                                                                -----------   ---------       -------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $(2,271,933)  $(331,322)      $25,412
                                                                ===========   =========       =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                      Zenith Fund
----------------------------------------------------------------------------------------------------------------------
         Loomis Sayles Small Cap             Alger Equity Growth       MFS Investors Trust      MFS Research Managers
                Portfolio                       Portfolio (a)             Portfolio (a)             Portfolio (a)
----------------------------------------  ------------------------  ------------------------  ------------------------
For the Year For the Year For the Period  For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended     July 5, 2000 to    Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,  December 31,   December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001          2000           2002         2001         2002         2001         2002         2001
------------ ------------ --------------- ------------ ------------ ------------ ------------ ------------ ------------
 $   2,322     $ 86,281       $   --      $        --    $    --     $   3,660     $    --      $    705      $  386
    18,464       11,207          629           13,698        121         6,375       1,179         3,132         749
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
   (16,142)      75,074         (629)         (13,698)      (121)       (2,715)     (1,179)       (2,427)       (363)
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
  (106,829)     (35,645)         (42)         (57,097)      (175)      (71,866)     (5,896)      (30,794)      1,304
  (414,868)     (62,611)       5,980         (983,355)    (5,126)      (78,498)      4,527       (58,814)       (346)
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
  (521,697)     (98,256)       5,938       (1,040,452)    (5,301)     (150,364)     (1,369)      (89,608)        958
 ---------     --------       ------      -----------    -------     ---------     -------      --------      ------
 $(537,839)    $(23,182)      $5,309      $(1,054,150)   $(5,422)    $(153,079)    $(2,548)     $(92,035)     $  595
 =========     ========       ======      ===========    =======     =========     =======      ========      ======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                                    Zenith Fund
                                                          ---------------------------------------------------------------
                                                            State Street Research Bond Income      FI Structured Equity
                                                                        Portfolio                      Portfolio (a)
                                                          -------------------------------------  ------------------------
                                                          For the Year For the Year For the Year For the Year For the Year
                                                             Ended        Ended        Ended        Ended        Ended
                                                          December 31, December 31, December 31, December 31, December 31,
                                                              2002         2001         2000         2002         2001
                                                          ------------ ------------ ------------ ------------ ------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends..............................................  $4,937,322   $5,667,650   $    3,139    $    527     $    --
Expenses:
  Mortality and expense charges..........................     658,727      572,051      557,064         457          69
                                                           ----------   ----------   ----------    --------     -------
Net investment (loss) income.............................   4,278,595    5,095,599     (553,925)         70         (69)
                                                           ----------   ----------   ----------    --------     -------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions...    (378,655)     400,025     (764,188)     (9,596)        (77)
Change in unrealized (depreciation) appreciation of
 investments.............................................   2,444,438     (137,736)   8,375,071      (4,285)     (2,467)
                                                           ----------   ----------   ----------    --------     -------
Net realized and unrealized (losses) gains on investments   2,065,783      262,289    7,610,883     (13,881)     (2,544)
                                                           ----------   ----------   ----------    --------     -------
NET (DECREASE) INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS...............................  $6,344,378   $5,357,888   $7,056,958    $(13,811)    $(2,613)
                                                           ==========   ==========   ==========    ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                       Zenith Fund
-------------------------------------------------------------------------------------------------------------------------
  Harris Oakmark Focused    Salomon Brothers Strategic        Salomon Brothers         State Street Research Money Market
      Value Portfolio       Bond Opportunities Portfolio  U.S. Government Portfolio                Portfolio
--------------------------  --------------------------   --------------------------  -------------------------------------
For the Year For the Period For the Year  For the Period For the Year For the Period For the Year For the Year For the Year
   Ended     May 1, 2001 to    Ended      May 1, 2001 to    Ended     May 1, 2001 to    Ended        Ended        Ended
December 31,  December 31,  December 31,   December 31,  December 31,  December 31,  December 31, December 31, December 31,
    2002          2001          2002           2001          2002          2001          2002         2001         2000
------------ -------------- ------------  -------------- ------------ -------------- ------------ ------------ ------------
$    15,621     $     --      $ 83,495        $   --       $ 90,377      $    --      $ 527,338    $1,134,017   $1,677,962
     79,292        9,775        10,768           894         18,808        1,841        268,010       215,488      291,782
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------
    (63,671)      (9,775)       72,727          (894)        71,569       (1,841)       259,328       918,529    1,386,180
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------

     (9,588)         (43)          241           117         10,225        5,065       (628,588)     (499,341)   1,059,353

   (938,481)     279,801        62,351         4,621         83,661       (2,273)       611,711       796,577     (454,099)
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------
   (948,069)     279,758        62,592         4,738         93,886        2,792        (16,877)      297,236      605,254
-----------     --------      --------        ------       --------      -------      ---------    ----------   ----------

$(1,011,740)    $269,983      $135,319        $3,844       $165,455      $   951      $ 242,451    $1,215,765   $1,991,434
===========     ========      ========        ======       ========      =======      =========    ==========   ==========

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                 Zenith Fund                 Alliance Fund
                                                                -------------- -----------------------------------------
                                                                  FI Mid Cap
                                                                Opportunities          Alliance Growth & Income
                                                                  Portfolio                    Portfolio
                                                                -------------- -----------------------------------------
                                                                For the Period For the Year For the Year For the Period
                                                                May 1, 2002 to    Ended        Ended     September 30 to
                                                                 December 31,  December 31, December 31,  December 31,
                                                                     2002          2002         2001          2000
                                                                -------------- ------------ ------------ ---------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................    $    --      $  27,692     $ 3,229        $   --
Expenses:
  Mortality and expense charges................................        333          4,105       1,034            --
                                                                   -------      ---------     -------        ------
Net investment (loss) income...................................       (333)        23,587       2,195            --
                                                                   -------      ---------     -------        ------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON
 INVESTMENTS:
Net realized (losses) gains from security transactions.........     (1,950)       (18,278)       (318)           --
Change in unrealized (depreciation) appreciation of investments      3,758       (137,057)     24,267         2,702
                                                                   -------      ---------     -------        ------
Net realized and unrealized (losses) gains on investments......      1,808       (155,335)     23,949         2,702
                                                                   -------      ---------     -------        ------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................    $ 1,475      $(131,748)    $26,144        $2,702
                                                                   =======      =========     =======        ======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                   Alliance Fund                                       Fidelity Fund
--------------------------------------------------  --------------------------------------------------
                                                          Fidelity VIP              Fidelity VIP
 Alliance Premier Growth     Alliance Technology           Contrafund           Asset Manager Growth
      Portfolio (a)             Portfolio (a)             Portfolio (a)             Portfolio (a)
------------------------  ------------------------  ------------------------  ------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2002         2001         2002         2001         2002         2001
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

  $     --      $   --      $    --      $    782     $    187      $  --       $  3,640     $    --
       274         104           96           121        1,113         57            623         233
  --------      ------      -------      --------     --------      -----       --------     -------
      (274)       (104)         (96)          661         (926)       (57)         3,017        (233)
  --------      ------      -------      --------     --------      -----       --------     -------

    (9,853)       (138)        (519)      (19,763)        (348)       (27)        (5,591)        113
   (12,480)      1,299       (9,033)       (2,681)     (29,437)      (253)       (19,964)     (1,597)
  --------      ------      -------      --------     --------      -----       --------     -------
   (22,333)      1,161       (9,552)      (22,444)     (29,785)      (280)       (25,555)     (1,484)
  --------      ------      -------      --------     --------      -----       --------     -------

  $(22,607)     $1,057      $(9,648)     $(21,783)    $(30,711)     $(337)      $(22,538)    $(1,717)
  ========      ======      =======      ========     ========      =====       ========     =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                      Fidelity Fund              American Fund
                                                                ------------------------  --------------------------
                                                                   Fidelity VIP Growth       American Funds Growth
                                                                      Portfolio (a)                Portfolio
                                                                ------------------------  --------------------------
                                                                For the Year For the Year For the Year For the Period
                                                                   Ended        Ended        Ended     May 1, 2001 to
                                                                December 31, December 31,   December    December 31,
                                                                    2002         2001       31, 2002        2001
                                                                ------------ ------------ ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $    132     $    --    $     3,067    $ 134,864
Expenses:
  Mortality and expense charges................................        649         243         59,610        6,807
                                                                  --------     -------    -----------    ---------
Net investment (loss) income...................................       (517)       (243)       (56,543)     128,057
                                                                  --------     -------    -----------    ---------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........     (8,400)     (3,407)       (49,022)     (95,342)
Change in unrealized (depreciation) appreciation of investments    (40,968)     (3,078)    (1,636,890)     (17,189)
                                                                  --------     -------    -----------    ---------
Net realized and unrealized (losses) gains on investments......    (49,368)     (6,485)    (1,685,912)    (112,531)
                                                                  --------     -------    -----------    ---------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $(49,885)    $(6,728)   $(1,742,455)   $  15,526
                                                                  ========     =======    ===========    =========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                     American Fund                                       Met Investors Fund
------------------------------------------------------  ----------------------------------------------------
  American Funds Growth-    American Funds Global Small    JPM Enhanced Index         MFS Mid Cap Growth
     Income Portfolio              Cap Portfolio              Portfolio (a)                Portfolio
--------------------------  --------------------------  ------------------------  --------------------------
For the Year For the Period For the Year For the Period For the Year For the Year For the Year For the Period
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    Ended        Ended        Ended     May 1, 2001 to
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31,  December 31,
    2002          2001          2002          2001          2002         2001         2002          2001
------------ -------------- ------------ -------------- ------------ ------------ ------------ --------------
$    83,225     $ 20,236     $  10,794      $  7,147      $   117       $  --      $   7,906      $    --
     48,157        5,104        12,245         1,216           39          13          6,944          940
-----------     --------     ---------      --------      -------       -----      ---------      -------
     35,068       15,132        (1,451)        5,931           78         (13)           962         (940)
-----------     --------     ---------      --------      -------       -----      ---------      -------
    (51,319)     (13,398)       35,746       (18,714)      (1,186)        (25)       (55,314)      (1,372)
 (1,122,854)      55,397      (396,292)       46,579       (1,483)       (320)      (378,709)      11,239
-----------     --------     ---------      --------      -------       -----      ---------      -------
 (1,174,173)      41,999      (360,546)       27,865       (2,669)       (345)      (434,023)       9,867
-----------     --------     ---------      --------      -------       -----      ---------      -------

$(1,139,105)    $ 57,131     $(361,997)     $ 33,796      $(2,591)      $(358)     $(433,061)     $ 8,927
===========     ========     =========      ========      =======       =====      =========      =======

                     Metropolitan Life Separate Account UL

                           STATEMENTS OF OPERATIONS


                                                                                  Met Investors Fund
                                                                ------------------------------------------------------

                                                                MFS Research International      PIMCO Total Return
                                                                         Portfolio                   Portfolio
                                                                --------------------------  --------------------------
                                                                For the Year For the Period For the Year For the Period
                                                                   Ended     May 1, 2001 to    Ended     May 1, 2001 to
                                                                December 31,  December 31,  December 31,  December 31,
                                                                    2002          2001          2002          2001
                                                                ------------ -------------- ------------ --------------
INVESTMENT (LOSS) INCOME:
Income:
  Dividends....................................................   $  1,203      $   174       $     --      $ 26,164
Expenses:
  Mortality and expense charges................................      3,324          525         28,120         2,322
                                                                  --------      -------       --------      --------
Net investment (loss) income...................................     (2,121)        (351)       (28,120)       23,842
                                                                  --------      -------       --------      --------
NET REALIZED AND UNREALIZED (LOSSES) GAINS ON INVESTMENTS:
Net realized (losses) gains from security transactions.........    (66,559)      (4,107)        60,373         1,564
Change in unrealized (depreciation) appreciation of investments     (2,664)       1,444        270,736       (14,155)
                                                                  --------      -------       --------      --------
Net realized and unrealized (losses) gains on investments......    (69,223)      (2,663)       331,109       (12,591)
                                                                  --------      -------       --------      --------
NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................................   $(71,344)     $(3,014)      $302,989      $ 11,251
                                                                  ========      =======       ========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Met Investors Fund
--------------------------------------------------------------------------------------------------------------------
                                                                     Met/AIM                    State Street Research
                                                                     Mid Cap       Met/AIM          Concentrated
     PIMCO Innovation             Lord Abbett Bond Debenture       Core Equity Small Cap Growth     International
         Portfolio                        Portfolio                 Portfolio     Portfolio           Portfolio
--------------------------  -------------------------------------  ----------- ---------------- ---------------------
                                                                     For the
For the Year For the Period For the Year For the Year For the Year Period May   For the Period     For the Period
   Ended     May 1, 2001 to    Ended        Ended        Ended     1, 2002 to   May 1, 2002 to     May 1, 2002 to
December 31,  December 31,  December 31, December 31, December 31,  December     December 31,       December 31,
    2002          2001          2002         2001         2000      31, 2002         2002               2002
------------ -------------- ------------ ------------ ------------ ----------- ---------------- ---------------------
 $      --      $    --     $   996,547  $   923,897   $   2,401     $   291       $    --             $   210
     9,521        1,528          71,674       64,809      50,458         638           281                 298
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
    (9,521)      (1,528)        924,873      859,088     (48,057)       (347)         (281)                (88)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
  (111,879)      (9,873)     (1,886,218)    (134,223)    (62,427)     (1,242)         (593)               (843)
  (652,366)       4,179         949,375     (902,997)    (65,158)     (6,351)       (4,322)             (2,920)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------
  (764,245)      (5,694)       (936,843)  (1,037,220)   (127,585)     (7,593)       (4,915)             (3,763)
 ---------      -------     -----------  -----------   ---------     -------       -------             -------

 $(773,766)     $(7,222)    $   (11,970) $  (178,132)  $(175,642)    $(7,940)      $(5,196)            $(3,851)
 =========      =======     ===========  ===========   =========     =======       =======             =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           Metropolitan Fund
                                                                               -----------------------------------------
                                                                                 State Street Research Investment Trust
                                                                                               Portfolio
                                                                               -----------------------------------------
                                                                               For the Year   For the Year  For the Year
                                                                                  Ended          Ended         Ended
                                                                               December 31,   December 31,  December 31,
                                                                                   2002           2001          2000
                                                                               ------------  -------------  ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (969,448) $  48,301,051  $  1,040,518
   Net realized (losses) gains from security transactions.....................   (6,132,437)       731,187     5,846,334
   Change in unrealized (depreciation) appreciation of investments............  (90,883,953)  (122,469,738)  (37,904,600)
                                                                               ------------  -------------  ------------
   Net (decrease) increase in net assets resulting from operations............  (97,985,838)   (73,437,500)  (31,017,748)
                                                                               ------------  -------------  ------------
  From capital transactions:
   Net premiums...............................................................   78,160,135     80,046,712    78,775,448
   Redemptions................................................................  (10,399,853)   (15,513,042)  (15,714,936)
   Net portfolio transfers....................................................  (11,186,400)     2,751,095    (7,049,932)
   Other net transfers........................................................  (38,309,389)   (40,534,492)  (41,272,460)
                                                                               ------------  -------------  ------------
   Net increase (decrease) in net assets resulting from capital transactions..   18,264,493     26,750,273    14,738,120
                                                                               ------------  -------------  ------------
NET CHANGE IN NET ASSETS......................................................  (79,721,345)   (46,687,227)  (16,279,628)
NET ASSETS--BEGINNING OF PERIOD...............................................  356,701,314    403,388,541   419,668,169
                                                                               ------------  -------------  ------------
NET ASSETS--END OF PERIOD..................................................... $276,979,969  $ 356,701,314  $403,388,541
                                                                               ============  =============  ============

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                      Metropolitan Fund
----------------------------------------------------------------------------------------------------------------------------
    State Street Research Diversified      State Street Research Aggressive Growth             MetLife Stock Index
                Portfolio                                 Portfolio                                 Portfolio
----------------------------------------  ----------------------------------------  ----------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
   Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended         Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,  December 31,
    2002          2001          2000          2002          2001          2000          2002          2001          2000
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$  3,558,999  $ 23,184,244  $ (1,084,114) $ (1,263,240) $ 45,283,589  $ 25,471,356  $  2,705,145  $  1,213,073  $ 10,878,219
  (1,810,936)     (111,095)    1,585,197    (5,953,657)   (1,536,972)    3,369,764    (5,045,284)    4,130,927     6,159,583
 (41,694,719)  (42,080,714)     (360,101)  (44,703,891)  (94,895,107)  (48,026,970)  (82,559,071)  (48,985,481)  (49,619,601)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (39,946,656)  (19,007,565)      140,982   (51,920,788)  (51,148,490)  (19,185,850)  (84,899,210)  (43,641,481)  (32,581,799)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  54,194,120    55,767,097    53,773,281    40,003,786    42,942,155    41,898,360   114,022,950   113,949,042   101,155,153
  (9,523,000)   (8,333,720)   (9,860,611)   (4,831,140)   (6,486,474)  (10,429,472)  (13,779,170)  (11,030,629)   (8,709,802)
    (383,162)    8,413,016    (3,492,574)   (6,485,783)    1,097,789      (209,434)   11,797,286    19,393,554    32,416,473
 (32,044,615)  (31,250,185)  (28,128,760)  (17,642,321)  (19,697,556)  (21,759,150)  (47,844,806)  (45,631,351)  (39,683,105)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  12,243,343    24,596,208    12,291,336    11,044,542    17,855,914     9,500,304    64,196,260    76,680,616    85,178,719
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
 (27,703,313)    5,588,643    12,432,318   (40,876,246)  (33,292,576)   (9,685,546)  (20,702,950)   33,039,135    52,596,920
 265,723,666   260,135,023   247,702,705   171,691,864   204,984,440   214,669,986   346,930,913   313,891,778   261,294,858
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$238,020,353  $265,723,666  $260,135,023  $130,815,618  $171,691,864  $204,984,440  $326,227,963  $346,930,913  $313,891,778
============  ============  ============  ============  ============  ============  ============  ============  ============

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                     Putnam International Stock
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $    18,744  $ 1,172,876  $  (103,321)
   Net realized (losses) gains from security transactions.....................  (2,655,399)  (1,661,736)     309,181
   Change in unrealized (depreciation) appreciation of investments............  (4,418,288)  (9,202,287)  (5,241,506)
                                                                               -----------  -----------  -----------
   Net (decrease) increase in net assets resulting from operations............  (7,054,943)  (9,691,147)  (5,035,646)
                                                                               -----------  -----------  -----------
  From capital transactions:
   Net premiums...............................................................   9,783,594    9,615,907    9,900,638
   Redemptions................................................................  (1,287,021)  (1,289,983)  (2,135,289)
   Net portfolio transfers....................................................  (2,781,604)     323,092      760,648
   Other net transfers........................................................  (3,974,969)  (4,148,436)  (3,943,304)
                                                                               -----------  -----------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   1,740,000    4,500,580    4,582,693
                                                                               -----------  -----------  -----------
NET CHANGE IN NET ASSETS......................................................  (5,314,943)  (5,190,567)    (452,953)
NET ASSETS--BEGINNING OF PERIOD...............................................   38,281,041   43,471,608   43,924,561
                                                                               -----------  -----------  -----------
NET ASSETS--END OF PERIOD.....................................................  $32,966,098  $38,281,041  $43,471,608
                                                                               ===========  ===========  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
              Janus Mid Cap                   T. Rowe Price Small Cap Growth              Scudder Global Equity
                Portfolio                                Portfolio                              Portfolio
----------------------------------------  --------------------------------------  -------------------------------------
For the Year  For the Year  For the Year  For the Year  For the Year For the Year For the Year For the Year   For the
   Ended         Ended         Ended         Ended         Ended        Ended        Ended        Ended      Year Ended
December 31,  December 31,  December 31,  December 31,  December 31, December 31, December 31, December 31,   December
    2002          2001          2000          2002          2001         2000         2002         2001       31, 2000
------------  ------------  ------------  ------------  ------------ ------------ ------------ ------------ -----------
$ (1,013,088) $ (1,037,631) $ 10,029,499  $   (332,098) $ 3,209,549  $  (307,077) $   181,688  $ 2,155,251  $   (77,898)
  (5,163,698)   (2,451,549)    3,280,184      (297,872)    (796,014)     759,159     (466,029)     (71,082)     423,877
 (34,449,605)  (53,291,667)  (70,128,825)  (12,423,975)  (6,595,361)  (4,955,737)  (3,445,540)  (5,825,339)    (702,165)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
 (40,626,391)  (56,780,847)  (56,819,142)  (13,053,945)  (4,181,826)  (4,503,655)  (3,729,881)  (3,741,170)    (356,186)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  64,528,237    74,363,749    64,927,917    14,332,234   15,023,523   13,173,661    7,029,500    7,562,752    6,536,768
  (2,804,544)   (3,144,623)   (3,404,065)   (1,348,311)  (2,577,320)    (960,930)    (936,418)    (630,613)    (543,240)
  (5,298,371)    3,860,189    39,706,625       753,895     (372,409)   7,018,243     (322,915)     603,395    1,878,567
 (21,964,497)  (23,970,747)  (26,632,666)   (5,463,573)  (5,350,422)  (4,758,398)  (2,670,700)  (2,572,779)  (2,129,044)
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  34,460,825    51,108,568    74,597,811     8,274,245    6,723,372   14,472,576    3,099,467    4,962,755    5,743,051
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
  (6,165,566)   (5,672,279)   17,778,669    (4,779,700)   2,541,546    9,968,921     (630,414)   1,221,585    5,386,865
 125,185,141   130,857,420   113,078,751    44,659,788   42,118,242   32,149,321   21,106,347   19,884,762   14,497,897
------------  ------------  ------------  ------------  -----------  -----------  -----------  -----------  -----------
$119,019,575  $125,185,141  $130,857,420  $ 39,880,088  $44,659,788  $42,118,242  $20,475,933  $21,106,347  $19,884,762
============  ============  ============  ============  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                   Harris Oakmark Large Cap Value
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   438,284  $   (56,512)  $   37,177
   Net realized (losses) gains from security transactions.....................     173,172       94,596      (27,497)
   Change in unrealized (depreciation) appreciation of investments............  (3,824,797)     810,284      217,646
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (3,213,341)     848,368      227,326
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................  10,115,432    4,073,390      715,820
   Redemptions................................................................    (287,586)    (268,807)     (22,511)
   Net portfolio transfers....................................................   6,291,525    9,043,603    1,142,472
   Other net transfers........................................................  (4,169,815)  (1,466,228)    (296,592)
                                                                               -----------  -----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..  11,949,556   11,381,958    1,539,189
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................   8,736,215   12,230,326    1,766,515
NET ASSETS--BEGINNING OF PERIOD...............................................  14,336,339    2,106,013      339,498
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD..................................................... $23,072,554  $14,336,339   $2,106,013
                                                                               ===========  ===========   ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value     T. Rowe Price Large Cap Growth      Lehman Brothers Aggregate Bond Index
              Portfolio                               Portfolio                              Portfolio
-------------------------------------   -------------------------------------  -------------------------------------
For the Year  For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended         Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31,  December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002          2001         2000         2002         2001         2000         2002         2001         2000
------------  ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$   (89,469)  $   106,521   $  175,765  $  (106,090) $   (94,779) $   184,033  $   982,861  $   212,243  $ 1,099,635
    105,666       (68,863)      28,891     (317,124)    (100,488)       9,246      515,268      210,509       61,931
 (1,888,036)     (195,526)     444,118   (5,333,848)     (92,461)    (515,437)   2,760,523    1,053,501      (39,445)
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
 (1,871,839)     (157,868)     648,774   (5,757,062)    (287,728)    (322,158)   4,258,652    1,476,253    1,122,121
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  8,172,686     5,746,048    1,424,997    9,447,412    8,996,035    2,941,543   10,479,062    8,533,067    6,001,873
 (1,215,338)      (57,006)     (48,928)    (125,856)     (60,227)     (19,075)  (1,839,866)  (1,024,276)    (253,963)
  2,321,678     4,766,372    4,051,096      873,833    8,736,398    4,471,715    8,318,943   11,244,179   12,581,907
 (3,236,171)   (2,321,908)    (529,061)  (3,453,967)  (3,536,498)  (1,062,875)  (4,492,832)  (2,262,688)    (657,185)
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  6,042,855     8,133,506    4,898,104    6,741,422   14,135,708    6,331,308   12,465,307   16,490,282   17,672,632
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
  4,171,016     7,975,638    5,546,878      984,360   13,847,980    6,009,150   16,723,959   17,966,535   18,794,753
 14,114,806     6,139,168      592,290   21,110,525    7,262,545    1,253,395   37,322,329   19,355,794      561,041
-----------   -----------   ----------  -----------  -----------  -----------  -----------  -----------  -----------
$18,285,822   $14,114,806   $6,139,168  $22,094,885  $21,110,525  $ 7,262,545  $54,046,288  $37,322,329  $19,355,794
===========   ===========   ==========  ===========  ===========  ===========  ===========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                         Metropolitan Fund
                                                                               -------------------------------------
                                                                                     Morgan Stanley EAFE Index
                                                                                             Portfolio
                                                                               -------------------------------------

                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (64,128) $   (37,840)  $   68,390
   Net realized (losses) gains from security transactions.....................    (800,822)    (961,834)     (86,470)
   Change in unrealized (depreciation) appreciation of investments............  (1,274,363)    (729,479)    (425,063)
                                                                               -----------  -----------   ----------
   Net (decrease) increase in net assets resulting from operations............  (2,139,313)  (1,729,153)    (443,143)
                                                                               -----------  -----------   ----------
  From capital transactions:
   Net premiums...............................................................   6,625,665    4,890,376    1,984,111
   Redemptions................................................................  (1,101,621)    (722,285)     (25,611)
   Net portfolio transfers....................................................   1,672,217    4,395,203    3,730,891
   Other net transfers........................................................  (2,360,586)  (1,819,787)    (682,554)
                                                                               -----------  -----------   ----------
   Net increase (decrease) in net assets resulting from capital transactions..   4,835,675    6,743,507    5,006,837
                                                                               -----------  -----------   ----------
NET CHANGE IN NET ASSETS......................................................    2,696,362    5,014,354   4,563,694.
NET ASSETS--BEGINNING OF PERIOD...............................................   10,799,710    5,785,356   1,221,662.
                                                                               -----------  -----------   ----------
NET ASSETS--END OF PERIOD.....................................................  $13,496,072  $10,799,710  $5,785,356.
                                                                               ===========  ===========   ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                   Metropolitan Fund
-----------------------------------------------------------------------------------------------------------------------
          Russell 2000 Index                   Putnam Large Cap Growth                State Street Research Aurora
              Portfolio                               Portfolio                                Portfolio
-------------------------------------  ---------------------------------------  ---------------------------------------
                                                                 For the Period                           For the Period
For the Year For the Year For the Year For the Year For the Year  May 1, 2000   For the Year For the Year  July 5, 2000
   Ended        Ended        Ended        Ended        Ended           to          Ended        Ended           to
December 31, December 31, December 31, December 31, December 31,  December 31,  December 31, December 31,  December 31,
    2002         2001         2000         2002         2001          2000          2002         2001          2000
------------ ------------ ------------ ------------ ------------ -------------- ------------ ------------ --------------
$   (29,731) $   (47,654) $   775,840  $   (39,278)  $  (22,732)   $   (1,713)  $   (97,874) $   (51,026)   $   16,972
   (343,069)  (1,016,179)     (27,586)    (304,226)    (113,353)       (1,766)       81,843      155,882         3,082
 (2,545,881)   1,215,383   (1,037,181)  (1,227,374)    (585,114)     (173,356)   (6,958,922)   1,218,805       302,768
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
 (2,918,681)     151,550     (288,927)  (1,570,878)    (721,199)     (176,835)   (6,974,953)   1,323,661       322,822
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  7,082,371    5,343,692    2,510,031    3,461,165    2,425,615       306,843    15,376,489    7,040,736       335,643
   (266,570)    (375,673)     (45,875)     (27,865)     (23,841)       (5,695)     (302,359)     (81,569)      (11,356)
  2,834,125    1,811,235    3,956,271      548,678    2,239,800       915,075     6,843,668   11,247,758     2,585,881
 (2,527,437)  (2,007,235)    (882,331)  (1,159,060)    (878,209)      (80,881)   (5,887,521)  (2,656,308)     (102,034)
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  7,122,489    4,772,019    5,538,096    2,822,918    3,763,365     1,135,342    16,030,277   15,550,617     2,808,134
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
  4,203,808    4,923,569    5,249,169    1,252,040    3,042,166       958,507     9,055,324   16,874,278     3,130,956
 10,624,726    5,701,157      451,988    4,000,673      958,507            --    20,005,234    3,130,956            --
-----------  -----------  -----------  -----------   ----------    ----------   -----------  -----------    ----------
$14,828,534  $10,624,726  $ 5,701,157  $ 5,252,713   $4,000,673    $  958,507   $29,060,558  $20,005,234    $3,130,956
===========  ===========  ===========  ===========   ==========    ==========   ===========  ===========    ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                           Metropolitan Fund
                                                                               ----------------------------------------

                                                                                      MetLife Mid Cap Stock Index
                                                                                               Portfolio
                                                                               ----------------------------------------
                                                                               For the Year For the Year For the Period
                                                                                  Ended        Ended     July 5, 2000 to
                                                                               December 31, December 31,  December 31,
                                                                                   2002         2001          2000
                                                                               ------------ ------------ ---------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $   (55,361) $   (18,724)   $    7,022
   Net realized (losses) gains from security transactions.....................     (23,095)     (19,531)         (300)
   Change in unrealized (depreciation) appreciation of investments............  (2,089,536)     294,328        57,307
                                                                               -----------  -----------    ----------
   Net (decrease) increase in net assets resulting from operations............  (2,167,992)     256,073        64,029
                                                                               -----------  -----------    ----------
  From capital transactions:
   Net premiums...............................................................   7,438,484    4,147,919       240,407
   Redemptions................................................................    (109,971)     (16,900)       (8,675)
   Net portfolio transfers....................................................   4,006,261    4,052,437     1,949,602
   Other net transfers........................................................  (2,617,681)  (1,566,864)      (99,172)
                                                                               -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from capital transactions..   8,717,093    6,616,592     2,082,162
                                                                               -----------  -----------    ----------
NET CHANGE IN NET ASSETS......................................................   6,549,101    6,872,665     2,146,191
NET ASSETS--BEGINNING OF PERIOD...............................................   9,018,856    2,146,191            --
                                                                               -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................................... $15,567,957  $ 9,018,856    $2,146,191
                                                                               ===========  ===========    ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                              Metropolitan Fund                                             Janus Fund
----------------------------------------------------------------------------  -------------------------------------
                                Franklin Templeton      State Street Research
       Janus Growth              Small Cap Growth          Large Cap Value              Janus Aspen Growth
         Portfolio                   Portfolio                Portfolio                     Portfolio
--------------------------  --------------------------  --------------------- -------------------------------------
For the Year For the Period For the Year For the Period    For the Period     For the Year For the Year For the Year
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    May 1, 2002 to        Ended        Ended        Ended
December 31,  December 31,  December 31,  December 31,      December 31,      December 31, December 31, December 31,
    2002          2001          2002          2001              2002              2002         2001         2000
------------ -------------- ------------ -------------- --------------------- ------------ ------------ ------------
 $  (13,374)   $   (2,780)   $   (8,397)    $ (1,124)         $    433         $   (9,370) $   185,366  $   171,670
    (78,401)      (43,356)      (42,766)      (3,651)           (3,284)          (179,152)  (1,848,663)     (11,878)
   (426,893)      (11,854)     (271,373)      16,066            (3,178)          (329,490)     498,521   (1,038,841)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
   (518,668)      (57,990)     (322,536)      11,291            (6,029)          (518,012)  (1,164,776)    (879,049)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,567,918       311,526       626,488      107,629            64,977            913,602      779,753    1,494,340
    (23,600)           --        (5,592)        (802)             (313)           (13,590)  (2,741,484)        (102)
    607,036       817,361       745,849      369,945           153,138             34,319      254,486    4,654,955
   (540,084)     (118,215)     (235,608)     (30,931)          (23,188)          (211,649)    (189,372)    (346,372)
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,611,270     1,010,672     1,131,137      445,841           194,614            722,682   (1,896,617)   5,802,821
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
  1,092,602       952,682       808,601      457,132           188,585            204,670   (3,061,393)   4,923,772
    952,682            --       457,132           --                --          1,958,752    5,020,145       96,373
 ----------    ----------    ----------     --------          --------         ----------  -----------  -----------
 $2,045,284    $  952,682    $1,265,733     $457,132          $188,585         $2,163,422  $ 1,958,752  $ 5,020,145
 ==========    ==========    ==========     ========          ========         ==========  ===========  ===========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                            Invesco Fund
                                                                               -------------------------------------
                                                                                       Invesco VIF High Yield
                                                                                             Portfolio
                                                                               -------------------------------------
                                                                               For the Year For the Year For the Year
                                                                                  Ended        Ended        Ended
                                                                               December 31, December 31, December 31,
                                                                                   2002         2001         2000
                                                                               ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income...............................................   $ 48,408     $ 29,172     $   (42)
   Net realized (losses) gains from security transactions.....................    (31,480)      (3,798)        (11)
   Change in unrealized (depreciation) appreciation of investments............     (7,350)     (33,395)     (1,445)
                                                                                 --------     --------     -------
   Net (decrease) increase in net assets resulting from operations............      9,578       (8,021)     (1,498)
                                                                                 --------     --------     -------
  From capital transactions:
   Net premiums...............................................................    216,788      213,527       2,194
   Redemptions................................................................         --           --          --
   Net portfolio transfers....................................................      2,473       71,476       7,138
   Other net transfers........................................................    (27,503)     (13,506)       (239)
                                                                                 --------     --------     -------
   Net increase (decrease) in net assets resulting from capital transactions..    191,758      271,497       9,093
                                                                                 --------     --------     -------
NET CHANGE IN NET ASSETS......................................................    201,336      263,476       7,595
NET ASSETS--BEGINNING OF PERIOD...............................................    274,298       10,822       3,227
                                                                                 --------     --------     -------
NET ASSETS--END OF PERIOD.....................................................   $475,634     $274,298     $10,822
                                                                                 ========     ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                Invesco Fund                                              Franklin Fund
----------------------------------------------------------------------------  -------------------------------------
      Invesco VIF Equity Income         Invesco VIF Real Estate Opportunity   Franklin Templeton International Stock
              Portfolio                              Portfolio                              Portfolio
-------------------------------------  -------------------------------------  -------------------------------------
For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001         2000         2002         2001         2000         2002         2001         2000
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
  $  1,519     $  1,475     $   725      $   (248)    $    652     $   (288)   $   31,411   $  197,836   $   30,971
    (7,425)      (1,414)         18        12,032        1,271          445      (325,690)     (18,952)     (35,953)
   (21,641)      (4,995)       (596)        3,016       (3,692)       4,890      (187,267)    (287,060)      (6,907)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
   (27,547)      (4,934)        147        14,800       (1,769)       5,047      (481,546)    (108,176)     (11,889)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
    30,604        5,886       7,244         9,629        3,478        1,795       937,164      461,547      199,820
        --         (780)         --            --           --           --       (90,063)    (236,261)      (1,160)
     7,548      112,018       1,027        64,182      (24,700)     107,017       643,475      589,847      922,250
    (8,020)      (3,589)       (413)        1,520       (2,641)        (709)     (163,651)     (39,531)     (16,624)
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
    30,132      113,535       7,858        75,331      (23,863)     108,103     1,326,925      775,602    1,104,286
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
     2,585      108,601       8,005        90,131      (25,632)     113,150       845,379      667,426    1,092,397
   122,478       13,877       5,872        89,102      114,734        1,584     1,766,655    1,099,229        6,832
  --------     --------     -------      --------     --------     --------    ----------   ----------   ----------
  $125,063     $122,478     $13,877      $179,233     $ 89,102     $114,734    $2,612,034   $1,766,655   $1,099,229
  ========     ========     =======      ========     ========     ========    ==========   ==========   ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                  Franklin Fund                     Zenith Fund
                                                            ------------------------  ---------------------------------------
                                                               Franklin Templeton
                                                               Valuemark Small Cap              Davis Venture Value
                                                                  Portfolio (a)                      Portfolio
                                                            ------------------------  ---------------------------------------
                                                                                                                For the Period
                                                            For the Year For the Year For the Year For the Year  July 5, 2000
                                                               Ended        Ended        Ended        Ended           to
                                                            December 31, December 31, December 31, December 31,  December 31,
                                                                2002         2001         2002         2001          2000
                                                            ------------ ------------ ------------ ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................  $  (1,274)    $   (121)  $       750  $   153,188    $   (1,697)
   Net realized (losses) gains from security transactions..    (49,638)        (480)     (188,804)     (46,987)         (482)
   Change in unrealized (depreciation) appreciation of
    investments............................................   (184,311)       4,364    (2,083,879)    (437,523)       27,591
                                                             ---------     --------   -----------  -----------    ----------
   Net (decrease) increase in net assets resulting from
    operations.............................................   (235,223)       3,763    (2,271,933)    (331,322)       25,412
                                                             ---------     --------   -----------  -----------    ----------
  From capital transactions:
   Net premiums............................................     40,174       32,699     5,157,409    3,338,434       199,454
   Redemptions.............................................         --           --       (86,825)     (44,938)       (6,528)
   Net portfolio transfers.................................    995,374       69,587     5,300,022    4,710,785       973,687
   Other net transfers.....................................   (102,364)      (3,042)   (2,166,021)  (1,312,198)      (55,246)
                                                             ---------     --------   -----------  -----------    ----------
   Net increase (decrease) in net assets resulting from
    capital transactions...................................    933,184       99,244     8,204,585    6,692,083     1,111,367
                                                             ---------     --------   -----------  -----------    ----------
NET CHANGE IN NET ASSETS...................................    697,961      103,007     5,932,652    6,360,761     1,136,779
NET ASSETS--BEGINNING OF PERIOD............................    103,007           --     7,497,540    1,136,779            --
                                                             ---------     --------   -----------  -----------    ----------
NET ASSETS--END OF PERIOD..................................  $ 800,968     $103,007   $13,430,192  $ 7,497,540    $1,136,779
                                                             =========     ========   ===========  ===========    ==========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                     Zenith Fund
---------------------------------------------------------------------------------------------------------------------

        Loomis Sayles Small Cap             Alger Equity Growth       MFS Investors Trust      MFS Research Managers
               Portfolio                       Portfolio (a)             Portfolio (a)             Portfolio (a)
---------------------------------------  ------------------------  ------------------------  ------------------------
                          For the Period
For the Year For the Year  July 5, 2000  For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended           to          Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,  December 31,  December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001          2000          2002         2001         2002         2001         2002         2001
------------ ------------ -------------- ------------ ------------ ------------ ------------ ------------ ------------

 $  (16,142)  $   75,074     $   (629)   $   (13,698)   $  (121)    $  (2,715)   $  (1,179)   $  (2,427)   $    (363)
   (106,829)     (35,645)         (42)       (57,097)      (175)      (71,866)      (5,896)     (30,794)       1,304

   (414,868)     (62,611)       5,980       (983,355)    (5,126)      (78,498)       4,527      (58,814)        (346)
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

   (537,839)     (23,182)       5,309     (1,054,150)    (5,422)     (153,079)      (2,548)     (92,035)         595
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

  1,200,038      909,510       62,643         40,283         --       657,381      122,835      256,687       72,571
    (11,815)      (7,864)      (6,573)            --         --        (4,428)      (1,444)        (250)      (3,984)
    268,407      960,425      403,213      4,290,312     52,468       480,329      486,210      151,712      231,621
   (436,811)    (356,458)     (20,610)      (338,952)    (1,809)     (608,417)    (282,946)    (153,237)    (149,340)
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------

  1,019,819    1,505,613      438,673      3,991,643     50,659       524,865      324,655      254,912      150,868
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------
    481,980    1,482,431      443,982      2,937,493     45,237       371,786      322,107      162,877      151,463
  1,926,413      443,982           --         45,237         --       322,107           --      151,463           --
 ----------   ----------     --------    -----------    -------     ---------    ---------    ---------    ---------
 $2,408,393   $1,926,413     $443,982    $ 2,982,730    $45,237     $ 693,893    $ 322,107    $ 314,340    $ 151,463
 ==========   ==========     ========    ===========    =======     =========    =========    =========    =========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                             Zenith Fund
                                                                               --------------------------------------

                                                                                  State Street Research Bond Income
                                                                                              Portfolio
                                                                               --------------------------------------
                                                                               For the Year For the Year  For the Year
                                                                                  Ended        Ended         Ended
                                                                               December 31, December 31,  December 31,
                                                                                   2002         2001          2000
                                                                               ------------ ------------  ------------
(DECREASE) INCREASE IN NET ASSETS
  From operations:
   Net investment (loss) income............................................... $ 4,278,595  $  5,095,599  $  (553,925)
   Net realized (losses) gains from security transactions.....................    (378,655)      400,025     (764,188)
   Change in unrealized (depreciation) appreciation of investments............   2,444,438      (137,736)   8,375,071
                                                                               -----------  ------------  -----------
   Net (decrease) increase in net assets resulting from operations............   6,344,378     5,357,888    7,056,958
                                                                               -----------  ------------  -----------
  From capital transactions:
   Net premiums...............................................................  18,007,464    14,237,318   16,247,550
   Redemptions................................................................  (3,078,401)   (3,623,665)  (2,164,427)
   Net portfolio transfers....................................................   1,121,089     3,289,281   (4,736,604)
   Other net transfers........................................................  (8,719,726)  (15,760,945)  (6,051,666)
                                                                               -----------  ------------  -----------
   Net increase (decrease) in net assets resulting from capital transactions..   7,330,426    (1,858,011)   3,294,853
                                                                               -----------  ------------  -----------
NET CHANGE IN NET ASSETS......................................................  13,674,804     3,499,877   10,351,811
NET ASSETS--BEGINNING OF PERIOD...............................................  79,483,128    75,983,251   65,631,440
                                                                               -----------  ------------  -----------
NET ASSETS--END OF PERIOD..................................................... $93,157,932  $ 79,483,128  $75,983,251
                                                                               ===========  ============  ===========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                                 Zenith Fund
------------------------------------------------------------------------------------------------------------
                                                            Salomon Brothers             Salomon Brothers
  FI Structured Equity    Harris Oakmark Focused Value Strategic Bond Opportunities       U.S. Government
      Portfolio (a)                Portfolio                    Portfolio                    Portfolio
------------------------  --------------------------   --------------------------   --------------------------
For the Year For the Year For the Year  For the Period For the Year  For the Period For the Year For the Period
   Ended        Ended        Ended      May 1, 2001 to    Ended      May 1, 2001 to    Ended     May 1, 2001 to
December 31, December 31, December 31,   December 31,  December 31,   December 31,  December 31,  December 31,
    2002         2001         2002           2001          2002           2001          2002          2001
------------ ------------ ------------  -------------- ------------  -------------- ------------ --------------

  $     70     $   (69)   $   (63,671)    $   (9,775)   $   72,727      $   (894)    $   71,569     $ (1,841)
    (9,596)        (77)        (9,588)           (43)          241           117         10,225        5,065
    (4,285)     (2,467)      (938,481)       279,801        62,351         4,621         83,661       (2,273)
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
   (13,811)     (2,613)    (1,011,740)       269,983       135,319         3,844        165,455          951
  --------     -------    -----------     ----------    ----------      --------     ----------     --------

    51,077          --      6,333,512        999,657       890,271        97,914      1,641,232      162,934
        --          --       (161,171)        (7,188)      (17,732)         (566)       (35,283)     (10,909)
    41,277      28,886      5,880,885      3,223,723     1,049,918       396,753      2,382,469      755,686
   (10,863)     (1,055)    (2,377,498)      (271,630)     (348,947)      (33,111)      (637,762)     (59,363)
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
    81,491      27,831      9,675,728      3,944,562     1,573,510       460,990      3,350,656      848,348
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
    67,680      25,218      8,663,988      4,214,545     1,708,829       464,834      3,516,111      849,299
    25,218          --      4,214,545             --       464,834            --        849,299           --
  --------     -------    -----------     ----------    ----------      --------     ----------     --------
  $ 92,898     $25,218    $12,878,533     $4,214,545    $2,173,663      $464,834     $4,365,410     $849,299
  ========     =======    ===========     ==========    ==========      ========     ==========     ========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                              Zenith Fund
                                                                        ------------------------------------------------------
                                                                                                                   FI Mid Cap
                                                                                  State Street Research          Opportunities
                                                                                 Money Market Portfolio            Portfolio
                                                                        ---------------------------------------  --------------
                                                                        For the Year  For the Year For the Year  For the Period
                                                                           Ended         Ended        Ended      May 1, 2002 to
                                                                        December 31,  December 31, December 31,   December 31,
                                                                            2002          2001         2000           2002
                                                                        ------------  ------------ ------------  --------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income........................................ $    259,328  $   918,529  $  1,386,180     $   (333)
   Net realized (losses) gains from security transactions..............     (628,588)    (499,341)    1,059,353       (1,950)
   Change in unrealized (depreciation) appreciation of investments.....      611,711      796,577      (454,099)       3,758
                                                                        ------------  -----------  ------------     --------
   Net (decrease) increase in net assets resulting from operations.....      242,451    1,215,765     1,991,434        1,475
                                                                        ------------  -----------  ------------     --------
 From capital transactions:
   Net premiums........................................................   25,769,284   17,936,134    35,316,006       49,033
   Redemptions.........................................................   (4,958,930)  (1,689,474)  (18,249,957)         (19)
   Net portfolio transfers.............................................  (33,048,287)  (4,603,225)  (27,922,080)     149,230
   Other net transfers.................................................   10,079,748   (1,666,768)   (2,674,970)     (31,850)
                                                                        ------------  -----------  ------------     --------
   Net increase (decrease) in net assets resulting from capital
    transactions.......................................................   (2,158,185)   9,976,667   (13,531,001)     166,394
                                                                        ------------  -----------  ------------     --------
NET CHANGE IN NET ASSETS...............................................   (1,915,734)  11,192,432   (11,539,567)     167,869
NET ASSETS--BEGINNING OF PERIOD........................................   32,726,347   21,533,915    33,073,482           --
                                                                        ------------  -----------  ------------     --------
NET ASSETS--END OF PERIOD.............................................. $ 30,810,613  $32,726,347  $ 21,533,915     $167,869
                                                                        ============  ===========  ============     ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                           Alliance Fund                                                  Fidelity Fund
--------------------------------------------------------------------------------------------------  ------------------------
                                                                                                          Fidelity VIP
           Alliance Growth & Income              Alliance Premier Growth     Alliance Technology           Contrafund
                   Portfolio                          Portfolio (a)             Portfolio (a)             Portfolio (a)
----------------------------------------------- ------------------------  ------------------------  ------------------------
For the Year For the Year    For the Period     For the Year For the Year For the Year For the Year For the Year For the Year
   Ended        Ended     September 30, 2000 to    Ended        Ended        Ended        Ended        Ended        Ended
December 31, December 31,     December 31,      December 31, December 31, December 31, December 31, December 31, December 31,
    2002         2001             2000              2002         2001         2002         2001         2002         2001
------------ ------------ --------------------- ------------ ------------ ------------ ------------ ------------ ------------

 $   23,587    $  2,195          $    --          $   (274)    $  (104)     $   (96)     $    661     $   (926)    $   (57)
    (18,278)       (318)              --            (9,853)       (138)        (519)      (19,763)        (348)        (27)
   (137,057)     24,267            2,702           (12,480)      1,299       (9,033)       (2,681)     (29,437)       (253)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
   (131,748)     26,144            2,702           (22,607)      1,057       (9,648)      (21,783)     (30,711)       (337)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------

    560,351     422,139               --            29,958          --       17,162           463       22,932       3,356
    (14,526)         --               --                --          --           --            --           --          --
    192,482     160,474           54,402           (60,622)     97,128           --        36,082      237,002      21,462
    (71,035)    (11,019)             769            (2,820)        133       (1,833)       (2,213)      (3,862)       (621)
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
    667,272     571,594           55,171           (33,484)     97,261       15,329        34,332      256,072      24,197
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
    535,524     597,738           57,873           (56,091)     98,318        5,681        12,549      225,361      23,860
    655,611      57,873               --            98,318          --       12,549            --       23,860          --
 ----------    --------          -------          --------     -------      -------      --------     --------     -------
 $1,191,135    $655,611          $57,873          $ 42,227     $98,318      $18,230      $ 12,549     $249,221     $23,860
 ==========    ========          =======          ========     =======      =======      ========     ========     =======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                     Fidelity Fund
                                                                  --------------------------------------------------
                                                                        Fidelity VIP              Fidelity VIP
                                                                    Asset Manager Growth             Growth
                                                                        Portfolio (a)             Portfolio (a)
                                                                  ------------------------  ------------------------
                                                                  For the Year For the Year For the Year For the Year
                                                                     Ended        Ended        Ended        Ended
                                                                  December 31, December 31, December 31, December 31,
                                                                      2002         2001         2002         2001
                                                                  ------------ ------------ ------------ ------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income..................................   $  3,017     $  (233)     $   (517)    $  (243)
   Net realized (losses) gains from security transactions........     (5,591)        113        (8,400)     (3,407)
   Change in unrealized (depreciation) appreciation of
    investments..................................................    (19,964)     (1,597)      (40,968)     (3,078)
                                                                    --------     -------      --------     -------
   Net (decrease) increase in net assets resulting from
    operations...................................................    (22,538)     (1,717)      (49,885)     (6,728)
                                                                    --------     -------      --------     -------
 From capital transactions:
   Net premiums..................................................    105,094      16,990       102,972      22,338
   Redemptions...................................................     (2,162)         --            --          --
   Net portfolio transfers.......................................    (31,085)     84,590        (1,143)     74,755
   Other net transfers...........................................    (12,942)     (5,355)       (5,581)     (3,117)
                                                                    --------     -------      --------     -------
   Net increase (decrease) in net assets resulting from capital
    transactions.................................................     58,905      96,225        96,248      93,976
                                                                    --------     -------      --------     -------
NET CHANGE IN NET ASSETS.........................................     36,367      94,508        46,363      87,248
NET ASSETS--BEGINNING OF PERIOD..................................     94,508          --        87,248          --
                                                                    --------     -------      --------     -------
NET ASSETS--END OF PERIOD........................................   $130,875     $94,508      $133,611     $87,248
                                                                    ========     =======      ========     =======

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                   American Fund                                            Met Investors Fund
--------------------------------------------------------------------------------------   ------------------------

   American Funds Growth    American Funds Growth-Income American Funds Global Small Cap    JPM Enhanced Index
         Portfolio                   Portfolio                    Portfolio                    Portfolio (a)
--------------------------  --------------------------   ------------------------------  ------------------------
For the Year For the Period For the Year  For the Period For the Year   For the Period   For the Year For the Year
   Ended     May 1, 2001 to    Ended      May 1, 2001 to    Ended       May 1, 2001 to      Ended        Ended
December 31,  December 31,  December 31,   December 31,  December 31,    December 31,    December 31,   December
    2002          2001          2002           2001          2002            2001            2002       31, 2001
------------ -------------- ------------  -------------- ------------   --------------   ------------ ------------


$   (56,543)   $  128,057   $    35,068     $   15,132    $   (1,451)      $  5,931        $    78       $  (13)
    (49,022)      (95,342)      (51,319)       (13,398)       35,746        (18,714)        (1,186)         (25)
 (1,636,890)      (17,189)   (1,122,854)        55,397      (396,292)        46,579         (1,483)        (320)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
 (1,742,455)       15,526    (1,139,105)        57,131      (361,997)        33,796         (2,591)        (358)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------

  5,515,691       700,197     4,324,156        553,810     1,071,636        138,839          6,165           --
    (51,220)       (1,570)      (62,519)        (6,270)       (8,869)            --             --           --
  5,147,713     2,173,706     4,404,613      1,876,550     1,067,611        476,691          1,869        5,908
 (2,053,980)      288,414    (1,573,001)       (27,864)     (354,525)       (30,269)        (3,041)        (187)
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
  8,558,204     3,160,747     7,093,249      2,396,226     1,775,853        585,261          4,993        5,721
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
  6,815,749     3,176,273     5,954,144      2,453,357     1,413,856        619,057          2,402        5,363
  3,176,273            --     2,453,357             --       619,057             --          5,363           --
-----------    ----------   -----------     ----------    ----------       --------        -------       ------
$ 9,992,022    $3,176,273   $ 8,407,501     $2,453,357    $2,032,913       $619,057        $ 7,765       $5,363
===========    ==========   ===========     ==========    ==========       ========        =======       ======

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS




                                                                                     Met Investors Fund
                                                                   ------------------------------------------------------
                                                                       MFS Mid Cap Growth      MFS Research International
                                                                            Portfolio                   Portfolio
                                                                   --------------------------  --------------------------
                                                                   For the Year For the Period For the Year For the Period
                                                                      Ended     May 1, 2001 to    Ended     May 1, 2001 to
                                                                   December 31,  December 31,  December 31,  December 31,
                                                                       2002          2001          2002          2001
                                                                   ------------ -------------- ------------ --------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income...................................  $      962     $   (940)     $ (2,121)     $   (351)
   Net realized (losses) gains from security transactions.........     (55,314)      (1,372)      (66,559)       (4,107)
   Change in unrealized (depreciation) appreciation of
    investments...................................................    (378,709)      11,239        (2,664)        1,444
                                                                    ----------     --------      --------      --------
   Net (decrease) increase in net assets resulting from
    operations....................................................    (433,061)       8,927       (71,344)       (3,014)
                                                                    ----------     --------      --------      --------
 From capital transactions:
   Net premiums...................................................     820,210       82,192       323,700        38,580
   Redemptions....................................................      (1,344)        (543)       (1,956)           --
   Net portfolio transfers........................................     375,032      264,649       254,704        77,076
   Other net transfers............................................      47,743      209,192       (28,935)      124,871
                                                                    ----------     --------      --------      --------
   Net increase (decrease) in net assets resulting from capital
    transactions..................................................   1,241,641      555,490       547,513       240,527
                                                                    ----------     --------      --------      --------
NET CHANGE IN NET ASSETS..........................................     808,580      564,417       476,169       237,513
NET ASSETS--BEGINNING OF PERIOD...................................     564,417           --       237,513            --
                                                                    ----------     --------      --------      --------
NET ASSETS--END OF PERIOD.........................................  $1,372,997     $564,417      $713,682      $237,513
                                                                    ==========     ========      ========      ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                                      Met Investors Fund
----------------------------------------------------------------------------------------------
    PIMCO Total Return           PIMCO Innovation             Lord Abbett Bond Debenture
         Portfolio                   Portfolio                         Portfolio
--------------------------  --------------------------  --------------------------------------
For the Year For the Period For the Year For the Period For the Year  For the Year For the Year
   Ended     May 1, 2001 to    Ended     May 1, 2001 to    Ended         Ended        Ended
December 31,  December 31,  December 31,  December 31,  December 31,  December 31, December 31,
    2002          2001          2002          2001          2002          2001         2000
------------ -------------- ------------ -------------- ------------  ------------ ------------

 $  (28,120)   $   23,842    $   (9,521)    $ (1,528)   $    924,873   $  859,088   $  (48,057)
     60,373         1,564      (111,879)      (9,873)     (1,886,218)    (134,223)     (62,427)
    270,736       (14,155)     (652,366)       4,179         949,375     (902,997)     (65,158)
 ----------    ----------    ----------     --------    ------------   ----------   ----------
    302,989        11,251      (773,766)      (7,222)        (11,970)    (178,132)    (175,642)
 ----------    ----------    ----------     --------    ------------   ----------   ----------

  1,998,260       266,987       931,879      138,136       2,500,797    2,653,126    2,272,880
    (31,798)       (9,397)       (7,020)          --        (441,582)    (478,731)    (256,031)
  3,693,012       902,199       627,449      661,537      11,019,013      807,014      762,530
   (851,347)      (68,474)     (258,151)     (43,761)    (13,314,199)    (872,472)    (644,203)
 ----------    ----------    ----------     --------    ------------   ----------   ----------
  4,808,127     1,091,315     1,294,157      755,912        (235,971)   2,108,937    2,135,176
 ----------    ----------    ----------     --------    ------------   ----------   ----------
  5,111,116     1,102,566       520,391      748,690        (247,941)   1,930,805    1,959,534
  1,102,566            --       748,690           --       8,844,547    6,913,742    4,954,208
 ----------    ----------    ----------     --------    ------------   ----------   ----------
 $6,213,682    $1,102,566    $1,269,081     $748,690    $  8,596,606   $8,844,547   $6,913,742
 ==========    ==========    ==========     ========    ============   ==========   ==========

                     Metropolitan Life Separate Account UL

                      STATEMENTS OF CHANGES IN NET ASSETS



                                                                                  Met Investors Fund
                                                                   -----------------------------------------------
                                                                    Met/AIM
                                                                    Mid Cap                   State Street Research
                                                                     Core        Met/AIM          Concentrated
                                                                    Equity   Small Cap Growth     International
                                                                   Portfolio    Portfolio           Portfolio
                                                                   --------- ---------------- ---------------------
                                                                    For the
                                                                    Period
                                                                    May 1,    For the Period     For the Period
                                                                    2002 to   May 1, 2002 to     May 1, 2002 to
                                                                   December    December 31,       December 31,
                                                                   31, 2002        2002               2002
                                                                   --------- ---------------- ---------------------
(DECREASE) INCREASE IN NET ASSETS
 From operations:
   Net investment (loss) income................................... $   (347)     $   (281)          $    (88)
   Net realized (losses) gains from security transactions.........   (1,242)         (593)              (843)
   Change in unrealized (depreciation) appreciation of
    investments...................................................   (6,351)       (4,322)            (2,920)
                                                                   --------      --------           --------
   Net (decrease) increase in net assets resulting from
    operations....................................................   (7,940)       (5,196)            (3,851)
                                                                   --------      --------           --------
 From capital transactions:
   Net premiums...................................................   70,763        30,362             59,332
   Redemptions....................................................     (929)         (129)              (178)
   Net portfolio transfers........................................  212,616        84,320            122,434
   Other net transfers............................................  (21,530)        6,439            (27,767)
                                                                   --------      --------           --------
   Net increase (decrease) in net assets resulting from capital
    transactions..................................................  260,920       120,992            153,821
                                                                   --------      --------           --------
NET CHANGE IN NET ASSETS..........................................  252,980       115,796            149,970
NET ASSETS--BEGINNING OF PERIOD...................................       --            --                 --
                                                                   --------      --------           --------
NET ASSETS--END OF PERIOD......................................... $252,980      $115,796           $149,970
                                                                   ========      ========           ========

--------
(a) Commenced operations on January 1, 2001.

                      See Notes to Financial Statements.

                     Metropolitan Life Separate Account UL

                         NOTES TO FINANCIAL STATEMENTS
                               December 31, 2002

1.  BUSINESS

   Metropolitan Life Separate Account UL (the "Separate Account"), a separate account of Metropolitan Life Insurance Company ("Metropolitan Life"), was established on December 13, 1988 to support Metropolitan Life's operations with respect to certain variable universal life contracts ("Contracts"). Metropolitan Life is a wholly owned subsidiary of MetLife, Inc. ("MetLife"). The Separate Account was registered as a unit investment trust on January 5, 1990 under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Insurance Department. The Separate Account presently consists of fifty-six sub-accounts that support various variable universal life insurance contracts (Flexible Premium Multifunded Life ("UL II"), MetLife Flexible Premium Variable Life ("MetFlex"), Group Variable Universal Life ("GVUL"), Flexible Premium Multifunded Life ("UL 2001"), Variable Additional Insurance ("VAI") and Variable Additional Benefits Rider ("VABR")).

   The Separate Account is divided into sub-accounts invested in shares of the corresponding portfolios, series or funds of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), the Janus Aspen Series Funds ("Janus Fund"), the Invesco Variable Investment Funds, Inc. ("Invesco Fund"), the Franklin Templeton Variable Insurance Product Series Funds ("Franklin Fund"), the New England Zenith Series Funds, Inc. ("Zenith Fund"), the Alliance Variable Product Series Funds ("Alliance Fund"), the Fidelity Variable Insurance Products Funds ("Fidelity Fund"), American Series Funds ("American Fund"), and the MetLife Investors Trust Funds ("Met Investors Fund"), collectively, (the "Funds"). For convenience, the portfolios, series or funds are referred to as "portfolios."

   The assets of the Separate Account are registered in the name of Metropolitan Life. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Metropolitan Life's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Metropolitan Life may conduct.
            Metropolitan Fund:
              State Street Research Investment Trust Portfolio
              State Street Research Diversified Portfolio
              State Street Research Aggressive Growth Portfolio
              MetLife Stock Index Portfolio
              Putnam International Stock Portfolio
              Janus Mid Cap Portfolio
              T. Rowe Price Small Cap Growth Portfolio
              Scudder Global Equity Portfolio
              Harris Oakmark Large Cap Value Portfolio
              Neuberger Berman Partners Mid Cap Value Portfolio
              T. Rowe Price Large Cap Growth Portfolio
              Lehman Brothers Aggregate Bond Index Portfolio
              Morgan Stanley EAFE Index Portfolio
              Russell 2000 Index Portfolio
              Putnam Large Cap Growth Portfolio
              State Street Research Aurora Portfolio
              MetLife Mid Cap Stock Index Portfolio
              Janus Growth Portfolio (b)
              Franklin Templeton Small Cap Growth Portfolio (b)
              State Street Research Large Cap Value Portfolio (c)

            Janus Fund:
              Janus Aspen Growth Portfolio

            Invesco Fund:
              Invesco VIF High Yield Portfolio
              Invesco VIF Equity Income Portfolio
              Invesco VIF Real Estate Opportunity Portfolio

            Franklin Fund:
              Franklin Templeton International Stock Portfolio
              Franklin Templeton Valuemark Small Cap Portfolio (a)

            Zenith Fund:
              Davis Venture Value Portfolio
              Loomis Sayles Small Cap Portfolio
       Zenith Fund: (continued)
         Alger Equity Growth Portfolio (a)
         MFS Investors Trust Portfolio (a)
         MFS Research Managers Portfolio (a)
         State Street Research Bond Income Portfolio
         FI Structured Equity Portfolio (a)
         Harris Oakmark Focused Value Portfolio (b)
         Salomon Brothers Strategic Bond Opportunities Portfolio (b) Salomon Brothers U.S. Government Portfolio (b)
         State Street Research Money Market Portfolio
         FI Mid Cap Opportunities Portfolio (c)

       Alliance Fund:
         Alliance Growth & Income Portfolio
         Alliance Premier Growth Portfolio (a)
         Alliance Technology Portfolio (a)

       Fidelity Fund:
         Fidelity VIP Contrafund Portfolio (a)
         Fidelity VIP Asset Manager Growth Portfolio (a)
         Fidelity VIP Growth Portfolio (a)

       American Fund:
         American Funds Growth Portfolio (b)
         American Funds Growth-Income Portfolio (b)
         American Funds Global Small Cap Portfolio (b)

       Met Investors Fund:
         JPM Enhanced Index Portfolio (a)
         MFS Mid Cap Growth Portfolio (b)
         MFS Research International Portfolio (b)
         PIMCO Total Return Portfolio (b)
         PIMCO Innovation Portfolio (b)
         Lord Abbett Bond Debenture Portfolio
         Met/AIM Mid Cap Core Equity Portfolio (c)
         Met/AIM Small Cap Growth Portfolio (c)
         State Street Research Concentrated International Portfolio (c)

   (a) On January 1, 2001, operations commenced for eleven new sub-accounts added to the Separate Account on that date: Franklin Templeton Valuemark Small Cap Portfolio, Alger Equity Growth Portfolio, MFS Investors Trust Portfolio, MFS Research Managers Portfolio, FI Structured Equity Portfolio, Alliance Premier Growth Portfolio, Alliance Technology Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Asset Manager Growth Portfolio, Fidelity VIP Growth Portfolio, and JPM Enhanced Index Portfolio.

   (b) On May 1, 2001, operations commenced for twelve new sub-accounts added to the Separate Account on that date: Janus Growth Portfolio, Franklin Templeton Small Cap Growth Portfolio, Harris Oakmark Focused Value Portfolio, Salomon Brothers Strategic Bond Opportunities Portfolio, Salomon Brothers U.S. Government Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Cap Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, PIMCO Total Return Portfolio, and PIMCO Innovation Portfolio.

   (c) On May 1, 2002, operations commenced for five new sub-accounts added to the Separate Account on that date: State Street Research Large Cap Value Portfolio, FI Mid Cap Opportunities Portfolio, Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, and State Street Research Concentrated International Portfolio.

2.  SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been provided in accordance with accounting principles generally accepted in the United States of America for variable universal life separate accounts registered as unit investment trusts.

    A. Valuation of Investments

       Investments are made in the portfolios of the Funds and are valued at the reported net asset values of these portfolios. The investments of the Funds are valued at fair value. Money market fund investments are valued utilizing the amortized cost method of valuation.

    B. Security Transactions

       Purchases and sales are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.

    C. Federal Income Taxes

       The operations of the Separate Account are included in the Federal income tax return of Metropolitan Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Metropolitan Life does not expect to incur Federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for Federal income taxes. Metropolitan Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributed to the contracts.

    D. Net Premiums

       Metropolitan Life deducts a sales load and a state premium tax charge from premiums before amounts are allocated to the Separate Account. In the case of certain policies, Metropolitan Life also deducts a Federal income tax charge before amounts are allocated to the Separate Account. The Federal income tax charge is imposed in connection with certain policies to recover a portion of the Federal income tax adjustment attributable to policy acquisition expenses.

    E. Use of Estimates

       The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

    F. Purchase Payments

       Purchase payments received by Metropolitan Life are credited as Accumulation Units as of the end of the valuation period in which received, as provided in the prospectus.

3.  EXPENSES

   With respect to assets in the Separate Account that support certain policies, Metropolitan Life deducts a charge from the assets of the Separate Account for the assumption of general administrative expenses and mortality and expense risks. This charge is equivalent to an effective annual rate of 0.45% of the average daily values of the assets in the Separate Account for GVUL contracts, 0.90% for UL II & UL 2001 contracts, 0.60% for MetFlex contracts, 0.75% for VAI and VABR contracts less than $250K and 0.50% for VAI and VABR contracts $250K and greater.

4.  PURCHASES AND SALES OF INVESTMENTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2002 were as follows:

                                                              Purchases  Sales
                                                              --------- --------
                                                                (In Thousands)
Metropolitan Fund:
  State Street Research Investment Trust Portfolio........... $ 32,829  $ 15,670
  State Street Research Diversified Portfolio................   26,136    10,410
  State Street Research Aggressive Growth Portfolio..........   16,339     6,652
  MetLife Stock Index Portfolio..............................   87,889    21,171
  Putnam International Stock Portfolio.......................    7,707     5,948
  Janus Mid Cap Portfolio....................................   37,929     4,514
  T. Rowe Price Small Cap Growth Portfolio...................    9,717     1,779
  Scudder Global Equity Portfolio............................    4,871     1,590
  Harris Oakmark Large Cap Value Portfolio...................   15,367     2,991
  Neuberger Berman Partners Mid Cap Value Portfolio..........    7,400     1,451
  T. Rowe Price Large Cap Growth Portfolio...................    7,831     1,174
  Lehman Brothers Aggregate Bond Index Portfolio.............   20,492     7,029
  Morgan Stanley EAFE Index Portfolio........................    7,939     3,223
  Russell 2000 Index Portfolio...............................    8,157     1,082
  Putnam Large Cap Growth Portfolio..........................    3,172       380
  State Street Research Aurora Portfolio.....................   18,753     2,817
  MetLife Mid Cap Stock Index Portfolio......................    8,936       275
  Janus Growth Portfolio.....................................    1,927       342
  Franklin Templeton Small Cap Growth Portfolio..............    1,353       236
  State Street Research Large Cap Value Portfolio............      210        15
Janus Fund:
  Janus Aspen Growth Portfolio...............................      930       218
Invesco Fund:
  Invesco VIF High Yield Portfolio...........................      353       112
  Invesco VIF Equity Income Portfolio........................      190       159
  Invesco VIF Real Estate Opportunity Portfolio..............      797       722
Franklin Fund:
  Franklin Templeton International Stock Portfolio...........    1,870       512
  Franklin Templeton Valuemark Small Cap Portfolio...........    1,139       207
Zenith Fund:
  Davis Venture Value Portfolio..............................    8,847       634
  Loomis Sayles Small Cap Portfolio..........................    1,328       322
  Alger Equity Growth Portfolio..............................    4,181       203
  MFS Investors Trust Portfolio..............................    1,196       920
  MFS Research Managers Portfolio............................      674       555
  State Street Research Bond Income Portfolio................  107,330    95,684
  FI Structured Equity Portfolio.............................      119        37
  Harris Oakmark Focused Value Portfolio.....................    9,880       248
  Salomon Brothers Strategic Bond Opportunities Portfolio....    1,928       279
  Salomon Brothers U.S. Government Portfolio.................    4,209       784
  State Street Research Money Market Portfolio...............   73,813    75,754
  FI Mid Cap Opportunities Portfolio.........................      188        22
Alliance Fund:
  Alliance Growth & Income Portfolio.........................      770        80
  Alliance Premier Growth Portfolio..........................       31        64
  Alliance Technology Portfolio..............................       16         1
Fidelity Fund:
  Fidelity VIP Contrafund Portfolio..........................      472       217
  Fidelity VIP Asset Manager Growth Portfolio................      125        63
  Fidelity VIP Growth Portfolio..............................      112        16
American Fund:
  American Funds Growth Portfolio............................    8,863       234
  American Funds Growth-Income Portfolio.....................    7,522       368
  American Funds Global Small Cap Portfolio..................    2,219       445
Met Investors Fund:
  JPM Enhanced Index Portfolio...............................        8         3
  MFS Mid Cap Growth Portfolio...............................    1,567        83
  MFS Research International Portfolio.......................    1,710     1,026
  PIMCO Total Return Portfolio...............................    5,986     1,202
  PIMCO Innovation Portfolio.................................    1,519       242
  Lord Abbett Bond Debenture Portfolio.......................   12,824    12,140
  Met/AIM Mid Cap Core Equity Portfolio......................      267         7
  Met/AIM Small Cap Growth Portfolio.........................      124         3
  State Street Research Concentrated International Portfolio.      160         6
                                                              --------  --------
  Total...................................................... $588,221  $282,321
                                                              ========  ========

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

5.  CHANGES IN OUTSTANDING UNITS

   The changes in units outstanding for the years ended December 31, 2002 and 2001 were as follows:

                                                  Metropolitan Fund
                                 ---------------------------------------------------
                                                               State Street
                                   State Street   State Street   Research    MetLife
                                     Research       Research    Aggressive    Stock
                                 Investment Trust Diversified     Growth      Index
                                    Portfolio      Portfolio    Portfolio   Portfolio
                                 ---------------- ------------ ------------ ---------
(In Thousands)
Outstanding at December 31, 2001      13,264         11,138       10,503     17,015
Activity during 2002:
  Issued........................       5,072          3,678        3,343      9,909
  Redeemed......................      (3,276)        (2,548)      (2,399)    (4,784)
                                      ------         ------       ------     ------
Outstanding at December 31, 2002      15,060         12,268       11,447     22,140
                                      ======         ======       ======     ======

Outstanding at December 31, 2000      11,054          9,234        9,254     11,689
Activity during 2001:
  Issued........................       2,828          2,200        1,392      6,525
  Redeemed......................        (618)          (296)        (143)    (1,199)
                                      ------         ------       ------     ------
Outstanding at December 31, 2001      13,264         11,138       10,503     17,015
                                      ======         ======       ======     ======

                                                Metropolitan Fund
----------------------------------------------------------------------------------------------------------------

   Putnam               T. Rowe Price                   Harris         Neuberger    T. Rowe Price Lehman Brothers
International   Janus     Small Cap      Scudder        Oakmark     Berman Partners   Large Cap      Aggregate
    Stock      Mid Cap     Growth     Global Equity Large Cap Value  Mid Cap Value     Growth       Bond Index
  Portfolio   Portfolio   Portfolio     Portfolio      Portfolio       Portfolio      Portfolio      Portfolio
------------- --------- ------------- ------------- --------------- --------------- ------------- ---------------
    3,106       8,481       3,509         2,000          1,242           1,076          2,124          3,153
    1,176       5,867       1,561           687          1,697             906          1,289          1,774
     (986)     (2,827)       (809)         (709)          (593)           (415)          (560)          (780)
   ------      ------       -----         -----          -----           -----          -----          -----
    3,296      11,521       4,261         1,978          2,346           1,567          2,853          4,147
   ======      ======       =====         =====          =====           =====          =====          =====

    2,709       5,367       2,995         1,848            220             456            632          1,730
    1,578       3,701         864           209          1,076             790          2,004          2,267
   (1,181)       (587)       (350)          (57)           (54)           (170)          (512)          (844)
   ------      ------       -----         -----          -----           -----          -----          -----
    3,106       8,481       3,509         2,000          1,242           1,076          2,124          3,153
   ======      ======       =====         =====          =====           =====          =====          =====

                                                  Metropolitan Fund
                                 --------------------------------------------------
                                 Morgan Stanley                         State Street
                                      EAFE       Russell   Putman Large   Research
                                     Index      2000 Index  Cap Growth     Aurora
                                   Portfolio    Portfolio   Portfolio    Portfolio
                                 -------------- ---------- ------------ ------------
(In Thousands)
Outstanding at December 31, 2001      1,352         920         792        1,317
Activity during 2002:
  Issued........................      1,485       1,015       1,075        1,944
  Redeemed......................       (793)       (321)       (404)        (662)
                                     ------       -----       -----        -----
Outstanding at December 31, 2002      2,044       1,614       1,463        2,599
                                     ======       =====       =====        =====

Outstanding at December 31, 2000        544         512         131          164
Activity during 2001:
  Issued........................      1,865       1,181         704        1,201
  Redeemed......................     (1,057)       (773)        (43)         (48)
                                     ------       -----       -----        -----
Outstanding at December 31, 2001      1,352         920         792        1,317
                                     ======       =====       =====        =====

                  Metropolitan Fund                    Janus Fund             Invesco Funds
-----------------------------------------------------  ---------- -------------------------------------
Metlife Mid               Franklin      State Street     Janus     Invesco   Invesco VIF     Invesco
 Cap Stock    Janus      Templeton        Research       Aspen       VIF       Equity    VIF Real Estate
   Index     Growth   Small Cap Growth Large Cap Value   Growth   High Yield   Income      Opportunity
 Portfolio  Portfolio    Portfolio        Portfolio    Portfolio  Portfolio   Portfolio     Portfolio
----------- --------- ---------------- --------------- ---------- ---------- ----------- ---------------
     867       122           52              --            236        37         12              7

   1,231       409          215              27            149        38          5             61
    (336)     (150)         (69)             (4)           (31)      (10)        (2)           (54)
   -----      ----          ---              --           ----       ---         --            ---
   1,762       381          198              23            354        65         15             14
   =====      ====          ===              ==           ====       ===         ==            ===

     210        --           --              --            473         1          2             10

     693       148           54              --             84        45         12              1
     (36)      (26)          (2)             --           (321)       (9)        (2)            (4)
   -----      ----          ---              --           ----       ---         --            ---
     867       122           52              --            236        37         12              7
   =====      ====          ===              ==           ====       ===         ==            ===

                                             Franklin Fund                     Zenith Fund
                                 ------------------------------------  --------------------------
                                 Franklin Templeton Franklin Templeton
                                   International        Valuemark      Davis Venture Loomis Sayles
                                       Stock            Small Cap          Value       Small Cap
                                     Portfolio          Portfolio        Portfolio     Portfolio
                                 ------------------ ------------------ ------------- -------------
(In Thousands)
Outstanding at December 31, 2001        189                 16              297           11
Activity during 2002:
  Issued........................        183                183              754           12
  Redeemed......................        (28)               (36)            (150)          (5)
                                        ---                ---             ----           --
Outstanding at December 31, 2002        344                163              901           18
                                        ===                ===             ====           ==

Outstanding at December 31, 2000         99                 --               39            2
Activity during 2001:
  Issued........................        118                 17              267           10
  Redeemed......................        (28)                (1)              (9)          (1)
                                        ---                ---             ----           --
Outstanding at December 31, 2001        189                 16              297           11
                                        ===                ===             ====           ==

                                                  Zenith Fund
---------------------------------------------------------------------------------------------------------------
                                 MFS    State Street     FI     Harris Oakmark Salomon Brothers
    Alger           MFS       Research    Research   Structured    Focused      Strategic Bond  Salomon Brothers
Equity Growth Investors Trust Managers  Bond Income    Equity       Value       Opportunities   U.S. Government
  Portfolio      Portfolio    Portfolio  Portfolio   Portfolio    Portfolio       Portfolio        Portfolio
------------- --------------- --------- ------------ ---------- -------------- ---------------- ----------------
       6             43           13       4,202          3           23              41                71

     624            110           73       2,094         15           72             195               393
     (41)           (49)         (39)       (732)        (6)         (19)            (59)             (124)
     ---            ---          ---       -----         --          ---             ---              ----
     589            104           47       5,564         12           76             177               340
     ===            ===          ===       =====         ==          ===             ===              ====

      --             --           --       3,980         --           --              --                --

       6             47           83       1,197          3           24              42                99
      --             (4)         (70)       (975)        --           (1)             (1)              (28)
     ---            ---          ---       -----         --          ---             ---              ----
       6             43           13       4,202          3           23              41                71
     ===            ===          ===       =====         ==          ===             ===              ====

                                        Zenith Fund                    Alliance Fund
                                 -------------------------  ----------------------------------
                                 State Street      FI       Alliance
                                   Research      Mid Cap    Growth &     Alliance     Alliance
                                 Money Market Opportunities  Income   Premier Growth Technology
                                  Portfolio     Portfolio   Portfolio   Portfolio    Portfolio
                                 ------------ ------------- --------- -------------- ----------
(In Thousands)
Outstanding at December 31, 2001     2,156         --           65          14            2
Activity during 2002:
  Issued........................     1,770         22           95           5            4
  Redeemed......................    (1,945)        (1)         (10)        (10)          --
                                    ------         --          ---         ---          ---
Outstanding at December 31, 2002     1,981         21          150           9            6
                                    ======         ==          ===         ===          ===

Outstanding at December 31, 2000     1,479         --            6          --           --
Activity during 2001:
  Issued........................     2,983         --           60          14           26
  Redeemed......................    (2,306)        --           (1)         --          (24)
                                    ------         --          ---         ---          ---
Outstanding at December 31, 2001     2,156         --           65          14            2
                                    ======         ==          ===         ===          ===

             Fidelity Fund                           American Fund               Met Investors Fund
--------------------------------------  ---------------------------------------  ------------------
             Fidelity VIP                                             American      JPM       MFS
Fidelity VIP Asset Manager Fidelity VIP   American   American Funds Funds Global Enhanced   Mid Cap
 Contrafund     Growth        Growth    Funds Growth Growth-Income   Small Cap     Index    Growth
 Portfolio     Portfolio    Portfolio    Portfolio     Portfolio     Portfolio   Portfolio Portfolio
------------ ------------- ------------ ------------ -------------- ------------ --------- ---------
      3           13            13           53            68            49          1         68

     33           15            18          217           287           226          1        328
     (1)          (8)           (3)         (49)          (68)          (72)        (1)      (102)
     --           --            --          ---           ---           ---         --       ----
     35           20            28          221           287           203          1        294
     ==           ==            ==          ===           ===           ===         ==       ====

     --           --            --           --            --            --         --         --

      3           14            17           67            76            55          1         71
     --           (1)           (4)         (14)           (8)           (6)        --         (3)
     --           --            --          ---           ---           ---         --       ----
      3           13            13           53            68            49          1         68
     ==           ==            ==          ===           ===           ===         ==       ====

                                                Met Investors Fund
                                 ------------------------------------------------

                                      MFS                              Lord Abbett
                                   Research       PIMCO       PIMCO       Bond
                                 International Total Return Innovation  Debenture
                                   Portfolio    Portfolio   Portfolio   Portfolio
                                 ------------- ------------ ---------- -----------
(In Thousands)
Outstanding at December 31, 2001       28           103         121        774
Activity during 2002:
  Issued........................      239           623         437        178
  Redeemed......................     (172)         (192)       (142)      (204)
                                     ----          ----        ----       ----
Outstanding at December 31, 2002       95           534         416        748
                                     ====          ====        ====       ====

Outstanding at December 31, 2000       --            --          --        601
Activity during 2001:
  Issued........................      113           123         128        246
  Redeemed......................      (85)          (20)         (7)       (73)
                                     ----          ----        ----       ----
Outstanding at December 31, 2001       28           103         121        774
                                     ====          ====        ====       ====

        Met Investors Fund
----------------------------------
                      State Street
  Met/AIM    Met/AIM    Research
  Mid Cap   Small Cap Concentrated
Core Equity  Growth   International
 Portfolio  Portfolio   Portfolio
----------- --------- -------------
    --         --          --

    33         17          22
    (3)        (2)         (4)
    --         --          --
    30         15          18
    ==         ==          ==

    --         --          --

    --         --          --
    --         --          --
    --         --          --
    --         --          --
    ==         ==          ==

6.  UNIT VALUES

   A summary of unit values and units outstanding for the Contracts and the expense as a percentage of average net assets, excluding expenses for the underlying funds, for each of the two years in the period ended December 31, 2002 or lesser time period if applicable.

                                                                          Metropolitan Fund
                                                  ------------------------------------------------------------------
                                                                                      State Street
                                                    State Street     State Street       Research
                                                      Research         Research        Aggressive        MetLife
                                                  Investment Trust   Diversified         Growth        Stock Index
                                                     Portfolio        Portfolio        Portfolio        Portfolio
                                                  ---------------- ---------------- ---------------- ---------------
2002
Units (In Thousands).............................           15,060           12,268           11,447          22,140
Unit Value (1)...................................  $8.11 to $25.66  $9.78 to $25.64  $8.32 to $12.09 $7.48 to $23.03
Net Assets (In Thousands)........................         $276,980         $238,020         $130,816        $326,228
Investment Income Ratio to Average Net Assets (2)            0.54%            2.27%            0.00%           1.61%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
Total Return (4).................................     -27% to -26%     -15% to -14%             -29%    -23% to -22%
2001
Units (In Thousands).............................           13,264           11,138           10,503          17,015
Unit Value (1)................................... $10.98 to $35.04 $11.35 to $30.04 $11.67 to $17.12 $9.62 to $29.91
Net Assets (In Thousands)........................         $356,701         $265,724         $171,692        $346,931
Investment Income Ratio to Average Net Assets (2)           13.53%            9.67%           24.84%           1.17%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
Total Return (4).................................     -18% to -17%       -7% to -6%             -24%    -13% to -12%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                         Metropolitan Fund
-------------------------------------------------------------------------------------------------------------------

    Putnam                       T. Rowe Price                        Harris          Neuberger      T. Rowe Price
 International       Janus         Small Cap         Scudder       Oakmark Large   Berman Partners     Large Cap
     Stock          Mid Cap         Growth        Global Equity      Cap Value      Mid Cap Value       Growth
   Portfolio       Portfolio       Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
--------------- --------------- ---------------- ---------------- ---------------- ---------------- ---------------
          3,296          11,521            4,261            1,978            2,346            1,567           2,853
$7.78 to $10.91 $4.22 to $12.07  $9.05 to $10.04  $9.90 to $11.03  $9.23 to $11.71 $10.24 to $14.13  $6.35 to $9.27
        $32,966        $119,020          $39,880          $20,476          $23,073          $18,286         $22,095
          0.89%           0.00%            0.00%            1.68%            3.31%            0.31%           0.26%
 0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%  0.45% to 0.90%
   -18% to -17%    -30% to -29%             -27%     -17% to -16%     -15% to -14%             -10%    -24% to -23%
          3,106           8,481            3,509            2,000            1,242            1,076           2,124
$9.47 to $13.35 $5.95 to $17.08 $12.46 to $13.76 $11.79 to $12.88 $10.80 to $13.76 $11.44 to $15.63 $8.35 to $12.08
        $38,281        $125,185          $44,660          $21,106          $14,336          $14,115         $21,111
          3.67%           0.00%            8.16%           11.32%            0.15%            1.94%           0.06%
 0.45% to 0.90%  0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.45% to 0.90%   0.60% to 0.90%  0.60% to 0.90%
   -21% to -20%    -37% to -33%       -10% to 2%     -16% to -15%       17% to 20%        -3% to 0%     -11% to -6%


Lehman Brothers
Aggregate Bond
     Index
   Portfolio
----------------

           4,147
$12.43 to $13.19
         $54,046
           2.81%
  0.45% to 0.90%
       9% to 10%
           3,153
$11.38 to $11.97
         $37,322
           1.29%
  0.45% to 0.90%
              7%

                                                                        Metropolitan Fund
                                                  --------------------------------------------------------------

                                                                                                  State Street
                                                  Morgan Stanley  Russell 2000    Putman Large      Research
                                                    EAFE Index       Index         Cap Growth        Aurora
                                                    Portfolio      Portfolio       Portfolio       Portfolio
                                                  -------------- --------------- -------------- ----------------
2002
Units (In Thousands).............................          2,044           1,614          1,463            2,599
Unit Value (1)................................... $5.76 to $7.53  $7.43 to $9.99 $3.51 to $3.79 $10.30 to $11.25
Net Assets (In Thousands)........................        $13,496         $14,829         $5,253          $29,061
Investment Income Ratio to Average Net Assets (2)          0.49%           0.59%          0.00%            0.52%
Expenses as a Percent of Average Net Assets (3).. 0.45% to 0.90%  0.45% to 0.90% 0.50% to 0.90%   0.50% to 0.90%
Total Return (4).................................           -17%    -21% to -20%   -30% to -29%     -22% to -21%
2001
Units (In Thousands).............................          1,352             920            792            1,317
Unit Value (1)................................... $6.97 to $9.04 $9.42 to $12.56 $4.98 to $5.04 $13.09 to $14.29
Net Assets (In Thousands)........................        $10,800         $10,625         $4,001          $20,005
Investment Income Ratio to Average Net Assets (2)          0.31%           0.26%          0.00%            0.38%
Expenses as a Percent of Average Net Assets (3).. 0.45% to 0.90%  0.45% to 0.90% 0.60% to 0.90%   0.60% to 0.90%
Total Return (4).................................   -22% to -21%        0% to 6%   -46% to -31%       16% to 19%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                      Metropolitan Fund                       Janus Fund           Invesco Fund
------------------------------------------------------------- ---------- --------------------------------
                                 Franklin
  Metlife Mid                    Templeton     State Street     Janus     Invesco   Invesco   Invesco VIF
   Cap Stock        Janus        Small Cap       Research       Aspen    VIF High  VIF Equity Real Estate
     Index         Growth         Growth      Large Cap Value   Growth     Yield     Income   Opportunity
   Portfolio      Portfolio      Portfolio       Portfolio    Portfolio  Portfolio Portfolio   Portfolio
--------------- -------------- -------------- --------------- ---------- --------- ---------- -----------
          1,762            381            198             23       354        65        15          14
 $8.18 to $8.98 $5.35 to $5.43 $6.31 to $6.41 $7.96 to $8.00     $6.10     $7.37     $7.94      $12.82
        $15,568         $2,045         $1,266           $189    $2,163      $476      $125        $179
          0.35%          0.00%          0.00%          0.92%     0.03%    13.27%     1.74%       1.40%
 0.50% to 0.90%          0.90%          0.90%          0.90%     0.60%     0.60%     0.60%       0.60%
   -16% to -15%           -31%           -28%           -20%      -27%       -1%      -19%         -6%
            867            122             52             --       236        37        12           7
$9.62 to $10.56 $7.73 to $7.82 $8.83 to $8.88            $--     $8.30     $7.46     $9.81      $12.05
         $9,019           $953           $457            $--    $1,959      $274      $122         $89
          0.43%          0.00%          0.00%             --     6.04%    20.89%     2.61%       1.16%
 0.60% to 0.90%          0.90%          0.60%             --     0.60%     0.60%     0.60%       0.60%
      -1% to 3%   -23% to -22%   -12% to -11%             --      -19%      -15%       -7%          1%

                                                       Franklin Fund                Zenith Fund
                                                  ----------------------- --------------------------------
                                                    Franklin    Franklin
                                                    Templeton   Templeton                      Loomis
                                                  International Valuemark      Davis        Sayles Small
                                                      Stock     Small Cap  Venture Value     Cap Series
                                                    Portfolio   Portfolio    Portfolio       Portfolio
                                                  ------------- --------- --------------- ----------------
2002
Units (In Thousands).............................       344         163               901               18
Unit Value (1)...................................     $7.57       $4.93   $7.48 to $21.70 $6.80 to $150.51
Net Assets (In Thousands)........................    $2,612        $801           $13,430           $2,408
Investment Income Ratio to Average Net Assets (2)     2.03%       0.51%             0.88%            0.11%
Expenses as a Percent of Average Net Assets (3)..     0.60%       0.60%    0.50% to 0.90%   0.50% to 0.90%
Total Return (4).................................      -18%        -29%      -17% to -16%             -22%
2001
Units (In Thousands).............................       189          16               297               11
Unit Value (1)...................................     $9.27       $6.91   $8.94 to $25.95 $8.66 to $191.87
Net Assets (In Thousands)........................    $1,767        $103            $7,498           $1,926
Investment Income Ratio to Average Net Assets (2)    14.19%       0.05%             4.47%            7.28%
Expenses as a Percent of Average Net Assets (3)..     0.60%       0.60%    0.60% to 0.90%   0.60% to 0.90%
Total Return (4).................................      -16%         -9%       -11% to -9%       -9% to -4%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                                                           Zenith Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Salomon
                                   MFS         State Street         FI                              Brothers         Salomon
    Alger           MFS         Research         Research       Structured     Harris Oakmark    Strategic Bond     Brothers
Equity Growth Investors Trust   Managers       Bond Income        Equity       Focused Value     Opportunities   U.S. Government
  Portfolio      Portfolio      Portfolio       Portfolio       Portfolio        Portfolio         Portfolio        Portfolio
------------- --------------- -------------- ---------------- -------------- ------------------ ---------------- ----------------
      589                104              47            5,564             12                 76              177              340
    $5.06     $6.54 to $6.84  $5.29 to $6.86 $12.18 to $25.85 $6.59 to $8.32 $167.13 to $169.65 $12.12 to $12.30 $12.72 to $12.91
   $2,983               $694            $314          $93,158            $93            $12,879           $2,174           $4,365
    0.00%              0.72%           0.30%            5.72%          0.89%              0.18%            6.33%            3.47%
    0.60%     0.60% to 0.90%  0.60% to 0.90%   0.60% to 0.90% 0.60% to 0.90%              0.90%            0.90%            0.90%
     -33%       -21% to -20%    -25% to -24%         7% to 8%   -19% to -17%        -10% to -9%        9% to 10%         7% to 8%
        6                 43              13            4,202              3                 23               41               71
    $7.57     $8.19 to $8.57  $6.97 to $9.04 $11.23 to $24.08          $8.19 $184.98 to $186.09 $11.15 to $11.22 $11.89 to $11.96
      $45               $322            $151          $79,483            $25             $4,215             $465             $849
    0.00%              0.00%           0.25%   5.64% to 7.28%          0.00%              0.00%            0.00%            0.00%
    0.60%     0.60% to 0.90%  0.60% to 0.90%   0.45% to 0.90%          0.60%              0.90%            0.90%            0.90%
     -16%        -14% to -3%    -17% to -14%         7% to 8%           -11%         12% to 13%         3% to 4%               4%

                                                            Zenith Fund                      Alliance Fund
                                                  ------------------------------- -----------------------------------

                                                    State Street        FI        Alliance
                                                      Research        Mid Cap     Growth &     Alliance     Alliance
                                                    Money Market   Opportunities   Income   Premier Growth Technology
                                                     Portfolio       Portfolio    Portfolio   Portfolio    Portfolio
                                                  ---------------- -------------- --------- -------------- ----------
2002
Units (In Thousands).............................            1,981             21     150           9            6
Unit Value (1)................................... $13.09 to $15.93 $8.14 to $8.19   $7.92       $4.94        $3.16
Net Assets (In Thousands)........................          $30,811           $168  $1,191         $42          $18
Investment Income Ratio to Average Net Assets (2)            1.57%          0.00%   3.31%       0.00%        5.08%
Expenses as a Percent of Average Net Assets (3)..   0.45% to 0.90%          0.90%   0.60%       0.60%        0.60%
Total Return (4).................................         0% to 1%   -19% to -18%    -22%        -31%         -42%
2001
Units (In Thousands).............................            2,156             --      65          14            2
Unit Value (1)................................... $14.88 to $15.85           $ --  $10.19       $7.15        $5.43
Net Assets (In Thousands)........................          $32,726           $ --    $656         $98          $13
Investment Income Ratio to Average Net Assets (2)            4.18%             --   0.91%       0.00%        6.23%
Expenses as a Percent of Average Net Assets (3)..   0.60% to 0.90%             --   0.60%       0.60%        0.60%
Total Return (4).................................         3% to 4%             --      2%        -14%         -35%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

        Fidelity Fund                            American Fund                       Met Investors Fund
------------------------------ -------------------------------------------------- ------------------------
           Fidelity
              VIP                                                   American
 Fidelity    Asset   Fidelity     American         American           Funds          JPM         MFS
   VIP      Manager     VIP         Funds            Funds           Global       Enhanced     Mid Cap
Contrafund  Growth    Growth       Growth        Growth-Income      Small Cap       Index      Growth
Portfolio  Portfolio Portfolio    Portfolio        Portfolio        Portfolio     Portfolio   Portfolio
---------- --------- --------- ---------------- ---------------- ---------------- --------- --------------

     35         20        28                221              287              203       1              294
  $7.16      $6.50     $4.72   $44.64 to $45.32 $28.98 to $29.42 $ 9.90 to $10.05   $6.09   $4.62 to $4.69
   $249       $131      $134             $9,992           $8,408           $2,033      $8           $1,373
  0.14%      3.23%     0.12%              0.05%            1.74%            0.81%   1.78%            0.82%
  0.60%      0.60%     0.60%              0.90%            0.90%            0.90%   0.60%            0.90%
   -10%       -18%      -30%       -25% to -24%     -19% to -18%     -20% to -19%    -25%             -44%

      3         13        13                 53               68               49       1               68
  $7.96      $7.89     $6.77   $59.63 to $59.99 $35.81 to $36.03 $12.34 to $12.41   $8.12   $8.32 to $8.37
    $24        $95       $87             $3,176           $2,453             $619      $5             $564
  0.00%      0.00%     0.00%              4.25%            0.82%            1.15%   0.00%            0.00%
  0.60%      0.60%     0.60%              0.90%            0.90%            0.90%   0.60%            0.90%
   -12%       -10%      -20%       -15% to -14%              -3%       -9% to -8%     -9%     -16% to -15%

                                                                        Met Investors Fund
                                                  ---------------------------------------------------------------
                                                       MFS                                         Lord Abbett
                                                    Research       PIMCO Total        PIMCO           Bond
                                                  International      Return         Innovation      Debenture
                                                    Portfolio       Portfolio       Portfolio       Portfolio
                                                  -------------- ---------------- -------------- ----------------
2002
Units (In Thousands).............................             95              534            416              748
Unit Value (1)................................... $7.41 to $7.52 $11.55 to $11.72 $3.01 to $3.06 $10.87 to $12.51
Net Assets (In Thousands)........................           $714           $6,214         $1,269           $8,597
Investment Income Ratio to Average Net Assets (2)          0.25%            0.00%          0.00%           11.43%
Expenses as a Percent of Average Net Assets (3)..          0.90%            0.90%          0.90%   0.45% to 0.90%
Total Return (4).................................           -12%        9% to 10%           -51%         0% to 1%
2001
Units (In Thousands).............................             28              103            121              774
Unit Value (1)................................... $8.44 to $8.50 $10.64 to $10.70 $6.15 to $6.19 $10.83 to $12.35
Net Assets (In Thousands)........................           $238           $1,103           $749           $8,845
Investment Income Ratio to Average Net Assets (2)          0.07%            2.37%          0.00%           11.73%
Expenses as a Percent of Average Net Assets (3)..          0.90%            0.90%          0.90%   0.45% to 0.90%
Total Return (4).................................   -13% to -12%               6%           -25%       -2% to -1%

--------
(1) Metropolitan Life sells a number of variable life products which have unique combinations of features and fees that are charged against the contract owners' account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit value. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.
(3) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units, and expenses of the underlying fund, are excluded.
(4) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deduction for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

                 Met Investors Fund
-----------------------------------------------------
   Met/AIM        Met/AIM
   Mid Cap       Small Cap         State Street
 Core Equity      Growth       Research Concentrated
  Portfolio      Portfolio    International Portfolio
-------------- -------------- -----------------------

            30             15                 18
$8.53 to $8.58 $7.59 to $7.63     $8.37 to $8.42
          $253           $116               $150
         0.00%          0.00%              0.00%
         0.90%          0.90%              0.90%
  -15% to -14%           -24%               -16%

            --             --                 --
          $ --           $ --               $ --
          $ --           $ --               $ --
            --             --                 --
            --             --                 --
            --             --                 --

                 NOTES TO FINANCIAL STATEMENTS -- (Concluded)



7.  CHANGE OF PORTFOLIO NAME AND PORTFOLIO MERGERS

   Effective July 1, 2001, State Street Research became the sub-investment manager of the State Street Research Bond Income Portfolio (formerly Back Bay Advisers Bond Income Portfolio) of the New England Zenith Series Fund. Effective May 1, 2001, State Street Research Growth Portfolio changed its name to State Street Research Investment Trust Portfolio. Effective April 29, 2002, State Street Research Income Portfolio and State Street Research Money Market Portfolio of the Metropolitan Fund were merged respectively into the State Street Research Bond Income Portfolio and the State Street Research Money Market Portfolio of the Zenith Fund. Effective April 29, 2002, Loomis Sayles High Yield Bond Portfolio of the Metropolitan Fund was merged into the Lord Abbett Bond Debenture Portfolio of the Met Investors Fund. Effective May 1, 2002, State Street Research Aurora Small Cap Value Portfolio and the Harris Oakmark Mid Cap Value Portfolio changed their names to State Street Research Aurora Portfolio and Harris Oakmark Focused Value Portfolio, respectively.

                               UL 2001 AND ULII

             FLEXIBLE PREMIUM MULTIFUNDED LIFE INSURANCE POLICIES

                     METROPOLITAN LIFE SEPARATE ACCOUNT UL

                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION
                                   (PART B)

                                  MAY 1, 2003


This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectus dated May 1, 2003 for UL2001 and the prospectus dated May 1, 2003 for ULII and should be read in conjunction therewith. A copy of the prospectus for UL2001 and the prospectus for ULII may be obtained by writing to MetLife, P.O. Box 336, Warwick, RI 02887-0336.


                                     SAI-1

                               TABLE OF CONTENTS


            The Company and the Separate Account............. SAI-3
            Distribution of the Policies..................... SAI-3
               Commissions on UL 2001 Policies............... SAI-3
               Commissions on ULII Policies.................. SAI-4
            Income Plans..................................... SAI-4
            Limits to MetLife's Right to Challenge the Policy SAI-4
            Misstatement of Age or Sex....................... SAI-4
            Reports.......................................... SAI-4
            Showing Performance.............................. SAI-5
            Personalized Illustrations....................... SAI-5
            Legal Notices.................................... SAI-6
            Experts.......................................... SAI-6
            Financial Statements.............................  SAI-


                                     SAI-2

                     THE COMPANY AND THE SEPARATE ACCOUNT

MetLife is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. Our main office is located at One Madison Avenue, New York, New York 10010. MetLife was formed under the laws of New York State in 1868. MetLife, Inc., through its subsidiaries and affiliates, provides insurance and other financial services to individual and group customers.

We established the Separate Account under New York law on December 13, 1988. The Separate Account receives premium payments from the Policies described in the Prospectus and other variable life insurance policies that we issue. We have registered the Separate Account as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act").

                         DISTRIBUTION OF THE POLICIES

We serve as the "principal underwriter," as defined in the 1940 Act, for the Policy. We are registered under the Securities Exchange Act of 1934 as a broker-dealer and are a member of the National Association of Securities Dealers, Inc. We perform the sales and administrative services for the Policies.

We sell the Policies through licensed life insurance sales representatives who are either registered through us, or registered through other broker-dealers, including a wholly owned subsidiary.

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

COMMISSIONS ON UL 2001 POLICIES


Commissions paid in 2000, 2001 and 2002 totaled $63,777,296, $62,825,350 and
$48,578,350 respectively. Maximum commissions are:


.. First Policy Year (at one of the following rates depending on the circumstances):

(1)50% of the lesser of:

    (A)Actual premiums paid in the first year;

    (B)The initial voluntary planned periodic premium for the first year; or

    (C)The annual premium necessary to keep the longest duration of the guaranteed minimum death benefit effective for a like Policy with Option A and the preferred nonsmoking rating class for standard risks (or the actual rating class for other risks) in place ("MCP");

                                      OR

(2)50% of actual premiums paid in the first year up to the MCP, if:

    (A)Actual premiums paid in the first year are equal to or greater than three time the MCP; and

    (B)The initial voluntary planned periodic premium for the first year is equal to or greater than one-half of the MCP;

                                      OR

(3)50% of the lesser of:

    (A)the amount by which premiums paid in the first 12 months following the application to increase the specified face amount exceed the cumulative amount of premiums on which a 50% commission has previously been paid; or

                                     SAI-3

    (B)the portion of (C) above, computed using the difference between the old and new specified face amounts and rating information of the insured at the time of the increase;

                                     PLUS

..  3% of amounts not eligible for the above commission schedules.

..  Policy Years 2-4:  5% of premiums paid in the Policy year.

.. Policy Years 5-10: A servicing fee of 2% of premiums paid in the Policy year.

.. Policy Years 11 and later: A servicing fee of 1% of premiums paid in the Policy year.

COMMISSIONS ON ULII POLICIES


Commissions paid in 2000, 2001 and 2002 totaled $9,835,604, $5,499,592 and
$3,435,442 respectively.


The calculation of Maximum Commissions payable for the ULII Policies is described in the prospectus for ULII.

                                 INCOME PLANS

Generally, you can receive the Policy's insurance proceeds, amounts payable at the Final Date or amounts paid upon surrender under an income plan instead of in a lump sum. Before you purchase an income plan you should consider:

.. The tax consequences associated with the Policy proceeds, which can vary considerably, depending on whether a plan is chosen. You or your beneficiary should consult with a qualified tax adviser about tax consequences.

.. That your Policy will terminate at the time you purchase an income plan and you will receive a new contract, which describes the terms of the income plan. You should carefully review the terms of the new contract, because it contains important information about the terms and conditions of the income plan.

..  That these plans do not have a variable investment return.

Generally, we currently make the following income plans available:

             .  Interest income         .  Installment Income for
                                           a Stated Period
             .  Installment Income for  .  Single Life
                a Stated Amount            Income-Guaranteed
                                           Payment Period
             .  Joint and Survivor      .  Single Life
                Life Income                Income-Guaranteed
                                           Return

               LIMITS TO METLIFE'S RIGHT TO CHALLENGE THE POLICY

We will not contest your Policy after two Policy years from issue or reinstatement (excluding riders added later). We will not contest an increase in a death benefit after it has been in effect for two years.

                          MISSTATEMENT OF AGE OR SEX

We will adjust benefits to reflect the correct age and sex of the insured, if this information is not correct in the Policy application.

                                    REPORTS

Generally, you will promptly receive statements confirming your significant transactions such as:

..  Change in specified face amount.

..  Change in death benefit options.

                                     SAI-4

..  Changes in guarantees.

..  Transfers among investment divisions (including those through Automated
   Investment Strategies, which are confirmed quarterly).

..  Partial withdrawals.

..  Loan amounts you request.

..  Loan repayments and premium payments.

If your premium payments are made through check-o-matic or another systematic payment method, we will not send you any confirmation in addition to the one you receive from your bank or employer.

We will also send you an annual statement within 30 days after a Policy year that will summarize the year's transactions and include information on:

..  Deductions and charges.

..  Status of the death benefit.

..  Cash and cash surrender values.

..  Amounts in the investment divisions and Fixed Account.

..  Status of Policy loans.

..  Automatic loans to pay interest.

..  Information on your modified endowment contract status (if applicable).

We will also send you a Fund's annual and semi-annual reports to shareholders.

                              SHOWING PERFORMANCE


We may provide information on the following:


.. Investment division performance ranking and rating information as it compares among similar investments as compiled by independent organizations.

.. Comparisons of the investment divisions with performance of similar investments and appropriate indices.

.. Our insurance company ratings that are assigned by independent rating agencies and that are relevant when considering our ability to honor our guarantees.

..  Personalized illustrations based on historical Separate Account performance.




                          PERSONALIZED ILLUSTRATIONS



We may provide personalized illustrations showing how the Policies work based on assumptions about investment returns and the Policy Owner's and/or insured's characteristics. The illustrations are intended to show how the death benefit, cash surrender value, and cash value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Separate Account equal to specified constant after-tax rates of return. One of the gross rates of return will be 0%. Gross rates of return do not reflect the deduction of any charges and expenses. The illustrations will be based on specified assumptions, such as face amount, premium payments, insured, underwriting class, and death benefit option. Illustrations will disclose the specific assumptions upon which they are based. Values will be given based on guaranteed mortality and expense risk and other charges and may also be based on current mortality and expense risk and other charges.


                                     SAI-5

The illustrated death benefit, cash surrender value, and cash value for a hypothetical Policy would be different, either higher or lower, from the amounts shown in the illustration if the actual gross rates of return averaged the gross rates of return upon which the illustration is based, but varied above and below the average during the period, or if premiums were paid in other amounts or at other than annual intervals. For example, as a result of variations in actual returns, additional premium payments beyond those illustrated may be necessary to maintain the Policy in force for the periods shown or to realize the Policy values shown in particular illustrations even if the average rate of return is realized.



Illustrations may also show the internal rate of return on the cash surrender value and the death benefit. The internal rate of return on the cash surrender value is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the cash surrender value of the Policy. The internal rate of return on the death benefit is equivalent to an interest rate (after taxes) at which an amount equal to the illustrated premiums could have been invested outside the Policy to arrive at the death benefit of the Policy. Illustrations may also show values based on the historical performance of the investment divisions of the Separate Account.


                                 LEGAL MATTERS

Anne M. Goggin, Chief Counsel-Individual Business at MetLife, has passed upon the legality of the Policies. The law firm of Foley & Lardner, Washington, D.C., has advised us on certain matters relating to the federal securities laws.

                                    EXPERTS


The financial statements included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is 201 E. Kennedy Boulevard, Suite 1200, Tampa, Florida 33602.



                             FINANCIAL STATEMENTS



The financial statements of MetLife are attached to this Statement of Additional Information. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policy.


                                     SAI-6

                         Independent Auditors' Report

To the Board of Directors and Shareholder of Metropolitan Life Insurance Company:

   We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2002 and 2001, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2002 and 2001, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
February 19, 2003

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                          December 31, 2002 and 2001
            (Dollars in millions, except share and per share data)

                                                                2002     2001
                                                              -------- --------
 Assets
 Investments:
    Fixed maturities available-for-sale, at fair value
      (amortized cost: $ 117,781 and $107,630, respectively). $124,525 $110,601
    Equity securities, at fair value (cost: $1,242 and
      $2,421, respectively)..................................    1,286    3,027
    Mortgage loans on real estate............................   25,353   24,626
    Policy loans.............................................    8,047    7,894
    Real estate and real estate joint ventures
      held-for-investment....................................    3,620    3,278
    Real estate held-for-sale................................      229    1,647
    Other limited partnership interests......................    2,380    1,637
    Short-term investments...................................    1,199    1,168
    Other invested assets....................................    3,419    3,013
                                                              -------- --------
        Total investments....................................  170,058  156,891
 Cash and cash equivalents...................................    1,106    3,932
 Accrued investment income...................................    1,889    1,981
 Premiums and other receivables..............................    7,945    7,126
 Deferred policy acquisition costs...........................    9,666   10,471
 Other assets................................................    4,819    4,750
 Separate account assets.....................................   53,912   62,714
                                                              -------- --------
        Total assets......................................... $249,395 $247,865
                                                              ======== ========
 Liabilities and Stockholder's Equity
 Liabilities:
    Future policy benefits................................... $ 86,039 $ 83,493
    Policyholder account balances............................   54,464   54,764
    Other policyholder funds.................................    6,206    6,001
    Policyholder dividends payable...........................    1,025    1,042
    Policyholder dividend obligation.........................    1,882      708
    Short-term debt..........................................      912      345
    Long-term debt...........................................    2,624    2,380
    Current income taxes payable.............................      873      162
    Deferred income taxes payable............................    1,947    1,893
    Payables under securities loaned transactions............   16,321   12,662
    Other liabilities........................................    6,848    6,981
    Separate account liabilities.............................   53,912   62,714
                                                              -------- --------
        Total liabilities....................................  233,053  233,145
                                                              -------- --------
 Commitments and contingencies (Note 11)

 Company-obligated mandatorily redeemable securities of
   subsidiary trusts.........................................      277      276
                                                              -------- --------
 Stockholder's Equity:
    Common stock, par value $0.01 per share; 1,000,000,000
      shares authorized; 494,466,664 shares issued and
      outstanding at December 31, 2002 and December 31, 2001.        5        5
    Additional paid-in capital...............................   13,474   12,825
    Retained earnings........................................      708       --
    Accumulated other comprehensive income...................    1,878    1,614
                                                              -------- --------
        Total stockholder's equity...........................   16,065   14,444
                                                              -------- --------
        Total liabilities and stockholder's equity........... $249,395 $247,865
                                                              ======== ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                       CONSOLIDATED STATEMENTS OF INCOME

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                        2002    2001     2000
                                                      -------  ------- -------
 Revenues
 Premiums............................................ $18,470  $17,023 $16,263
 Universal life and investment-type product policy
   fees..............................................   1,918    1,874   1,820
 Net investment income...............................  10,700   11,122  11,029
 Other revenues......................................   1,400    1,532   2,259
 Net investment (losses) gains (net of amounts
   allocable to other accounts of $(139), $(33) and
   $(54), respectively)..............................    (730)     927    (418)
                                                      -------  ------- -------
    Total revenues...................................  31,758   32,478  30,953
                                                      -------  ------- -------
 Expenses
 Policyholder benefits and claims (excludes amounts
   directly related to net investment losses and
   gains of $(150), $(54) and $41, respectively).....  18,860   18,265  16,935
 Interest credited to policyholder account balances..   2,711    3,035   2,935
 Policyholder dividends..............................   1,911    2,060   1,913
 Payments to former Canadian policyholders...........      --       --     327
 Demutualization costs...............................      --       --     230
 Other expenses (excludes amounts directly related
   to net investment losses and gains of $11, $21
   and $(95), respectively)..........................   6,589    6,920   7,308
                                                      -------  ------- -------
    Total expenses...................................  30,071   30,280  29,648
                                                      -------  ------- -------
 Income from continuing operations before provision
   for income taxes..................................   1,687    2,198   1,305
 Provision for income taxes..........................     525      797     435
                                                      -------  ------- -------
 Income from continuing operations...................   1,162    1,401     870
 Income from discontinued operations, net of income
   taxes.............................................     450       86      79
                                                      -------  ------- -------
 Net income.......................................... $ 1,612  $ 1,487 $   949
                                                      =======  ======= =======
 Net income after April 7, 2000 (date of
   demutualization) (Note 1).........................                  $ 1,169
                                                                       =======

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                                 Accumulated Other Comprehensive
                                                                                          Income (Loss)
                                                                              ------------------------------------
                                                                                   Net         Foreign    Minimum
                                                         Additional             Unrealized    Currency    Pension
                                                  Common  Paid-in   Retained    Investment   Translation Liability
                                                  Stock   Capital   Earnings  (Losses) Gains Adjustment  Adjustment  Total
                                                  ------ ---------- --------  -------------- ----------- ---------- -------
Balance at December 31, 1999.....................  $--    $    --   $ 14,100      $ (297)       $ (94)      $(19)   $13,690
Policy credits and cash payments to eligible
 policyholders...................................                     (2,958)                                        (2,958)
Common stock issued in demutualization...........    5     10,917    (10,922)                                            --
Capital contribution from the Holding
 Company.........................................           3,632                                                     3,632
Dividends on common stock........................                       (762)                                          (762)
Comprehensive income:
  Net loss before date of demutualization........                       (220)                                          (220)
  Net income after date of demutualization.......                      1,169                                          1,169
  Other comprehensive income:
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                  1,480                              1,480
   Foreign currency translation adjustments......                                                  (6)                   (6)
   Minimum pension liability adjustment..........                                                             (9)        (9)
                                                                                                                    -------
   Other comprehensive income....................                                                                     1,465
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,414
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2000.....................    5     14,549        407       1,183         (100)       (28)    16,016
Sale of subsidiary to the Holding Company........              96                                                        96
Issuance of warrants--by subsidiary..............              40                                                        40
Dividends on common stock........................          (1,860)    (1,894)                                        (3,754)
Comprehensive income:
  Net income.....................................                      1,487                                          1,487
  Other comprehensive income:
   Cumulative effect of change in accounting
    for derivatives, net of income taxes and
    reclassification adjustment..................                                     22                                 22
   Unrealized gains on derivative instruments,
    net of income taxes..........................                                     24                                 24
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    570                                570
   Foreign currency translation adjustments......                                                 (39)                  (39)
   Minimum pension liability adjustment..........                                                            (18)       (18)
                                                                                                                    -------
   Other comprehensive income....................                                                                       559
                                                                                                                    -------
  Comprehensive income...........................                                                                     2,046
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2001.....................    5     12,825         --       1,799         (139)       (46)    14,444
Sale of subsidiaries to the Holding Company......             149                                                       149
Capital contribution from the Holding
 Company.........................................             500                                                       500
Dividends on common stock........................                       (904)                                          (904)
Comprehensive income:
  Net income.....................................                      1,612                                          1,612
  Other comprehensive income:
   Unrealized losses on derivative instruments,
    net of income taxes..........................                                    (58)                               (58)
   Unrealized investment gains, net of related
    offsets, reclassification adjustments and
    income taxes.................................                                    250                                250
   Foreign currency translation adjustments......                                                  72                    72
                                                                                                                    -------
   Other comprehensive income....................                                                                       264
                                                                                                                    -------
  Comprehensive income...........................                                                                     1,876
                                                   ---    -------   --------      ------        -----       ----    -------
Balance at December 31, 2002.....................  $ 5    $13,474   $    708      $1,991        $ (67)      $(46)   $16,065
                                                   ===    =======   ========      ======        =====       ====    =======

          See Accompanying Notes to Consolidated Financial Statements

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                          2002      2001      2000
                                                                        --------  --------  --------
Cash flows from operating activities
Net income............................................................. $  1,612  $  1,487  $    949
Adjustments to reconcile net income to net cash provided by operating activities:
   Depreciation and amortization expenses..............................      383       318       363
   Amortization of premiums and accretion of discounts associated with
     investments, net..................................................     (456)     (358)     (451)
   Losses (gains) from sales of investments and businesses, net........      870      (894)      472
   Interest credited to other policyholder account balances............    2,711     3,035     2,935
   Universal life and investment-type product policy fees..............   (1,918)   (1,874)   (1,820)
   Change in premiums and other receivables............................   (2,200)     (612)      331
   Change in deferred policy acquisition costs, net....................     (766)     (553)     (519)
   Change in insurance-related liabilities.............................    4,550     3,522     2,618
   Change in income taxes payable......................................      684       871       246
   Change in other liabilities.........................................       32      (226)     (997)
   Other, net..........................................................     (698)     (920)     (919)
                                                                        --------  --------  --------
Net cash provided by operating activities..............................    4,804     3,796     3,208
                                                                        --------  --------  --------
Cash flows from investing activities
Sales, maturities and repayments of:
   Fixed maturities....................................................   61,473    51,438    56,971
   Equity securities...................................................    2,676     2,073       748
   Mortgage loans on real estate.......................................    2,632     1,936     2,185
   Real estate and real estate joint ventures..........................      179     1,131       606
   Other limited partnership interests.................................      340       396       422
Purchases of:
   Fixed maturities....................................................  (79,527)  (51,417)  (64,918)
   Equity securities...................................................   (1,217)   (3,045)     (863)
   Mortgage loans on real estate.......................................   (3,188)   (3,412)   (2,787)
   Real estate and real estate joint ventures..........................      (28)     (665)     (407)
   Other limited partnership interests.................................     (447)     (424)     (660)
Net change in short-term investments...................................     (308)     (303)    2,382
Purchase of businesses, net of cash received...........................       --        --      (416)
Proceeds from sales of businesses......................................      749       831       877
Net change in payable under securities loaned transactions.............    3,659       361     5,840
Other, net.............................................................     (814)     (534)     (821)
                                                                        --------  --------  --------
Net cash used in investing activities.................................. $(13,821) $ (1,634) $   (841)
                                                                        --------  --------  --------

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

             For the Years Ended December 31, 2002, 2001 and 2000
                             (Dollars in millions)

                                                                         2002      2001      2000
                                                                       --------  --------  --------
Cash flows from financing activities
Policyholder account balances:
   Deposits........................................................... $ 27,681  $ 29,171  $ 28,452
   Withdrawals........................................................  (22,118)  (25,593)  (28,504)
Net change in short-term debt.........................................      567      (740)   (3,095)
Long-term debt issued.................................................      537       353     1,214
Long-term debt repaid.................................................     (221)   (1,379)     (124)
Capital contribution from the Holding Company.........................      649        96     3,632
Net proceeds from issuance of company-obligated mandatorily redeemable
  securities of subsidiary trust......................................       --       197        --
Cash payments to eligible policyholders...............................       --        --    (2,550)
Dividends on common stock.............................................     (904)   (3,754)     (762)
                                                                       --------  --------  --------
Net cash provided by (used in) financing activities...................    6,191    (1,649)   (1,737)
                                                                       --------  --------  --------
Change in cash and cash equivalents...................................   (2,826)      513       630
Cash and cash equivalents, beginning of year..........................    3,932     3,419     2,789
                                                                       --------  --------  --------
Cash and cash equivalents, end of year................................ $  1,106  $  3,932  $  3,419
                                                                       ========  ========  ========
Supplemental disclosures of cash flow information:
   Cash paid (refunded) during the year for:
       Interest....................................................... $    267  $    336  $    448
                                                                       ========  ========  ========
       Income taxes................................................... $     96  $   (335) $    256
                                                                       ========  ========  ========
   Non-cash transactions during the year:
       Policy credits to eligible policyholders....................... $     --  $     --  $    408
                                                                       ========  ========  ========
       Business acquisitions--assets.................................. $     --  $     --  $ 22,936
                                                                       ========  ========  ========
       Business acquisitions--liabilities............................. $     --  $     --  $ 22,437
                                                                       ========  ========  ========
       Business dispositions--assets.................................. $ 17,276  $  6,162  $  1,184
                                                                       ========  ========  ========
       Business dispositions--liabilities............................. $ 16,547  $  5,263  $  1,014
                                                                       ========  ========  ========
       Real estate acquired in satisfaction of debt................... $     30  $     30  $     24
                                                                       ========  ========  ========
       Mortgage note on sale of real estate........................... $     --  $  1,530  $     --
                                                                       ========  ========  ========
       Purchase money mortgage on real estate sale.................... $    954  $     --  $     49
                                                                       ========  ========  ========

         See Accompanying Notes to Consolidated Financial Statements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1.  Summary of Accounting Policies

  Business

   Metropolitan Life Insurance Company ("Metropolitan Life") and its subsidiaries (the "Company") is a leading provider of insurance and other financial services to a broad section of individual and institutional customers. The Company offers life insurance, annuities, automobile and property insurance and mutual funds to individuals and group insurance, reinsurance, as well as retirement and savings products and services to corporations and other institutions. Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc. ("MetLife" or the "Holding Company").

  Basis of Presentation

   The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in conformity with GAAP in making such determination.

   The accompanying consolidated financial statements include the accounts of Metropolitan Life and its subsidiaries, partnerships and joint ventures in which the Company has a majority voting interest. Closed block assets, liabilities, revenues and expenses are combined on a line by line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 7. Intercompany accounts and transactions have been eliminated.

   Metropolitan Insurance and Annuity Company ("MIAC"), which was sold to MetLife in 2001, and Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A., which were sold to MetLife in 2002, are included in the accompanying Financial Statements until the date of sale. See Note 12.

   The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest, has influence over the partnership's operating and financial policies and does not have a controlling interest. The Company uses the cost method for minor interest investments and when it has virtually no influence over the partnership's operating and financial policies.

   Minority interest related to consolidated entities included in other liabilities was $481 million and $442 million at December 31, 2002 and 2001, respectively.

   Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2002 presentation.

  Summary of Critical Accounting Estimates

   The preparation of financial statements in conformity with GAAP requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The critical accounting policies, estimates and related judgments underlying the Company's consolidated financial statements are summarized below. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Investments

   The Company's principal investments are in fixed maturities, mortgage loans and real estate, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of impairments and income, as well as the determination of fair values. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:
(i) the length of time and the extent to which the market value has been below amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; and (vi) other subjective factors, including concentrations and information obtained from regulators and rating agencies. In addition, the earnings on certain investments are dependent upon market conditions, which could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets. The determination of fair values in the absence of quoted market values is based on valuation methodologies, securities the Company deems to be comparable and assumptions deemed appropriate given the circumstances. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

   Derivatives

   The Company enters into freestanding derivative transactions primarily to manage the risk associated with variability in cash flows related to the Company's financial assets and liabilities or to changing fair values. The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. The associated financial statement risk is the volatility in net income, which can result from (i) changes in fair value of derivatives not qualifying as accounting hedges, and
(ii) ineffectiveness of designated hedges in an environment of changing interest rates or fair values. In addition, accounting for derivatives is complex, as evidenced by significant authoritative interpretations of the primary accounting standards which continue to evolve, as well as the significant judgments and estimates involved in determining fair value in the absence of quoted market values. These estimates are based on valuation methodologies and assumptions deemed appropriate in the circumstances. Such assumptions include estimated market volatility and interest rates used in the determination of fair value where quoted market values are not available. The use of different assumptions may have a material effect on the estimated fair value amounts.

   Deferred Policy Acquisition Costs

   The Company incurs significant costs in connection with acquiring new insurance business. These costs, which vary with, and are primarily related to, the production of new business, are deferred. The recovery of such costs is dependent on the future profitability of the related business. The amount of future profit is dependent principally upon investment returns, mortality, morbidity, persistency, expenses to administer the business creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns are most likely to impact the rate of amortization of such costs. The aforementioned factors enter into management's estimates of gross margins and profits, which generally are used to amortize such costs. Revisions to estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross margins and profits are less than amounts deferred. In addition, the Company

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation in equity markets is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred.

   Future Policy Benefits

   The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disability insurance. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation.

   The Company also establishes liabilities for unpaid claims and claims expenses for property and casualty insurance. Pricing of this insurance takes into account the expected frequency and severity of losses, the costs of providing coverage, competitive factors, characteristics of the insured and the property covered, and profit considerations. Liabilities for property and casualty insurance are dependent on estimates of amounts payable for claims reported but not settled and claims incurred but not reported. These estimates are influenced by historical experience and actuarial assumptions of current developments, anticipated trends and risk management strategies.

   Differences between the actual experience and assumptions used in pricing these policies and in the establishment of liabilities result in variances in profit and could result in losses.

   Reinsurance

   The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance. Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish policy benefits and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed above. Additionally, for each of its reinsurance contracts, the Company must determine if the contract provides indemnification against loss or liability relating to insurance risk, in accordance with applicable accounting standards. The Company must review all contractual features, particularly those that may limit the amount of insurance risk to which the Company is subject or features that delay the timely reimbursement of claims. If the Company determines that a contract does not expose it to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting.

   Litigation

   The Company is a party to a number of legal actions. Given the inherent unpredictability of litigation, it is difficult to estimate the impact of litigation on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities related to certain lawsuits, including the Company's asbestos-related liability, are especially difficult to estimate due to the limitation of available data and uncertainty regarding numerous variables used to determine amounts recorded. The data and variables that impact the assumption used to estimate the Company's asbestos-related liability include the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts. It is possible that an adverse outcome in certain of the Company's litigation,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES including asbestos-related cases, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

   Employee Benefit Plans

   The Company sponsors pension and other retirement plans in various forms covering employees who meet specified eligibility requirements. The reported expense and liability associated with these plans requires an extensive use of assumptions which include the discount rate, expected return on plan assets and rate of future compensation increases as determined by the Company. Management determines these assumptions based upon currently available market and industry data, historical performance of the plan and its assets, and consultation with an independent consulting actuarial firm to aid it in selecting appropriate assumptions and valuing its related liabilities. The actuarial assumptions used by the Company may differ materially from actual results due to changing market and economic conditions, higher or lower withdrawal rates or longer or shorter life spans of the participants. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

  Significant Accounting Policies

   Investments

   The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as investment losses. Investment gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

   Mortgage loans on real estate are stated at amortized cost, net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are included in net investment gains and losses and are based upon the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on impaired loans are recorded as a reduction of the recorded asset.

   Real estate held-for-investment including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 40 years). Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. Cost of real estate held-for-investment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in net investment gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

   Policy loans are stated at unpaid principal balances.

   Short-term investments are stated at amortized cost, which approximates fair value.

   Other invested assets consist principally of leveraged leases and funds withheld at interest. The leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by geographic area. The Company regularly reviews residual values and writes down residuals to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies and equal to the net statutory reserves are withheld and continue to be legally owned by the ceding companies. The Company recognizes interest on funds withheld in accordance with the treaty terms as investment income is earned on the assets supporting the reinsured policies.

   Structured Investment Transactions and Variable Interest Entities

   The Company participates in structured investment transactions, primarily asset securitizations and structured notes. These transactions enhance the Company's total return of the investment portfolio principally by generating management fee income on asset securitizations and by providing equity-based returns on debt securities through structured notes and similar type instruments.

   The Company sponsors financial asset securitizations of high yield debt securities, investment grade bonds and structured finance securities and also is the collateral manager and a beneficial interest holder in such transactions. As the collateral manager, the Company earns management fees on the outstanding securitized asset balance, which are recorded in income as earned. When the Company transfers assets to a bankruptcy-remote special purpose entity ("SPE") and surrenders control over the transferred assets, the transaction is accounted for as a sale. Gains or losses on securitizations are determined with reference to the carrying amount of the financial assets transferred, which is allocated to the assets sold and the beneficial interests retained based on relative fair values at the date of transfer. Beneficial interests in securitizations are carried at fair value in fixed maturities. Income on the beneficial interests is recognized using the prospective method in accordance with Emerging Issues Task Force ("EITF") Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). The SPEs used to securitize assets are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE.

   The Company purchases or receives beneficial interests in SPEs, which generally acquire financial assets, including corporate equities, debt securities and purchased options. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company's exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company uses the beneficial interests as part of its risk management strategy, including asset-liability management. These SPEs are not consolidated by the Company because unrelated third parties hold controlling interests through ownership of equity in the SPEs, representing at least three percent of the value of the total assets of the SPE throughout the life of the SPE, and such equity class has the substantive risks and rewards of the residual interest of the SPE. The beneficial interests in SPEs where the Company exercises significant influence over the operating and financial policies of the SPE are accounted for in accordance with the equity method of accounting. Impairments of these beneficial interests are included in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES net investment gains and losses. The beneficial interests in SPEs where the Company does not exercise significant influence are accounted for based on the substance of the beneficial interest's rights and obligations. Beneficial interests are accounted for and are included in fixed maturities. These beneficial interests are generally structured notes, as defined by EITF Issue No. 96-12, Recognition of Interest Income and Balance Sheet Classification of Structured Notes, and their income is recognized using the retrospective interest method or the level yield method, as appropriate.

   Effective in 2003, Financial Accounting Standards Board ("FASB") Interpretation No. 46, Consolidation of Variable Interest Entities, and Interpretation of APB No. 51 ("FIN 46") will establish new accounting guidance relating to the consolidation of variable interest entities ("VIEs"). Certain of the asset-backed securitizations and structured investment transactions discussed above meet the definition of a VIE under FIN 46. In addition, certain investments in real estate joint ventures and other limited partnership interests also meet the VIE definition. The Company will be required to consolidate any VIE for which it is determined that the Company is the primary beneficiary. The Company is still in the process of evaluating its investments with regard to the implementation of FIN 46.

   The following table presents the total assets and the maximum exposure to loss relating to the VIEs that the Company believes it is reasonably possible it will need to consolidate in accordance with the provisions of FIN 46 at:

                                                                        December 31, 2002
                                                                        ------------------
                                                                                   Maximum
                                                                        Total    Exposure to
                                                                        Assets      Loss
                                                                        ------   -----------
                                                                        (Dollars in millions)
Financial asset-backed securitizations and collateralized debt and bond
  obligations.......................................................... $1,719      $  9(1)
Other structured investment transactions...............................     89        38(2)
Real estate joint ventures.............................................    443       196(3)
Other limited partnership interests....................................    864       167(3)
                                                                         ------     ----
   Total............................................................... $3,115      $410
                                                                         ======     ====

--------
(1) The maximum exposure to loss is based on the carrying value of retained interests.
(2) The maximum exposure to loss is based on the carrying value of beneficial interests.
(3) The maximum exposure to loss is based on the carrying value plus unfunded commitments reduced by amounts guaranteed by other partners.

   Derivative Instruments

   The Company uses derivative instruments to manage risk through one of four principal risk management strategies: (i) the hedging of liabilities, (ii) invested assets, (iii) portfolios of assets or liabilities and (iv) firm commitments and forecasted transactions. Additionally, the Company enters into income generation and replication derivative transactions as permitted by its derivatives use plan that was approved by the New York Insurance Department (the "Department"). The Company's derivative hedging strategy employs a variety of instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards contracts, and options, including caps and floors.

   On the date the Company enters into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value, cash flow or foreign currency). If a derivative does not qualify as a hedge,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES according to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended ("SFAS 133"), the derivative is recorded at fair value and changes in its fair value are generally reported in net investment gains or losses.

   The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. The Company generally determines hedge effectiveness based on total changes in fair value of a derivative instrument. The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur,
(v) a hedged firm commitment no longer meets the definition of a firm commitment, or (vi) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

   The Company designates and accounts for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments, (ii) receive U.S. dollar fixed on foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments, (iii) foreign currency forwards to hedge the exposure of future payments or receipts in foreign currencies, and (iv) other instruments to hedge the cash flows of various other forecasted transactions. For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported in other comprehensive income or loss. The ineffective portion of changes in fair value of the derivative instrument is reported in net investment gains or losses. Hedged forecasted transactions, other than the receipt or payment of variable interest payments, are not expected to occur more than 12 months after hedge inception.

   The Company designates and accounts for the following as fair value hedges when they have met the effectiveness requirements of SFAS 133: (i) various types of interest rate swaps to convert fixed rate investments to floating rate investments, (ii) receive U.S. dollar floating on foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments, and (iii) other instruments to hedge various other fair value exposures of investments. For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported as net investment gains or losses. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in net investment gains and losses.

   When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheet at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the consolidated balance sheet and recognized as a net investment gain or loss in the current period. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income or loss are recognized immediately in net investment gains or losses. When the hedged forecasted

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income or loss and is recognized when the transaction affects net income or loss; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value generally recognized in the current period as net investment gains or losses.

   The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the consolidated balance sheet at fair value and changes in their fair value are recorded currently in net investment gains or losses. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheet at fair value, with changes in fair value recognized in the current period as net investment gains or losses.

   The Company also uses derivatives to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These securities, called replication synthetic asset transactions ("RSATs"), are a combination of a derivative and a cash security to synthetically create a third replicated security. These derivatives are not designated as hedges. As of December 31, 2002 and 2001, 19 and 15, respectively, of such RSATs, with notional amounts totaling $285 million and $205 million, respectively, have been created through the combination of a credit default swap and a U.S. Treasury security. The Company records the premiums received on the credit default swaps in investment income over the life of the contract and changes in fair value are recorded in net investment gains and losses.

   The Company enters into written covered calls and net written covered collars to generate additional investment income on the underlying assets it holds. These derivatives are not designated as hedges. The Company records the premiums received as net investment income over the life of the contract and changes in fair value of such options and collars as net investment gains and losses.

   Cash and Cash Equivalents

   The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

   Property, Equipment, Leasehold Improvements and Computer Software

   Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. The estimated life for a company occupied real estate property is 40 years. Estimated lives range from five to ten years for leasehold improvements and three to five years for all other property and equipment. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $368 million and $546 million at December 31, 2002 and 2001, respectively. Related depreciation and amortization expense was $81 million, $96 million and $90 million for the years ended December 31, 2002, 2001 and 2000, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $297 million and $165 million at December 31, 2002 and 2001, respectively. Related amortization expense was $153 million, $106 million and $45 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Deferred Policy Acquisition Costs

   The costs of acquiring new insurance business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, universal life and investment-type products. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investment, mortality, expense margins and surrender charges. Interest rates are based on rates in effect at the inception or acquisition of the contracts.

   Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management utilizes the reversion to the mean assumption, a standard industry practice, in its determination of the amortization of deferred policy acquisition costs. This practice assumes that the expectation for long-term appreciation is not changed by minor short-term market fluctuations, but that it does change when large interim deviations have occurred. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

   Deferred policy acquisition costs for non-participating traditional life, non-medical health and annuity policies with life contingencies are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied during the lives of the contracts. Deviations from estimated experience are included in operations when they occur. For these contracts, the amortization period is typically the estimated life of the policy.

   Policy acquisition costs related to internally replaced contracts are expensed at the date of replacement.

   Deferred policy acquisition costs for property and casualty insurance contracts, which are primarily comprised of commissions and certain underwriting expenses, are deferred and amortized on a pro rata basis over the applicable contract term or reinsurance treaty.

   Value of business acquired ("VOBA"), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2002 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2002.......  $1,502    $ 8,969   $10,471
        Capitalizations..................      --      2,227     2,227
                                           ------    -------   -------
               Total.....................   1,502     11,196    12,698
                                           ------    -------   -------
        Amortization allocated to:
           Net investment gains (losses).      16         (5)       11
           Unrealized investment gains...      31        173       204
           Other expenses................     121      1,380     1,501
                                           ------    -------   -------
               Total amortization........     168      1,548     1,716
                                           ------    -------   -------
        Dispositions and other...........    (463)      (853)   (1,316)
                                           ------    -------   -------
        Balance at December 31, 2002.....  $  871    $ 8,795   $ 9,666
                                           ======    =======   =======

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2001 is as follows:

                                                    Deferred
                                          Value of   Policy
                                          Business Acquisition
                                          Acquired    Costs     Total
                                          -------- ----------- -------
                                              (Dollars in millions)
        Balance at January 1, 2001.......  $1,674    $ 8,823   $10,497
        Capitalizations..................      --      2,018     2,018
                                           ------    -------   -------
               Total.....................   1,674     10,841    12,515
                                           ------    -------   -------
        Amortization allocated to:
           Net investment (losses) gains.     (15)        36        21
           Unrealized investment gains...      16        112       128
           Other expenses................     178      1,256     1,434
                                           ------    -------   -------
               Total amortization........     179      1,404     1,583
                                           ------    -------   -------
        Dispositions and other...........       7       (468)     (461)
                                           ------    -------   -------
        Balance at December 31, 2001.....  $1,502    $ 8,969   $10,471
                                           ======    =======   =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding VOBA and deferred policy acquisition costs for the year ended December 31, 2000 is as follows:

                                                        Deferred
                                              Value of   Policy
                                              Business Acquisition
                                              Acquired    Costs     Total
                                              -------- ----------- -------
                                                  (Dollars in millions)
     Balance at January 1, 2000..............  $  632    $ 8,438   $ 9,070
     Capitalizations.........................      --      1,805     1,805
     Acquisitions............................   1,480        201     1,681
                                               ------    -------   -------
            Total............................   2,112     10,444    12,556
                                               ------    -------   -------
     Amortization allocated to:
        Net investment gains (losses)........      28       (123)      (95)
        Unrealized investment gains..........      93        503       596
        Other expenses.......................     310      1,162     1,472
                                               ------    -------   -------
            Total amortization...............     431      1,542     1,973
                                               ------    -------   -------
     Dispositions and other..................      (7)       (79)      (86)
                                               ------    -------   -------
     Balance at December 31, 2000............  $1,674    $ 8,823   $10,497
                                               ======    =======   =======

   The estimated future amortization expense allocated to other expenses for VOBA is $83 million in 2003, $78 million in 2004, $73 million in 2005, $70 million in 2006 and $64 million in 2007.

   Amortization of VOBA and deferred policy acquisition costs is allocated to
(i) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (ii) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized, and
(iii) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

   Investment gains and losses related to certain products have a direct impact on the amortization of VOBA and deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of VOBA and deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

   Goodwill

   The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. On January 1, 2002, the Company adopted the provisions of SFAS No. 142, Goodwill and Other Intangible Assets, ("SFAS 142"). In accordance with SFAS 142, goodwill is not amortized but is tested for impairment at least annually to determine if a write down of the cost of the asset is required. Impairments are recognized in operating results when the carrying amount of goodwill exceeds its implied fair value. Prior to the adoption of SFAS 142, goodwill was amortized on a straight-line basis over a period ranging from ten to 30 years and impairments were recognized in operating results when permanent diminution in value was deemed to have occurred.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Changes in goodwill were as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Net balance at January 1.. $ 575    $703    $ 611
                 Acquisitions..............     7      20      286
                 Amortization..............    --     (47)     (50)
                 Impairment losses.........    (2)    (61)      --
                 Dispositions and other....  (175)    (40)    (144)
                                             -----    ----   -----
                 Net balance at December 31 $ 405    $575    $ 703
                                             =====    ====   =====

   Accumulated amortization from goodwill was as follows at:

                                                December 31,
                                                ------------------
                                                2002         2001
                                                ----         ----
                                                (Dollars in millions)
                       Accumulated amortization $71          $100
                                                ===            ====

   Future Policy Benefits and Policyholder Account Balances

   Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 3% to 8%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (ii) the liability for terminal dividends, and (iii) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

   Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liabilities range from 3% to 9%. Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3% to 7%. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

   Policyholder account balances for universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest, ranging from 1% to 13%, less expenses, mortality charges, and withdrawals.

   The liability for unpaid claims and claim expenses for property and casualty insurance represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs,

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES reduced for anticipated salvage and subrogation. Revisions of these estimates are included in operations in the year such refinements are made.

   Recognition of Insurance Revenue and Related Benefits

   Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

   Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

   Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recognized in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

   Premiums related to property and casualty contracts are recognized as revenue on a pro rata basis over the applicable contract term. Unearned premiums are included in other liabilities.

   Other Revenues

   Other revenues include asset management and advisory fees, broker/dealer commissions and fees, and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

   Policyholder Dividends

   Policyholder dividends are approved annually by the insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

   Participating Business

   Participating business represented approximately 16% and 18% of the Company's life insurance in-force, and 90% and 82% of the number of life insurance policies in-force, at December 31, 2002 and 2001, respectively. Participating policies represented approximately 43% and 46%, 44% and 46%, and 47% and 50% of gross and net life insurance premiums for the years ended December 31, 2002, 2001 and 2000, respectively. The percentages indicated are calculated excluding the business of the Reinsurance segment.

   Income Taxes

   Metropolitan Life, the Holding Company and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the provisions of the Internal

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

Revenue Code of 1986, as amended (the "Code"). Non-includable subsidiaries file either separate tax returns or separate consolidated tax returns. Under the Code, the amount of federal income tax expense incurred by mutual life insurance companies includes an equity tax calculated based upon a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Metropolitan Life has not been subject to the equity tax since the date of demutualization. The future tax consequences of temporary differences between financial reporting and tax bases of assets and liabilities are measured at the balance sheet dates and are recorded as deferred income tax assets and liabilities.

   Reinsurance

   The Company has reinsured certain of its life insurance and property and casualty insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits. Deferred policy acquisition costs are reduced by amounts recovered under reinsurance contracts. Amounts received from reinsurers for policy administration are reported in other revenues.

   The Company assumes and retrocedes financial reinsurance contracts, which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in other assets. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

   Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. Investments (stated at estimated fair value) and liabilities of the separate accounts are reported separately as assets and liabilities. Deposits to separate accounts, investment income and recognized and unrealized gains and losses on the investments of the separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Company's consolidated statements of income and cash flows. Mortality, policy administration and surrender charges to all separate accounts are included in revenues.

   Stock Based Compensation

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion ("APB") No. 25, Accounting for Stock Issued to Employees ("APB 25") and has included in
Note 17 the pro forma disclosures required by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123").

   Foreign Currency Translation

   Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported in earnings.

   Discontinued Operations

   The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale on or after January 1, 2002 are reported in discontinued operations if the operations and cash flows

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of the component have been or will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Demutualization and Initial Public Offering

   On April 7, 2000 (the "date of demutualization"), Metropolitan Life converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life's plan of reorganization, as amended (the "plan").

   On the date of demutualization, policyholders' membership interests in Metropolitan Life were extinguished and eligible policyholders received, in exchange for their interests, trust interests representing 494,466,664 shares of common stock of MetLife to be held in a trust, cash payments aggregating $2,550 million and adjustments to their policy values in the form of policy credits aggregating $408 million, as provided in the plan. In addition, Metropolitan Life's Canadian branch made cash payments of $327 million in the second quarter of 2000 to holders of certain policies transferred to Clarica Life Insurance Company in connection with the sale of a substantial portion of Metropolitan Life's Canadian operations in 1998, as a result of a commitment made in connection with obtaining Canadian regulatory approval of that sale.

  Application of Accounting Pronouncements

   In January 2003, the FASB issued FIN 46 which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 is effective for all new variable interest entities created or acquired after January 31, 2003. For variable interest entities created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for the first interim or annual period beginning after June 15, 2003. The Company is in the process of assessing the impact of FIN 46 on its consolidated financial statements. Certain disclosure provisions of FIN 46 were required for December 31, 2002 financial statements. See "Structured Investment Transactions and Variable Interest Entities."

   As of December 31, 2002, the FASB is deliberating on a proposed statement that would further amend SFAS 133. The proposed statement will address certain SFAS 133 Implementation Issues. The proposed statement is not expected to have a significant impact on the Company's consolidated financial statements.

   In December 2002, the FASB issued SFAS No. 148, Accounting for Stock-Based Compensation --Transition and Disclosure ("SFAS 148"), which provides guidance on how to transition from the intrinsic value method of accounting for stock-based employee compensation under APB 25 to the fair value method of accounting of SFAS 123, if a company so elects. Effective January 1, 2003, the Company adopted the fair value method of recording stock options under SFAS
123. In accordance with alternatives available under the transitional guidance of SFAS 148, the Company has elected to apply the fair value method of accounting for stock options prospectively to awards granted subsequent to January 1, 2003. As permitted, options granted prior to January 1, 2003, will continue to be accounted for under APB 25, and the pro forma impact of accounting for these options at fair value will continue to be disclosed in the consolidated financial statements until the last of those options vest in 2005.

   In November 2002, the FASB issued Interpretation No. 45, Guarantor's Accounting and Disclosure Requirements for Guarantees Including Indirect Guarantees of Indebtedness of Others ("FIN 45"). FIN 45 requires entities to establish liabilities for certain types of guarantees, and expands financial statement disclosures

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES for others. Disclosure requirements under FIN 45 are effective for financial statements of annual periods ending after December 15, 2002 and are applicable to all guarantees issued by the guarantor subject to the provisions of FIN 45. The initial recognition and initial measurement provisions of FIN 45 are applicable on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect the initial adoption of FIN 45 to have a significant impact on the Company's consolidated financial statements. The adoption of FIN 45 requires the Company to include disclosures in its consolidated financial statements related to guarantees. See Note 11.

   In June 2002, the FASB issued SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities ("SFAS 146"), which must be adopted for exit and disposal activities initiated after December 31, 2002. SFAS 146 will require that a liability for a cost associated with an exit or disposal activity be recognized and measured initially at fair value only when the liability is incurred rather than at the date of an entity's commitment to an exit plan as required by EITF 94-3, Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring) ("EITF 94-3"). As discussed in Note 13, in the fourth quarter of 2001, the Company recorded a charge of $330 million, net of income taxes of $169 million, associated with business realignment initiatives using the EITF 94-3 accounting guidance.

   In April 2002, the FASB issued SFAS No. 145, Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). In addition to amending or rescinding other existing authoritative pronouncements to make various technical corrections, clarify meanings, or describe their applicability under changed conditions, SFAS 145 generally precludes companies from recording gains and losses from the extinguishment of debt as an extraordinary item. SFAS 145 also requires sale-leaseback treatment for certain modifications of a capital lease that result in the lease being classified as an operating lease. SFAS 145 is effective for fiscal years beginning after May 15, 2002, and the initial application of this standard did not have a significant impact on the Company's consolidated financial statements.

   Effective January 1, 2002, the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superseding SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of APB Opinion No. 30, Reporting the Results of Operations -- Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions ("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell, rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 (i) broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business); (ii) requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed; and (iii) retains the basic provisions of (a) APB 30 regarding the presentation of discontinued operations in the statements of income, (b) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill), and (c) SFAS 121 relating to the measurement of long-lived assets classified as held-for-sale. Adoption of SFAS 144 did not have a material impact on the Company's consolidated financial statements other than the presentation as discontinued operations of net investment income and net investment gains related to operations of real estate on which the Company initiated disposition activities subsequent to January 1, 2002 and the classification of such real estate as held-for-sale on the consolidated balance sheets. See Note 20.

   Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS 142 eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. The Company did not amortize

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES goodwill during 2002. Amortization of goodwill was $47 million and $50 million for the years ended December 31, 2001 and 2000, respectively. Amortization of other intangible assets was not material for the years ended December 31, 2002, 2001 and 2000. The Company has completed the required impairment tests of goodwill and indefinite-lived intangible assets. As a result of these tests, the Company recorded a $5 million charge to earnings relating to the impairment of certain goodwill assets in the third quarter of 2002 as a cumulative effect of a change in accounting. There was no impairment of identified intangible assets or significant reclassifications between goodwill and other intangible assets at January 1, 2002.

   Effective July 1, 2001, the Company adopted SFAS No. 141, Business Combinations ("SFAS 141"). SFAS 141 requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. In accordance with SFAS 141, the elimination of $5 million of negative goodwill was reported in income in the first quarter of 2002 as a cumulative effect of a change in accounting.

   In July 2001, the U.S. Securities and Exchange Commission ("SEC") released Staff Accounting Bulletin ("SAB") No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a Replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The initial adoption of these requirements did not have a material impact on the Company's consolidated financial statements.

   Effective April 1, 2001, the Company adopted EITF 99-20, Recognition of Interest Income and Impairment on Certain Investments. This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The initial adoption of EITF 99-20 did not have a material impact on the Company's consolidated financial statements.

   Effective January 1, 2001, the Company adopted SFAS 133 which established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in a $33 million increase in other comprehensive income, net of income taxes of $18 million, and had no material impact on net income. The increase to other comprehensive income is attributable to net gains on cash flow-type hedges at transition. Also at transition, the amortized cost of fixed maturities decreased and other invested assets increased by $22 million, representing the fair value of certain interest rate swaps that were accounted for prior to SFAS 133 using fair value-type settlement accounting. During the year ended December 31, 2001, $18 million of the pre-tax gain reported in accumulated other comprehensive income at transition was reclassified into net investment income. The FASB continues to issue additional guidance relating to the accounting for derivatives under SFAS 133, which may result in further adjustments to the Company's treatment of derivatives in subsequent accounting periods.

   Effective October 1, 2000, the Company adopted SAB No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES applying GAAP to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

   Effective January 1, 2000, the Company adopted Statement of Position ("SOP") No. 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

2.  September 11, 2001 Tragedies

   On September 11, 2001 terrorist attacks occurred in New York, Washington, D.C. and Pennsylvania (the "tragedies") triggering a significant loss of life and property which had an adverse impact on certain of the Company's businesses. The Company has direct exposure to these events with claims arising from its Individual, Institutional, Reinsurance and Auto & Home insurance coverages, and it believes the majority of such claims have been reported or otherwise analyzed by the Company.

   The Company's original estimate of the total insurance losses related to the tragedies, which was recorded in the third quarter of 2001, was $208 million, net of income taxes of $117 million. Net income for the year ended December 31, 2002 includes a $17 million, net of income taxes of $9 million, benefit from the reduction of the liability associated with the tragedies. This revision of the liability is the result of an analysis completed during the fourth quarter of 2002, which focused on the emerging incidence experienced over the past 12 months associated with certain disability products. As of December 31, 2002, the Company's remaining liability for unpaid and future claims associated with the tragedies was $47 million, principally related to disability coverages. The estimate has been and will continue to be subject to revision in subsequent periods, as claims are received from insureds and the claims to reinsurers are identified and processed. Any revision to the estimate of gross losses and reinsurance recoveries in subsequent periods will affect net income in such periods. Reinsurance recoveries are dependent on the continued creditworthiness of the reinsurers, which may be adversely affected by their other reinsured losses in connection with the tragedies.

   The Company's general account investment portfolios include investments, primarily comprised of fixed maturities, in industries that were affected by the tragedies, including airline, other travel, lodging and insurance. Exposures to these industries also exist through mortgage loans and investments in real estate. The carrying value of the Company's investment portfolio exposed to industries affected by the tragedies was approximately $3.5 billion at December 31, 2002.

   The long-term effects of the tragedies on the Company's businesses cannot be assessed at this time. The tragedies have had significant adverse effects on the general economic, market and political conditions, increasing many of the Company's business risks. This may have a negative effect on MetLife's businesses and results of operations over time. In particular, the declines in share prices experienced after the reopening of the U.S. equity markets following the tragedies have contributed, and may continue to contribute, to a decline in separate account assets, which in turn may have an adverse effect on fees earned in the Company's businesses. In addition, the Company has received and expects to continue to receive disability claims from individuals resulting from the tragedies.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

3.  Investments

  Fixed Maturities and Equity Securities

   Fixed maturities and equity securities at December 31, 2002 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 42,265  $2,914   $  896   $ 44,283
       Mortgage-backed securities........   30,444   1,534       20     31,958
       Foreign corporate securities......   15,405   1,295      185     16,515
       U.S. treasuries/agencies..........   13,256   1,514        3     14,767
       Asset-backed securities...........    8,070     204      181      8,093
       Foreign government securities.....    4,649     516       50      5,115
       States and political subdivisions.    2,575     181       20      2,736
       Other fixed income assets.........      312     126       82        356
                                          --------   ------  ------   --------
         Total bonds.....................  116,976   8,284    1,437    123,823
     Redeemable preferred stocks.........      805      13      116        702
                                          --------   ------  ------   --------
       Total fixed maturities............ $117,781  $8,297   $1,553   $124,525
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $    827  $  114   $   80   $    861
     Nonredeemable preferred stocks......      415      13        3        425
                                          --------   ------  ------   --------
       Total equity securities........... $  1,242  $  127   $   83   $  1,286
                                          ========   ======  ======   ========

   Fixed maturities and equity securities at December 31, 2001 were as follows:

                                           Cost or  Gross Unrealized
                                          Amortized ---------------- Estimated
                                            Cost     Gain     Loss   Fair Value
                                          ---------  ------  ------  ----------
                                                (Dollars in millions)
    Fixed Maturities:
     Bonds:
       U.S. corporates securities........ $ 41,552  $1,371   $  671   $ 42,252
       Mortgage-backed securities........   24,579     839      190     25,228
       Foreign corporate securities......   15,682     657      528     15,811
       U.S. treasuries/agencies..........    7,923   1,007       42      8,888
       Asset-backed securities...........    7,856     147      204      7,799
       Foreign government securities.....    5,130     522       36      5,616
       States and political subdivisions.    2,243      68       21      2,290
       Other fixed income assets.........    1,881     284      211      1,954
                                          --------   ------  ------   --------
         Total bonds.....................  106,846   4,895    1,903    109,838
    Redeemable preferred stocks..........      784      12       33        763
                                          --------   ------  ------   --------
       Total fixed maturities............ $107,630  $4,907   $1,936   $110,601
                                          ========   ======  ======   ========
    Equity Securities:
     Common stocks....................... $  1,938  $  655   $   75   $  2,518
     Nonredeemable preferred stocks......      483      28        2        509
                                          --------   ------  ------   --------
       Total equity securities........... $  2,421  $  683   $   77   $  3,027
                                          ========   ======  ======   ========

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company held foreign currency derivatives with notional amounts of $2,372 million and $1,958 million to hedge the exchange rate risk associated with foreign bonds at December 31, 2002 and 2001, respectively.

   The Company held fixed maturities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $10,731 million and $9,618 million at December 31, 2002 and 2001, respectively. Non-income producing fixed maturities were $395 million and $236 million at December 31, 2002 and 2001, respectively.

   The cost or amortized cost and estimated fair value of bonds at December 31, 2002, by contractual maturity date (excluding scheduled sinking funds), are shown below:

                                                     Cost or
                                                    Amortized  Estimated
                                                      Cost     Fair Value
                                                    ---------  ----------
                                                    (Dollars in millions)
        Due in one year or less.................... $  3,702    $  3,765
        Due after one year through five years......   22,212      23,250
        Due after five years through ten years.....   20,504      21,985
        Due after ten years........................   32,044      34,772
                                                    --------    --------
           Subtotal................................   78,462      83,772
        Mortgage-backed and asset-backed securities   38,514      40,051
                                                    --------    --------
           Subtotal................................  116,976     123,823
        Redeemable preferred stock.................      805         702
                                                    --------    --------
           Total fixed maturities.................. $117,781    $124,525
                                                    ========    ========

   Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

   Sales of fixed maturities and equity securities classified as available-for-sale were as follows:

                                        Years ended December 31,
                                       -------------------------
                                         2002     2001     2000
                                       -------  -------  -------
                                         (Dollars in millions)
               Proceeds............... $34,918  $27,576  $46,205
               Gross investment gains. $ 1,683  $   634  $   599
               Gross investment losses $  (973) $  (934) $(1,520)

   Gross investment losses above exclude writedowns recorded during 2002, 2001 and 2000 for other than temporarily impaired available-for-sale fixed maturities and equity securities of $1,342 million, $278 million and $324 million, respectively.

   Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

  Securities Lending Program

   The Company participates in securities lending programs whereby blocks of securities, which are included in investments, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $13,477 million and $11,416 million and an estimated fair value of $16,120 million and $12,066 million were on loan under the program at December 31, 2002 and 2001, respectively. The Company was liable for cash collateral under its control of $16,321 million and $12,662 million at December 31, 2002 and 2001, respectively. Security collateral on deposit from customers may not be sold or repledged and is not reflected in the consolidated financial statements.

  Structured Investment Transactions

   The Company securitizes high yield debt securities, investment grade bonds and structured finance securities. The Company has sponsored five securitizations with a total of approximately $1,719 million in financial assets as of December 31, 2002. Two of these transactions included the transfer of assets totaling approximately $289 million in 2001, resulting in the recognition of an insignificant amount of investment gains. The Company's beneficial interests in these SPEs as of December, 31, 2002 and 2001 and the related investment income for the years ended December 31, 2002, 2001 and 2000 were insignificant.

   The Company also invests in structured notes and similar type instruments, which generally provide equity-based returns on debt securities. The carrying value of such investments was approximately $870 million and $1.6 billion at December 31, 2002 and 2001, respectively. The related income recognized was $1 million, $44 million and $62 million for the years ended December 31, 2002, 2001 and 2000, respectively.

  Assets on Deposit and Held in Trust

   The Company had investment assets on deposit with regulatory agencies with a fair market value of $939 million and $835 million at December 31, 2002 and 2001, respectively. Company securities held in trust to satisfy collateral requirements had an amortized cost of $1,430 million and $1,336 million at December 31, 2002 and 2001, respectively.

  Mortgage Loans on Real Estate

   Mortgage loans on real estate were categorized as follows:

                                               December 31,
                                      -------------------------------
                                           2002            2001
                                      --------------- ---------------
                                      Amount  Percent Amount  Percent
                                      ------- ------- ------- -------
                                           (Dollars in millions)
          Commercial mortgage loans.. $20,433   80%   $19,503   79%
          Agricultural mortgage loans   5,042   20%     5,267   21%
                                      -------  ----   -------  ----
             Total...................  25,475  100%    24,770  100%
                                      =======  ====   =======  ====
          Less: Valuation allowances.     122             144
                                      -------         -------
             Mortgage loans.......... $25,353         $24,626
                                      =======         =======

   Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. At December 31, 2002, approximately 18%, 13% and 7% of the properties were located in California, New York and Florida, respectively. Generally, the Company (as the lender) requires that a minimum of one-fourth of the purchase price of the underlying real estate be paid by the borrower.

   Mortgage loans at December 31, 2002 and 2001 include $1,515 million and $1,530 million, respectively from MIAC, a related party, in connection with MIAC's purchase of real estate from the Company in 2001.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $620 million and $644 million at December 31, 2002 and 2001, respectively.

   Changes in mortgage loan valuation allowances were as follows:

                                                        Years ended
                                                       December 31,
                                                     --------------------
                                                     2002    2001   2000
                                                     ----    ----   ----
                                                     (Dollars in millions)
          Balance at January 1...................... $144    $ 83   $ 90
          Additions.................................   39     106     38
          Deductions for writedowns and dispositions  (56)    (45)   (74)
          (Dispositions) acquisitions of affiliates.   (5)     --     29
                                                      ----   ----   ----
          Balance at December 31.................... $122    $144   $ 83
                                                      ====   ====   ====

   A portion of the Company's mortgage loans on real estate was impaired and consisted of the following:


                                                             December 31,
                                                             -----------
                                                             2002   2001
                                                             ----  ------
                                                             (Dollars in
                                                              millions)
        Impaired mortgage loans with valuation allowances... $604  $  816
        Impaired mortgage loans without valuation allowances  257     315
                                                             ----  ------
        Total...............................................  861   1,131
        Less: Valuation allowances on impaired mortgages....  121     140
                                                             ----  ------
           Impaired mortgage loans.......................... $740  $  991
                                                             ====  ======

   The average investment in impaired mortgage loans on real estate was $1,068 million, $938 million and $912 million for the years ended December 31, 2002, 2001 and 2000, respectively. Interest income on impaired mortgage loans was $88 million, $103 million and $80 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   The investment in restructured mortgage loans on real estate was $410 million and $684 million at December 31, 2002 and 2001, respectively. Interest income of $44 million, $76 million and $77 million was recognized on restructured loans for the years ended December 31, 2002, 2001 and 2000, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to $41 million, $60 million and $74 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   Mortgage loans on real estate with scheduled payments of 60 days (90 days for agriculture mortgages) or more past due or in foreclosure had an amortized cost of $28 million and $43 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Real Estate and Real Estate Joint Ventures

   Real estate and real estate joint ventures consisted of the following:

                                                                 December 31,
                                                                --------------
                                                                 2002    2001
                                                                ------  ------
                                                                  (Dollars in
                                                                   millions)
 Real estate and real estate joint ventures held-for-investment $3,808  $3,435
 Impairments...................................................   (188)   (157)
                                                                ------  ------
    Total......................................................  3,620   3,278
                                                                ------  ------
 Real estate held-for-sale.....................................    327   1,859
 Impairments...................................................    (82)   (177)
 Valuation allowance...........................................    (16)    (35)
                                                                ------  ------
    Total......................................................    229   1,647
                                                                ------  ------
        Real estate and real estate joint ventures............. $3,849  $4,925
                                                                ======  ======

   Accumulated depreciation on real estate was $1,319 million and $1,882 million at December 31, 2002 and 2001, respectively. Related depreciation expense was $180 million, $217 million and $224 million for the years ended December 31, 2002, 2001 and 2000, respectively. These amounts include $48 million, $79 million and $80 million of depreciation expense related to discontinued operations for the years ended December 31, 2002, 2001 and 2000, respectively.

   Real estate and real estate joint ventures were categorized as follows:

                                       December 31,
                               -----------------------------
                                    2002           2001
                               -------------- --------------
                               Amount Percent Amount Percent
                               ------ ------- ------ -------
                                   (Dollars in millions)
                   Office..... $2,244   58%   $3,079   63%
                   Retail.....    697   18%      779   16%
                   Apartments.    454   12%      495   10%
                   Land.......     87    2%      184    4%
                   Agriculture      7    0%       14    0%
                   Other......    360   10%      374    7%
                               ------  ----   ------  ----
                      Total... $3,849  100%   $4,925  100%
                               ======  ====   ======  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The Company's real estate holdings are primarily located throughout the United States. At December 31, 2002, approximately 26%, 23% and 16% of the Company's real estate holdings were located in California, New York and Texas, respectively.

   Changes in real estate and real estate joint ventures held-for-sale valuation allowance were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002     2001    2000
                                                     ----     ----    ----
                                                     (Dollars in millions)
          Balance at January 1...................... $ 35     $ 39    $ 34
          Additions charged to operations...........   21       16      17
          Deductions for writedowns and dispositions  (40)     (20)    (12)
                                                      ----     ----    ----
          Balance at December 31.................... $ 16     $ 35    $ 39
                                                      ====     ====    ====

   Investment income related to impaired real estate and real estate joint ventures held-for-investment was $40 million, $22 million and $11 million for the years ended December 31, 2002, 2001 and 2000, respectively. Investment income related to impaired real estate held-for-sale was $11 million, $31 million and $52 million for the years ended December 31, 2002, 2001 and 2000, respectively. The carrying value of non-income producing real estate and real estate joint ventures was $62 million and $9 million at December 31, 2002 and 2001, respectively.

   The Company owned real estate acquired in satisfaction of debt of $8 million and $49 million at December 31, 2002 and 2001, respectively.

  Leveraged Leases

   Leveraged leases, included in other invested assets, consisted of the following:

                                              December 31,
                                             --------------------
                                              2002       2001
                                              ------     ------
                                             (Dollars in millions)
                   Investment............... $  985     $1,070
                   Estimated residual values    428        505
                                              ------     ------
                      Total.................  1,413      1,575
                   Unearned income..........   (368)      (404)
                                              ------     ------
                      Leveraged leases...... $1,045     $1,171
                                              ======     ======

   The investment amounts set forth above are generally due in monthly installments. The payment periods generally range from two to 15 years, but in certain circumstances are as long as 30 years. These receivables are generally collateralized by the related property. The Company's deferred tax provision related to leveraged leases was $981 million and $1,077 million at December 31, 2002 and 2001, respectively.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Net Investment Income

   The components of net investment income were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                      2002     2001    2000
                                                     -------  ------- -------
                                                      (Dollars in millions)
   Fixed maturities................................. $ 7,861  $ 8,462 $ 8,529
   Equity securities................................      25       48      41
   Mortgage loans on real estate....................   1,840    1,838   1,693
   Real estate and real estate joint ventures(1)....     756      910     990
   Policy loans.....................................     512      527     515
   Other limited partnership interests..............      57       48     142
   Cash, cash equivalents and short-term investments     224      264     271
   Other............................................     318      268     192
                                                     -------  ------- -------
      Total.........................................  11,593   12,365  12,373
   Less: Investment expenses(1).....................     893    1,243   1,344
                                                     -------  ------- -------
      Net investment income......................... $10,700  $11,122 $11,029
                                                     =======  ======= =======

--------
(1) Excludes amounts related to real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

  Net Investment (Losses) Gains

   Net investment (losses) gains, including changes in valuation allowances, were as follows:

                                                   Years ended December 31,
                                                   ----------------------
                                                    2002    2001     2000
                                                   -----   ------  -------
                                                    (Dollars in millions)
     Fixed maturities............................. $(862)  $ (644) $(1,437)
     Equity securities............................   230       66      192
     Mortgage loans on real estate................   (21)     (91)     (18)
     Real estate and real estate joint ventures(1)    (6)   1,626      101
     Other limited partnership interests..........    (2)    (161)      (7)
     Sales of businesses..........................    (7)      25      632
     Other........................................  (201)      73       65
                                                   -----   ------  -------
            Total.................................  (869)     894     (472)
     Amounts allocable to:
        Deferred policy acquisition costs.........   (11)     (21)      95
        Participating contracts...................    (7)    (105)    (126)
        Policyholder dividend obligation..........   157      159       85
                                                   -----   ------  -------
            Net investment (losses) gains......... $(730)  $  927  $  (418)
                                                   =====   ======  =======

--------
(1) The amount presented for the year ended December 31, 2002 excludes amounts related to sales of real estate held-for-sale presented as discontinued operations in accordance with SFAS 144.

   Investment gains and losses are net of related policyholder amounts. The amounts netted against investment gains and losses are (i) amortization of deferred policy acquisition costs to the extent that such amortization results from investment gains and losses, (ii) adjustments to participating contractholder accounts when amounts equal to such investment gains and losses are applied to the contractholder's accounts, and (iii) adjustments to the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES policyholder dividend obligation resulting from investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

   Real estate and real estate joint ventures net investment gains for 2001 include $1,630 million related to the sale of real estate to MIAC.

  Net Unrealized Investment Gains

   The components of net unrealized investment gains, included in accumulated other comprehensive income, were as follows:

                                                  Years ended December 31,
                                                 -------------------------
                                                   2002     2001     2000
                                                 -------  -------  -------
                                                   (Dollars in millions)
     Fixed maturities........................... $ 6,713  $ 2,971  $ 1,696
     Equity securities..........................      44      606      744
     Derivatives................................     (24)      71       --
     Other invested assets......................       1       59       58
                                                 -------  -------  -------
            Total...............................   6,734    3,707    2,498
                                                 -------  -------  -------
     Amounts allocable to:
        Future policy benefit loss recognition..  (1,242)     (30)    (284)
        Deferred policy acquisition costs.......    (366)      (6)     113
        Participating contracts.................    (129)    (127)    (133)
        Policyholder dividend obligation........  (1,882)    (708)    (385)
     Deferred income taxes......................  (1,124)  (1,037)    (626)
                                                 -------  -------  -------
            Total...............................  (4,743)  (1,908)  (1,315)
                                                 -------  -------  -------
            Net unrealized investment gains..... $ 1,991  $ 1,799  $ 1,183
                                                 =======  =======  =======

   The changes in net unrealized investment gains were as follows:

                                                                      Years ended December 31,
                                                                      -----------------------
                                                                        2002    2001    2000
                                                                      -------  ------  ------
                                                                       (Dollars in millions)
Balance at January 1................................................. $ 1,799  $1,183  $ (297)
Unrealized investment gains during the year..........................   2,803   1,391   3,298
Unrealized investment (losses) gains relating to:
   Future policy benefit (loss) gain recognition.....................  (1,212)    254     (35)
   Deferred policy acquisition costs.................................    (204)   (128)   (596)
   Participating contracts...........................................      (2)      6     (15)
   Policyholder dividend obligation..................................  (1,174)   (323)   (385)
Deferred income taxes................................................     (72)   (475)   (787)
Unrealized investment gains (losses) of subsidiaries at date of sale,
  net of deferred income taxes.......................................      53    (109)     --
                                                                      -------  ------  ------
Balance at December 31............................................... $ 1,991  $1,799  $1,183
                                                                      =======  ======  ======
Net change in unrealized investment gains............................ $   192  $  616  $1,480
                                                                      =======  ======  ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

4.  Derivative Instruments

   The table below provides a summary of the notional amount and fair value of derivative financial instruments held at December 31, 2002 and 2001:

                                             2002                        2001
                                  --------------------------- ---------------------------
                                           Current Market or             Current Market
                                               Fair Value                or Fair Value
                                  Notional ------------------ Notional ------------------
                                   Amount  Assets Liabilities  Amount  Assets Liabilities
                                  -------- ------ ----------- -------- ------ -----------
Financial futures................ $     4   $ --     $ --     $    --   $ --      $--
Interest rate swaps..............   3,866    196      126       1,823     73        9
Floors...........................     325      9       --         325     11       --
Caps.............................   7,770     --       --       8,010      5       --
Financial forwards...............   1,870     --       12          --     --       --
Foreign currency swaps...........   2,371     92      181       1,925    188       26
Options..........................      78      9       --       1,880      8       12
Foreign currency forwards........       1     --       --          33      4       --
Written covered calls............      --     --       --          40     --       --
Credit default swaps.............     376      2       --         270     --       --
                                  -------   ----     ----     -------   ----      ---
   Total contractual commitments. $16,661   $308     $319     $14,306   $289      $47
                                  =======   ====     ====     =======   ====      ===

   The following is a reconciliation of the notional amounts by derivative type and strategy at December 31, 2002 and 2001:

                                  December 31, 2001           Terminations/ December 31, 2002
                                   Notional Amount  Additions  Maturities    Notional Amount
                                  ----------------- --------- ------------- -----------------
                                                     (Dollars in millions)
BY DERIVATIVE TYPE
Financial futures................      $    --       $   760     $  756          $     4
Interest rate swaps..............        1,823         3,005        962            3,866
Floors...........................          325            --         --              325
Caps.............................        8,010         3,750      3,990            7,770
Financial forwards...............           --         2,870      1,000            1,870
Foreign currency swaps...........        1,925           760        314            2,371
Options..........................        1,880            55      1,857               78
Foreign currency forwards........           33             1         33                1
Written covered calls............           40            --         40               --
Credit default swaps.............          270           121         15              376
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======
BY DERIVATIVE STRATEGY
Liability hedging................        9,008         3,817      4,142            8,683
Invested asset hedging...........        4,768         4,488      3,972            5,284
Portfolio hedging................          530         2,104         --            2,634
Forecasted transaction hedging...           --           913        853               60
                                       -------       -------     ------          -------
   Total contractual commitments.      $14,306       $11,322     $8,967          $16,661
                                       =======       =======     ======          =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2002:

                                                     Remaining Life
                          ---------------------------------------------------------------------
                          One Year   After One Year   After Five Years
                          or Less  Through Five Years Through Ten Years After Ten Years  Total
                          -------- ------------------ ----------------- --------------- -------
                                                  (Dollars in millions)
Financial futures........  $    4        $   --            $   --            $ --       $     4
Interest rate swaps......      64         1,887             1,630             285         3,866
Floors...................      --            --               325              --           325
Caps.....................   1,000         6,770                --              --         7,770
Financial forwards.......   1,870            --                --              --         1,870
Foreign currency swaps...      88           962               851             470         2,371
Options..................       3            20                --              55            78
Foreign currency forwards      --             1                --              --             1
Written covered calls....      --            --                --              --            --
Credit default swaps.....      45           331                --              --           376
                           ------        ------            ------            ----       -------
   Total contractual
     commitments.........  $3,074        $9,971            $2,806            $810       $16,661
                           ======        ======            ======            ====       =======

   The following table presents the notional amounts and fair values of derivatives by type of hedge designation at December 31, 2002 and 2001:

                                2002                        2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Notional ------------------
                      Amount  Assets Liabilities  Amount  Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    BY TYPE OF HEDGE
    Fair value...... $   418   $ --     $ 64     $    --   $ --      $--
    Cash flow.......   3,445     69       72         607     61        1
    Non qualifying..  12,798    239      183      13,699    228       46
                     -------   ----     ----     -------   ----      ---
       Total........ $16,661   $308     $319     $14,306   $289      $47
                     =======   ====     ====     =======   ====      ===

   For the years ended December 2002, 2001 and 2000, the Company recognized net investment income of $23 million, $32 million and $13 million, respectively, from the periodic settlement of interest rate and foreign currency swaps.

   During the year ended December 31, 2002, the Company recognized $30 million in net investment losses related to qualifying fair value hedges. Accordingly, $34 million of unrealized gains on fair value hedged investments were recognized in net investment gains and losses. There were no derivatives designated as fair value hedges during the year ended December 31, 2001. There were no discontinued hedges during the year ended December 31, 2002.

   For the years ended December 31, 2002 and 2001, the amounts accumulated in other comprehensive income relating to cash flow hedges were losses of $24 million and gains of $71 million, respectively. During the year ended December 31, 2002, the Company recognized other comprehensive losses of $142 million relating to the effective portion of cash flow hedges. During the year ended December 31, 2002, $10 million of other comprehensive income and $57 million of other comprehensive losses were reclassified into net investment

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES income and net investment losses, respectively. During the year ended December 31, 2001, $19 million of other comprehensive income was reclassified into net investment income due to the SFAS No. 133 transition adjustment. Approximately $6 million and $12 million of the losses reported in accumulated other comprehensive income at December 31, 2002 are expected to be reclassified during the year ending December 31, 2003 into net investment income and net investment gains and losses, respectively, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment income of $32 million and $24 million, respectively, and net investment losses of $172 million and net investment gains of $100 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

5.  Fair Value Information

   The estimated fair values of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

   Amounts related to the Company's financial instruments were as follows:

                                                                      Notional Carrying Estimated
December 31, 2002                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $124,525  $124,525
   Equity securities.................................................          $  1,286  $  1,286
   Mortgage loans on real estate.....................................          $ 25,353  $ 27,935
   Policy loans......................................................          $  8,047  $  8,047
   Short-term investments............................................          $  1,199  $  1,199
   Cash and cash equivalents.........................................          $  1,106  $  1,106
   Mortgage loan commitments.........................................  $  859  $     --  $     12
   Commitments to fund partnership investments.......................  $1,667  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 34,706  $ 35,063
   Short-term debt...................................................          $    912  $    912
   Long-term debt....................................................          $  2,624  $  2,794
   Payable under securities loaned transactions......................          $ 16,321  $ 16,321
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    277  $    310

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                                                      Notional Carrying Estimated
December 31, 2001                                                      Amount   Value   Fair Value
-----------------                                                     -------- -------- ----------
                                                                         (Dollars in millions)
Assets:
   Fixed maturities..................................................          $110,601  $110,601
   Equity securities.................................................          $  3,027  $  3,027
   Mortgage loans on real estate.....................................          $ 24,626  $ 25,815
   Policy loans......................................................          $  7,894  $  7,894
   Short-term investments............................................          $  1,168  $  1,168
   Cash and cash equivalents.........................................          $  3,932  $  3,932
   Mortgage loan commitments.........................................  $  532  $     --  $     (4)
   Commitments to fund partnership investments.......................  $1,898  $     --  $     --
Liabilities:
   Policyholder account balances.....................................          $ 47,494  $ 47,833
   Short-term debt...................................................          $    345  $    345
   Long-term debt....................................................          $  2,380  $  2,442
   Payable under securities loaned transactions......................          $ 12,662  $ 12,662
Other:
   Company-obligated mandatorily redeemable securities of subsidiary
     trusts..........................................................          $    276  $    276

   The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

  Fixed Maturities and Equity Securities

   The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

  Mortgage Loans on Real Estate, Mortgage Loan Commitments and Commitments to Fund Partnership Agreements

   Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments, the estimated fair value is the net premium or discount of the commitments. Commitments to fund partnership agreements have no stated interest rate and are assumed to have a fair value of zero.

  Policy Loans

   The carrying values for policy loans approximate fair value.

  Cash and Cash Equivalents and Short-term Investments

   The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  Policyholder Account Balances

   The fair value of policyholder account balances are estimated by discounting expected future cash flows, based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Short-term and Long-term Debt, Payables Under Securities Loaned Transactions and Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   The fair values of short-term and long-term debt, payables under securities loaned transactions and Company-obligated mandatorily redeemable securities of subsidiary trusts are determined by discounting expected future cash flows, using risk rates currently available for debt with similar terms and remaining maturities.

  Derivative Instruments

   The fair value of derivative instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, floors, foreign currency forwards, caps, floors, options and written covered calls are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

6.  Employee Benefit Plans

  Pension Benefit and Other Benefit Plans

   The Company is both the sponsor and administrator of defined benefit pension plans covering eligible employees and sales representatives of the Company. Retirement benefits are based upon years of credited service and final average earnings history.

   The Company also provides certain postemployment benefits and certain postretirement health care and life insurance benefits for retired employees through insurance contracts. Substantially all of the Company's employees may, in accordance with the plans applicable to the postretirement benefits, become eligible for these benefits if they attain retirement age, with sufficient service, while working for the Company.

                                                             December 31,
                                                    ------------------------------
                                                    Pension Benefits Other Benefits
                                                    --------------   --------------
                                                     2002     2001    2002    2001
                                                    ------   ------  ------  ------
                                                         (Dollars in millions)
Change in projected benefit obligation:
 Projected benefit obligation at beginning of year. $4,426   $4,145  $1,669  $1,542
   Service cost....................................    104      104      36      34
   Interest cost...................................    307      308     123     115
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Actuarial losses................................    307      169     342      66
   Curtailments and terminations...................     (3)     (49)     (2)      9
   Change in benefits..............................     --       29    (168)     --
   Benefits paid...................................   (284)    (268)   (122)    (97)
                                                    ------   ------  ------  ------
 Projected benefit obligation at end of year.......  4,747    4,426   1,878   1,669
                                                    ------   ------  ------  ------
Change in plan assets:
 Contract value of plan assets at beginning of year  4,161    4,619   1,169   1,318
   Actual return on plan assets....................   (185)    (201)    (92)    (49)
   Acquisitions and divestitures...................   (110)     (12)     --      --
   Employer and participant contributions..........    426       23       1       1
   Benefits paid...................................   (284)    (268)   (113)   (101)
                                                    ------   ------  ------  ------
 Contract value of plan assets at end of year......  4,008    4,161     965   1,169
                                                    ------   ------  ------  ------
Under funded.......................................   (739)    (265)   (913)   (500)
Unrecognized net actuarial losses (gains)..........  1,507      693     262    (258)
Unrecognized prior service cost (credit)...........    101      116    (208)    (49)
                                                    ------   ------  ------  ------
Prepaid benefit (accrued) cost..................... $  869   $  544  $ (859) $ (807)
                                                    ======   ======  ======  ======
Qualified plan prepaid pension cost................ $1,164   $  805
Non-qualified plan accrued pension cost............   (341)    (323)
Unamortized prior service cost.....................     --       16
Accumulated other comprehensive loss...............     46       46
                                                    ------   ------
Prepaid benefit cost............................... $  869   $  544
                                                    ======   ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                         Qualified Plan   Non-Qualified Plan       Total
                                        ----------------  -----------------  ----------------
                                          2002     2001    2002      2001      2002     2001
                                        -------  -------   -----     -----   -------  -------
                                                      (Dollars in millions)
Aggregate projected benefit
  obligation........................... $(4,273) $(4,006) $(474)    $(420)   $(4,747) $(4,426)
Aggregate contract value of plan assets
  (principally Company contracts)......   4,008    4,161     --        --      4,008    4,161
                                        -------  -------   -----     -----   -------  -------
(Under) over funded.................... $  (265) $   155  $(474)    $(420)   $  (739) $  (265)
                                        =======  =======   =====     =====   =======  =======

   The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                             Pension Benefits   Other Benefits
                                             ---------------- ------------------
                                              2002    2001       2002     2001
                                             ------ --------- ---------- -------
                                                    (Dollars in millions)
Weighted average assumptions at December 31:
   Discount rate............................ 6.75%  6.9%-7.4% 6.5%-7.25% 6%-7.4%
   Expected rate of return on plan assets...  8%-9%   8%-9%    5.2%-9%    6%-9%
   Rate of compensation increase............ 4%-6%    4%-6%      N/A       N/A

   The assumed health care cost trend rates used in measuring the accumulated nonpension postretirement benefit obligation were as follows:

                                                December 31,
                               -----------------------------------------------
                                        2002                    2001
                               ---------------------- ------------------------
  Pre-Medicare eligible claims 9% down to 5% in 2010  9.5% down to 5% in 2010
  Medicare eligible claims.... 11% down to 5% in 2014 11.5% down to 5% in 2014

   Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                        One Percent One Percent
                                                         Increase    Decrease
                                                        ----------- -----------
                                                         (Dollars in millions)
Effect on total of service and interest cost components     $10         $10
Effect on accumulated postretirement benefit obligation     $90         $88

   The components of net periodic benefit cost were as follows:

                                                 Pension Benefits     Other Benefits
                                               -------------------  -----------------
                                                2002   2001   2000  2002   2001  2000
                                               -----  -----  -----  ----  -----  ----
                                                        (Dollars in millions)
Service cost.................................. $ 104  $ 104  $  98  $ 36  $  34  $ 29
Interest cost.................................   307    308    291   123    115   113
Expected return on plan assets................  (354)  (402)  (420)  (93)  (108)  (97)
Amortization of prior actuarial losses (gains)    33     (2)   (19)   (9)   (27)  (22)
Curtailment cost (credit).....................    11     21     (3)    4      6     2
                                               -----  -----  -----  ----  -----  ----
Net periodic benefit cost (credit)............ $ 101  $  29  $ (53) $ 61  $  20  $ 25
                                               =====  =====  =====  ====  =====  ====

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

  Savings and Investment Plans

   The Company sponsors savings and investment plans for substantially all employees under which the Company matches a portion of employee contributions. The Company contributed $49 million, $55 million and $65 million for the years ended December 31, 2002, 2001 and 2000, respectively.

7.  Closed Block

   On the date of demutualization, Metropolitan Life established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

   The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

   The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the date of demutualization. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES expected cumulative earnings. Amounts reported for the period after demutualization are as of April 1, 2000 and for the period beginning on April 1, 2000 (the effect of transaction from April 1, 2000 through April 6, 2000 is not considered material).

   Closed block liabilities and assets designated to the closed block are as follows:

                                                                                               December 31,
                                                                                             --------------------
                                                                                               2002       2001
                                                                                              -------    -------
                                                                                             (Dollars in millions)
CLOSED BLOCK LIABILITIES
Future policy benefits...................................................................... $41,207    $40,325
Other policyholder funds....................................................................     279        321
Policyholder dividends payable..............................................................     719        757
Policyholder dividend obligation............................................................   1,882        708
Payables under securities loaned transactions...............................................   4,851      3,350
Other liabilities...........................................................................     433         90
                                                                                              -------    -------
       Total closed block liabilities.......................................................  49,371     45,551
                                                                                              -------    -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
   Fixed maturities available-for-sale, at fair value (amortized cost: $28,334 and $25,761,
     respectively)..........................................................................  29,981     26,331
   Equity securities, at fair value (amortized cost: $236 and $240, respectively)...........     218        282
   Mortgage loans on real estate............................................................   7,032      6,358
   Policy loans.............................................................................   3,988      3,898
   Short-term investments...................................................................      24        170
   Other invested assets....................................................................     604        159
                                                                                              -------    -------
       Total investments....................................................................  41,847     37,198
Cash and cash equivalents...................................................................     435      1,119
Accrued investment income...................................................................     540        550
Deferred income taxes.......................................................................   1,151      1,060
Premiums and other receivables..............................................................     130        244
                                                                                              -------    -------
       Total assets designated to the closed block..........................................  44,103     40,171
                                                                                              -------    -------
Excess of closed block liabilities over assets designated to the closed block...............   5,268      5,380
                                                                                              -------    -------
Amounts included in accumulated other comprehensive loss:
   Net unrealized investment gains, net of deferred income tax of $577 and $219,
     respectively...........................................................................   1,047        389
   Unrealized derivative gains, net of deferred income tax of $7 and $9, respectively.......      13         17
   Allocated to policyholder dividend obligation, net of deferred income tax of $668 and
     $255, respectively.....................................................................  (1,214)      (453)
                                                                                              -------    -------
                                                                                                (154)       (47)
                                                                                              -------    -------
Maximum future earnings to be recognized from closed block assets and liabilities........... $ 5,114    $ 5,333
                                                                                              =======    =======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Information regarding the policyholder dividend obligation is as follows:



                                                                                      For the period
                                                                        Years ended   April 7, 2000
                                                                        December 31,     through
                                                                       -------------   December 31,
                                                                        2002    2001       2000
                                                                       ------  -----  --------------
                                                                           (Dollars in millions)
Balance at beginning of period........................................ $  708  $ 385       $ --
Impact on net income before amounts allocable to policyholder dividend
  obligation..........................................................    157    159         85
Net investment losses.................................................   (157)  (159)       (85)
Change in unrealized investment and derivative gains..................  1,174    323        385
                                                                       ------  -----       ----
Balance at end of period.............................................. $1,882  $ 708       $385
                                                                       ======  =====       ====

   Closed block revenues and expenses were as follows:

                                                                                             For the period
                                                                               Years ended   April 7, 2000
                                                                               December 31,     through
                                                                              -------------   December 31,
                                                                               2002   2001        2000
                                                                              ------ ------  --------------
                                                                                  (Dollars in millions)
REVENUES
Premiums..................................................................... $3,551 $3,658      $2,900
Net investment income and other revenues.....................................  2,568  2,555       1,789
Net investment gains (losses) (net of amounts allocable to the policyholder
  dividend obligation of $(157), $(159) and $(85), respectively).............    168    (20)       (150)
                                                                              ------ ------      ------
   Total revenues............................................................  6,287  6,193       4,539
                                                                              ------ ------      ------
EXPENSES
Policyholder benefits and claims.............................................  3,770  3,862       2,874
Policyholder dividends.......................................................  1,573  1,544       1,132
Change in policyholder dividend obligation (excludes amounts directly related
  to net investment losses of $(157), $(159) and $(85), respectively)........    157    159          85
Other expenses...............................................................    310    352         265
                                                                              ------ ------      ------
   Total expenses............................................................  5,810  5,917       4,356
                                                                              ------ ------      ------
Revenues net of expenses before income taxes.................................    477    276         183
Income taxes.................................................................    173     97          67
                                                                              ------ ------      ------
Revenues net of expenses and income taxes.................................... $  304 $  179      $  116
                                                                              ====== ======      ======

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The change in maximum future earnings of the closed block was as follows:

                                                          For the period
                                            Years ended   April 7, 2000
                                           December 31,      through
                                          --------------   December 31,
                                           2002    2001        2000
                                          ------  ------  --------------
                                              (Dollars in millions)
       Balance at the end of period...... $5,114  $5,333      $5,512
       Less:
          Reallocation of assets.........     85      --          --
          Balance at beginning of period.  5,333   5,512       5,628
                                          ------  ------      ------
       Change during period.............. $ (304) $ (179)     $ (116)
                                          ======  ======      ======

   During the year ended December 31, 2002, the allocation of assets to the closed block was revised to appropriately classify assets in accordance with the plan of demutualization. The reallocation of assets had no impact on consolidated assets or liabilities.

   Metropolitan Life charges the closed block with Federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the plan of demutualization. Metropolitan Life also charges the closed block for expenses of maintaining the policies included in the closed block.

   Many of the derivative instrument strategies used by the Company are also used for the closed block. The table below provides a summary of the notional amount and fair value of derivatives by hedge accounting classification at:

                          December 31, 2002           December 31, 2001
                     --------------------------- ---------------------------
                                  Fair Value                  Fair Value
                     Notional ------------------ Carrying ------------------
                      Amount  Assets Liabilities  Value   Assets Liabilities
                     -------- ------ ----------- -------- ------ -----------
                                      (Dollars in millions)
    By Type of Hedge
    Fair value......   $ --    $--       $--       $ --    $--       $--
    Cash flow.......    128      2        11        171     22        --
    Non-qualifying..    258     32         2        112     13         5
                       ----    ---       ---       ----    ---       ---
       Total........   $386    $34       $13       $283    $35       $ 5
                       ====    ===       ===       ====    ===       ===

   The amounts accumulated in other comprehensive loss relating to cash flow hedges were gains of $21 million for both the years ended December 31, 2002 and 2001. During the year ended December 31, 2002, the Company recognized other comprehensive gains of $4 million relating to the effective portion of cash flow hedges. Reclassifications are recognized over the life of the hedged item. During the year ended December 31, 2002, $4 million of other comprehensive loss was reclassified into net investment income. Approximately $3 million of the gains reported in accumulated other comprehensive loss is expected to be reclassified into net investment income during the year ending December 31, 2003, as the underlying investments mature or expire according to their original terms.

   For the years ended December 31, 2002 and 2001, the Company recognized net investment losses of $11 million and net investment gains of $5 million, respectively, from derivatives not qualifying as accounting hedges. The use of these non-speculative derivatives is permitted by the Department.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The cumulative effect of the adoption of SFAS 133, as of January 1, 2001, resulted in $11 million of other comprehensive income, net of income taxes of $6 million.

8.  Separate Accounts

   Separate accounts include two categories of account types: non-guaranteed separate accounts totaling $39,157 million and $48,912 million at December 31, 2002 and 2001, respectively, for which the policyholder assumes the investment risk, and guaranteed separate accounts totaling $14,755 million and $13,802 million at December 31, 2002 and 2001, respectively, for which the Company contractually guarantees either a minimum return or account value to the policyholder.

   Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $463 million, $564 million and $667 million for the years ended December 31, 2002, 2001 and 2000, respectively. Guaranteed separate accounts consisted primarily of Met Managed Guaranteed Interest Contracts and participating close out contracts. The average interest rates credited on these contracts were 4.8% and 7.0% at December 31, 2002 and 2001, respectively. The assets that support these liabilities were comprised of $12,531 million and $11,888 million in fixed maturities at December 31, 2002 and 2001, respectively. The portfolios are segregated from other investments and are managed to minimize liquidity and interest rate risk. In order to minimize the risk of early withdrawals to invest in instruments yielding a higher return, these investment products carry a graded surrender charge as well as a market value adjustment.

9.  Debt

   Debt consisted of the following:

                                                                                  December 31,
                                                                                  -------------
                                                                                   2002   2001
                                                                                  ------ ------
                                                                                   (Dollars in
                                                                                    millions)
Surplus notes, interest rates ranging from 6.30% to 7.88%, maturity dates ranging from 2003 to 2025.............................................................. $1,632 $1,630
Capital notes payable to the Holding Company, interest rate of 7.13%, maturity
  dates ranging from 2032 to 2033................................................    500     --
Senior notes, interest rates ranging from 6.75% to 7.25%, maturity dates ranging
  from 2006 to 2011..............................................................    298    298
Investment related exchangeable debt, interest rate of 4.90%.....................     --    195
Fixed rate notes, interest rates ranging from 4.39% to 12.00%, maturity dates
  ranging from 2005 to 2019......................................................     33     87
Capital lease obligations........................................................     21     23
Other notes with varying interest rates..........................................    140    147
                                                                                  ------ ------
Total long-term debt.............................................................  2,624  2,380
Total short-term debt............................................................    912    345
                                                                                  ------ ------
   Total......................................................................... $3,536 $2,725
                                                                                  ====== ======

   The Company maintains committed and unsecured credit facilities aggregating $2,434 million ($1,140 million expiring in 2003 and $1,294 million expiring in 2005). If these facilities were drawn upon, they would bear interest at rates stated in the agreements. The facilities can be used for general corporate purposes and also

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES provide support for the Company's commercial paper program. At December 31, 2002, the Company had drawn approximately $28 million under the facilities expiring in 2005 at interest rates ranging from 4.39% to 5.57%. At December 31, 2002, the Company had approximately $508 million in letters of credit from various banks.

   Payments of interest and principal on the surplus notes, subordinated to all other indebtedness, may be made only with the prior approval of the insurance department of the state of domicile. Subject to the prior approval of the Superintendent, the $300 million 7.45% surplus notes due 2023 may be redeemed, in whole or in part, at the election of Metropolitan Life at any time on or after November 1, 2003 and, if redeemed prior to November 2013, would include a premium.

   The investment-related exchangeable debt instrument is payable in cash or by delivery of an underlying security owned by the Company. The amount of the debt payable at maturity is greater than the principal of the debt if the market value of the underlying security appreciates above certain levels at the date of debt repayment as compared to the market value of the underlying security at the date of debt issuance. At December 31, 2001, the underlying security pledged as collateral had a market value of $240 million.

   The aggregate maturities of long-term debt for the Company are $405 million in 2003, $9 million in 2004, $392 million in 2005, $100 million in 2006, $4 million in 2007 and $1,714 million thereafter.

   Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 1.4% and a weighted average maturity of 63 days at December 31, 2002. Short-term debt of the Company consisted of commercial paper with a weighted average interest rate of 2.1% and a weighted average maturity of 87 days at December 31, 2001. The Company also has other collaterlized borrowings with a weighted average coupon rate of 5.83% and a weighted average maturity of 34 days at December 31, 2002. Such securities had a weighted average coupon rate of 7.25% and a weighted average maturity of 30 days at December 31, 2001.

   Interest expense related to the Company's indebtedness included in other expenses was $208 million, $313 million and $417 million for the years ended December 31, 2002, 2001 and 2000, respectively.

10.  Company-Obligated Mandatorily Redeemable Securities of Subsidiary Trusts

   GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. GenAmerica has fully and unconditionally guaranteed, on a subordinated basis, the obligation of the trust under the capital securities and is obligated to mandatorily redeem the securities on June 30, 2027. GenAmerica may prepay the securities any time after June 30, 2007. Capital securities outstanding were $119 million and $118 million, net of unamortized discounts of $6 million and $7 million at December 31, 2002 and 2001, respectively. Interest expense on these instruments is included in other expenses and was $11 million for each of the years ended December 31, 2002, 2001 and 2000.

   RGA Capital Trust I. In December 2001, a subsidiary of the Company, RGA, through its wholly-owned trust, RGA Capital Trust I (the "Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of (i) a preferred security issued by the Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051, and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50. The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their $50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $158 million, net of unamortized discount of $67 million, at both December 31, 2002 and 2001.

11.  Commitments, Contingencies and Guarantees

  Litigation

   Sales Practices Claims

   Over the past several years, Metropolitan Life, New England Mutual Life Insurance Company ("New England Mutual") and General American Life Insurance Company ("General American") have faced numerous claims, including class action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. These lawsuits are generally referred to as "sales practices claims."

   In December 1999, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies and annuity contracts or certificates issued pursuant to individual sales in the United States by Metropolitan Life, Metropolitan Insurance and Annuity Company or Metropolitan Tower Life Insurance Company between January 1, 1982 and December 31, 1997. The class includes owners of approximately six million in-force or terminated insurance policies and approximately one million in-force or terminated annuity contracts or certificates.

   Similar sales practices class actions against New England Mutual, with which Metropolitan Life merged in 1996, and General American, which was acquired in 2000, have been settled. In October 2000, a federal court approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by New England Mutual between January 1, 1983 through August 31, 1996. The class includes owners of approximately 600,000 in-force or terminated policies. A federal court has approved a settlement resolving sales practices claims on behalf of a class of owners of permanent life insurance policies issued by General American between January 1, 1982 through December 31, 1996. An appellate court has affirmed the order approving the settlement. The class includes owners of approximately 250,000 in-force or terminated policies. Implementation of the General American class action settlement is proceeding.

   Certain class members have opted out of the class action settlements noted above and have brought or continued non-class action sales practices lawsuits. In addition, other sales practices lawsuits have been brought. As of December 31, 2002, there are approximately 420 sales practices lawsuits pending against Metropolitan Life, approximately 60 sales practices lawsuits pending against New England Mutual and approximately 35 sales practices lawsuits pending against General American. Metropolitan Life, New England Mutual and General American continue to defend themselves vigorously against these lawsuits. Some individual sales practices claims have been resolved through settlement, won by dispositive motions, or, in a few instances, have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance may be commenced in the future.

   The Metropolitan Life class action settlement did not resolve two putative class actions involving sales practices claims filed against Metropolitan Life in Canada, and these actions remain pending. In March 2002, a purported class action complaint was filed in a federal court in Kansas by S-G Metals Industries, Inc. ("S-G Metals") against New England Mutual. The complaint seeks certification of a class on behalf of corporations and

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES banks that purchased participating life insurance policies, as well as persons who purchased participating policies for use in pension plans or through work site marketing. These policyholders were not part of the New England Mutual class action settlement noted above. The action was transferred to a federal court in Massachusetts. New England Mutual moved to dismiss the case and in November 2002, the federal district court dismissed the case. S-G Metals has filed a notice of appeal. New England Mutual intends to continue to defend itself vigorously against the case.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life, New England Mutual and General American.

   Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life's, New England Mutual's or General American's sales of individual life insurance policies or annuities. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner.

   Asbestos-Related Claims

   Metropolitan Life is a defendant in thousands of lawsuits seeking compensatory and punitive damages for personal injuries allegedly caused by exposure to asbestos or asbestos-containing products. Metropolitan Life has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. Rather, these lawsuits have principally been based upon allegations relating to certain research, publication and other activities of one or more of Metropolitan Life's employees during the period from the 1920's through approximately the 1950's and alleging that Metropolitan Life learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life believes that it should not have legal liability in such cases.

   Legal theories asserted against Metropolitan Life have included negligence, intentional tort claims and conspiracy claims concerning the health risks associated with asbestos. Although Metropolitan Life believes it has meritorious defenses to these claims, and has not suffered any adverse monetary judgments in respect of these claims, due to the risks and expenses of litigation, almost all past cases have been resolved by settlements. Metropolitan Life's defenses (beyond denial of certain factual allegations) to plaintiffs' claims include that: (i) Metropolitan Life owed no duty to the plaintiffs--it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs cannot demonstrate justifiable detrimental reliance; and (iii) plaintiffs cannot demonstrate proximate causation. In defending asbestos cases, Metropolitan Life selects various strategies depending upon the jurisdictions in which such cases are brought and other factors which, in Metropolitan Life's judgment, best protect Metropolitan Life's interests. Strategies include seeking to settle or compromise claims, motions challenging the legal or factual basis for such claims or defending on the merits at trial. In early 2002 and in early 2003, two trial courts granted motions dismissing claims against Metropolitan Life on some or all of the above grounds. Other courts have denied motions brought by Metropolitan Life to dismiss cases without the necessity of trial. There can be no assurance that Metropolitan Life will receive favorable decisions on motions in the future. Metropolitan Life intends to continue to exercise its best judgment regarding settlement or defense of such cases, including when trials of these cases are appropriate.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following table sets forth the total number of asbestos personal injury claims pending against Metropolitan Life as of the dates indicated, the number of new claims during the years ended on those dates and the total settlement payments made to resolve asbestos personal injury claims during those years:

                                                             At or for the years ended
                                                                   December 31,
                                                             ------------------------
                                                               2002     2001    2000
                                                             --------  ------- -------
Asbestos personal injury claims at year end (approximate)...  106,500   89,000  73,000
Number of new claims during the year (approximate)..........   66,000   59,500  54,500
Settlement payments during the year (dollars in millions)(1) $   95.1  $  90.7 $  71.1

--------
(1) Settlement payments represent payments made by Metropolitan Life during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   During the fourth quarter of 2002, Metropolitan Life analyzed its claims experience and reviewed external publications and numerous variables to identify trends and assessed their impact on its recorded asbestos liability. Certain publications suggest a trend towards more asbestos-related claims and a greater awareness of asbestos litigation generally by potential plaintiffs and plaintiffs' lawyers. Plaintiffs' lawyers continue to advertise heavily with respect to asbestos litigation. Bankruptcies and reorganizations of other defendants in asbestos litigation may increase the pressures on remaining defendants, including Metropolitan Life. Through the first nine months of 2002, the number of new claims received by Metropolitan Life was lower than those received during the comparable 2001 period. However, the number of new claims received by Metropolitan Life during the fourth quarter of 2002 was significantly higher than those received in the prior year quarter, resulting in more new claims being received by Metropolitan Life in 2002 than in 2001. Factors considered also included expected trends in filing cases, the dates of initial exposure of plaintiffs to asbestos, the likely percentage of total asbestos claims which included Metropolitan Life as a defendant and experience in claims settlement negotiations.

   Metropolitan Life also considered views derived from actuarial calculations it made in the fourth quarter of 2002. These calculations were made using, among other things, current information regarding Metropolitan Life's claims and settlement experience, information available in public reports, as well as a study regarding the possible future incidence of mesothelioma. Based on all of the above information, including greater than expected claims experience over the last three years, Metropolitan Life expects to receive more claims in the future than it had previously expected. Previously, Metropolitan Life's liability reflected that the increase in asbestos-related claims was a result of an acceleration in the reporting of such claims; the liability now reflects that such an increase is also the result of an increase in the total number of asbestos-related claims expected to be received by Metropolitan Life. Accordingly, Metropolitan Life increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million at December 31, 2002. This total recorded asbestos-related liability (after the self-insured retention) is within the coverage of the excess insurance policies discussed below.

   During 1998, Metropolitan Life paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1,500 million, which is in excess of a $400 million self-insured retention. The asbestos-related policies are also subject to annual and per-claim sublimits. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Each asbestos-related policy contains an experience fund and a reference fund that provides for payments to the Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to the Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. A claim will be made under the excess insurance policies in 2003 for the amounts paid with respect to asbestos litigation in excess of the retention. Based on performance of the reference fund, at December 31, 2002, the loss reimbursements to the Company in 2003 and the amount recoverable with respect to later periods will be $42 million less than the amount of the recorded losses. Such foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. The foregone loss reimbursements are estimated to be $9 million with respect to 2002 claims and $42 million in the aggregate.

   The $402 million increase in the recorded liability for asbestos claims less the foregone loss reimbursement adjustment of $42 million ($27 million net of income tax) resulted in an increase in the recoverable of $360 million. At December 31, 2002, a portion ($136 million) of the $360 million recoverable was recognized in income while the remainder ($224 million) was recorded as a deferred gain which is expected to be recognized in income in the future over the estimated settlement period of the excess insurance policies. The $402 million increase in the recorded liability, less the portion of the recoverable recognized in income, resulted in a net expense of $266 million ($169 million net of income tax). The $360 million recoverable may change depending on the future performance of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index.

   As a result of the excess insurance policies, $1,237 million is recorded as a recoverable at December 31, 2002 ($224 million of which is recorded as a deferred gain as mentioned above); the amount includes recoveries expected to be obtained in 2003 for amounts paid in 2002. If at some point in the future, the Company believes the liability for probable and estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. The ability of Metropolitan Life to estimate its ultimate asbestos exposure is subject to considerable uncertainty due to numerous factors. The availability of data is limited and it is difficult to predict with any certainty numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease, the jurisdiction of claims filed, tort reform efforts and the impact of any possible future adverse verdicts and their amounts.

   Recent bankruptcies of other companies involved in asbestos litigation, as well as advertising by plaintiffs' asbestos lawyers, may be resulting in an increase in the number of claims and the cost of resolving claims, as well as the number of trials and possible adverse verdicts Metropolitan Life may experience. Plaintiffs are seeking additional funds from defendants, including Metropolitan Life, in light of such recent bankruptcies by certain other defendants. It is likely that bills will be introduced in 2003 in the United States Congress to reform asbestos litigation. While the Company strongly supports reform efforts, there can be no assurance that legislative reforms will be enacted. Metropolitan Life will continue to study its claims experience, review external literature regarding asbestos claims experience in the United States and consider numerous variables that can affect its asbestos liability exposure, including bankruptcies of other companies involved in asbestos litigation and legislative and judicial developments, to identify trends and to assess their impact on the recorded asbestos liability.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life may ultimately incur is uncertain. Accordingly, it is reasonably possible that the Company's total exposure to asbestos claims may be greater than the liability recorded by the Company in its consolidated financial statements and that future charges to income may be necessary. While the potential future charges could be material in particular quarterly or annual periods in which they are recorded, based on information currently known by management, it does not believe any such charges are likely to have a material adverse effect on the Company's consolidated financial position.

   Property and Casualty Actions

   Purported class action suits involving claims by policyholders for the alleged diminished value of automobiles after accident-related repairs have been filed in Rhode Island, Texas, Georgia and Tennessee against Metropolitan Property and Casualty Insurance Company. Rhode Island and Texas trial courts denied plaintiffs' motions for class certification and a hearing on plaintiffs' motion in Tennessee for class certification is to be scheduled. A settlement has been reached in the Georgia class action; the Company determined to settle the case in light of a Georgia Supreme Court decision involving another insurer. The settlement is being implemented. A purported class action has been filed against Metropolitan Property and Casualty Insurance Company's subsidiary, Metropolitan Casualty Insurance Company, in Florida. The complaint alleges breach of contract and unfair trade practices with respect to allowing the use of parts not made by the original manufacturer to repair damaged automobiles. Discovery is ongoing and a motion for class certification is pending. Total loss valuation methods are the subject of national class actions involving other insurance companies. A Pennsylvania state court purported class action lawsuit filed in 2001 alleges that Metropolitan Property and Casualty Insurance Company improperly took depreciation on partial homeowner losses where the insured replaced the covered item. The court has dismissed the action. An appeal has been filed. Metropolitan Property and Casualty Insurance Company and Metropolitan Casualty Insurance Company are vigorously defending themselves against these lawsuits.

   Demutualization Actions

   Several lawsuits were brought in 2000 challenging the fairness of Metropolitan Life's plan of reorganization and the adequacy and accuracy of Metropolitan Life's disclosure to policyholders regarding the plan. These actions name as defendants some or all of Metropolitan Life, the Holding Company, the individual directors, the Superintendent and the underwriters for MetLife, Inc.'s initial public offering, Goldman Sachs & Company and Credit Suisse First Boston. Five purported class actions pending in the New York state court in New York County were consolidated within the commercial part. In addition, there remained a separate purported class action in New York state court in New York County. Another purported class action in New York state court in Kings County has been voluntarily held in abeyance by plaintiffs. The plaintiffs in the state court class actions seek injunctive, declaratory and compensatory relief, as well as an accounting and, in some instances, punitive damages. Some of the plaintiffs in the above described actions also have brought a proceeding under Article 78 of New York's Civil Practice Law and Rules challenging the Opinion and Decision of the Superintendent who approved the plan. In this proceeding, petitioners seek to vacate the Superintendent's Opinion and Decision and enjoin him from granting final approval of the plan. This case also is being held in abeyance by plaintiffs. Another purported class action was filed in New York state court in New York County on behalf of a purported class of beneficiaries of Metropolitan Life annuities purchased to fund structured settlements claiming that the class members should have received common stock or cash in connection with the demutualization. Metropolitan Life's motion to dismiss this case was granted in a decision filed on October 31, 2002. Plaintiff has withdrawn her notice of appeal. Three purported class actions were filed in the United States District Court for the Eastern District of New York claiming violation of the Securities Act of 1933. The plaintiffs in these actions, which have been consolidated, claim that the Policyholder Information Booklets relating to the plan failed to disclose certain material facts and seek rescission and compensatory damages. Metropolitan Life's motion to dismiss these three cases was denied in 2001. On February 4, 2003, plaintiffs filed a consolidated amended complaint adding a fraud

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES claim under the Securities Exchange Act of 1934. A purported class action also was filed in the United States District Court for the Southern District of New York seeking damages from Metropolitan Life and the Holding Company for alleged violations of various provisions of the Constitution of the United States in connection with the plan of reorganization. In 2001, pursuant to a motion to dismiss filed by Metropolitan Life, this case was dismissed by the District Court. In January 2003, the United States Court of Appeals for the Second Circuit affirmed the dismissal. Metropolitan Life, the Holding Company and the individual defendants believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

   In 2001, a lawsuit was filed in the Superior Court of Justice, Ontario, Canada on behalf of a proposed class of certain former Canadian policyholders against the Holding Company, Metropolitan Life, and Metropolitan Life Insurance Company of Canada. Plaintiffs' allegations concern the way that their policies were treated in connection with the demutualization of Metropolitan Life; they seek damages, declarations, and other non-pecuniary relief. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest vigorously all of plaintiffs' claims in this matter.

   In July 2002, a lawsuit was filed in the United States District Court for the Eastern District of Texas on behalf of a proposed class comprised of the settlement class in the Metropolitan Life sales practices class action settlement approved in December 1999 by the United States District Court for the Western District of Pennsylvania. The Holding Company, Metropolitan Life, the trustee of the policyholder trust, and certain present and former individual directors and officers of Metropolitan Life are named as defendants. Plaintiffs' allegations concern the treatment of the cost of the settlement in connection with the demutualization of Metropolitan Life and the adequacy and accuracy of the disclosure, particularly with respect to those costs. Plaintiffs seek compensatory, treble and punitive damages, as well as attorneys' fees and costs. The defendants' motion to transfer the lawsuit to the Western District of Pennsylvania was granted on February 14, 2003. The defendants' motion to dismiss is pending. Plaintiffs have filed a motion for class certification which the Texas court has adjourned. The defendants believe they have meritorious defenses to the plaintiffs' claims and will contest them vigorously.

   Race-Conscious Underwriting Claims

   Insurance Departments in a number of states initiated inquiries in 2000 about possible race-conscious underwriting of life insurance. These inquiries generally have been directed to all life insurers licensed in their respective states, including Metropolitan Life and certain of its subsidiaries. The New York Insurance Department has concluded its examination of Metropolitan Life concerning possible past race-conscious underwriting practices. Metropolitan Life has cooperated fully with that inquiry. Four purported class action lawsuits filed against Metropolitan Life in 2000 and 2001 alleging racial discrimination in the marketing, sale, and administration of life insurance policies have been consolidated in the United States District Court for the Southern District of New York. The plaintiffs seek unspecified monetary damages, punitive damages, reformation, imposition of a constructive trust, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices and adjust policy values, and other relief. Metropolitan Life has entered into settlement agreements to resolve the regulatory examination and the actions pending in the United States District Court for the Southern District of New York. The class action settlement, which has received preliminary approval from the court, must receive final approval before it can be implemented. A fairness hearing was held on February 7, 2003. The regulatory settlement agreement is conditioned upon final approval of the class action settlement. Metropolitan Life recorded a charge in the fourth quarter of 2001 in connection with the anticipated resolution of these matters and believes that charge is adequate to cover the costs associated with these settlements.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Sixteen lawsuits involving approximately 125 plaintiffs have been filed in federal and state court in Alabama, Mississippi and Tennessee alleging federal and/or state law claims of racial discrimination in connection with the sale, formation, administration or servicing of life insurance policies. Metropolitan Life is contesting vigorously plaintiffs' claims in these actions.

   Other

   In 2001, a putative class action was filed against Metropolitan Life in the United States District Court for the Southern District of New York alleging gender discrimination and retaliation in the MetLife Financial Services unit of the Individual segment. The plaintiffs seek unspecified compensatory damages, punitive damages, a declaration that the alleged practices are discriminatory and illegal, injunctive relief requiring Metropolitan Life to discontinue the alleged discriminatory practices, an order restoring class members to their rightful positions (or appropriate compensation in lieu thereof), and other relief. Metropolitan Life is vigorously defending itself against these allegations.

   A lawsuit has been filed against Metropolitan Life in Ontario, Canada by Clarica Life Insurance Company regarding the sale of the majority of Metropolitan Life's Canadian operation to Clarica in 1998. Clarica alleges that Metropolitan Life breached certain representations and warranties contained in the sale agreement, that Metropolitan Life made misrepresentations upon which Clarica relied during the negotiations and that Metropolitan Life was negligent in the performance of certain of its obligations and duties under the sale agreement. Metropolitan Life is vigorously defending itself against this lawsuit.

   A putative class action lawsuit is pending in the United States District Court for the District of Columbia, in which plaintiffs allege that they were denied certain ad hoc pension increases awarded to retirees under the Metropolitan Life retirement plan. The ad hoc pension increases were awarded only to retirees (i.e., individuals who were entitled to an immediate retirement benefit upon their termination of employment) and were not available to individuals like plaintiffs whose employment, or whose spouses' employment, had terminated before they became eligible for an immediate retirement benefit. The district court denied the parties' cross-motions for summary judgment to allow for discovery. Discovery has not yet commenced pending the court's ruling as to the timing of a class certification motion. The plaintiffs seek to represent a class consisting of former Metropolitan Life employees, or their surviving spouses, who are receiving deferred vested annuity payments under the retirement plan and who were allegedly eligible to receive the ad hoc pension increases awarded in 1977, 1980, 1989, 1992, 1996 and 2001, as well as increases awarded in earlier years. Metropolitan Life is vigorously defending itself against these allegations.

   A reinsurer of universal life policy liabilities of Metropolitan Life and certain affiliates is seeking rescission and has commenced an arbitration proceeding claiming that, during underwriting, material misrepresentations or omissions were made. The reinsurer also has sent a notice purporting to increase reinsurance premium rates. Metropolitan Life and these affiliates intend to vigorously defend themselves against the claims of the reinsurer, including the purported rate increase.

   Various litigation, claims and assessments against the Company, in addition to those discussed above and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Summary

   It is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted above in connection with specific matters. In some of the matters referred to above, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's consolidated financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  Leases

   In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants is contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements were as follows:

                    Rental Income Sublease Income Gross Rental Payments
                    ------------- --------------- ---------------------
                                   (Dollars in millions)
         2003......    $  540           $14               $184
         2004......       510            12                160
         2005......       464            11                145
         2006......       428            10                130
         2007......       379             9                114
         Thereafter     1,724             8                643

  Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $1,667 million and $1,898 million at December 31, 2002 and 2001, respectively. The Company anticipates that these amounts will be invested in the partnerships over the next three to five years.

  Guarantees

   In the course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future.

   In the context of disposition transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from $1 million to $800 million, while in other cases such limitations are not specified or applicable. Since certain of

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount due under these guarantees in the future.

   In addition, Metropolitan Life and its subsidiaries indemnify their respective directors and officers as provided in their charters and by-laws. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount due under these indemnities in the future.

   The Company has not recorded any liability for these indemnities, guarantees and commitments in the accompanying consolidated balance sheets at December 31, 2002 or 2001.

12.  Acquisitions and Dispositions

  Dispositions

   In December 2002, the Company completed its sales of Cova Corporation, MetLife Investors Group, Inc., MetLife International Holdings, Inc., Walnut Street Securities, Inc., Seguros Genesis S.A., MetLife Pensiones S.A. and Metropolitan Life Seguros de Vida S.A. to the Holding Company. The amount received in excess of book value of $149 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of the entities sold at the date of sale were $17,853 million and $16,545 million, respectively. Total revenues of the entities sold included in the consolidated statements of income were $1,648 million, $1,463 million, and $1,256 million for the years ended December 31, 2002, 2001 and 2000, respectively.

   In December 2001, the Company completed its sale of MIAC to the Holding Company. The amount received in excess of book value of $96 million was recorded as a capital contribution from the Holding Company. Total assets and total liabilities of MIAC at the date of sale were $6,240 million and $5,219 million, respectively. Total revenues of MIAC included in the consolidated statements of income were $391 million and $509 million for the years ended December 31, 2001 and 2000, respectively.

   In July 2001, the Company completed its sale of Conning Corporation ("Conning"), an affiliate acquired in the acquisition of GenAmerica Financial Corporation ("GenAmerica"). Conning specialized in asset management for insurance company investment portfolios and investment research. The Company received $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   In October 2000, the Company completed the sale of its 48% ownership interest in its affiliates, Nvest, L.P. and Nvest Companies L.P. This transaction resulted in an investment gain of $663 million.

  Acquisitions

   In January 2000, Metropolitan Life completed its acquisition of GenAmerica, a holding company which included General American Life Insurance Company, approximately 49% of the outstanding shares of RGA common stock, and 61% of the outstanding shares of Conning common stock which was subsequently sold in 2001. Metropolitan Life owned 9% of the outstanding shares of RGA common stock prior to the completion of the GenAmerica acquisition. During 2002, MetLife, Inc. purchased additional shares of RGA's outstanding common stock. These purchases are intended to offset potential future dilution of the Company's holding of RGA's common stock arising from the issuance by RGA of company-obligated mandatorily redeemable securities of a subsidiary trust on December 10, 2001. At December 31, 2002 and 2001, Metropolitan Life's ownership percentage of the outstanding shares of common stock was approximately 58%.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   In April 2000, Metropolitan Life acquired the outstanding shares of Conning common stock not already owned by Metropolitan Life for $73 million. The shares of Conning were subsequently sold in their entirety in July 2001.

13.  Business Realignment Initiatives

   During the fourth quarter of 2001, the Company implemented several business realignment initiatives, which resulted from a strategic review of operations and an ongoing commitment to reduce expenses. The following tables represent the original expenses recorded in the fourth quarter of 2001 and the remaining liability as of December 31, 2002:

                                      Pre-tax Charges Recorded in the Fourth Quarter of 2001
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $  9            $32            $ 3        $ 44
Facilities' consolidation costs......        3             65             --          68
Business exit costs..................      387             --             --         387
                                          ----            ---            ---        ----
   Total.............................     $399            $97            $ 3        $499
                                          ====            ===            ===        ====

                                      Remaining Liability as of December 31, 2002
                                      ------------------------------------------------------
                                      Institutional    Individual    Auto & Home    Total
                                      -------------    ----------    -----------    -----
                                                (Dollars in millions)
Severance and severance-related costs     $ --            $ 1            $--        $  1
Facilities' consolidation costs......       --             13             --          13
Business exit costs..................       40             --             --          40
                                          ----            ---            ---        ----
   Total.............................     $ 40            $14            $--        $ 54
                                          ====            ===            ===        ====

   The 2001 facilities' consolidation costs include $15 million of charges related to MetLife Investors Group, Inc., a subsidiary sold to the Holding Company in December 2002. The remaining liability as of December 31, 2002 related to this subsidiary, which is not included in the above table, was $4 million.

   Institutional. The charges to this segment in the fourth quarter of 2001 include costs associated with exiting a business, including the write-off of goodwill, severance and severance-related costs, and facilities' consolidation costs. These expenses are the result of the discontinuance of certain 401(k) recordkeeping services and externally-managed guaranteed index separate accounts. These actions resulted in charges to policyholder benefits and claims and other expenses of $215 million and $184 million, respectively. During the fourth quarter of 2002, approximately $30 million of the charges recorded in 2001 were released into income primarily as a result of the accelerated implementation of the Company's exit from the large market 401(k) business. The business realignment initiatives will result in the elimination of approximately 930 positions. As of December 31, 2002, there were approximately 340 terminations to be completed. The Company continues to carry a liability as of December 31, 2002 since the exit plan could not be completed within one year due to circumstances outside the Company's control, and since certain of its contractual obligations extended beyond one year.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Individual. The charges to this segment in the fourth quarter of 2001 include facilities' consolidation costs, severance and severance-related costs, which predominately stem from the elimination of approximately 560 non-sales positions and 190 operations and technology positions supporting this segment. As of December 31, 2002, there were approximately 25 terminations to be completed. These costs were recorded in other expenses. The remaining liability as of December 31, 2002 is due to certain contractual obligations that extended beyond one year.

   Auto & Home. The charges to this segment in the fourth quarter of 2001 include severance and severance-related costs associated with the elimination of approximately 200 positions. All terminations were completed as of December 31, 2002. The costs were recorded in other expenses.

14.  Income Taxes

   The provision for income taxes for continuing operations was as follows:

                                            Years ended December 31,
                                            -----------------------
                                             2002    2001     2000
                                             -----   ----    -----
                                            (Dollars in millions)
                 Current:
                    Federal................ $ 841    $(22)   $(131)
                    State and local........   (18)     (4)      34
                    Foreign................    (5)     15        5
                                             -----    ----   -----
                                              818     (11)     (92)
                                             -----    ----   -----
                 Deferred:
                    Federal................  (322)    775      513
                    State and local........    17      32        8
                    Foreign................    12       1        6
                                             -----    ----   -----
                                             (293)    808      527
                                             -----    ----   -----
                 Provision for income taxes $ 525    $797    $ 435
                                             =====    ====   =====

   Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes for continuing operations were as follows:

                                                     Years ended December 31,
                                                     -----------------------
                                                     2002    2001     2000
                                                     ----    ----     -----
                                                     (Dollars in millions)
        Tax provision at U.S. statutory rate........ $590    $771    $ 457
        Tax effect of:
           Tax exempt investment income.............  (86)    (82)     (52)
           Surplus tax..............................   --      --     (145)
           State and local income taxes.............   21      35       30
           Prior year taxes.........................   (8)     36      (37)
           Demutualization costs....................   --      --       21
           Payment to former Canadian policyholders.   --      --      114
           Sales of businesses......................   --       5       31
           Other, net...............................    8      32       16
                                                      ----    ----    -----
        Provision for income taxes.................. $525    $797    $ 435
                                                      ====    ====    =====

   Deferred income taxes represent the tax effect of the differences between the book and tax bases of assets and liabilities.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   Net deferred income tax assets and liabilities consisted of the following:


                                                        December 31,
                                                      --------------------
                                                        2002       2001
                                                       -------    -------
                                                      (Dollars in millions)
         Deferred income tax assets:
            Policyholder liabilities and receivables. $ 3,020    $ 3,033
            Net operating losses.....................     187        318
            Employee benefits........................      --        123
            Litigation related.......................      95        279
            Other....................................     286        438
                                                       -------    -------
                                                        3,588      4,191
            Less: Valuation allowance................      14        114
                                                       -------    -------
                                                        3,574      4,077
                                                       -------    -------
         Deferred income tax liabilities:............
            Investments..............................   1,597      2,053
            Deferred policy acquisition costs........   2,699      2,756
            Employee benefits........................      65         --
            Net unrealized investment gains..........   1,124      1,037
            Other....................................      36        124
                                                       -------    -------
                                                        5,521      5,970
                                                       -------    -------
         Net deferred income tax liability........... $(1,947)   $(1,893)
                                                       =======    =======

   Domestic net operating loss carryforwards amount to $503 million at December 31, 2002 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $42 million at December 31, 2002 and were generated in various foreign countries with expiration periods of five years to infinity.

   The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Internal Revenue Service has audited the Company for the years through and including 1996. The Company is being audited for the years 1997, 1998, and 1999. The Company believes that any adjustments that might be required for open years will not have a material effect on the Company's consolidated financial statements.

15.  Reinsurance

   The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and to provide additional capacity for future growth. The Company currently reinsures up to 90% of the mortality risk for all new individual life insurance policies that it writes through its various franchises. This practice was initiated by different franchises for different products starting at various points in time between 1992 and 2000. Risks in excess of $25 million on single life policies and $30 million on survivorship policies are 100% coinsured. In addition, in 1998, the Company reinsured substantially all of the

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES mortality risk on its universal life policies issued since 1983. RGA retains a maximum of $4 million of coverage per individual life with respect to its assumed reinsurance business. The Company reinsures its business through a diversified group of reinsurers. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks of specific characteristics. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

   In addition to reinsuring mortality risk, the Company reinsures other risks and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which are an inherent risk of the property and casualty business and could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of loss and quota share reinsurance arrangements to limit its maximum loss, provide greater diversification of risk and minimize exposure to larger risks.

   The Company has also protected itself through the purchase of combination risk coverage. This reinsurance coverage pools risks from several lines of business and includes individual and group life claims in excess of $2 million per policy, as well as excess property and casualty losses, among others.

   See Note 11 for information regarding certain excess of loss reinsurance agreements providing coverage for risks associated primarily with sales practices claims.

   The amounts in the consolidated statements of income are presented net of reinsurance ceded. The effects of reinsurance were as follows:

                                                             Years ended December 31,
                                                            -------------------------
                                                              2002     2001     2000
                                                            -------  -------  -------
                                                              (Dollars in millions)
Direct premiums............................................ $17,811  $16,257  $15,661
Reinsurance assumed........................................   2,973    2,786    2,858
Reinsurance ceded..........................................  (2,314)  (2,020)  (2,256)
                                                            -------  -------  -------
Net premiums............................................... $18,470  $17,023  $16,263
                                                            =======  =======  =======
Reinsurance recoveries netted against policyholder benefits $ 2,631  $ 2,069  $ 1,934
                                                            =======  =======  =======

   Reinsurance recoverables, included in premiums and other receivables, were $3,533 million and $3,312 million at December 31, 2002 and 2001, respectively, including $1,348 million and $1,356 million, respectively, relating to reinsurance of long-term guaranteed interest contracts and structured settlement lump sum contracts accounted for as a financing transaction. Reinsurance and ceded commissions payables, included in other liabilities, were $45 million and $103 million at December 31, 2002 and 2001, respectively.

   Included in premiums and other receivables are reinsurance recoverables due from Exeter Reassurance Company, Limited, a related party, of $502 million and $644 million at December 31, 2002 and 2001, respectively. Included in other policyholder funds are reinsurance liabilities assumed from MIAC, a related party, of $763 and $778 million at December 31, 2002 and 2001, respectively.

   Included in future policy benefits and other policyholder funds are reinsurance liabilities assumed from Cova Corporation , MetLife Investor's Group, Inc. and MetLife International Holdings, Inc., related parties, of $772 million and $931 million, respectively, at December 31, 2002. These entities were sold at December 31, 2002. See note 12.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The following provides an analysis of the activity in the liability for benefits relating to property and casualty and group accident and non-medical health policies and contracts:

                                             Years ended December 31,
                                            -------------------------
                                              2002     2001     2000
                                            -------  -------  -------
                                              (Dollars in millions)
          Balance at January 1............. $ 4,597  $ 4,226  $ 3,790
             Reinsurance recoverables......    (457)    (410)    (415)
                                            -------  -------  -------
          Net balance at January 1.........   4,140    3,816    3,375
                                            -------  -------  -------
          Incurred related to:
             Current year..................   4,116    4,182    3,786
             Prior years...................     (85)     (84)    (112)
                                            -------  -------  -------
                                              4,031    4,098    3,674
                                            -------  -------  -------
          Paid related to:
             Current year..................  (2,503)  (2,538)  (2,215)
             Prior years...................  (1,303)  (1,236)  (1,018)
                                            -------  -------  -------
                                             (3,806)  (3,774)  (3,233)
                                            -------  -------  -------
          Net Balance at December 31.......   4,365    4,140    3,816
             Add: Reinsurance recoverables.     478      457      410
                                            -------  -------  -------
          Balance at December 31........... $ 4,843  $ 4,597  $ 4,226
                                            =======  =======  =======

16.  Other Expenses

   Other expenses were comprised of the following:

                                                                                 Years ended December 31,
                                                                                -------------------------
                                                                                  2002     2001     2000
                                                                                -------  -------  -------
                                                                                  (Dollars in millions)
Compensation................................................................... $ 2,423  $ 2,447  $ 2,712
Commissions....................................................................   1,938    1,649    1,638
Interest and debt issue costs..................................................     242      312      436
Amortization of policy acquisition costs (excludes amortization of $11, $21 and
  $(95), respectively, related to investment gains (losses))...................   1,501    1,434    1,472
Capitalization of policy acquisition costs.....................................  (2,227)  (2,018)  (1,805)
Rent, net of sublease income...................................................     289      280      230
Minority interest..............................................................      74       57      115
Other..........................................................................   2,349    2,759    2,510
                                                                                -------  -------  -------
   Total other expenses........................................................ $ 6,589  $ 6,920  $ 7,308
                                                                                =======  =======  =======

17.  Stockholder's Equity

  Dividend Restrictions

   Under the New York Insurance Law, Metropolitan Life is permitted without prior insurance regulatory clearance to pay a stockholder dividend to the Holding Company as long as the aggregate amount of all such

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life will be permitted to pay a stockholder dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution. Under the New York Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Department has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. For the year ended December 31, 2002, Metropolitan Life paid to MetLife, Inc. $535 million in dividends for which prior insurance regulatory clearance was not required and $369 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2001, Metropolitan Life paid to MetLife, Inc. $721 million in dividends for which prior insurance regulatory clearance was not required and $3,033 million in special dividends, as approved by the Superintendent. For the year ended December 31, 2000, Metropolitan Life paid to MetLife, Inc. $763 million in dividends for which prior insurance regulatory clearance was not required. Of the total dividend paid, $1,894 million (retained earnings from date of demutualization through the month the dividend was paid) was charged to retained earnings and $1,860 million was charged to additional paid-in-capital. At December 31, 2002, Metropolitan Life could pay the Holding Company a dividend of $662 million without prior approval of the Superintendent.

  Stock Compensation Plans

   Under the MetLife, Inc. 2000 Stock Incentive Plan (the "Stock Incentive Plan"), awards may be granted to Metropolitan Life employees in the form of non-qualified or incentive stock options qualifying under Section 422A of the Internal Revenue Code. Under the MetLife, Inc. 2000 Directors Stock Plan, (the "Directors Stock Plan") awards granted may be in the form of stock awards or non-qualified stock options or a combination of the foregoing to outside Directors of the Company. The aggregate number of shares of stock that may be awarded under the Stock Incentive Plan is subject to a maximum limit of 37,823,333 shares for the duration of the plan. The Directors Stock Plan has a maximum limit of 500,000 share awards.

   All options granted have an exercise price equal to the fair market value price of the Company's common stock on the date of grant, and an option's maximum term is ten years. Certain options under the Stock Incentive Plan become exercisable over a three-year period commencing with date of grant, while other options become exercisable three years after the date of grant. Options issued under the Directors Stock Plan are exercisable at any time after April 7, 2002.

   MetLife, Inc. applies APB 25 and related interpretations in accounting for its stock-based compensation plans. Accordingly, in the measurement of compensation expense, the excess of market price over exercise price is utilized on the first date that both the number of shares and award price are known. For the years ended December 31, 2002 and 2001, compensation expense for non-employees related to MetLife, Inc.'s Stock Incentive Plan and Directors Stock Plan was $2 million and $1 million, respectively. This expense is allocated to the Company to properly reflect compensation expense related to Metropolitan Life employees.

   Had the compensation cost for the MetLife, Inc. Stock Incentive Plan and Directors Stock Plan allocable to the Company been determined based on fair value at the grant date for awards under those plans consistent with the method of SFAS No. 123, the Company's net income for the years ended December 31, 2002 and 2001 would have been reduced to a pro forma amount of $1,570 million and $1,468 million, respectively.

   The pro forma net income is not necessarily representative of the effects on net income in future years. The pro forma net income includes the Company's ownership share of compensation costs related to RGA's incentive stock plan determined in accordance with SFAS 123.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   The fair value of each option grant is estimated on the date of the grant using the Black-Scholes options-pricing model with the following weighted average assumptions used for grants for the:

                                             2002       2001
                                          ----------- ---------
                 Dividend yield:.........    0.68%      0.68%
                 Risk-free rate of return 4.74%-5.52%   5.72%
                 Volatility.............. 25.3%-30.3%   31.6%
                 Expected duration.......  4-6 years  4-6 years

  Statutory Equity and Income

   Applicable insurance department regulations require that the insurance subsidiaries prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis. As of December 31, 2001, New York State Statutory Accounting Practices did not provide for deferred income taxes. The Department has adopted a modification to its regulations, effective December 31, 2002, with respect to the admissibility of deferred taxes by New York insurers, subject to certain limitations. Statutory net income of Metropolitan Life, as filed with the Department, was $1,478 million, $2,782 million and $1,027 million for the years ended 2002, 2001 and 2000, respectively; statutory capital and surplus, as filed, was $6,986 million and $5,358 million at December 31, 2002 and 2001, respectively.

   The National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles (the "Codification"), which is intended to standardize regulatory accounting and reporting to state insurance departments, and became effective January 1, 2001. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department required adoption of the Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the statutory capital and surplus of Metropolitan Life and the Holding Company's other insurance subsidiaries.

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

18.  Other Comprehensive Income

   The following table sets forth the reclassification adjustments required for the years ended December 31, 2002, 2001 and 2000 to avoid double-counting in other comprehensive income items that are included as part of net income for the current year that have been reported as a part of other comprehensive income in the current or prior year:

                                                                                   Years ended December 31,
                                                                                   -----------------------
                                                                                     2002    2001    2000
                                                                                   -------  ------  ------
                                                                                    (Dollars in millions)
Holding gains on investments arising during the year.............................. $ 2,904  $1,287  $2,807
Income tax effect of holding gains................................................    (976)   (509)   (975)
Reclassification adjustments:
   Recognized holding losses included in current year income......................     339     579     989
   Amortization of premiums and accretion of discounts associated with
     investments..................................................................    (440)   (475)   (498)
   Recognized holding gains allocated to other policyholder amounts...............    (139)    (33)    (54)
   Income tax effect..............................................................      75     (27)   (152)
Allocation of holding losses on investments relating to other policyholder
  amounts.........................................................................  (2,453)   (158)   (977)
Income tax effect of allocation of holding losses to other policyholder amounts...     829      61     340
Unrealized investment gain (losses) of subsidiary at date of sale.................      68    (173)     --
Deferred income taxes on unrealized investment gain (losses) of subsidiary at date
  of sale.........................................................................     (15)     64      --
                                                                                   -------  ------  ------
Net unrealized investment gains...................................................     192     616   1,480
                                                                                   -------  ------  ------
Foreign currency translation adjustments arising during the year..................     137     (58)     (6)
Foreign currency translation of subsidiary at date of sale........................     (65)     19      --
                                                                                   -------  ------  ------
Foreign currency translation adjustment...........................................      72     (39)     (6)
Minimum pension liability adjustment..............................................      --     (18)     (9)
                                                                                   -------  ------  ------
Other comprehensive income........................................................ $   264  $  559  $1,465
                                                                                   =======  ======  ======

19.  Business Segment Information

   The Company provides insurance and financial services to customers in the United States, Canada, Central America, South America, Europe, South Africa, Asia and Australia. The Company's business is divided into six major segments:
Individual, Institutional, Reinsurance, Auto & Home, Asset Management and International. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

   Individual offers a wide variety of individual insurance and investment products, including life insurance, annuities and mutual funds. Institutional offers a broad range of group insurance and retirement and savings products and services, including group life insurance, non-medical health insurance such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Reinsurance provides primarily reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets. Auto & Home provides insurance coverages, including private passenger automobile, homeowners and personal excess liability insurance. Asset Management provides a broad variety of asset management products and services to individuals

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES and institutions. International provides life insurance, accident and health insurance, annuities and retirement and savings products to both individuals and groups, and auto and homeowners coverage to individuals.

   Set forth in the tables below is certain financial information with respect to the Company's operating segments as of or for the years ended December 31, 2002, 2001 and 2000. The accounting policies of the segments are the same as those described in the summary of significant accounting policies, except for the method of capital allocation and the accounting for gains and losses from inter-company sales which are eliminated in consolidation. The Company allocates capital to each segment based upon an internal capital allocation system that allows the Company to more effectively manage its capital. The Company evaluates the performance of each operating segment based upon income or loss from operations before provision for income taxes and non-recurring items (e.g. items of unusual or infrequent nature). The Company allocates certain non-recurring items (primarily consisting of expenses associated with the resolution of proceedings alleging race-conscious underwriting practices, sales practices claims and claims for personal injuries caused by exposure to asbestos or asbestos-containing products and demutualization costs) to Corporate & Other.

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2002                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,419     $ 8,254      $1,984    $2,828     $ --        $992       $    (7) $ 18,470
Universal life and investment-
  type product policy fees.......     1,267         614          --        --       --          37            --     1,918
Net investment income............     6,036       3,926         378       177       59         241          (117)   10,700
Other revenues...................       454         607          42        26      166          10            95     1,400
Net investment (losses) gains....      (131)       (508)          7       (46)      (4)         (9)          (39)     (730)
Policyholder benefits and
 claims..........................     5,162       9,337       1,517     2,020       --         821             3    18,860
Interest credited to policyholder
 account balances................     1,608         930         146        --       --          28            (1)    2,711
Policyholder dividends...........     1,769         115          --        (1)      --          28            --     1,911
Other expenses...................     2,543       1,529         616       794      211         373           523     6,589
Income (loss) from continuing
 operations before provision for
 income taxes....................       963         982         132       172       10          21          (593)    1,687
Income from discontinued
 operations, net of income
 taxes...........................       201         122          --        --       --          --           127       450
Net income (loss)................       811         759          86       131        6          21          (202)    1,612
Total assets.....................   120,284      94,911       9,458     4,944      191         795        18,812   249,395
Deferred policy acquisition
 costs...........................     7,448         608       1,429       175       --           5             1     9,666
Goodwill, net....................        73          62          96       156       18          --            --       405
Separate account assets..........    21,982      31,935          11        --       --          --           (16)   53,912
Policyholder liabilities.........    84,844      55,460       6,734     2,673       --         248          (343)  149,616
Separate account liabilities.....    21,982      31,935          11        --       --          --           (16)   53,912

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

At or for the year ended                                                Auto     Asset                  Corporate
December 31, 2001                 Individual Institutional Reinsurance & Home  Management International  & Other    Total
------------------------          ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,531     $ 7,288      $1,664    $2,755     $ --       $  788      $    (3) $ 17,023
Universal life and investment-
 type product policy fees........     1,245         592          --        --       --           38           (1)    1,874
Net investment income............     6,130       3,965         349       200       71          256          151    11,122
Other revenues...................       527         649          35        22      198           16           85     1,532
Net investment gains (losses)....       838         (15)        (10)      (17)      25          (16)         122       927
Policyholder benefits and
 claims..........................     5,213       8,924       1,373     2,121       --          632            2    18,265
Interest credited to policyholder
 account balances................     1,850       1,012         122        --       --           51           --     3,035
Policyholder dividends...........     1,767         259          --        --       --           34           --     2,060
Other expenses...................     2,763       1,746         478       800      252          315          566     6,920
Income (loss) from continuing
 operations before provision
 for income taxes................     1,678         538          65        39       42           50         (214)    2,198
Income from discontinued
 operations, net of income
 taxes...........................        38          23          --        --       --           --           25        86
Net income (loss)................     1,092         383          39        41       27           16         (111)    1,487
Total assets.....................   127,499      89,620       7,496     4,567      256        3,385       15,042   247,865
Deferred policy acquisition
 costs...........................     8,371         509       1,147       179       --          263            2    10,471
Goodwill, net....................       223          55         106       159       20           12           --       575
Separate account assets..........    31,261      31,177          13        --       --          277          (14)   62,714
Policyholder liabilities.........    84,637      52,035       5,062     2,610       --        1,987         (323)  146,008
Separate account liabilities.....    31,261      31,177          13        --       --          277          (14)   62,714

For the year ended                                                     Auto &    Asset                  Corporate
December 31, 2000                 Individual Institutional Reinsurance  Home   Management International  & Other    Total
------------------                ---------- ------------- ----------- ------  ---------- ------------- --------- --------
                                                                    (Dollars in millions)
Premiums.........................  $  4,625     $ 6,900      $1,444    $2,636     $ --       $  660      $    (2) $ 16,263
Universal life and investment-
 type product policy fees........     1,221         547          --        --       --           53           (1)    1,820
Net investment income............     6,110       3,712         368       194       90          254          301    11,029
Other revenues...................       680         650          29        40      760            9           91     2,259
Net investment gains (losses)....       199        (475)         (2)      (20)      --           18         (138)     (418)
Policyholder benefits and
 claims..........................     5,045       8,178       1,147     2,005       --          562           (2)   16,935
Interest credited to policyholder
 account balances................     1,680       1,090         109        --       --           56           --     2,935
Policyholder dividends...........     1,742         124          15        --       --           32           --     1,913
Payments to former Canadian
 policyholders...................        --          --          --        --       --          327           --       327
Demutualization costs............        --          --          --        --       --           --          230       230
Other expenses...................     3,005       1,514         452       827      784          292          434     7,308
Income (loss) from continuing
 operations before provision
 for income taxes................     1,363         428         116        18       66         (275)        (411)    1,305
Income from discontinued
 operations, net of income
 taxes...........................        36          21          --        --       --           --           22        79
Net income (loss)................       892         307          68        30       34         (285)         (97)      949

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

   For the year ended December 31, 2001 the Institutional, Individual, Reinsurance and Auto & Home segments include $287 million, $24 million, $9 million and $5 million, respectively, of pre-tax losses associated with the September 11, 2001 tragedies. See Note 2.

   The Institutional, Individual and Auto & Home segments include $399 million, $97 million and $3 million, respectively, in pre-tax charges associated with business realignment initiatives for the year ended December 31, 2001. See Note 13.

   For the year ended December 31, 2001, the Individual segment includes $118 million of pre-tax expenses associated with the establishment of a policyholder liability for certain group annuity policies.

   For the year ended December 31, 2001, pre-tax gross investment gains of $1,027 million, $142 million and $357 million resulting from the sale of certain real estate properties to MIAC are included in the Individual segment, Institutional segment and Corporate & Other, respectively.

   The Individual segment included an equity ownership interest in Nvest under the equity method of accounting. Nvest was included within the Asset Management segment due to the types of products and strategies employed by the entity. The Individual segment's equity in earnings of Nvest, which is included in net investment income, was $30 million for the year ended December 31, 2000. The Individual segment includes $538 million (after allocating $118 million to participating contracts) of the pre-tax gross investment gain on the sale of Nvest in 2000.

   As part of the GenAmerica acquisition in 2000, the Company acquired Conning, the results of which are included in the Asset Management segment due to the types of products and strategies employed by the entity from its acquisition date to July 2001, the date of its disposition. The Company sold Conning, receiving $108 million in the transaction and reported a gain of approximately $25 million in the third quarter of 2001.

   The Corporate & Other segment consists of various start-up entities and run-off entities, as well as the elimination of all intersegment amounts. The principal component of the intersegment amounts relates to intersegment loans, which bear interest rates commensurate with related borrowings. In addition, the elimination of the Individual segment's ownership interest in Nvest is included for the year ended December 31, 2000.

   Net investment income and net investment gains and losses are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated capital. Other costs and operating costs were allocated to each of the segments based upon: (i) a review of the nature of such costs,
(ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

   Revenues derived from any customer did not exceed 10% of consolidated revenues. Revenues from U.S. continuing operations were $30,487 million, $31,396 million and $29,959 million for the years ended December 31, 2002, 2001 and 2000, respectively, which represented 96%, 97% and 97%, respectively, of consolidated revenues.

20.  Discontinued Operations

   The Company actively manages its real estate portfolio with the objective to maximize earnings through selective acquisitions and dispositions. Accordingly, the Company sold certain real estate holdings out of its

             METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES portfolio during 2002. In accordance with SFAS No. 144, income related to real estate classified as held-for-sale on or after January 1, 2002 is presented as discontinued operations.

   The following table presents the components of income from discontinued operations:

                                                  Years Ended December 31,
                                                  -----------------------
                                                   2002     2001    2000
                                                   -----   -----   -----
                                                  (Dollars in millions)
          Investment income...................... $ 375    $ 422   $ 418
          Investment expense.....................  (251)    (297)   (297)
          Net investment gains...................   582       --      --
                                                   -----   -----   -----
             Total revenues......................   706      125     121
          Provision for income taxes.............   256       39      42
                                                   -----   -----   -----
             Income from discontinued operations. $ 450    $  86   $  79
                                                   =====   =====   =====

   The carrying value of real estate related to discontinued operations was $223 million and $1,580 million at December 31, 2002, and 2001, respectively. See Note 19 for discontinued operations by business segment.

21.  Related Parties

   Effective January 1, 2003, MetLife Group, Incorporated, a New York corporation and wholly owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company.

                      Metropolitan Life Separate Account UL

PART C. OTHER INFORMATION
        -----------------

ITEM 27.    EXHIBITS

            (a)         Resolution of the Board of Directors of Metropolitan
                        Life effecting the establishment of Metropolitan Life
                        Separate Account UL 2
            (b)         None
            (c) (i)     Form of Broker Agreement 2
                (ii)    Schedule of Sales Commissions 1
            (d) (i)     Specimen Old Product Flexible Premium Multifunded
                        Life Insurance Policy (including application and any alternative pages as required by state law) with form of riders, if any 2
                (ii)    Specimen of New Product Flexible Premium Multifunded
                        Life Insurance Policy (including application and any alternative pages required by state law) with forms of riders 5
                (iii)   Riders for Disability Waiver Rider, and Accidental Death
                        Benefit 2
                (iv)    Riders for Accelerated Death Benefit,
                        Children's Term Insurance Benefit and Spouse Term
                        Insurance Benefit 2
                (v)     New York Endorsement of Old Product to Flexible Premium
                        Multifunded Life Insurance Policy 2
                (vi)    Additional alternate pages for Old Product required by
                        state law 2
                (vii)   Endorsement adding death benefit Option C for Old
                        Product 2


                (viii)  Endorsement- Long Term Care Guarantee
                        Purchase 9
            (e)         Applications (see (d)(i) and (d)(ii) above)
            (f) (i)     Restated Charter and By-Laws of Metropolitan Life 7
                (ii)    Amended Restated Charter and By-laws of Metropolitan
                        Life 11
            (g)         Reinsurance Contracts
            (h) (i)     Participation Agreement with New England Zenith Fund 8
                (ii)    Participation Agreement with Met Investors Series Trust
                        11
                (iii)   Participation Agreement with American Funds 10
            (i)         None
            (j)         None
            (k) (i)     Opinion and Consent of Christopher P. Nicholas as
                        the legality of the securities being registered 4
                (ii)    Opinion and Consent of Anne M. Goggin as to the legality
                        of the securities being registered 9

                (iii)   Consent of Anne M. Goggin, Esq.
            (l)         None
            (m)         None
            (n) (i)     Consent of Independent Auditors
                (ii)    Consent of Foley and Lardner
            (o)         None
            (p)         None
            (q) (i)     Memoranda describing certain procedures filed
                        pursuant to Rule 6e-3(T)(b)(12)(iii) 2
                (ii)    Addendum to Memoranda describing certain procedures
                        filed pursuant to Rule 6e-3(T)(b)(12)(iii) 9
            (r)         Powers of attorney 3

1 Incorporated by reference from Sales and Administration of the Policies" in the Prospectuses included herein and "Distribution of the Policies" in the Statement of Additional Information.

2 Incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement (File No. 033-47927) filed April 30, 1997.
3 Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement (File No. 033-47927) filed April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney which is incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement (File No. 033-47927) filed on December 23, 1997, Virginia M. Wilson's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Metropolitan Life Separate Account E (File No. 333-80547) filed on November 1, 1999, William C. Steere's power of attorney, which is incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement (File No. 033-57320) filed on April 23, 1999, and John C. Danforth's power of attorney, which is incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement of Separate Account E (File No. 002-90380) filed on April 3, 2001.
4 Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement (File No. 033-47927) filed on December 23, 1997.
5 Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement (File No. 033-47927) filed on February 27, 1998.
6 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement (File No. 033-47927) filed on April 2, 1999.
7 Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement (File No. 033-47927) filed on April 6, 2000.
8 Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement (File No. 033-57320) filed on September 18, 2000.
9 Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 033-47927) filed on April 10, 2001.
10 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for MetLife Separate Account E (File No. 333-52366) filed on August 3, 2001.
11 Incorporated herein by reference to the Registration Statement for MetLife Separate Account E (File No. 333-83716) filed on March 5, 2002.
12 Incorporated herein by reference to Post-Effective Amendment No. 14 to the Registration Statement (File No. 033-47927) filed on April 25, 2002.

ITEM 28. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address                                    Positions and Offices with Depositor
-----------------------------------                                    ------------------------------------
Robert H. Benmosche                                                 Chairman of the Board, President and Chief
Metropolitan Life Insurance Company                                              Executive Officer
One Madison Avenue,
New York, NY   10010

Curtis H. Barnette                                                                   Director
Chairman Emeritus
Bethlehem Steel Corporation
1170 Eighth Avenue, Martin Tower 2118
Bethlehem, PA  18016-7699


Name and Principal Business Address                                    Positions and Offices with Depositor
-----------------------------------                                    ------------------------------------
Gerald Clark                                                      Vice Chairman of the Board and Chief Investment
Metropolitan Life Insurance Company                                                   Officer
One Madison Avenue
New York, NY  10010

John C. Danforth                                                                     Director
Partner
Bryan Cave LLP
One Metropolitan Square
211 North Broadway, Suite 3600
St. Louis, MO 63102


Burton A. Dole, Jr.                                                                  Director
Retired Chairman of the Board, President and Chief Executive
Officer
Nellcor Puritan Bennett, Inc.
P.O. Box 208
Carlsbad, CA 92018

James R. Houghton                                                                    Director
Chairman and Chief Executive Officer
Corning Incorporated
One Riverfront Plaza, MP HQ E2-6
Corning, NY  14831


Harry P. Kamen                                                                       Director
Retired Chairman and Chief Executive Officer
Metropolitan Life Insurance Company
200 Park Avenue, Suite 5700
New York, NY   10166

Helene L. Kaplan                                                                     Director
Of Counsel, Skadden, Arps,
Slate, Meagher and Flom
Four Times Square
New York, NY   10036


Catherine R. Kinney                                                                  Director
Co-Chief Operating Officer, President and Executive Vice
Chairman
New York Stock Exchange, Inc.
11 Wall Street, 6th floor
New York, NY 10005



Name and Principal Business Address                                    Positions and Offices with Depositor
-----------------------------------                                    ------------------------------------
Charles H. Leighton                                                                  Director
Retired Chairman and Chief Executive Officer
CML Group, Inc.
51 Vaughn Hill Road
Bolton, MA  01720

Stewart G. Nagler                                                 Vice Chairman of the Board and Chief Financial
Metropolitan Life Insurance Company                                                   Officer
One Madison Avenue
New York, NY  10010


John J. Phelan, Jr.                                                                  Director
Former Chairman of the Board and Chief Executive Officer
New York Stock Exchange, Inc.
P. O. Box 524
Locust Valley, NY 11560


Hugh B. Price                                                                        Director
President and Chief Executive Officer
National Urban League, Inc.
120 Wall Street, 7th & 8th Floors
New York, NY   10005

William C. Steere, Jr.                                                               Director
Retired Chairman of the Board
Pfizer, Inc.
235 East 42nd Street
New York, NY   10016

Set forth below is a list of certain principal officers of Metropolitan Life.
The principal business address of each officer of Metropolitan Life is One
Madison Avenue, New York, New York 10010.


      Name                                              Position with Metropolitan Life

Robert H. Benmosche                            Chairman of the Board, President and Chief Executive Officer
Gerald Clark                                   Vice Chairman of the Board and Chief Investment Officer
Stewart C. Nagler                              Vice Chairman of the Board and Chief Financial Officer
Gary A. Beller                                 Senior Executive Vice-President and General Counsel
Gwenn L. Carr                                  Vice President and Secretary
Daniel J. Cavanagh                             Executive Vice President
C. Robert Henrikson                            President- Institutional Business
Jeffrey J. Hogman                              Executive Vice President
Catherine A. Rein                              Senior Executive Vice President; President and Chief Executive Officer of
                                               Metropolitan Property and Casualty Insurance Company
Stanley J. Talbi                               Senior Vice President and Chief Actuary

      Name                                              Position with Metropolitan Life

William J. Toppeta                             President, International
Lisa Weber                                     Senior Executive Vice President, Chief Administration Officer
Judy E. Weiss                                  Executive Vice President and Chief Actuary
Anthony J. Williamson                          Senior Vice President and Treasurer
Virginia M. Wilson                             Senior Vice President and Controller


The business address of each officer is One Madison Avenue, New York, New York 10010.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

          ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                             AS OF DECEMBER 31, 2002

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2002. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. Organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association  (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Capital Trust I (DE)

E.    Aseguradora Hidalgo, S.A. (Mexico)

F.    Metropolitan Insurance and Annuity Company (DE)

G. MetLife Pensiones S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

H. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by Met-Life, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Reaseguros de Vida S.A. (Chile)- 99.999735% is owned by MetLife Chile Inversiones Limitada and 0.000265% is owned by MetLife International Holdings, Inc.

      2. MetLife Chile Seguros de Vida S.A. (Chile)- 95.7302007% is owned by MetLife Chile Inversiones Limitada, 4.2696274% by MetLife Chile Reaseguros de Vida S.A. and 0.0001719% by MetLife International Holdings, Inc.

I. Seguros Genesis S.A. (Mexico)- Ownership of MetLife Pensiones S.A. and Seguros Genesis, S.A. (Mexico) is as follows: MetLife, Inc. owns 97.4738%, and Metropolitan Asset Management Corporation owns 2.5262%.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

      1.    Jefferson Pilot Omega Seguros de Vida S.A. (Uruguay)

K.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

            a)    Texas Life Agency Services, Inc. (TX)

            b)    Texas Life Agency Services of Kansas, Inc. (KS)

      2.    Cova Life Management Company (DE)

      3.    MetLife Investors Insurance Company (MO)

            a)    MetLife Investors Insurance Company of California (CA)

            b)    First MetLife Investors Insurance Company (NY)

L.    Walnut Street Securities, Inc. (MO)

      1.    WSS Insurance Agency of Massachusetts, Inc. (MA)

      2.    Walnut Street Advisers, Inc. (MO)

      3.    WSS Insurance Agency of Nevada, Inc. (NV)

M.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors USA Insurance Company (DE)

      2.    MetLife Investors Group of Ohio (OH)

      3.    Security First Insurance Agency (MA)

      4.    MetLife Investors Distribution Company (DE)

      5.    MetLife Investors Insurance Agency, Inc. (Nevada)

      6.    Met Investors Advisory, LLC (DE)

      7.    MetLife Investors Financial Agency, Inc. (TX)

N.    MetLife International Holdings, Inc. (DE)

      1. MetLife Iberia, S.A.(Spain)- Shares of MetLife Iberia, S.A. are held by MetLife International Holdings at 80%.

            a)    Seguros Genesis S.A. (Spain)

            b) Genesis Seguros Gnerales, Sociedad Anonima de Seguros y Reaseguros (Spain)

      2.    Natiloportem Holdings, Inc.(DE)

            a) Metropolitan Life Insurance Services Limited (United Kingdom)- 50% of the shares of Metropolitan Life Insurance Services Limited are held by Metropolitan Life Insurance Company.

            b)    Metropolitan Company Limited (Isle of Man)

            c)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

            d) European Marketing Services S.r.l. (Italy)- 95% of the shares of European Marketing Services S.r.l are held by Natiloportem Holdings, Inc. and 5% are held by MetLife International Holdings, Inc.

      3. MetLife India Insurance Company Private Limited (India)-26% of the shares of MetLife India Insurance Company Private Limited are held by MetLife International Holdings, Inc. and 74% by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong Kong)

      5.    Metropolitan Life Seguros de Retiro S.A. (Argentina)

      6.    Metropolitan Life Seguros de Vida S.A. (Argentina)

            a) Met AFJP S.A. (Argentina)- 95% of the shares of Met AFJP S.A. are held by Metropolitan Life Seguros de Vida S.A. (Argentina) and 5% of the shares are held by Metropolitan Seguros de Retiro S.A.

      7. MetLife Services Company Czechia, s.r.o. (Czech Republic)- 10% of the shares of MetLife Services Company Czechia are held by Natiloportem Holdings, Inc. and 90% of the shares are held by MetLife International Holdings, Inc.

      8. Metropolitan Life Ubezpieczen na Zycie S.A. (Poland)- 48% of the shares of Metropolitan Life Ubezpieczen na Zycie S.A. are held directly by MetLife, Inc.

      9.    MetLife Insurance Company of Korea Limited (South Korea)

      10.   Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)

            a) Seguradora Seasul S.A. (Brazil) - 99.89% of the shares of Seguradora Seasul S.A. are held by Metropolitan Life Seguros e Previdencia Privada S.A.

O.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Avenue BTP-D Holdings, LLC (DE)

      2.    334 Madison Avenue BTP-E Holdings, LLC (DE)

      3.    334 Madison Avenue Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 99% of the voting control of Park Twenty Three Investments Four Company is held by 334 Madison Euro Investments, Inc. and 1% is held by St. James Fleet Investments Two Limited.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 99% of the voting control of Convent Station Euro Investments Four Company is held by Park Twenty Three Investments Company and 1% by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company.

      4. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      5. One Madison Investments (Cayco) Limited (Cayman Islands)- 89.9% of the voting control of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company and 10.1% is held by Convent Station Euro Investments Four Company.

      6. CRB Co, Inc.(MA)- AEW Estate Advisors, Inc. holds 49,000 preferred non-voting shares of CRB Co., Inc. and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      7.    GA Holding Corp. (MA)

      8.    CRH Co., Inc. (MA)

      9.    L/C Development Corporation (CA)

      10.   New England Portfolio Advisors, Inc. (MA)

      11.   Benefit Services Corporation (GA)

      12.   One Madison Merchandising L.L.C. (CT)

      13.   Transmountain Land & Livestock Company (MT)

      14.   MetPark Funding, Inc. (DE)

      15.   HPZ Assets LLC (DE)

      16.   MetDent, Inc. (DE)

      17.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      18.   Metropolitan Tower Realty Company, Inc. (DE)

      19.   Metropolitan Tower Life Insurance Company (DE)

      20.   Security Equity Life Insurance Company (NY)

      21.   MetLife Security Insurance Company of Louisiana (LA)

      22. P.T. MetLife Sejahtera (Indonesia)-94.3% of P.T. MetLife Sejahtera is held by Metropolitan Life Insurance Company.

      23.   Met Life Holdings Luxembourg S.A. (Luxembourg)

      24.   Metropolitan Life Holdings Netherlands BV (Netherlands)

      25.   MetLife (India) Private Ltd. (India)

      26.   Metropolitan Marine Way Investments Limited (Canada)

      27. MetLife Central European Services Spolka z Organiczona Odpowiedzialmoscia (Poland)

      28.   MetLife Investments Ireland Limited (Ireland)

      29.   MetLife Private Equity Holdings, LLC (DE)

      30.   MetLife Securities, Inc. (DE)

      31.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR. 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

                  (1)   Coating Technologies International, Inc. (DE)

      32.   Metropolitan Realty Management, Inc. (DE)

            a)    Edison Supply and Distribution (DE)

            b)    Cross & Brown Company (NY)

                  (1)   CBNJ, Inc.(NJ)

      33.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      34.   MetLife Holdings, Inc.

            a)    MetLife Credit Corp.

            b)    MetLife Funding, Inc.

      35.   Metropolitan Property & Casualty Insurance Company

            a)    Metropolitan General Insurance Company (RI)

            b)    Metropolitan Casualty Insurance Company (RI)

            c)    Metropolitan Direct Property and Casualty Insurance Company
                  (RI)

            d)    Met P&C Managing General Agency, Inc.(TX)

            e)    MetLife Auto & Home Insurance Agency, Inc. (RI)

            f)    Metropolitan Group Property and Casualty Insurance Company
                  (RI)

                  (1) Metropolitan Reinsurance Company (U.K.) Limited (United Kingdom)

            g)    Metropolitan Lloyds, Inc. (TX)

                  (1) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

            h)    Economy Fire & Casualty Company (IL)

                  (1)   Economy Preferred Insurance Company (IL)

                  (2)   Economy Premier Assurance Company (IL)

      36.   SSRM Holdings, Inc. (DE)

            a)    State Street Research & Management Company (DE)

                  (1)   State Street Research Investment Services, Inc. (MA)

            b)    SSR Realty Advisors, Inc. (DE)

                  (1)   Metric Management, Inc.(DE)

                  (2)   Metric Assignor, Inc. (CA)

                  (3)   SSR AV, Inc. (DE)

                  (4)   Metric Capital Corporation (CA)

                  (5)   SSR Development Partners LLC (DE)

                  (6) Metric Property Management, Inc. (DE)- 50% of Metric Property Management is held by Metric Realty and SSR Realty Advisors, Inc.

                  (7) Metric Realty (IL)- 50% of Metric Realty is held by SSR Realty Advisors, Inc.

      37.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE) - 73.78% Limited Partnership interest of MetLife Capital Credit L.P. is held directly by Metropolitan Life Insurance Company and 10% General Partnership interest of MetLife Capital Credit L.P. is held by Metropolitan Asset Management Corporation.

                  (1)   MetLife Capital CFLI Holdings, LLC (DE)

                        (a)   MetLife Capital CFLI Leasing, LLC (DE)

            b) MetLife Capital Limited Partnership (DE)- 73.78% Limited Partnership interest is held directly by Metropolitan Life Insurance Company and 9.58% Limited Partnership and 16.64% General Partnership interests are held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            e) MetLife Investments, S.A.(Argentina)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

            f) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments and MetLife Investments, S.A. and 1% of MetLife Latin America Asesorias e Inversiones Limitada.

      38.   MetLife General Insurance Agency, Inc. (DE)




            a)    MetLife General Insurance Agency of Alabama, Inc. (DE)

            b)    MetLife General Insurance Agency of Kentucky, Inc. (DE)

            c)    MetLife General Insurance Agency of Mississippi, Inc. (DE)

            d)    MetLife General Insurance Agency of North Carolina, Inc. (DE)

            e)    MetLife General Insurance Agency of Texas, Inc.(DE)

            f)    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

      39.   MetLife New England Holdings, Inc. (DE)

            a)    New England Life Insurance Company (MA)

                  (1)   New England Life Holdings, Inc. (DE)

                         (a)   New England Securities Corporation (MA)

                        (b)   Hereford Insurance Agency, Inc. (MA)

                        (c)   Hereford Insurance Agency of Hawaii, Inc. (HI)

                        (d)   Fairfield Insurance Agency of Texas, Inc. (TX)

                        (e)   MetLife Advisers, LLC (MA)

                        (f)   N.L. Holding Corp. (DEL) (NY)

                              (i) Nathan & Lewis Securities, Inc. (NY)

                              (ii) Nathan & Lewis Associates-Arizona, Inc. (AZ)

                              (iii) Nathan & Lewis of Nevada, Inc. (NV)

                              (iv) Nathan & Lewis Associates, Inc. (NY)

                                    (A)   Nathan and Lewis Insurance Agency of
                                          Massachusetts, Inc. (MA)

                                    (B)   Nathan and Lewis Associates of Texas,
                                          Inc. (TX)

                  (2)   Newbury Insurance Company, Limited (Bermuda)

                  (3)   New England Pension and Annuity Company (DE)

                  (4)   Omega Reinsurance Corporation (AZ)

      40.   GenAmerica Financial Corporation (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Distributors, Inc. (MO)

            c)    General American Life Insurance Company (MO)

                  (1)   Paragon Life Insurance Company (MO)

                  (2)   John S. McSwaney & Associates, Inc. (ND)

                  (3) GenAmerica Management Corporation (MO)- 90% of the voting shares of GenAmerica Management Corporation are owned by General American Life Insurance Company.

                  (4)   Krisman, Inc. (MO)

                  (5)   White Oak Royalty Company (OK)

                  (6)   Equity Intermediary Company (MO)

                        (a) Reinsurance Group of America, Incorporated (MO)- 48.9% of Reinsurance Group of America, Incorporated is held by Equity Intermediary Company and 9.6% of the voting shares of Reinsurance Group of America, Incorporated is held directly by Metropolitan Life Insurance Company.

                              (i)   Reinsurance Company of Missouri,
                                    Incorporated (MO)


                                    (A)   RGA Reinsurance Company (MO)

                                          (aa)  Fairfield Management Group,
                                                Inc.(MO)

                                                (a.1) Reinsurance Partners, Inc.
                                                      (MO)

                                                (a.2) Great Rivers Reinsurance
                                                      Management, Inc. (MO)

                                                (a.3) RGA (U.K.) Underwriting
                                                      Agency Limited (United
                                                      Kingdom)

                              (ii) Triad Re, Ltd. (Barbados)-67% of Triad Re, Ltd. is held by Reinsurance Group of America, Incorporated and 100% of the preferred stock of Triad Re, Ltd. is also held by Reinsurance Group of America Incorporated.

                              (iii) RGA Sigma Reinsurance SPC (Cayman Islands)

                              (iv)  RGA Americas Reinsurance Company, Ltd.
                                    (Barbados)

                              (v) RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                                    (A)   RGA Financial Group, L.L.C. (DE)- 80%
                                          of RGA Financial Group, L.L.C. is held
                                          by RGA Reinsurance Company (Barbados)
                                          Ltd. and 20% of RGA Financial Group,
                                          LLC is held by RGA Reinsurance Company

                              (vi)  RGA Life Reinsurance Company of Canada
                                    (Canada)

                              (vii) RGA International Corporation (Nova Scotia)

                                    (A)   RGA Financial Products Limited
                                          (Canada)

                              (viii) RGA Holdings Limited (U.K) (United Kingdom)

                              (ix)  RGA UK Services Limited (United Kingdom)

                              (x)   RGA Capital Limited U.K. (United Kingdom)

                              (xi)  RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (xii) RGA South African Holdings (Pty) Ltd. (South
                                    Africa)

                                    (A)   RGA Reinsurance Company of South
                                          Africa Limited (South Africa)

                              (xiii)RGA Australian Holdings PTY Limited
                                    (Australia)

                                    (A)   RGA Reinsurance Company of Australia
                                          Limited (Australia)

                                    (B)   RGA Asia Pacific PTY, Limited
                                          (Australia)

                              (xiv) General American Argentina Seguros de Vida,
                                    S.A. (Argentina)

                              (xv)  RGA Argentina S.A. (Argentina)

                              (xvi) Regal Atlantic Company (Bermuda)
                                    Ltd.(Bermuda)

                              (xvii)Malaysia Life Reinsurance Group Berhad
                                    (Malaysia)- 30% interest of Malaysia Life
                                    Reinsurance Group Berhad is held by
                                    Reinsurance Group of America, Incorporated.

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Structures is a general partnership in which Metropolitan Life Insurance Company owns a 50% interest.

2) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

3) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), an indirect wholly owned subsidiary of Metropolitan.

4) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly-owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies. The various MILPs own, directly or indirectly, 100% of the voting stock of the following: Coating Technologies International, Inc.

5) New England Life Insurance Company ("NELICO"), owns 100% of the voting stock of Omega Reinsurance Corporation. NELICO does not have a financial interest in this subsidiary.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 30. INDEMNIFICATION

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000 subject to a $5,000,000 deductible. MetLife maintains a directors' and officers' liability policy with a maximum coverage of $300 million under which Metropolitan Life Insurance Company ("Metropolitan"), which is the Depositor and the Registrant's underwriter (the "Underwriter"), as well as certain other subsidiaries of MetLife are covered. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

      (a)   Other Activity.
            The principal underwriter for the registrant is Metropolitan Life Insurance Company. Metropolitan Life Insurance Company acts in the following capacities with respect to the following investment companies:

            Metropolitan Tower Life Separate Account One (principal underwriter) Metropolitan Tower Life Separate Account Two (principal underwriter) Metropolitan Life Separate Account E (principal underwriter and depositor)
            Metropolitan Series Fund, Inc. (principal underwriter and sub-investment manager)
            New England Variable Annuity Fund I (depositor)
            New England Life Retirement Investment Account (depositor)
            The New England Variable Account (depositor)

      (b)   Management.
            See response to Item 28 above.

      (c)   Compensation from the Registrant.


            (1)                        (2)                       (3)                     (4)                    (5)
                                                        Compensation on Events
                                 Net Underwriting          Occasioning the
     Name of Principal            Discounts and        Deduction of a Deferred        Brokerage                Other
        Underwriter                Commissions                Sales Load             Commissions           Compensation
        -----------                -----------                ----------             -----------           ------------

     Metropolitan Life
     Insurance Company             $48,578,350                    0                       0                     0
                                    ----------



Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The following companies will maintain possession of the documents required by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder:

      (a)   Registrant

      (b)   Metropolitan Life Insurance Company
            One Madison Avenue
            New York, NY 10010

ITEM 33. MANAGEMENT SERVICES

Not applicable

ITEM 34. FEE REPRESENTATION

Metropolitan Life represents that the fees and charges deducted under the Policies offered and sold pursuant to this amended Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life under the Policies. Metropolitan Life bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Metropolitan Life to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies issued pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein based on supplements, amendments, endorsements or other riders to such policies or prospectuses, or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Metropolitan Life Separate Account UL, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 28th day of April, 2003.

                                 Metropolitan Life Separate Account UL

                                 By:  Metropolitan Life Insurance Company

                                 By: /s/  Gary A. Beller
                                 --------------------------------------
                                          Gary A. Beller, Esq.
                                          Senior Executive Vice President and
                                          General Counsel



Attest:      /s/ James D. Gaughan
             --------------------
             James D. Gaughan
             Assistant Secretary

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act and has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 28th day of April, 2003.

                            Metropolitan Life Insurance Company

                            BY: /s/ Gary A. Beller.
                                ----------------------------
                                Gary A. Beller, Esq.
                                Senior Executive Vice President and
                                General Counsel


Attest:      /s/ James D. Gaughan
             --------------------
             James D. Gaughan
             Assistant Secretary


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated, on April 28, 2003.


            SIGNATURE                                             TITLE
            ---------                                             -----

                *                             Chairman of the Board, President and Chief
---------------------------------------                    Executive Officer
       Robert H. Benmosche

                *                                     Vice-Chairman of the Board and
---------------------------------------    Chief Financial Officer (Principal Financial Officer)
       Stewart G. Nagler


                *                                  Senior Vice President and Controller
---------------------------------------              (Principal Accounting Officer)
       Virginia M. Wilson

                *                                            Director
---------------------------------------
       Curtis H. Barnette


                *                                 Vice Chairman of the Board and Chief
---------------------------------------                    Investment Officer
       Gerald Clark

                *                                            Director
---------------------------------------
       John C. Danforth




                *                                            Director
---------------------------------------
       Burton A. Dole, Jr.

                *                                            Director
---------------------------------------
       James R. Houghton

                *                                            Director
---------------------------------------
       Harry P. Kamen

                *                                            Director
---------------------------------------
       Helene L. Kaplan

                                                             Director
---------------------------------------
       Catherine R. Kinney

                *                                            Director
---------------------------------------
       Charles M. Leighton

                                                             Director
---------------------------------------
       John J. Phelan, Jr.

                *                                            Director
---------------------------------------
       Hugh B. Price

                *                                            Director
---------------------------------------
       William C. Steere, Jr.

   /s/  Christopher P. Nicholas
   ----------------------------
   Christopher P. Nicholas, Esq.
   Attorney- in - fact

* Executed by Christopher P. Nicholas, Esq. on behalf of those indicated pursuant to Powers of Attorney filed with Post-Effective Amendment No. 5 to this Registration Statement (File No. 033-47927) filed April 30, 1997 except for Robert H. Benmosche's power of attorney, which is incorporated by reference to the Registration Statement of Separate Account UL (File No. 333-40161) filed on November 13, 1997, Stewart G. Nagler's power of attorney which is included in the filing of Post-Effective Amendment No. 6 to this Registration Statement on December 23, 1997, Virginia M. Wilson's power of attorney, which is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Metropolitan Life Separate Account E (File No. 333-80547) filed on November 1, 1999, William C. Steere's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 8 of Separate Account UL (File No. 033-57320) on April 23, 1999, and John C. Danforth's power of attorney, which is incorporated by reference to the filing of Post-Effective Amendment No. 27 of Separate Account E (File no. 002-90380) on April 3, 2001.

                                  Exhibit Index

(g)       Reinsurance Agreements

(k)(iii)  Consent of Anne M. Goggin, Esquire

(n)(i)    Consent of Independent Auditor

(n)(ii)   Consent of Foley & Lardner